Oppenheimer Rochester® Arizona Municipal Fund

NYSE Ticker Symbols
Class A	ORAZX
Class B	ORBZX
Class C	ORCZX
Class Y	ORYZX

Prospectus dated July 29, 2011
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Rochester Arizona Municipal Fund is a mutual fund that seeks a high level of current interest income exempt from federal and Arizona state income taxes for individual investors as is consistent with preservation of capital.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

Oppenheimer Rochester Arizona Municipal Fund

To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks a high level of current interest income exempt from federal and Arizona state income taxes for individual investors as is consistent with preservation of capital.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $50,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 14 of the prospectus and in the sections "How to Buy Shares" beginning on page 75 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None	5%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Y1
Management Fees	0.55%	0.55%	0.55%	0.55%
Disribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Total Other Expenses	0.63%	0.66%	0.64%	0.59%
Interest and Fees from Borrowing	0.36%	0.36%	0.36%	0.36%
Interest and Related Expenses from Inverse Floaters	0.03%	0.03%	0.03%	0.03%
Other Expenses	0.24%	0.27%	0.25%	0.20%
Total Annual Fund Operating Expenses	1.43%	2.21%	2.19%	1.14%
Fee Waiver and Expense Reimbursement[2]	(0.24%)	(0.28%)	(0.25%)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.19%	1.93%	1.94%	1.14%

1. Class Y shares were first available July 29, 2011. The expenses for Class Y shares are estimated for the first full fiscal year that they are offered.
2. The Manager has voluntarily agreed to waive management fees and/or reimburse Fund expenses so that "Total Annual Fund Operating Expenses," excluding interest and fees from borrowing and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for Class B and Class C shares, and 0.80% of average annual net assets for Class Y shares. These waivers and/or expense reimbursements may be amended or withdrawn after one year from the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$591	$886	$1,203	$2,098	$591	$886	$1,203	$2,098
Class B	$698	$971	$1,372	$2,164	$198	$671	$1,172	$2,164
Class C	$299	$668	$1,164	$2,531	$199	$668	$1,164	$2,531
Class Y	$117	$364	$631	$1,394	$117	$364	$631	$1,394

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and Arizona state income tax. These securities are generally issued by the state and its political subdivisions (such as cities, towns, counties, agencies and authorities) and primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations) and interests in municipal leases. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of prinicipal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The securities in which the Fund invests may also include those of issuers located outside of Arizona, such as U.S. territories, commonwealths and possessions, if the interest on such securities is not subject to federal or Arizona state income tax. These securities are "Arizona municipal securities" for purposes of this prospectus.

Securities whose interest is exempt from Arizona taxes are included for purposes of the Fund's 80% requirement discussed above, even if the issuer is located outside of Arizona. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

Most of the securities the Fund buys must be "investment-grade," which are securities rated in one of the four highest rating categories of a nationally recognized statistical rating organization such as Standard & Poor's, or if unrated, assigned a comparable rating by the investment adviser, OppenheimerFunds, Inc. The Fund also can invest as much as 25% of its total assets (measured at the time of purchase) in below-investment-grade securities (sometimes called "junk bonds"). The Fund's investment adviser internally assigns ratings to unrated securities, after assessing their credit quality and other factors, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations.

The Fund does not limit its investments to securities of a particular maturity range, and may hold both short- and long-term securities. However, the Fund currently focuses on longer-term securities to seek higher yields. This portfolio strategy is subject to change.

The Fund also borrows for leverage and invests in inverse floaters, a variable rate obligation and form of derivative, to seek increased income and return. The Fund can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund also can borrow money to purchase additional securities, another form of "leverage". Although the amount of borrowing will vary from time to time, the amount of leveraging from borrowings will not exceed one-third of the Fund's total assets.

In selecting investments for the Fund, the portfolio managers look at a wide range of Arizona municipal securities from different issuers that provide high current income, including unrated bonds, that have favorable credit characteristics and that provide opportunities for value. The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but are not required to do so.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Municipal Securities. Municipal securities may be subject to interest rate risk, credit risk, credit spread risk, extension risk, reinvestment risk and prepayment risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. "Credit spread" is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund's lower-rated and unrated securities. Extension risk is the risk that an increase in interest rates could cause principal payments on a debt security to be repaid at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may repay the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income.

Special Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for below-investment-grade securities may be less liquid and they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

     Because the Fund can invest up to 25% of its assets in below-investment-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

Special Risks of Arizona Municipal Securities. Because the Fund invests primarily in Arizona municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the financial stability of the State of Arizona and its municipalities, agencies, authorities and other instrumentalities that issue those securities. Budgetary stress on the state or its municipalities, changes in legislation or policy, erosion of the tax base, the effects of natural disasters, or other economic, legislative or political, or social issues may have a significant negative impact on the value of state or local securities.

     Special Risks of U.S. Territories, Commonwealths and Possessions. These risks also apply to securities of issuers of U.S. territories, commonwealths or possessions, such as Puerto Rico, Guam, the Northern Mariana Islands and the Virgin Islands. Securities issued by U.S. territories, commonwealths and possessions are considered to be Arizona municipal securities in this prospectus.

Municipal Market Volatility and Illiquidity. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund's books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices.

Municipal Sector Concentration. While the Fund does not invest more than 25% of its total assets in a single industry, certain types of municipal securities (such as general obligation, government appropriation, municipal leases, special assessment and special tax bonds) are not considered a part of any "industry" for purposes of this policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of Non-Diversification. The Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer.

Risks of Tobacco Related Bonds. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the "MSA"), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state's interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an "appropriation pledge" by the state. An "appropriation pledge" requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state.

The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA, including challenges by participating tobacco manufacturers regarding the amount of annual payments owed under the MSA.

The Fund can invest up to 25% of its total assets in tobacco-related bonds without an appropriation pledge that make payments only from a state's interest in the MSA.

Risks of Land-Secured or "Dirt" Bonds. These special assessment or special tax bonds are issued to promote residential, commercial or industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.

Main Risks of Borrowing and Leverage. The Fund can borrow up to one-third of the value of its total assets (including the amount borrowed) from banks, as permitted by the Investment Company Act of 1940. It can use those borrowings for a number of purposes, including for purchasing securities, which can create "leverage." In that case, changes in the value of the Fund's investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses.  Borrowing for investment purposes might reduce the Fund's return if the yield on the securities purchased is less than those borrowing costs. The Fund may also borrow to meet redemption obligations, for temporary and emergency purposes, or to unwind or contribute to trusts in connection with the Fund's investment in inverse floaters.  The Fund currently participates in a line of credit with other Oppenheimer funds for its borrowing.

The Fund can participate in a committed reverse repurchase agreement program with other Oppenheimer funds. Reverse repurchase agreements that the Fund may engage in also create leverage. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to a borrowing, reverse repurchase agreements provide the Fund with cash for investment and operational purposes. When the Fund engages in reverse repurchase agreements, changes in the value of the Fund's investments will have a larger effect on its share price than if it did not engage in these transactions due to the effect of leverage. Reverse repurchase agreements create fund expenses and require that the Fund have sufficient cash available to repurchase the debt obligation when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security.

Risks of Derivatives. A "derivative" is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may be volatile and involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. Certain derivative investments may be illiquid. The underlying security or other reference on which a derivative is based, or the derivative itself, may not perform the way the Fund expects it to. The Fund could realize little or no income or lose principal from a derivative investment or a hedge might be unsuccessful. The Fund may also lose money if the issuer of a derivative fails to pay the amount due.

Inverse Floaters. The Fund invests in inverse floaters because, under ordinary circumstances, they offer higher yields and thus provide higher income than fixed-rate bonds of comparable maturity and credit quality. An inverse floater is a derivative instrument, typically created by a trust established by a counterparty, that divides a municipal security into two securities: a short-term floating rate security and a long-term floating rate security which is referred to as an "inverse floater." The inverse floater pays interest at rates that move in the opposite direction of those on the short-term floating rate security. Inverse floaters produce less income when short-term interest rates rise (and may pay no income) and more income when short-term interest rates fall. Thus, if short-term interest rates rise after the issuance of the floater, any yield advantage is reduced or eliminated. Under certain circumstances a trust may be collapsed and the Fund may be required to repay the principal amount due on the short-term securities or the difference between the liquidation value of the underlying municipal bond and the principal amount due on those securities. Inverse floaters can be more volatile than conventional fixed-rate bonds. They also entail a degree of leverage and certain inverse floaters may require the Fund to provide collateral for payments on the short-term securities or to "unwind" the transaction.

The Fund will not expose more than 20% of its total assets to the effects of leverage from its investments in inverse floaters.

Who Is The Fund Designed For? The Fund is designed for investors seeking income exempt from federal and Arizona state personal income taxes. The Fund does not seek capital gains or growth. Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors seeking capital growth. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and the life of the Fund compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/RochesterArizonaMunicipalFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 24.43% (3rd qtr 09) and the lowest return was -26.08% (4th qtr 08). For the period from January 1, 2011 through June 30, 2011, the cumulative return before sales charges and taxes was 5.78%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

     Performance information for Class Y shares is not provided because they were not available as of December 31, 2010.

Average Annual Total Returns for the periods ended December 31, 2010
	1 Year	Life of Class
Class A Shares (inception10/10/06)
Return Before Taxes	(0.32%)	(1.82%)
Return After Taxes on Distributions	(0.32%)	(1.82%)
Return After Taxes on Distributions and Sale of Fund Shares	1.98%	(0.73%)
Class B Shares (inception 10/10/06)	(1.06%)	(1.83%)
Class C Shares (inception 10/10/06)	2.88%	(1.42%)
Barclays Capital Municipal Bond Index	2.38%	3.93%*
(reflects no deduction for fees, expenses or taxes)
Consumer Price Index	1.50%	1.83%*
(reflects no deduction for fees, expenses or taxes)

* From 09/30/06.

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Daniel G. Loughran, Scott S. Cottier, Troy E. Willis and Mark R. DeMitry are each a Vice President of the Fund and each has been a portfolio manager of the Fund since its inception. Michael L. Camarella is a Vice President of the Fund and has been a portfolio manager of the Fund since January 2008. Charles S. Pulire has been a portfolio manager of the Fund since December 2010.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Taxes. Dividends paid from net investment income on tax-exempt municipal securities will be excludable from gross income for federal individual income tax purposes. Dividends that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. Certain distributions may be taxable as ordinary income or as capital gains. The tax treatment of dividends is the same whether they are taken in cash or reinvested.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The strategies and types of investments discussed in the Fund Summary are the ones that the Fund considers to be the most important in seeking to achieve its investment objective.  Additionally, the following strategies and risks are those the Fund expects its portfolio to be subject to as a whole.

The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yield and share prices of the Fund will change daily based on changes in interest rates and market conditions and in response to other economic events.

     Unless this prospectus or the Statement of Additional Information states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except for borrowing and investments in illiquid securities).

Municipal Securities.  Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. The Fund buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. The Fund selects investments without regard to this type of tax treatment.

Additionally, there are times when an issuer will pledge its taxing power to offer additional security to a revenue bond. These securities are sometimes called "double-barreled bonds." See, for example, tobacco bonds with an appropriation pledge as discussed in this prospectus.

The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year. The Fund generally focuses on longer-term securities to seek higher income.

      Arizona municipal securities are municipal securities that are not subject (in the opinion of bond counsel to the issuer at the time they are issued) to federal and Arizona individual income tax. The term "Arizona municipal securities" also includes debt securities of the governments of certain possessions, territories and commonwealths of the United States if the interest is not subject to federal and Arizona individual income tax. For additional discussion of the special considerations relating to the Fund's investments in Arizona and the U.S. territories, commonwealths and possessions, see the Statement of Additional Information. Some debt securities, such as zero-coupon securities, do not pay current interest. Other securities may be subject to calls by the issuer (to redeem the debt) or to prepayment prior to their stated maturity.

U.S. Territories, Commonwealths and Possessions.The Fund also invests in obligations of the governments of the U.S. territories, commonwealths and possessions such as Puerto Rico, the Virgin Islands, Guam and the Northern Mariana Islands to the extent such obligations are exempt from state income taxes.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations. A discussion of the special considerations relating to the Fund's municipal obligations and other factors or economic conditions in those territories, commonwealths or possessions is provided in an Appendix to the Statement of Additional Information.

Tax-Exempt Commercial Paper.  Tax-exempt commercial paper is a short-term obligation with a stated maturity of usually 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note, repurchase agreement or other credit facility agreement offered by a bank or financial institution. Because tax-exempt issuers may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper, the commercial paper of a tax-exempt issuer that is unable to continue to obtain liquidity in that manner may default. There may be a limited secondary market for issues of tax-exempt commercial paper.

Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.

If the municipal government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to recover the original investment. Some lease obligations may not have an active trading market, making it difficult for the Fund to sell them quickly at an acceptable price.

Tobacco Related Bonds. The Fund may invest in two types of tobacco related bonds: (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the Master Settlement Agreement ("MSA") and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

  Tobacco Settlement Revenue Bonds. For purposes of the Fund's industry concentration policy, the Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA, a litigation settlement agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions and the four largest U.S. tobacco manufacturers at that time. Subsequently, a number of smaller tobacco manufacturers signed on to the MSA, which provides for annual payments by the manufacturers to the states and other jurisdictions in perpetuity. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment.

     A number of states have securitized the future flow of those payments by selling bonds, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flows from the tobacco manufacturers. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments. The amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund's net asset value.

     The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including challenges by participating tobacco manufacturers regarding the amount of annual payments owed under the MSA, and an adverse outcome could affect the payment streams associated with the MSA or cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges. The Statement of Additional Information contains more detailed information about the litigation related to the tobacco industry and the MSA.

   "Subject to Appropriation" (STA) Tobacco Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds"). STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge. These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, "government appropriation" or "subject to appropriation" bonds (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer's general funds.

     Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Fund considers STA Tobacco Bonds to be "municipal securities" for purposes of its concentration policies.

Municipal Sector Concentration. While the Fund's fundamental policies do not allow it to concentrate its investments (that is, to invest more than 25% of its total assets) in a single industry, certain types of municipal securities are not considered a part of any "industry" under that policy.  Examples of these types of municipal securities include:  general obligation, government appropriation, municipal leases, special assessment and special tax bonds.  Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects.  "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project.  For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk.  Thus, market or economic changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions, these types of municipal securities are not considered a part of any industry for purposes of the Fund's industry concentration policy.

Land-Secured or "Dirt" Bonds (Special Tax or Special Assessment Bonds). The Fund can invest more than 25% of its total assets in municipal securities for similar types of projects that are issued in connection with special taxing districts that are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bonds financed by these methods, such as tax assessment, special tax or tax increment financing generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. These projects often are exposed to real estate development-related risks, such as the failure of property development, availability of financing, extended vacancies of properties, increased competition, limitations on rents, changes in neighborhood values and the demand of properties to tenants, and changes in interest rates. These real estate risks may be heightened in the event that these projects are in foreclosure. Additionally, upon foreclosure the Fund may pay certain maintenance or operating expenses or taxes relating to such projects. These expenses may increase the overall expenses of the Fund and reduce its returns.
     In addition, these projects can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the projects.

Ratings of Municipal Securities the Fund Buys. The Manager may rely to some extent on credit ratings by nationally recognized statistical rating organizations in evaluating the credit risk of securities selected for the Fund's portfolio.  Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk.

Rating organizations might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. In selecting securities for its portfolio and evaluating their income potential and credit risk, the Fund does not rely solely on ratings by rating organizations but evaluates business, economic and other factors affecting issuers as well. Many factors affect an issuer's ability to make timely payments, and the credit risk of a particular security may change over time. The Manager also may use its own research and analysis. If a bond is insured, it will usually be rated by the rating organizations based on the financial strength of the insurer. The rating categories are described in an Appendix to the Statement of Additional Information.

     The Fund can invest up to 25% of its total assets in below-investment-grade securities (measured at the time of purchase). Therefore, most of the municipal securities the Fund buys are "investment-grade" at the time of purchase. "Investment-grade" securities are those rated within the four highest rating categories of Standard & Poor's, Moody's, Fitch or another nationally recognized statistical rating organization (or, in the case of unrated securities, determined by the Fund's investment adviser to be comparable to securities rated investment-grade). While securities rated within the fourth highest category by Standard & Poor's (meaning BBB+, BBB or BBB-) or by Moody's (meaning Baa1, Baa2 or Baa3) are considered "investment-grade," they have some speculative characteristics.

     Unrated Securities. Because the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the Manager internally assigns ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. Unrated securities are considered "investment-grade" or "below-investment-grade" if judged by the Manager to be comparable to rated investment-grade or below-investment-grade securities. The Manager's rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market, which means that the Fund might have difficulty selling them promptly at an acceptable price.

In evaluating the credit quality of a particular security, whether rated or unrated, the Manager will normally take into consideration a number of factors including, but not limited to, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer's management, and regulatory factors affecting the issuer or the particular facility.

A reduction in the rating of a security after the Fund buys it will not require the Fund to dispose of the security. However, the Manager will evaluate such downgraded securities to determine whether to keep them in the Fund's portfolio.

Taxability Risk. The Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal and state income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax.

Borrowing and Leverage.  The Fund can borrow from banks, a technique referred to as "leverage," in amounts up to one-third of the Fund's total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing securities believed to be desirable by the Manager when available, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund (an investment vehicle used by the Fund as described in this prospectus), or to contribute to such trusts to enable them to meet tenders of their other securities by the holders. The Fund currently participates in a line of credit with other Oppenheimer funds for those purposes.  The Fund may also borrow to meet redemption obligations or for temporary and emergency purposes.

Borrowing for leverage will subject the Fund to greater costs (for interest payments to the lender, origination fees and related expenses) than funds that do not borrow for leverage and these other purposes.  The interest on borrowed money is an expense that might reduce the Fund's yield, especially if the cost of borrowing to buy securities exceeds the yield on the securities purchased with the proceeds of a loan.  Using leverage may also make the Fund's share price more sensitive, i.e. volatile, to interest rate changes than if the Fund did not use leverage due to the tendency to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.  The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements under the Investment Company Act of 1940.

Special Risks of Derivative Investments. The Fund can invest in different types of "derivative" investments that are consistent with its investment strategies. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Inverse floaters are the primary type of derivative the Fund can use.

The Fund may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks. Examples include, but are not limited to, interest rate swaps or municipal bond swaps. While the Fund may use derivatives for hedging purposes, it typically does not use hedging instruments, such as options, to hedge investment risks.

 Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

Inverse Floaters.  The Fund may invest in inverse floaters to seek greater income and total return. Inverse floaters, under ordinary circumstances, offer higher yields and thus provide higher income than fixed-rate bonds of comparable maturity and credit quality. An inverse floater is a derivative instrument, typically created by a trust, that divides a municipal security into two securities: a short-term tax-exempt floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a "residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income. Thus, if short-term interest rates rise after the issuance of the floater, any yield advantage is reduced or eliminated.

To facilitate the creation of inverse floaters, the Fund may purchase a municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund's investments in inverse floaters involve certain risks. The market value of an inverse floater residual certificate can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, inverse floater residual certificates tend to underperform fixed-rate bonds when long-term interest rates are rising but tend to outperform fixed-rate bonds when long-term interest rates are stable or falling. Inverse floater residual certificates entail a degree of leverage because the trust issues short-term securities in a ratio to the residual certificates with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.

An inverse floater that has a higher degree of leverage is typically more volatile with respect to its price and income than an inverse floater having a lower degree of leverage. Under inverse floater arrangements, if the remarketing agent that offers the short-term securities for sale is unable to sell them, or if the holders tender (or put) them for repayment of principal and the remarketing agent is unable to remarket them, the remarketing agent may cause the trust to be collapsed, and in the case of floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Some inverse floaters may have a "cap," so that if interest rates rise above the cap, the security pays additional interest income. If rates do not rise above the cap, the Fund will have paid an additional amount for that feature that has proved worthless.

The Fund may also enter into "shortfall and forbearance" agreements with respect to inverse floaters. Under those agreements, upon liquidation of the trust, the Fund is committed to pay the trust the difference between the liquidation value of the underlying municipal bond on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying municipal security. Although the Fund has the risk that it may be required to make such additional payment, these agreements may offer higher interest payments than a standard inverse floater.

Accounting Treatment of Inverse Floaters.  Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond. The Fund's annual fund operating expenses, shown earlier in this prospectus, include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses and, as a result the Fund's net asset values per share and total returns have not been affected by these additional expenses.

Other Investment Strategies And Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

        To seek a higher yield, the Fund also can invest in municipal securities other than those of its state. Although any interest from those securities generally would be exempt from federal taxation, any such interest may be subject to the Fund's state personal income tax. The Fund does not expect to invest a significant portion of its assets in securities that are not exempt from its state's personal income tax.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments, such as, for example, the percentage of LIBOR, the SIFMA Municipal Swap Index or the percentage of the prime rate of a bank. These obligations may be secured by bank letters of credit or other credit support arrangements. Inverse floaters, discussed in this prospectus, are a type of variable rate obligation.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase municipal securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. During the period between the purchase and the settlement dates, the buyer makes no payment for the security and receives no interest. When-issued or delayed-delivery securities the Fund buys are subject to changes in value as a result of market fluctuations during that period and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security has declined below the purchase price.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. A PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising short-term interest rate environment and lower levels of income as short-term interest rates decline. In times of substantial market volatility, however, PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so. The Fund may also transfer a PLN to a sponsor to create an inverse floater, which may further increase the volatility of the market value of a PLN or the inverse floater.

Defaulted Securities. The Fund may purchase defaulted securities if the Manager believes that there is potential for resumption of income payments or realization of income on the sale of the securities or the collateral or other advantageous developments appear likely in the near future. Notwithstanding the Manager's belief about the resumption of income payments or realization of income, the purchase of defaulted securities is highly speculative and involves a high degree of risk, including the risk of a substantial or complete loss of the Fund's investment. Defaulted securities are subject to the Fund's limitation on holding below-investment-grade securities. The Manager does not expect that this will be a significant investment strategy of the Fund.

Zero-Coupon Securities. The Fund can invest without limit in zero-coupon securities.  These debt obligations do not pay interest prior to their maturity date or else they do not start to pay interest at a stated coupon rate until a future date. They are issued and traded at a discount from their face amount. The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin). When interest rates change, zero-coupon securities are subject to greater fluctuations in their value than securities that pay current interest. The Fund accrues the discount on zero-coupon bonds as tax-free income on a current basis. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Illiquid Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings.

The Fund will not invest more than 15% of its net assets in illiquid securities.

Taxable Investments. The Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the Fund would buy for temporary defensive purposes. The Fund does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in short-term municipal securities, but could also invest in U.S. Government securities or highly-rated corporate debt securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. The income from some temporary defensive investments may not be tax-exempt, and therefore to the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover.  A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commission. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares; however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings.  The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees.  Under the Fund's investment advisory agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund's assets grow: 0.55% of the first $500 million of average annual net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of average annual net assets over $1.5 billion. The Fund's management fee for fiscal year ended March 31, 2011 was 0.55% of average annual net assets for each class of shares.

The Manager has voluntarily agreed to waive management fees and/or reimburse Fund expenses so that the "Total Annual Fund Operating Expenses" shown earlier in this prospectus, excluding expenses attributable to the Fund's investment in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for Class B and Class C shares, and 0.80% of average annual net assets for Class Y shares. These waivers and/or expense reimbursements may be amended or withdrawn after one year from the date of this prospectus.

Total Annual Fund Operating Expenses include certain interest and related expenses from the Fund's investment in inverse floaters. Under accounting rules, the Fund recognized additional income in an amount that offsets those expenses, and thus the Fund's total returns and net asset values were not affected. If the interest and related expenses from the Fund's investment in inverse floaters were excluded (after applying the Manager's voluntary waiver/reimbursement), the expense ratios for the Fund would be 1.16% for Class A, 1.90% for Class B, 1.91% for Class C, and 1.11% for Class Y (estimated). The Fund's management fee and other annual operating expenses may vary in future years.

The Fund's transfer agent has voluntarily agreed to limit its fees for Classes B, C and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to June 1, 2011. Effective June 1, 2011, the Fund's transfer agent has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class. These fee limitations may be amended or withdrawn at any time.

     A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract for the Fund is available in the Fund's Semi-Annual Report to shareholders for the period ended September 30, 2010.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella and Charles S. Pulire, who are primarily responsible for the day-to-day management of the Fund's investments. Messrs. Loughran, Cottier, Willis and DeMitry have been portfolio managers of the Fund since its inception. Mr. Camarella has been a portfolio manager of the Fund since January 2008.  Mr. Pulire has been a portfolio manager of the Fund since December 2010.

Mr. Loughran has been a Senior Vice President of the Manager since July 2007 and a Senior Portfolio Manager of the Manager since December 2001.  He was a Vice President of the Manager from April 2001 to June 2007.  Mr. Loughran is a team leader, a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

Mr. Cottier has been a Vice President and Senior Portfolio Manager of the Manager since September 2002.  He is a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

Mr. Willis has been a Vice President of the Manager since July 2009 and a Senior Portfolio Manager of the Manager since January 2006.  He was an Assistant Vice President of the Manager from July 2005 to June 2009 and an Associate Portfolio Manager of the Manager from June 2003 to December 2005.  Mr. Willis is a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

Mr. DeMitry has been a Vice President and Senior Portfolio Manager of the Manager since July 2009.  He was an Associate Portfolio Manager with the Manager from September 2006 to June 2009.  He was a research analyst with the Manager from June 2003 to August 2006. He was a credit analyst with the Manager from June 2001 to May 2003. Mr. DeMitry is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mr. Camarella has been a Vice President of the Manager since February 2011. He has been a Senior Portfolio Manager of the Manager since February 2011. He was a Portfolio Manager with the Manager since January 2008. He was a research analyst with the Manager from April 2006 to December 2007. He was a credit analyst with the Manager from June 2003 to March 2006. Mr. Camarella is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mr. Pulire has been an Assistant Vice President and Portfolio Manager of the Manager since December 2010. He was a research analyst with the Manager from February 2008 to November 2010 and was a credit analyst with the Manager from May 2006 to January 2008. Mr. Pulire is a portfolio manager and trader for the Fund and other Oppenheimer funds.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisers, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs.

What Classes of Shares Does the Fund Offer? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.
Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.
Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. Effective July 1, 2011, Class B shares are not available for purchase by any 457(f) plan or qualified retirement plan, except for purchases by existing OppenheimerFunds Single K plans. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.
Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge (distribution fee). If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.00%, as described in "About Class C Shares" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. See "About Class Y Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, or Class C shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charge Waivers" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

What is the Minimum Investment? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.
  The minimum purchase amounts listed do not apply to omnibus accounts.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class. Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B and Class C shares will be reduced by additional expenses borne by those classes, such as the asset-based sales charge.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B or Class C shares. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

 The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial adviser before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.
     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

About Class A Shares. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below and in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $50,000	4.75%	4.98%	4.00%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.80%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose. In totaling your holdings, you may count shares held in:
  your individual accounts (including IRAs, 403(b) plans and eligible 529 plans), your joint accounts with your spouse,
  accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

     A fiduciary can apply rights of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).
     If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

     To count shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

     Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.
     Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A share purchases totaling $1 million or more of one or more of the Oppenheimer funds. However, those Class A shares may be subject to a 0.75% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares in certain retirement plans). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources on certain purchases of Class A shares of one or more of the Oppenheimer funds that, in the aggregate, total $1 million or more. If purchases of a Fund's Class A shares are included in any such purchase, the Distributor will pay the concession on those Fund shares at the rate of 0.75% of their net asset value. A concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

About Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. On July 1, 2011, all Class B shares held in certain retirement plan accounts will convert to Class A shares, or to another share class selected by the plan sponsor. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

About Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a 12 month "holding period" from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

About Class Y Shares. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present and former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

The Price of Fund Shares.  Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus are to "Eastern time."

The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The Fund's assets generally trade in the over-the-counter market rather than on a securities exchange. Therefore, to determine net asset values, the Fund assets are generally valued at the mean between the bid and asked prices as determined by a pricing service. If the prices determined by the pricing service do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the price is received from the pricing service and before the time as of which the Fund's net asset values are calculated that day, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether prices received from the pricing services are reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers or events affecting securities markets (for example, a securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.
You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

Sales Charge Waivers. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.
In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

Buying Shares. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B or Class C account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. If you submit a purchase request to the Distributor without designating the fund you wish to invest in, your investment will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

Selling Shares. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the Internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio on a pro-rata basis, possibly including illiquid securities. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds:

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

The Oppenheimer Exchange Privilege. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold.  If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days, subject to the exception described below. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applied, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. Exchanges from that money market fund into another fund will be monitored for excessive activity and the Transfer Agent may limit or refuse any exchange order from a money market fund in its discretion pursuant to the exchange policy of that fund.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds of funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" in this prospectus.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

Other Limits on Share Transactions. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

SUBMITTING SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary's representative of record for the account, unless that authority has been revoked.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

     The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

You may also choose to receive your account documents electronically via eDocs Direct. Visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for information and instructions.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B and Class C. Altogether, these fees increase the Class B and Class C annual expenses by 1.00%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B and Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. However, for ongoing purchases of Class B shares by OppenheimerFunds Single K plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

 In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

 Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

 Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

 The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends monthly. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A and Class Y shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A or Class Y. The Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of ordinary income and exempt-interest dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. Dividends paid from net investment income earned by the Fund on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. All or a portion of the dividends paid by the Fund that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. The portion of the Fund's exempt-interest dividends that was a tax preference item for the most recent calendar year is available on the OppenheimerFunds website at www.oppenheimerfunds.com/redir/tax_table_amt.jsp. The tax preference amount will vary from year to year.

Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

Arizona Tax Considerations. Under current law, interest on obligations of the State of Arizona, its political subdivisions and instrumentalities is exempt from Arizona personal income tax if such obligations are issued pursuant to a provision of Arizona law that contains an express exemption from such tax or the interest on such obligations is excluded from gross income for federal income tax purposes. Income derived from direct obligations of the U.S. government or its authorities, commissions, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) is exempt from Arizona personal income tax. The Arizona Department of Revenue has ruled that dividends paid by a regulated investment company, such as the Fund, are exempt from Arizona state income tax to the extent such dividends are derived by the Fund from interest on such exempt obligations. For purposes of Arizona income taxation, distributions from the Fund that are derived from interest on other types of obligations (i.e., obligations the interest on which is not exempt from Arizona state income tax) will be taxable as ordinary income, whether paid in cash or reinvested in additional shares. Obligations the interest on which is not exempt from Arizona state income tax include indirect U.S. Government obligations (e.g., Ginnie Maes and Fannie Maes) and obligations of other states and their political subdivisions. Distributions of net capital gains (both short- and long-term net capital gains) are not exempt from Arizona income taxation and are taxed at ordinary income tax rates. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for Arizona personal income tax purposes.

     Qualification as a Regulated Investment Company. The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, by satisfying certain income, asset diversification and income distribution requirements, but it reserves the right not to qualify. The Fund qualified during its most recent fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

      Other Taxability Risk Considerations. It is possible that, because of events occurring after the date of its issuance, a municipal security owned by the Fund will be determined to pay interest that is includable in gross income for purposes of the federal income tax, and that determination could be retroactive to the date of issuance. Such a determination may cause a portion of prior distributions to shareholders to be taxable to shareholders in the year of receipt.

Legislation affecting tax-exempt municipal securities is often considered by the United States Congress and legislation affecting the exemption of interest or other income thereon for purposes of taxation by a state may be considered by the state's legislature. Court proceedings may also be filed, the outcome of which could modify the tax treatment of a state's municipal securities. There can be no assurance that legislation enacted or proposed, or actions by a court, after the date of issuance of a municipal security will not have an adverse effect on the tax status of interest or other income or the market value of that municipal security. Please consult your tax adviser regarding pending or proposed federal and state tax legislation, court proceedings and other tax considerations.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

Financial highlights are not provided for Class Y because Class Y was not available as of the Fund's fiscal year end.

Financial Highlights Tables

FINANCIAL HIGHLIGHTS
Class A Year Ended March 31,	2011	2010	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$10.88	$8.32	$12.23	$14.30	$13.80
Income (loss) from investment operations:
Net investment income[2]	.66	.72	.78	.82	.37
Net realized and unrealized gain (loss)	(.68)	2.52	(4.01)	(2.23)	.39
Total from investment operations	(.02)	3.24	(3.23)	(1.41)	.76
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.67)	(.68)	(.68)	(.66)	(.26)
Net asset value, end of period	$10.19	$10.88	$8.32	$12.23	$14.30

Total Return, at Net Asset Value[3]	(0.36)%	40.05%	(27.14)%	(10.15)%	5.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,083	$30,789	$21,065	$28,388	$10,308
Average net assets (in thousands)	$34,022	$26,453	$26,349	$22,842	$ 6,676
Ratios to average net assets:[4]
Net investment income	6.12%	7.22%	7.40%	6.15%	5.52%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.04%	1.02%	0.99%	0.98%	2.60%
Interest and fees from borrowings	0.36%	0.41%	0.70%	1.06%	0.28%
Interest and fees on short-term floating rate notes issued[5]	0.03%	--	0.26%	0.59%	0.14%
Total expenses	1.43%	1.43%	1.95%	2.63%	3.02%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.19%	1.12%	1.06%	1.39%	0.94%
Portfolio turnover rate	22%	9%	44%	53%	0%
1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expenses ratio is higher due to the Fund's limited operating history.

7. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses," excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class B Year Ended March 31,	2011	2010	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$10.87	$8.32	$12.22	$14.29	$13.80
Income (loss) from investment operations:
Net investment income[2]	.58	.62	.70	.72	.31
Net realized and unrealized gain (loss)	(.68)	2.54	(4.00)	(2.23)	.39
Total from investment operations	(.10)	3.16	(3.30)	(1.51)	.70
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.61)	(.60)	(.56)	(.21)
Net asset value, end of period	$10.18	$10.87	$8.32	$12.22	$14.29

Total Return, at Net Asset Value[3]	(1.12)%	38.87%	(27.64)%	(10.84)%	5.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,338	$1,329	$228	$164	$80
Average net assets (in thousands)	$2,193	$ 740	$277	$138	$44
Ratios to average net assets:[4]
Net investment income	5.36%	6.02%	6.83%	5.34%	4.56%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.82%	2.05%	1.98%	3.22%	11.35%
Interest and fees from borrowings	0.36%	0.41%	0.70%	1.06%	0.28%
Interest and fees on short-term floating rate notes issued[5]	0.03%	--	0.26%	0.59%	0.14%
Total expenses	2.21%	2.46%	2.94%	4.87%	11.77%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.93%	1.94%	1.81%	2.14%	1.69%
Portfolio turnover rate	22%	9%	44%	53%	0%
1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expenses ratio is higher due to the Fund's limited operating history.

7. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses," excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class C Year Ended March 31,	2011	2010	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$10.87	$8.32	$12.22	$14.29	$13.80
Income (loss) from investment operations:
Net investment income[2]	.58	.63	.70	.72	.29
Net realized and unrealized gain (loss)	(.67)	2.53	(4.00)	(2.23)	.41
Total from investment operations	(.09)	3.16	(3.30)	(1.51)	.70
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.61)	(.60)	(.56)	(.21)
Net asset value, end of period	$10.19	$10.87	$8.32	$12.22	$14.29

Total Return, at Net Asset Value[3]	(1.02)%	38.89%	(27.63)%	(10.84)%	5.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 9,180	$8,909	$3,764	$3,811	$1,284
Average net assets (in thousands)	$10,428	$6,171	$4,322	$2,997	$ 411
Ratios to average net assets:[4]
Net investment income	5.36%	6.30%	6.72%	5.38%	4.39%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.80%	1.88%	2.04%	1.94%	4.20%
Interest and fees from borrowings	0.36%	0.41%	0.70%	1.06%	0.28%
Interest and fees on short-term floating rate notes issued[5]	0.03%	--	0.26%	0.59%	0.14%
Total expenses	2.19%	2.29%	3.00%	3.59%	4.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.94%	1.90%	1.81%	2.14%	1.69%
Portfolio turnover rate	22%	9%	44%	53%	0%
1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expenses ratio is higher due to the Fund's limited operating history.

7. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses," excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-21877 SP0582.001.0711

Oppenheimer
Rochester State Specific Municipal Funds

Rochester Arizona Municipal Fund
Class A          ORAZX
Class B          ORBZX
Class C          ORCZX
Class Y          ORYZX

Rochester Maryland Municipal Fund
Class A          ORMDX
Class B          ORYBX
Class C          ORYCX
Class Y          ORYYX

Rochester Massachusetts Municipal Fund
Class A          ORMAX
Class B          ORBAX
Class C          ORCAX
Class Y          ORYAX

Rochester Michigan Municipal Fund
Class A          ORMIX
Class B          ORMBX
Class C          ORMCX
Class Y          ORMYX

Rochester Minnesota Municipal Fund
Class A          OPAMX
Class B          OPBMX
Class C          OPCMX
Class Y          OPYMX

Rochester North Carolina Municipal Fund
Class A          OPNCX
Class B          OPCBX
Class C          OPCCX
Class Y          OPCYX

Rochester Ohio Municipal Fund
Class A          OROHX
Class B          OROBX
Class C          OROCX
Class Y          OROYX
Rochester Virginia Municipal Fund
Class A          ORVAX
Class B          ORVBX
Class C          ORVCX
Class Y          ORVYX

Statement of Additional Information July 29, 2011

This document contains additional information about the Fund and supplements information in the prospectus dated July 29, 2011 (the "Prospectus").
This Statement of Additional Information ("SAI") is not a Prospectus.  It should be read together with the Prospectus, which may be obtained by writing to the Fund's transfer agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the transfer agent at the toll-free number shown below, or by downloading it from the OppenheimerFunds website at www.oppenheimerfunds.com.

Any reference to the term "Fund" or "Funds" throughout this SAI refers to each fund named above, unless otherwise indicated.
6803 South Tucson Way, Centennial, Colorado 80112-3924 1.800.CALL OPP (225.5677)

To Summary Prospectus

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the principal risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and risks and the types of securities that the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager"), can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its investment objective.

The composition of the Fund's portfolio and the techniques and strategies that the Fund uses in selecting portfolio securities may vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its investment objective. It may use some of the investment techniques and strategies only at some times or it may not use them at all.

The municipal securities that the Fund holds to maturity are redeemable by the security's issuer at their full principal value plus any accrued interest. During the time they are held in the Fund's portfolio, however, the values of those securities may be affected by changes in general interest rates and other factors. The current values of debt securities vary inversely with changes in prevailing interest rates, meaning that after a security is purchased if interest rates increase, the security will normally decline in value and if interest rates decrease, normally its value would increase. Those changes in value generally will not result in realized gains or losses unless the Fund sells a security prior to its maturity. However, if the Fund disposes of a security prior to its maturity, the Fund could realize a capital gain or loss on the sale.

There are variations in the credit quality of municipal securities, both within a particular rating category and between categories. These variations depend on numerous factors. The factors affecting the yields of municipal securities include: general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue (if any).

Unless the Prospectus or SAI states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except for borrowing and investments in illiquid securities). That means the Fund does not have to buy or sell securities solely to meet percentage limits if those limits were exceeded because the value of the investment changed in proportion to the size of the Fund.

The Fund's Main Investment Policies

Municipal Securities. The types of municipal securities in which the Fund may invest and the Fund's principal investment strategies are described in the Prospectus under "Principal Investment Strategies" and "About the Fund's Investments". Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and state individual income tax, which may include securities of issuers located outside of the Fund's state such as U.S. territories, commonwealths and possessions. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

Municipal Bonds. Long-term municipal securities which have a maturity of more than one year (when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" bonds and "revenue" bonds (including "private activity" bonds). They may have fixed, variable or floating rates of interest or may be "zero-coupon" bonds, as described below.

Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in investments that pay a lower rate of return, which could reduce the Fund's yield.

General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits on the rate or amount of special assessments that can be levied to meet these obligations.

Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the tobacco Master Settlement Agreement ("MSA") (as described in the section titled "Tobacco Related Bonds"). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

Although the principal security for revenue bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

Private Activity Bonds. The Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), includes rules governing tax-exemption for interest paid on certain types of municipal securities known as "private activity bonds" (referred to as "industrial development bonds" under pre-1986 law). The proceeds from private activity bonds are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds can be excluded from gross income for federal income tax purposes if (i) the financed activities fall into one of seven categories of "qualified private activity bonds," consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, "exempt facility bonds" and "501(c)(3) bonds," and (ii) certain tests are met. The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) tax-exempt organizations. The payment of the principal and interest on such qualified private activity bonds is dependant solely on the ability of the facility's user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

Under Internal Revenue Code Section 147(a), certain types of private activity bonds that would otherwise be qualified tax-exempt private activity bonds will not be qualified for any period during which the bond is held by a person who is a "substantial user" of the facilities financed by the bond, or a "related person" of such a substantial user. Generally a "substantial user" is a non-exempt person who regularly uses part of a facility in a trade or business.

Therefore, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements regarding the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities for the entire period during which the securities are outstanding. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

Tax-exempt interest on certain qualified private activity bonds may nonetheless be treated as a "tax preference" item subject to the alternative minimum tax (the "AMT"). If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to shareholders that are subject to the AMT.

Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund's portfolio could be affected by these limitations if they reduce the availability of such bonds.

Municipal Notes. Municipal securities that have a maturity of less than one year (when the security is issued) are generally known as "municipal notes." Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturities for which the interest rate is reset at specific shorter frequencies (typically every 7-35 days) through a "dutch" auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction "clears," meaning the lowest possible interest rate at which all the securities can be sold at par. This "clearing rate" is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

Some municipal lease securities may be deemed to be "illiquid" securities. The Manager may determine that certain municipal leases are liquid under guidelines that require the Manager to evaluate, among other factors, the following:

  the frequency (or anticipated frequency) of trades and price quotations for such securities;
  the number, quality and experience of dealers willing to purchase or sell a security and the number of other potential purchasers;
  dealer undertakings to make a market in a security and the identity of such dealers; and
  the nature of the security and the nature of the marketplace trades.

While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

Municipal leases may also be subject to "abatement risk." The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee's use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve monies for lease payments.

In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

TOBACCO RELATED BONDS. The Fund may invest in two types of tobacco related bonds: (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the MSA described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% (measured at the time of purchase) of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson (merged with RJ Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

On June 22, 2009, President Obama signed into law the "Family Smoking Prevention and Tobacco Control Act" which extends the authority of the U.S. Food and Drug Administration to encompass the regulation of tobacco products. Among other things, the legislation authorizes the FDA to adopt product standards for tobacco products, restrict advertising of tobacco products, and impose stricter warning labels. FDA regulation of tobacco products could result in greater decreases in tobacco consumption than originally forecasted.  On August 31, 2009, a number of tobacco manufacturers filed suit in federal court in Kentucky alleging that certain of the provisions of the FDA Tobacco Act restricting the advertising and marketing of tobacco products are inconsistent with the freedom of speech guarantees of the First Amendment of the United States Constitution. The suit does not challenge Congress' decision to give the FDA regulatory authority over tobacco products or the vast majority of the provisions of the law.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund's net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds"). STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) the issuer's general funds. Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Fund considers the STA Tobacco Bonds to be "municipal securities" for purposes of its concentration policies.

Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the "MSA-related legislation"). One or more of the lawsuits allege, among other things, that the MSA and/or the states' MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states' MSA-related legislation have not been ultimately successful, although several such challenges have survived initial appellate review of motions to dismiss or have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states' MSA-related legislation.

The MSA and states' MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states' MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as "secondhand smoke." Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer's ability to make payments under the MSA.

Credit Ratings of Municipal Securities.Ratings by ratings organizations such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Fitch, Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

Below-investment-grade securities (also referred to as "junk bonds") may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities.

After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use similar ratings as standards for investments in accordance with the Fund's investment policies.

The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. Government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

A list of the rating categories of Moody's, S&P and Fitch for municipal securities is contained in an Appendix to this SAI.

     Unrated Securities. Because the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the Manager internally assigns ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. Unrated securities are considered "investment-grade" or "below-investment-grade" if judged by the Manager to be comparable to rated investment-grade or below-investment-grade securities. The Manager's rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market, which means that the Fund might have difficulty selling them promptly at an acceptable price. In evaluating the credit quality of a particular security, whether rated or unrated, the Manager will normally take into consideration a number of factors including, but not limited to, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer's management, and regulatory factors affecting the issuer or the particular facility.

Special Risks of Below-Investment-Grade Securities. The Fund may invest in municipal securities rated below-investment-grade up to the limits described in the Prospectus. Lower-grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities.

While securities rated "Baa" by Moody's or "BBB" by S&P are investment-grade, they may be subject to special risks and have some speculative characteristics.

U.S. Territories, Commonwealths and Possessions. The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal and state income tax. Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands, Guam, or the Northern Mariana Islands. Additionally, the Fund's investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions. A discussion of the special considerations relating to the Fund's municipal obligations and other factors or economic conditions in those territories, commonwealths or possessions is provided in an Appendix to this SAI.

Inverse Floaters. The Fund invests in "inverse floaters" which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed-rate security having similar credit quality, redemption provisions and maturity. The Fund can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.

An inverse floater is typically created by a trust that divides a municipal security into two securities: a short-term tax-free floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, the Fund may purchase a municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund may also purchase inverse floaters created when another party transfers a municipal security to a trust. The trust then issues short-term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long-term, fixed-rate security. For example, the interest rate on one obligation reflecting short-term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed-rate security, multiplied by a factor of two, minus the rate paid on the short-term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax-exempt interest rates. As long as the municipal yield curve remains positively sloped, and short-term rates remain low relative to long-term rates, owners of inverse floaters will have the opportunity to earn interest at above market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

The Fund may enter into a "shortfall and forbearance" agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a "shortfall and forbearance" agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

Borrowing and Leverage. The Fund can borrow from banks, as permitted by the Investment Company Act. It can use those borrowings for investment-related purposes such as purchasing securities believed to be desirable by the Manager. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund borrows money, it is using a speculative investment technique known as "leverage," and changes in the value of the Fund's investments will have a larger effect on its share price than if it did not borrow. Under the Fund's investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from that Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (other than for emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed), less all liabilities and indebtedness other than borrowings, meaning that the value of those assets must be at least equal to 300% of the amount borrowed. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce the amount of its borrowings within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time and for a disadvantageous price.

The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest and may pay other fees in connection with loans. Interest expense and the amount of any other fees incurred by the Fund in connection with loans will raise the overall expenses of the Fund and may reduce its returns. If the Fund does borrow, its expenses will usually be greater than comparable funds that do not borrow. The interest and fees paid on a loan might be more or less than the yield on any securities purchased with the loan proceeds. If those costs are more than the yield on the securities purchased, the Fund's return will be reduced. Additionally, on the maturity date for any loan, the Fund must have sufficient cash available to pay back the lender the amount borrowed.

Loans are typically secured by assets of the Fund, meaning that the Fund will grant the lender a security interest in some or all of its assets to secure its performance under the related loan. If the Fund were to default in the payment of interest or other fees in connection with a secured loan or fail to repay the principal amount of that loan on maturity or fail to satisfy other obligations it may owe to the lender in connection with that loan, the lender would have certain rights to foreclose on, take, and liquidate those assets of the Fund in which the lender was granted a security interest in order to satisfy any outstanding amounts the Fund owed in connection with the loan.

The Fund participates in a secured line of credit (the "Line of Credit") with certain commercial paper conduits, as lenders, Citibank, N.A. as a secondary lender and administrator, and other banks, each as lenders from time to time. The Line of Credit enables the Fund to participate with certain other Oppenheimer funds, as borrowers, in a committed, secured borrowing facility that permits borrowings by the participants of up to a maximum aggregate amount, as negotiated from time to time. Borrowings by the Fund under the Line of Credit can be used to purchase securities for investment or for other purposes. The Fund's Board determined that the Fund's participation in the Line of Credit is consistent with the Fund's investment objective and policies and is in the best interests of the Fund and its shareholders.

Under the Line of Credit, in the event that the commercial paper conduit lenders are unable or unwilling to make loans, Citibank, N.A. and the other bank lenders, if any, would then be required to make those loans. Under the Line of Credit, interest is charged to the Fund, based on its borrowings, at current commercial rates. Additionally, the Fund will pay its pro rata portion of a loan commitment fee for the Line of Credit, and pays additional fees annually to the lenders on its outstanding borrowings for management and administration of the facility. The Fund can prepay loans and terminate its participation in the Line of Credit at any time upon prior notice to Citibank, N.A. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements.  A reverse repurchase agreement is the sale of an underlying debt obligation and the simultaneous agreement to repurchase it at an agreed-upon price and date. These transactions involve the risk that the market value of the securities sold under a reverse repurchase agreement could decline below the cost of the obligation to repurchase them. The Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

Illiquid Securities. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Under the Fund's procedures for determining liquidity, the Manager determines the liquidity of portfolio investments. The Manager takes into account the trading activity and potential purchasers for the securities, among other factors. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Other Investments and Investment Strategies

The Fund may also use the following types of investments and investment strategies.

Floating Rate and Variable Rate Obligations. Floating or variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap index or a bank's prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a specified market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rates on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven days are subject to the Fund's limitations on investments in illiquid securities.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising short-term interest rate environment and lower levels of income as short-term interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so.

Defaulted Securities. The Fund may, from time to time, purchase defaulted securities if, the Manager believes that there is a potential for resumption of income payments or realization of income on the sale of the securities or the collateral or other advantageous developments appear likely in the near future. The purchase of defaulted securities is highly speculative and involves a high degree of risk. There is a risk of a substantial or complete loss of the Fund's investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings and it may be difficult to obtain information about the condition of such issuers. Such bankruptcy or receivership proceedings may require participation by the Manager on behalf of the Fund. Defaulted securities may be less actively traded than other securities, making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. Their market prices also are subject to abrupt and erratic movements and above-average price volatility and the spread between the bid and asked prices may be greater than normally expected.

When-Issued and Delayed-Delivery Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction the Fund will identify on its books liquid securities of any type with a value at least equal to the purchase commitments until the Fund pays for the investment.

When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund's investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Puts and Standby Commitments. The Fund may acquire "stand-by commitments" or "puts" with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. Repurchase agreements may be acquired for temporary defensive purposes, to maintain liquidity to meet anticipated share redemptions, pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the purchaser buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. Vendors must meet credit requirements set by the Manager from time to time.

The majority of repurchase transactions run from day to day and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements that have a maturity beyond seven days are subject to limits on illiquid investments. There is no limit on the amount of assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements are considered "loans" under the Investment Company Act and are collateralized by the underlying security. Repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the repurchase price on the delivery date, there may be costs incurred in disposing of the collateral and losses if there is a delay in the ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. Government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Loans of Portfolio Securities. Securities lending pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), may be used to attempt to increase income. Loans of portfolio securities must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the Board. The terms of any loans must also meet applicable tests under the Internal Revenue Code.

There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay or expenses in recovery of the loaned securities. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Manager, in its capacity as the Fund's collateral administrator, may invest that cash in certain high quality, short-term investments, including in money market funds advised by the Manager. The Fund will be subject to its proportional share of the expenses of such money market funds, including the advisory fee payable to the Manager or its affiliate as adviser to such funds. The Manager may charge a collateral administration fee of 0.08% on the value of cash collateral invested in other securities. All of the Fund's collateral investments must comply with its securities lending procedures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

The Fund limits loans of portfolio securities to not more than 25% of its net assets.

Liquidity Facility. The Fund can participate in a program offered by ReFlow, LLC ("ReFlow") which provides additional liquidity to help the Fund meet shareholder redemptions without having to liquidate portfolio securities or borrow money, each of which imposes certain costs on the Fund. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund's closing net asset value, equal to the amount of the Fund's net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund's net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

Other Derivative Investments. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Funds if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Funds to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund may:

  sell interest rate futures or municipal bond index futures, buy puts on such futures or securities, or
  write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

Covered calls may also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund may:

  buy interest rate futures or municipal bond index futures, or buy calls on such futures or on securities.

The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures"), and municipal bond indices (these are referred to as "municipal bond index futures").

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

No money is paid by or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

Put and Call Options.  Put options (sometimes referred to as "puts") give the holder the right to sell an asset for an agreed-upon price. Call options (sometimes referred to as "calls") give the holder the right to buy an asset at an agreed-upon price.

Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:

  After the Fund writes a call, not more than 20% of the Fund's total assets may be subject to calls.
  Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ®, the automated quotation system of The NASDAQ® Stock Market, Inc. or traded in the over-the-counter market.
  Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.
  The Fund may write calls on futures contracts whether or not it owns them.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Funds they are taxable as ordinary income.

Writing Uncovered Call Options on Futures Contracts. The Funds may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ®, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not exercised nor sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

The Fund may buy only those puts that relate to securities that it owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. These risks of using options and futures include the following:

Selection Risk.  If the Manager uses an option at the wrong time or judges market conditions incorrectly, or if the prices of its options positions are not correlated with its other investments, a hedging strategy may reduce returns or cause losses. If a covered call option is sold on an investment that increases in value, if the call is exercised, no gain will be realized on the increase in the investment's value above the call price. A put option on a security that does not decline in value will cost the amount of the purchase price and without providing any benefit if it cannot be resold.

Liquidity Risk. Losses might also be realized if a position could not be closed out because of illiquidity in the market for an option. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

Leverage Risk. Premiums paid for options are small compared to the market value of the underlying investments. Consequently, options may involve large amounts of leverage, which could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

Correlation Risk. If the Fund sells futures or purchases puts on broadly-based indices or futures to attempt to protect against declines in the value of its portfolio securities, it may be subject to the risk that the prices of the futures or the applicable index will not correlate with the prices of those portfolio securities. For example, the market or the index might rise but the value of the hedged portfolio securities might decline. In that case, the Fund would lose money on the hedging instruments and also experience a decline in the value of the portfolio securities. Over time, however, the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which related hedging instruments are based.

The risk of imperfect correlation increases as the composition of the portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use a greater dollar amount of hedging instruments than the dollar amount of portfolio securities being hedged, particularly if the historical price volatility of the portfolio securities being hedged is more than the historical volatility of the applicable index.

Transaction Costs. Option activities might also affect portfolio turnover rates and brokerage commissions. The portfolio turnover rate might increase if the Fund is required to sell portfolio securities that are subject to call options it has sold or if it exercises put options it has bought. Although the decision to exercise a put it holds is within the Fund's control, holding a put might create an additional reason to purchase a security. There may also be a brokerage commission on each purchase or sale of a put or call option. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. A brokerage commission may also be paid for each purchase or sale of an underlying investment in connection with the exercise of a put or call.

Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their rights to receive interest payments on a security or payments based on a reference rate. For example, they might swap the right to receive floating rate payments based on a reference rate such as "LIBOR" for the right to receive fixed rate payments.

Interest rate swaps entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made by the Fund under a swap agreement will be greater than the payments it receives. Credit risk is the risk that the counterparty might default. If the counterparty defaults, the Fund may lose the net amount of contractual interest payments that it has not yet received.

The Fund may not enter into swaps with respect to more than 25% of its total assets.

Asset Coverage for Certain Investments and Trading Practices. Typically, the Fund's investments in fixed-income securities do not involve any future financial obligations. However, the Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with guidance from the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of certain investments and trading practices. This guidance may require earmarking or segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions, or by other means consistent with applicable regulatory policies. In some cases, SEC guidance permits the Fund to cover its obligation by entering into an offsetting transaction.

Inasmuch as the Fund covers its obligations under these transactions, the Manager and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Earmarking or otherwise segregating a large percentage of the Fund's assets could impede the Manager's ability to manage the Fund's portfolio.

Regulatory Aspects of Derivatives and Hedging Instruments. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon by claiming an exclusion from regulation as a commodity pool operator under the Commodity Exchange Act.

Options transactions are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were purchased, sold or held through one or more different exchanges or are held in one or more accounts or through one or more brokers. Thus, the number of options that can be sold by an investment company advised by the Manager may be affected by options written or held by other investment companies advised by the Manager or affiliated entities. The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under SEC staff interpretations regarding applicable provisions of the Investment Company Act, when a registered investment company purchases a future, it must identify cash or other liquid assets at its custodian bank in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:

  short-term municipal securities;
  obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
  corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
  commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
  certificates of deposit of domestic banks with assets of $1 billion or more.

The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of the temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.

Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the Fund would buy for temporary defensive purposes.

At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, the Fund may determine or be required to accept equity or taxable debt securities, or the underlying collateral (which may include real estate) from the issuer in exchange for all or a portion of the Fund's holdings in the municipal security. Although the Manager will attempt to sell those assets as soon as reasonably practicable in most cases, depending upon, among other things, the Manager's valuation of the potential value of such assets in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities or assets in its portfolio for limited period of time in order to liquidate the assets in a manner that maximizes their value to the Fund.

Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

The Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during the past five fiscal years.

Investment Restrictions

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
  more than 50% of the outstanding shares.

The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

  The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund cannot invest more than 25% of its total assets in any one industry but can invest more than 25% of its total assets in a group of industries. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to the Fund's respective State's municipal securities.
  The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
  The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Currently, under the Investment Company Act, and the Fund's exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. Also, presently under the Investment Company Act, a fund may lend its portfolio securities in an amount not to exceed 33 1/3 percent of the value of its total assets.

Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. That means the Fund is not required to sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Percentage limits on borrowing and investments in illiquid securities apply on an ongoing basis.

Investment in Debt Securities Secured by Real Estate. The Investment Company Act requires each registered fund to adopt a fundamental policy regarding investments in real estate and/or commodities. The Fund does not have any restrictions on investments in real estate and/or commodities other than the information set forth in the investment restrictions above. Although the Fund is not expected to invest in real estate, to the extent consistent with its investment objective and its policies, the Fund would be permitted to invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate. It is possible that the Fund could, as a result of an investment in debt securities of an issuer, come to hold an interest in real estate if the issuer defaulted on its debt obligations.

Non-Diversification of the Fund's Investments. The Fund is "non-diversified" as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer (other than government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation ("STA Bonds"). For purposes of the Funds' industry concentration policies, STA Bonds are considered to be "municipal" bonds, as distinguished from "tobacco" bonds. As municipal bonds, STA Bonds are not within any industry and are not subject to the Funds' industry concentration policies.

Other types of municipal securities that are not considered a part of any "industry" under the Fund's industry concentration policy include: general obligation, government appropriation, municipal leases, special assessment and special tax bonds. Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions rather than non-governmental users, these types of municipal securities are not considered a part of an industry for purposes of the Fund's industry concentration policy.

Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects. "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project. For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. Thus, market changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups of related industries. These classifications are not fundamental polices.

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not "fundamental" and can be changed by the Board without shareholder approval.

  The Fund cannot invest in securities of other investment companies, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended or interpreted from time to time.

Disclosure of Portfolio Holdings

While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.

The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Fund, the Manager, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund's portfolio holdings may be released in any appropriate manner.

  Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in its annual and semi-annual reports to shareholders and in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website (at www.oppenheimerfunds.com) no sooner than 30 days after the end of each calendar month. The top 20 month-end securities holdings, listed by security or by issuer, may be posted on the OppenheimerFunds website with a 15-day delay. The Fund may delay posting its holdings, post a smaller list of holdings (e.g., the top 10 or top 15 portfolio holdings), or may not post any holdings, if the Manager believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed with a 15-day delay.

The Fund's portfolio holdings information (which may include information on the Fund's entire portfolio of individual securities therein) positions may be released to the following categories of individuals or entities on an ongoing basis, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information, or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information.

  Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);
  The Fund's independent registered public accounting firm;
  Members of the Fund's Board and the Board's legal counsel;
  The Fund's custodian bank;
  A proxy voting service designated by the Fund and its Board;
  Rating/ranking organizations (such as Lipper, Inc. and Morningstar, Inc.);
  Portfolio pricing services retained by the Manager to provide portfolio security prices;
  Insurance companies that have separate accounts invested in Oppenheimer Variable Account Funds or Panorama Series Fund, Inc. (to prepare their financial statements and analysis);
  Brokers and dealers for purposes of providing portfolio analytic services;
  Brokers and dealers in connection with portfolio transactions (purchases and sales);
  Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's regular pricing services); and
  Brokers and dealers to obtain price quotations where the Fund is not identified as the owner of the securities.

Month-end lists of the Fund's complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 5 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

  The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
  Senior officers (a Senior Vice President, Deputy General Counsel or above) in the Manager's Investment Operations and Legal departments must approve the completed request for release of Fund portfolio holdings; and
  Before receiving the data, the third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to trade directly or indirectly based on the information.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

  Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;
  Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);
  To potential sub-advisers of portfolios (pursuant to confidentiality agreements);
  To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements);
  Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually the CCO reports to the Fund's Board any material violation of these policies and procedures during the previous period and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

13D Research	Exane, Inc.	Multi-Bank Securities
1st Discount Brokerage	Fahnestock	Murphy & Durieu
ABG Sundal Collier	Fidelity Capital Markets	Natexis Bleichroeder
ABN Amro	FMS Bonds, Inc.	National Bank Financial
Advisor Asset Management	Fox-Pitt Kelton Inc.	Ned Davis Research Group
Alfa Capital Markets	Friedman, Billings, Ramsey & Co.	Needham & Company
Altrushare	FTN Financial	Nomura Securities International
Auerbach Grayson	Gabelli & Co.	Oddo Securities Corporation
Banco de Brasil Securities LLC	George K. Baum & Co.	Oppenheimer & Co. Inc.
Bank of America Securities LLC	GMP Securities L.P.	OTA-Off the Record Research
Barclays Capital	Goldman, Sachs & Co.	Pacific Crest Securities
Barnard Jacobs Mellet	Handelsbanken Markets Securities	Petercam
Belle Haven Investments	Hapoalim Securities Bank USA	Piper Jaffray
Beltone Financial	Helvea	Prager McCarthy & Sealy
Bergen Capital	HSBC Securities Inc.	R. Seelaus & Co. Inc.
Bernstein	Hyundai Securities America, Inc.	Ramirez & Co. Inc.
BMO Capital Markets	Intermonte	Raymond James & Associates
BNP Paribas	ISI Group, Inc.	RBC Capital Markets
Bradesco Securities, Inc.	Janco Partners	Red Capital Markets
Branch Bank & Trust Capital Markets	Janney Montgomery Scott LLC	Redburn Partners
Cabrera Capital	Jefferies & Company	Rice Financial Products Co.
Canaccord Adams, Inc.	Jennings Capital Inc.	Robert W. Baird & Co.
Canaccord Capital Corp.	JNK Securities Corp.	Roosevelt & Cross
Caris & Co.	JP Morgan Securities	Royal Bank of Scotland
Carnegie	JPP Eurosecurities	Samsung Securities Inc.
Cazenove	Keefe, Bruyette & Woods, Inc.	Sandford C. Bernstein & Co.
Cheuvreux NA	Keijser Securities N.V.	Scotia Capital Markets
Citigroup	Kempen & Co. USA	Seattle Northwest Securities
Citigroup Global Markets	Kepler Capital Markets	Securevest Financial
Cleveland Research	KeyBanc Capital Markets	SG Cowen
CLSA	Kotak Mahindra Inc.	Siebert Brandford Shank & Co.
Cormark Securities	Lazard Capital Markets	Sterne Agee
Cowen and Company, LLC	Lebenthal & Co. LLC	Stifel Nicolaus & Co.
Craig-Hallum Capital Group	Leerink Swann	Stone & Youngberg
Credit Suisse First Boston	Loop Capital Markets	SWS Group, Inc.
Credit Suisse Securities LLC	M&T Securities	TD Securities
Crews & Associates	Macquarie Securities	Think Equity Partners
D.A. Davidson & Company	Madison Williams and Company LLC	Troika Dialog
Dahlman Rose & Co.	MainFirst Bank AG	UBS
Daiwa Securities	Mediobanca Securities USA LLC	UOB Kay Hian Inc.
Davy	Merrill Lynch & Company, Inc.	US Bancorp
Desjardins Securities, Inc.	Merrion Stockbrokers Ltd.	Vining & Sparks
Deutsche Bank Securities Inc.	Mesirow Financial	Vontobel Securities Ltd.
Dougherty & Co.	MF Global Securities, Ltd.	Wachovia
Duncan Williams, Inc.	Mitsubishi UFJ Securities Inc.	Wedbush Morgan Securities
Dundee Securities Inc.	Mizuho Securities USA, Inc.	Wells Fargo Securities
DZ Financial Markets	Morgan Keegan	WH Mell & Associates
Emmet & Co., Inc.	Morgan Stanley Smith Barney	William Blair & Co.
Empirical Research Partners	Motilal Oswal Securities Ltd.	Ziegler Capital Markets Group
Enam Securities PVT Ltd.	MR Beal & Co.

How the Fund is Managed

Organization and History. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in March 2006.

Classes of Shares. The Fund's Board of Trustees (the "Board") is authorized, without shareholder approval, to:

  create new series and classes of shares;
  reclassify unissued shares into additional series and classes; and
  divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

The Fund currently has four classes of shares: Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio. Only certain institutional investors may purchase Class Y shares. Each class of shares:

  has its own dividends and distributions;
  pays certain expenses which may be different for the different classes;
  will generally have a different net asset value;
  will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and
  votes as a class on matters that affect that class alone.

Each share of each class:

  represents an interest in the Fund proportionately equal to the interest of each other share of the same class;
  is freely transferable;
  has one vote at shareholder meetings, with fractional shares voting proportionally;
  may be voted in person or by proxy at shareholder meetings; and
  does not have cumulative voting rights, preemptive rights or subscription rights.

Class Y Share Availability.

  Class Y shares are offered to fee-based clients of dealers that have a special agreement with the Distributor to offer these shares, and to certain institutional investors who have a special agreement with the Distributor. Class Y shares are also offered to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
  Class Y Voluntary Conversion. For shareholders who currently hold Class A, Class B, Class C and/or Class N shares but are authorized to purchase Class Y shares, those shareholders can convert eligible existing Class A, Class B, Class C and/or Class N shares to Class Y shares of the same fund either through their dealer who has a special agreement with the Distributor or by submitting written instructions to the Transfer Agent. Class A, Class B Class C and/or Class N shares subject to a CDSC are not eligible to convert to Class Y shares until the applicable CDSC period has expired. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion to Class Y shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this voluntary conversion feature may be suspended.

Shareholder Meetings.  As a Massachusetts business trust, the Fund is not required to hold regular annual meetings of shareholders and does not plan to do so. The Fund may hold shareholder meetings from time to time, however, on important matters or when required to do so by the Investment Company Act, or other applicable law.

Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.

If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that, upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law. Although Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

Board of Trustees and Oversight Committees

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts and Federal law. The Board is led by Brian F. Wruble, an independent trustee, who is not an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, oversee the potential conflicts that could affect the Fund, and review the actions of the Manager. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. Each Committee is comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees"). Mr. Wruble's practice is to attend all meetings of each of the three Committees of the Board where he participates in deliberation but does not have a vote.

During the Fund's fiscal year ended March 31, 2011, the Audit Committee held 4 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee selects an independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees/Directors; (v) reviewing the independence of the Fund's independent Auditors; and (vi) approving in advance the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager. The Audit Committee also reviews reports concerning the valuation of certain investments.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, Transfer Agency and Shareholder Service Agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law. The Regulatory & Oversight Committee also reviews reports from the Manager's Risk Management Department and Chief Compliance Officer among other duties as set forth in the Regulatory & Oversight Committee's Charter. These reports, and others concerning investment, operational and other risks to the Funds are shared with, and discussed by, the full Board.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, monitors the Fund's proxy voting, and coordinates with organizations representing the independent directors of mutual funds among other duties set forth in the Governance Committee's Charter.

The Governance Committee's functions also include the nomination of Trustees/Directors, including Independent Trustees/Directors, for election to the Board. The full Board elects new Trustees/Directors except for those instances when a shareholder vote is required.

The Governance Committee will consider nominees recommended by Independent Trustees/Directors or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund's shareholders in its consideration of nominees.

Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees/Directors of the applicable Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other Trustees/Directors, and will contribute to the Board's deliberations. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Trustee/Director of the Fund.

Each independent trustee/director has served on the Board for the number of years listed below, during the course of which he or she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations. Each Trustee's/Director's outside professional experience is outlined in the table of Biographical Information, below.

Trustees and Officers of the Fund

Except for Mr. Glavin, each of the Trustees is an Independent Trustee. All of the Trustees are also Trustees of the following Oppenheimer funds (referred to as "New York Board Funds"):

Limited Term New York Municipal Fund	Oppenheimer Quest International Value Fund
Oppenheimer Absolute Return Fund	Oppenheimer Real Estate Fund
Oppenheimer AMT-Free Municipals	Oppenheimer Rising Dividends Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Global Allocation Fund	Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Select Value Fund
Oppenheimer Global Value Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Small- & Mid- Cap Growth Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2010 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2020 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2025 Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Transition 2040 Fund
Oppenheimer Money Market Fund, Inc.	Oppenheimer Transition 2050 Fund
Oppenheimer Multi-State Municipal Trust	Oppenheimer U.S. Government Trust
Oppenheimer Portfolio Series	Rochester Fund Municipals
Oppenheimer Quest Opportunity Value Fund

Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Stein, Gabinet, Glavin, Kennedy, Petersen, Vandehey, Wixted, Zack, Legg and Edwards and Mss. Bloomberg, Ives, Nasta, Ruffle and Bullington, who are officers of the Fund, hold the same offices with one or more of the other New York Board Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund and other Oppenheimer funds that offer Class Y shares.

As of July 8, 2011, the Trustees/Directors and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record.

The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees/Directors (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The address of each Independent Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Each Independent Trustee has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Brian F. Wruble	Board Chairman; Trustee	Since 2007; 2006
David K. Downes	Trustee	Since 2007
Matthew P. Fink	Trustee	Since 2006
Phillip A. Griffiths	Trustee	Since 2006
Mary F. Miller	Trustee	Since 2006
Joel W. Motley	Trustee	Since 2006
Mary Ann Tynan	Trustee	Since 2008
Joseph M. Wikler	Trustee	Since 2006
Peter I. Wold	Trustee	Since 2006

Independent Trustees
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
Brian F. Wruble (68) Chairman of the Board, Trustee

Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager's parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
David K. Downes (71) Trustee

Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Matthew P. Fink (70) Trustee

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Mr. Fink has served on the Boards of ceratin Oppenheimer funds since January 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Phillip A. Griffiths (72) Trustee

Fellow of the Carnegie Corporation (since 2007);  Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010);  Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Mary F. Miller (68) Trustee	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.	59
Joel W. Motley (59) Trustee

Board Member of Pulitzer center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Mary Ann Tynan (65) Trustee

Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Joseph M. Wikler (70) Trustee

Director of C-TASC (bio-statistics services) (since 2007); Formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Peter I. Wold (63) Trustee

Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59

Mr. Glavin has served as an Interested Trustee of the Fund since December 2009. Mr. Glavin is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin's address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Interested Trustee and Officer
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
William F. Glavin Jr. (52) Trustee, President and Principal Executive Officer

Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) (since June 2009); Executive Vice President (March 2006 - February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC; Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006) of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 - September 2006) of C.M. Benefit Insurance Company; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of C.M. Life Insurance Company; President (March 2006 - May 2007) of MassMutual Assignment Company; Director (January 2005 - December 2006), Deputy Chairman (March 2005 - December 2006) and President (February 2005 - March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 - January 2009) of MML Distributors, LLC.; and Chairman (March 2006 -December 2008) and Chief Executive Officer (May 2007 - December 2008) of MML Investors Services, Inc. Mr. Glavin has served on the Board since December 2009, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

96

The addresses of the officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, Camarella, DeMitry, Stein, Gabinet, Glavin, Zack, and Edwards and Mss. Bloomberg, Nasta and Ruffle, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008; for Messrs. Kennedy, Petersen, Vandehey, Legg and Wixted and Mss. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an annual term or until his or her resignation, retirement, death or removal.

Each of the officers has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Daniel G. Loughran	Vice President (VP) and Senior Portfolio Manager (PM)	Since 2006 (VP); 2006 (PM)
Scott C. Cottier	Vice President and Senior Portfolio Manager	Since 2006 (VP); 2006 (PM)
Troy E. Willis	Vice President and Senior Portfolio Manager	Since 2006 (VP); 2006 (PM)
Mark R. DeMitry	Vice President and Senior Portfolio Manager	Since 2011 (VP); 2006 (PM)
Michael L. Camarella	Vice President and Senior Portfolio Manager	Since 2009 (VP); 2008 (PM)
Richard A. Stein	Vice President	Since 2007
William F. Glavin, Jr.	President and Principal Executive Officer	Since 2009
Mark S. Vandehey	Vice President and Chief Compliance Officer	Since 2004
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 2004
Christina M. Nasta	Chief Business Officer	Since 2011
Brian S. Peterson	Assistant Treasurer	Since 2004
Stephanie J. Bullington	Assistant Treasurer	Since 2008
James Kennedy	Assistant Treasurer	Since 2011
Robert G. Zack	Secretary	Since 2001
Arthur S. Gabinet	Secretary	Since 2011
Kathleen T. Ives	Assistant Secretary	Since 2001
Lisa I. Bloomberg	Assistant Secretary	Since 2004
Taylor V. Edwards	Assistant Secretary	Since 2008
Randy G. Legg	Assistant Secretary	Since 2008
Adrienne M. Ruffle	Assistant Secretary	Since 2008

Other Information about the Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Daniel G. Loughran (47) Vice President and Senior Portfolio Manager	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (April 2001-June 2007); Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	20
Scott S. Cottier (39) Vice President and Senior Portfolio Manager	Vice President and Senior Portfolio Manager of the Manager (since September 2002); Portfolio Manager and trader at Victory Capital Management (1999-2002); Senior Portfolio Manager, an officer and trader for the Fund and other Oppenheimer funds.	20
Troy E. Willis (38) Vice President and Senior Portfolio Manager	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009); Senior Portfolio Manager with the Manager (since January 2006); A corporate attorney for Southern Resource Group (1999-2003); Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	20
Mark R. DeMitry (35) Vice President and Senior Portfolio Manager	Vice President and Senior Portfolio Manager of the Manager (since July 2009); Associate Portfolio Manager (September 2006-June 2009); Research Analyst of the Manager (June 2003-September 2006); Credit Analyst of the Manager (July 2001-May 2003); Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	20
Michael L. Camarella (35) Vice President and Senior Portfolio Manager	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (July 2009-December 2010); Senior Portfolio Manager of the Manager (since January 2011); Associate Portfolio Manager of the Manager (January 2008-January 2011); Research Analyst of the Manager (April 2006 - December 2007); Credit Analyst of the Manager (June 2003 - March 2006). He is a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	20
Richard A. Stein (53) Vice President	Director of the Rochester Credit Analysis team (since March 2004) and a Vice President of the Manager (since 1997); head of Rochester's Credit Analysis team (since 1993).	20

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Christina M. Nasta (38) Vice President and Chief Business Officer	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003).	96
Mark S. Vandehey (60) Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).	96
Brian W. Wixted (51) Treasurer and Principal Financial & Accounting Officer

Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008).

		96
Robert G. Zack (62) Vice President

Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002-December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001);  General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010).

		96
Arthur S. Gabinet (52) Secretary

Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005).

		96
Brian Petersen (40) Assistant Treasurer	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).	96
Stephanie Bullington (34) Assistant Treasurer	Vice President of the Manager (since January 2010); Assistant Vice President of the Manager (October 2005-January 2010); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield Son Limited (Butterfield) (February 2004-June 2005).	96
James Kennedy (52) Assistant Treasurer	Senior Vice President of the Manager (since September 2006).	96
Kathleen T. Ives (45) Assistant Secretary

Senior Vice President (since May 2009), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President of the Manager (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008).

		96
Lisa I. Bloomberg (43) Assistant Secretary	Senior Vice President (since February 2010) and Deputy General Counsel (since May 2008) of the Manager; Vice President (May 2004-January 2010) and Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc.	96
Taylor V. Edwards (43) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Associate at Dechert LLP (September 2000-December 2005).	96
Randy G. Legg (45) Assistant Secretary	Vice President (since June 2005) and Senior Counsel (since March 2011) of the Manager; Associate Counsel (January 2007-March 2011) of the Manager.	96
Adrienne M. Ruffle (33) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (February 2005-January 2007); and Assistant Counsel (February 2005-April 2009); Associate Counsel (September 2002-February 2005) at Sidley Austin LLP.	96

Trustees Share Ownership. The chart below shows information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds").

As of December 31, 2010
	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range of Shares Beneficially Owned in Supervised Funds
Independent Trustees
Brian Wruble	None	Over $100,000
David K. Downes	None	Over $100,000
Matthew P. Fink	None	Over $100,000
Phillip A. Griffiths	None	Over $100,000
Mary F. Miller	None	Over $100,000
Joel W. Motley	None	Over $100,000
Mary Ann Tynan	None	Over $100,000
Joseph M. Wikler	None	Over $100,000
Peter I. Wold	None	Over $100,000
Interested Trustee
William F. Glavin, Jr.	None	Over $100,000

Remuneration of the Officers and Trustees. The officers of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2010.

Oppenheimer Rochester Arizona Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended March 31, 2011	Year Ended December 31, 2010
Brian F. Wruble	$100	$234,000
Chairman of the Board
David Downes	$81	$189,000
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$81	$189,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$90[2]	$210,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$76[3]	$177,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$81[4]	$189,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Mary Ann Tynan	$76	$183,076
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$76[5]	$177,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$76[6]	$177,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. Includes $66 deferred by Mr. Griffiths under the Compensation Deferral Plan.
3. Includes $36 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $8 deferred by Mr. Motley under the Compensation Deferral Plan.
5. Includes $38 deferred by Mr. Wikler under the Compensation Deferral Plan.
6. Includes $76 deferred by Mr. Wold under the Compensation Deferral Plan.

Oppenheimer Rochester Maryland Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended March 31, 2011	Year Ended December 31, 2010
Brian F. Wruble	$182	$234,000
Chairman of the Board
David Downes	$147	$189,000
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$147	$189,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$163[2]	$210,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$138[3]	$177,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$147[4]	$189,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Mary Ann Tynan	$138	$183,076
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$138[5]	$177,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$138[6]	$177,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. Includes $121 deferred by Mr. Griffiths under the Compensation Deferral Plan.
3. Includes $65 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $15 deferred by Mr. Motley under the Compensation Deferral Plan.
5. Includes $69 deferred by Mr. Wikler under the Compensation Deferral Plan.
6. Includes $138 deferred by Mr. Wold under the Compensation Deferral Plan.

Oppenheimer Rochester Massachusetts Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended March 31, 2011	Year Ended December 31, 2010
Brian F. Wruble	$161	$234,000
Chairman of the Board
David Downes	$130	$189,000
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$130	$189,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$145[2]	$210,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$122[3]	$177,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$130[4]	$189,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Mary Ann Tynan	$122	$183,076
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$122[5]	$177,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$122[6]	$177,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. Includes $107 deferred by Mr. Griffiths under the Compensation Deferral Plan.
3. Includes $58 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $13 deferred by Mr. Motley under the Compensation Deferral Plan.
5. Includes $61 deferred by Mr. Wikler under the Compensation Deferral Plan.
6. Includes $122 deferred by Mr. Wold under the Compensation Deferral Plan.

Oppenheimer Rochester Michigan Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended March 31, 2011	Year Ended December 31, 2010
Brian F. Wruble	$105	$234,000
Chairman of the Board
David Downes	$85	$189,000
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$85	$189,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$94[2]	$210,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$79[3]	$177,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$85[4]	$189,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Mary Ann Tynan	$79	$183,076
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$79[5]	$177,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$79[6]	$177,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. Includes $70 deferred by Mr. Griffiths under the Compensation Deferral Plan.
3. Includes $38 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $8 deferred by Mr. Motley under the Compensation Deferral Plan.
5. Includes $40 deferred by Mr. Wikler under the Compensation Deferral Plan.
6. Includes $79 deferred by Mr. Wold under the Compensation Deferral Plan.

Oppenheimer Rochester Minnesota Municipal Fund

Name and Other Fund Position(s) (as applicable)	Total Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended March 31, 2011	Year Ended December 31, 2010
Brian F. Wruble	$118	$234,000
Chairman of the Board
David Downes	$95	$189,000
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$95	$189,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$106[2]	$210,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$89[3]	$177,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$95[4]	$189,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Mary Ann Tynan	$89	$183,076
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$89[5]	$177,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$89[6]	$177,000
Audit Committee Member and Governance Committee Member

1."Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. Includes $76 deferred by Mr. Griffiths under the Compensation Deferral Plan.
3. Includes $42 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $10 deferred by Mr. Motley under the Compensation Deferral Plan.
5. Includes $45 deferred by Mr. Wikler under the Compensation Deferral Plan.
6. Includes $89 deferred by Mr. Wold under the Compensation Deferral Plan.

Oppenheimer Rochester North Carolina Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended March 31, 2011	Year Ended December 31, 2010
Brian F. Wruble	$205	$234,000
Chairman of the Board
David Downes	$166	$189,000
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$166	$189,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$106[2]	$210,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$89[3]	$177,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$95[4]	$189,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Mary Ann Tynan	$89	$183,076
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$89[5]	$177,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$89[6]	$177,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. Includes $76 deferred by Mr. Griffiths under the Compensation Deferral Plan.
3. Includes $42 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $10 deferred by Mr. Motley under the Compensation Deferral Plan.
5. Includes $45 deferred by Mr. Wikler under the Compensation Deferral Plan.
6. Includes $89 deferred by Mr. Wold under the Compensation Deferral Plan.

Oppenheimer Rochester Ohio Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended March 31, 2011	Year Ended December 31, 2010
Brian F. Wruble	$170	$234,000
Chairman of the Board
David Downes	$138	$189,000
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$138	$189,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$153[2]	$210,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$129[3]	$177,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$138[4]	$189,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Mary Ann Tynan	$129	$183,076
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$129[5]	$177,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$129[6]	$177,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. Includes $115 deferred by Mr. Griffiths under the Compensation Deferral Plan.
3. Includes $61 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $14 deferred by Mr. Motley under the Compensation Deferral Plan.
5. Includes $65 deferred by Mr. Wikler under the Compensation Deferral Plan.
6. Includes $129 deferred by Mr. Wold under the Compensation Deferral Plan.

Oppenheimer Rochester Virginia Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended March 31, 2011	Year Ended December 31, 2010
Brian F. Wruble	$216	$234,000
Chairman of the Board
David Downes	$175	$189,000
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$175	$189,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$194[2]	$210,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$164[3]	$177,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$175[4]	$189,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Mary Ann Tynan	$164	$183,076
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$164[5]	$177,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$164[6]	$177,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. Includes $142 deferred by Mr. Griffiths under the Compensation Deferral Plan.
3. Includes $77 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $17 deferred by Mr. Motley under the Compensation Deferral Plan.
5. Includes $82 deferred by Mr. Wikler under the Compensation Deferral Plan.
6. Includes $164 deferred by Mr. Wold under the Compensation Deferral Plan.

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

Major Shareholders. As of July 8, 2011 the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund's outstanding shares were:

Name	Address	% Owned	Share Class
Oppenheimer Rochester Arizona Municipal Fund
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	44.78%	Class A
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	6.58%	Class A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.54%	Class A
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	6.29%	Class A
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	21.54%	Class B
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 322246-6484	21.32%	Class B
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	24.26%	Class C
First Clearing House LLC Special Custody Acct for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	22.20%	Class C
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	19.89%	Class C
UBS WM USA Omni Account M/F Attn: Department Manager	201 Progress Parkway Maryland Heights, MO 63043-3009	5.19%	Class C
Oppenheimer Rochester Maryland Municipal Fund
Citigroup Global Markets Inc. Attn Cindy Tempesta 7th Floor	333 West 34th Street New York, NY 10001-2483	15.71%	Class A
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	12.54%	Class A
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	12.53%	Class A
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	8.11%	Class A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.32%	Class A
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	30.16%	Class B
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	24.39%	Class B
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	13.29%	Class B
First Clearing LLC Special Custody Account fot the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	7.52%	Class B
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	45.66%	Class C
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	9.07%	Class C
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	7.60%	Class C
Oppenheimer Rochester Massachusetts Municipal Fund
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	9.90%	Class A
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	9.60%	Class A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	7.13%	class A
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn/#97HF2	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	7.13%%	Class A
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	33.61%	Class B
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn/#97HF2	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	15.23%	Class B
UBS WM USA Omni Account M/F Attn: Deparmtment Manager	499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	6.81%	Class B
American Enterprise Investment FBO 276471141	P.O. Box 9446 Minneapolis, MN 55474	5.63%	Class B
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn/#97HF2	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	34.14%	Class C
Citigroup Global Markets Inc. Attn Cindy Tempesta 7th Floor	333 West 34th Street New York, NY 10001-2483	11.50%	Class C
UBS WM USA Omni Account M/F Attn: Department Manager	499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	8.54%	Class C
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	8.34%	Class C
Morgan Stanley & Co. Attn Mutual Funds Operations	Hoarborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	6.45%	Class C
Oppenheimer Rochester Michigan Municipal Fund
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	31.63%	Class A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	11.31%	Class A
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	38.19%	Class B
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn/#97HF2	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	24.67%	Class B
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	6.13%	Class B
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	21.59%	Class C
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn/#97HF2	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	10.23%	Class C
UBS WM USA Omni Account M/F Attn: Department Manager	499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	5.64%	Class C
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	5.15%	Class C
Oppenheimer Rochester Minnesota Municipal Fund
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	45.10%	Class A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	12.43%	Class A
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	6.17%	Class A
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	40.96%	Class B
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	7.14%	Class B
Diana F Wegscheid & Gilbert W Wegscheid TR UA May 02 2008 Diana F Wegscheid Rev Trust	P.O. Box 336 New York Mills, MN 56567-0336	6.26%	Class B
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	25.01%	Class C
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	9.98%	Class C
Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-9998	7.71%%	Class C
Oppenheimer Rochester North Carolina Municipal Fund
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	21.89%	Class A
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	12.80	Class A
UBS WM USA Omni Account M/F Attn: Department Manager	499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	10.15%	Class A
Citigroup Global Markets Inc. Attn Cindy Tempesta 7th Floor	333 West 34th Street New York, NY 10001-2483	7.77%	Class A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.57%	Class A
LPL Financial Omnibus Customer Account Attn: Diane Spillane	9785 Towne Centre Drive San Diego, CA 92121	6.31%	Class A
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	64.95%	Class B
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	17.26%	Class B
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	6.20%	Class B
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	23.23%	Class C
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	16.35%	Class C
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	12.81%	Class C
Citigroup Global Markets Inc. Attn Cindy Tempesta 7th Floor	333 West 34th Street New York, NY 10001-2483	6.58%	Class C
Oppenheimer Rochester Ohio Municipal Fund
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	13.85%	Class A
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	13.64%	Class A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	8.71%	Class A
UBS WM USA Omni Account M/F Attn: Department Manager	499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	6.91%	Class A
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn/#97HF2	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	6.22%	Class A
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn/#97HF2	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	28.62%	Class B
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	24.67%	Class B
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	5.63%	Class B
Edwards D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	5.41%	Class B
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn/#97HF2	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	27.18%	Class C
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	14.96%	Class C
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	12.59%	Class C
UBS WM USA Omni Account M/F Attn: Department Manager	499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	6.33%	Class C
Oppenheimer Rochester Virginia Municipal Fund
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	24.58%	Class A
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	16.45%	Class A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	12.17%	Class A
Morgan Stanley & Co. Attn Mutual Fund Operations	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	6.87%	Class A
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	49.26%	Class B
First Clearing LLc Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	31.27%	Class B
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	18.44%	Class C
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	15.03%	Class C
MLPF&S For the Sole Benefit of Its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	14.65	Class C
Morgan Stanley & Co. Attn Mutual Fund Operations	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	10.46%	Class C
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	5.10%	Class C

The Manager

The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager and the Distributor.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's investment teams provide the portfolio managers with counsel and support in managing the Fund's portfolio.

The advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the investment advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Board members, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

Oppenheimer Rochester Arizona Municipal Fund

Fiscal Year ended 03/31	Management Fees Paid to OppenheimerFunds, Inc.
2009	$169,946
2010	$183,264
2011	$256,498

Oppenheimer Rochester Maryland Municipal Fund

Fiscal Year ended 03/31	Management Fees Paid to OppenheimerFunds, Inc.
2009	$270,115
2010	$342,783
2011	$447,573

Oppenheimer Rochester Massachusetts Municipal Fund

Fiscal Year ended 03/31	Management Fees Paid to OppenheimerFunds, Inc.
2009	$227,438
2010	$300,771
2011	$393,204

Oppenheimer Rochester Michigan Municipal Fund

Fiscal Year ended 03/31	Management Fees Paid to OppenheimerFunds, Inc.
2009	$219,519
2010	$204,116
2011	$262,727

Oppenheimer Rochester Minnesota Municipal Fund

Fiscal Year ended 03/31	Management Fees Paid to OppenheimerFunds, Inc.
2009	$149,793
2010	$195,024
2011	$346,469

Oppenheimer Rochester North Carolina Municipal Fund

Fiscal Year ended 03/31	Management Fees Paid to OppenheimerFunds, Inc.
2009	$294,526
2010	$384,014
2011	$517,765

Oppenheimer Rochester Ohio Municipal Fund

Fiscal Year ended 03/31	Management Fees Paid to OppenheimerFunds, Inc.
2009	$338,351
2010	$337,692
2011	$401,216

Oppenheimer Rochester Virginia Municipal Fund

Fiscal Year ended 03/31	Management Fees Paid to OppenheimerFunds, Inc.
2009	$154,374
2010	$344,097
2011	$564,196

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as an investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Pending Litigation. Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to Stipulations and Agreements of Settlement in cases involving two funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. Those settlements do not settle any of the other outstanding lawsuits pending in other courts relating to these matters.

In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to the approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including, Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella and Charles S. Pulire (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

  Other Accounts Managed. In addition to managing the Fund's investment portfolio, the members of the portfolio management team also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding those portfolios and accounts as of March 31, 2011:

Portfolio Manager	Registered Investment Companies Managed[1]	Total Assets in Registered Investment Companies Managed[2]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed	Total Assets in Other Accounts Managed[3]
Daniel G. Loughran	12	$25.71	None	$0	None	$0
Scott S. Cottier	12	$25.71	None	$0	None	$0
Troy E. Willis	12	$25.71	None	$0	None	$0
Mark R. DeMitry	12	$25.71	None	$0	None	$0
Michael L. Camarella	12	$25.71	None	$0	None	$0
Charles S. Pulire	12	$25.71	None	$0	None	$0

1. The Portfolio Managers manage 20 registered investment companies, including the 8 funds covered in this SAI. As of 3/31/11, those funds had the following total assets (in millions, approximate): AZ ($43.5), MD ($73.2), MA ($62.1), MI ($46.5), MN ($66), NC ($88.3), OH ($60.8), and VA ($98).
2. In billions.
3. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers may also manage other funds and accounts. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of the Portfolio Managers. The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with at least half of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of the Fund's most recently completed year-end, the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority is based on one, three and five year data, with longer periods weighted more heavily. Below median performance in all three periods' results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers.

The Lipper benchmark for the Portfolio Managers with respect to the Fund is its state's Lipper - Municipal Debt Funds category. The compensation structure of the other funds and accounts managed by the Portfolio Managers are generally the same as the compensation structure of the Fund, described above.

   Ownership of Fund Shares. As of March 31, 2011, the Portfolio Manager(s) beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Daniel G. Loughran	None
Scott S. Cottier	None
Troy E. Willis	None
Mark R. DeMitry	None
Michael L. Camarella	None
Charles S. Pulire	None

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers for that purpose. The advisory agreement authorizes the Manager to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain the "best execution" of the Fund's portfolio transactions. "Best execution" means executing trades in a manner such that the total costs or proceeds are the most favorable under the circumstances. Some of the circumstances that may influence this decision are: cost (brokerage commission or dealer spread), size of order, difficulty of order, and the firm's ability to provide prompt and reliable execution.

The Manager need not seek competitive commission bidding. However, the Manager is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board. The Fund is not required to pay the lowest available commission. Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The Manager's executive officers supervise the allocation of brokerage.

Most securities purchases made by the Fund are in principal transactions at net prices. (i.e., without commissions). The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf.  Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security.  Portfolio securities purchased from dealers include a spread between the bid and asked price.  Therefore, the Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis. In that situation, the Fund would incur a brokerage commission.

Other funds advised by the Manager have investment policies similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.  When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the fund's respective net asset sizes and other factors, including the fund's cash flow requirements, investment policies and guidelines and capacity.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling a fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to execute portfolio securities transactions through brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by a broker through which trades are placed or by a third party at the instance of the broker.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board may also permit the Manager to use commissions on fixed-price offerings to obtain research in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended March 31, 2009, 2010 and 2011, none of the Funds covered in this SAI executed transactions or paid commissions to firms that provide research services.

Distribution and Service Arrangements

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges ("CDSCs") retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Oppenheimer Rochester Arizona Municipal Fund

Class A Sales Charges
Fiscal Year Ended 03/31:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2009	$130,474	$20,620
2010	$353,393	$53,373
2011	$371,532	$58,244

Concessions Advanced by Distributor
Fiscal Year Ended 03/31:	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2009	$0	$5,506	$12,431
2010	$9,150	$36,687	$34,163
2011	$1,204	$54,204	$38,290

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2009	$3,206	$3,735	$4,141
2010	$0	$911	$1,822
2011	$0	$4,085	$6,825

Oppenheimer Rochester Maryland Municipal Fund

Class A Sales Charges
Fiscal Year Ended 03/31:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2009	$168,801	$26,543
2010	$253,232	$37,511
2011	$163,367	$25,069

Concessions Advanced by Distributor
Fiscal Year Ended 03/31:	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2009	$1,252	$11,173	$45,397
2010	$186	$12,784	$90,707
2011	$289	$8,609	$67,619

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2009	$7,619	$2,696	$3,201
2010	$190	$4,144	$2,658
2011	$0	$752	$6,286

Oppenheimer Rochester Massachusetts Municipal Fund

Class A Sales Charges
Fiscal Year Ended 03/31:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2009	$172,147	$29,414
2010	$249,342	$36,443
2011	$229,575	$35,172

Concessions Advanced by Distributor
Fiscal Year Ended 03/31:	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2009	$27,949	$17,222	$42,876
2010	$8,965	$18,341	$94,006
2011	$9,876	$21,643	$46,731

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2009	$1,052	$3,890	$2,901
2010	$3,006	$3,422	$5,263
2011	$0	$9,330	$17,278

Oppenheimer Rochester Michigan Municipal Fund

Class A Sales Charges
Fiscal Year Ended 03/31:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2009	$141,836	$25,525
2010	$295,724	$48,481
2011	$306,368	$46,786

Concessions Advanced by Distributor
Fiscal Year Ended 03/31:	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2009	$7,950	$6,456	$19,256
2010	$600	$47,472	$55,599
2011	$6,937	$35,256	$59,953

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2009	$7,178	$2,231	$4,831
2010	$0	$452	$3,863
2011	$0	$5,857	$12,162

Oppenheimer Rochester Minnesota Municipal Fund

Class A Sales Charges
Fiscal Year Ended 03/31:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2009	$142,233	$22,702
2010	$470,184	$79,351
2011	$636,265	$100,824

Concessions Advanced by Distributor
Fiscal Year Ended 03/31:	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2009	$17	$7,907	$4,492
2010	$4,302	$23,501	$40,656
2011	$17,983	$36,683	$114,355

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2009	$0	$584	$1,163
2010	$0	$4,297	$2,900
2011	$0	$296	$8,630

Oppenheimer Rochester North Carolina Municipal Fund

Class A Sales Charges
Fiscal Year Ended 03/31:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2009	$186,288	$31,432
2010	$444,001	$86,017
2011	$330,659	$54,272

Concessions Advanced by Distributor
Fiscal Year Ended 03/31:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2009	$10,511	$15,869	$38,072
2010	$4,125	$54,238	$112,785
2011	$6,271	$36,831	$84,994

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2009	$1,273	$1,914	$3,145
2010	$0	$3,100	$2,699
2011	$82	$6,242	$7,221

Oppenheimer Rochester Ohio Municipal Fund

Class A Sales Charges
Fiscal Year Ended 03/31:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2009	$179,257	$28,260
2010	$264,064	$44,015
2011	$228,262	$36,958

Concessions Advanced by Distributor
Fiscal Year Ended 03/31:	Concessions on Class A Shares Advanced by Distributor[1]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2009	$18,600	$56,285	$49,389
2010	$30,428	$24,328	$59,425
2011	$6,900	$21,508	$32,649

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2009	$0	$14,366	$7,407
2010	$0	$35,634	$3,631
2011	$3,979	$7,411	$14,033

Oppenheimer Rochester Virginia Municipal Fund

Class A Sales Charges
Fiscal Year Ended 03/31:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2009	$213,507	$30,046
2010	$838,026	$142,524
2011	$487,416	$84,051

Concessions Advanced by Distributor
Fiscal Year Ended 03/31:	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2009	$24,075	$45,900	$22,643
2010	$18,327	$168,729	$115,690
2011	$25,091	$55,408	$78,255

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2009	$3,783	$479	$4,822
2010	$0	$8,648	$11,670
2011	$85	$6,827	$4,036

1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.
2.  The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Distribution and Service (12b-1) Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees are not "interested persons" of the Fund and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the Investment Company Act.

Under the plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

A plan continues in effect from year to year only if the Fund's Board and its Independent Trustees/Directors vote annually to approve its continuance at an in person meeting called for that purpose. A plan may be terminated at any time by the vote of a majority of the Independent Trustees/Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Class of shares to which it applies.

The Board and the Independent Trustees/Directors must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the shareholders of both Class A and Class B, voting separately by class, must approve a proposed amendment to the Class A plan that would materially increase payments under that plan.

At least quarterly while the plans are in effect, the Treasurer of the Fund will provide the Board with separate written reports on the plans for its review. The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees/Directors.

While each plan is in effect, the Independent Trustees/Directors of the Fund will select and nominate any other Independent Trustees/Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Trustees/Directors.

No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees/Directors from time to time.

Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits the Fund to reimburse the Distributor at an annual rate of up to 0.25% of the Class A average net assets. The Distributor makes payments to recipients periodically at an annual rate of not more than 0.25% of the Class A average net assets held in the accounts of the recipient or it customers.

The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so, except with respect to shares purchased prior to March 1, 2007 by certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans").

Prior to March 1, 2007, the Distributor paid the 0.25% first year service fee for grandfathered retirement plans in advance and retained the service fee paid by the Fund with respect to those shares for the first year. After those shares are held for a year, the Distributor pays the ongoing service fees to recipients on a periodic basis. If those shares were redeemed within the first year after their purchase, the recipient of the service fees on those shares was obligated to repay the Distributor a pro rata portion of the advance payment of the fees. If those shares were redeemed within 18 months, they were subject to a CDSC. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year and the shares are not subject to a CDSC.

The table below shows the dollar amount which was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, including money paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.  For the fiscal year ended March 31, 2011 payments under the Class A service plan were as follows:

Fund	Total Payments under the Plan	Amount Retained by the Distributor[1]
Oppenheimer Rochester Arizona Municipal Fund[2]	$84,541	$0
Oppenheimer Rochester Maryland Municipal Fund[3]	$106,415	$0
Oppenheimer Rochester Massachusetts Municipal Fund[4]	$114,027	$0
Oppenheimer Rochester Michigan Municipal Fund[5]	$71,731	$0
Oppenheimer Rochester Minnesota Municipal Fund[6]	$113,634	$0
Oppenheimer Rochester North Carolina Municipal Fund[7]	$142,843	$0
Oppenheimer Rochester Ohio Municipal Fund[8]	$115,601	$0
Oppenheimer Rochester Virginia Municipal Fund[9]	$176,065	$0

1. Amounts were retained by the Distributor under the arrangement described above regarding grandfathered retirement accounts.
2. Includes $186 paid to an affiliate of the Distributor's parent company.
3. Includes $137 paid to an affiliate of the Distributor's parent company.
4. Includes $1,908 paid to an affiliate of the Distributor's parent company.
5. Includes $1,033 paid to an affiliate of the Distributor's parent company.
6. Includes $2,563 paid to an affiliate of the Distributor's parent company.
7. Includes $3,740 paid to an affiliate of the Distributor's parent company.
8. Includes $1,895 paid to an affiliate of the Distributor's parent company.
9. Includes $2,368 paid to an affiliate of the Distributor's parent company.

Class B and Class C Distribution and Service Plans. Under the Class B and Class C Distribution and Service Plans (each a "Plan" and together the "Plans"), the Fund pays the asset-based sales charge (the "distribution fee") to the Distributor for its services in distributing Class B and Class C shares. The distribution fee allows investors to buy Class B and Class C shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares. The Distributor may use the service fees it receives under the Plans to pay recipients for providing services similar to the services provided under the Class A service plan, described above.

Payments under the Plans are made in recognition that the Distributor:

  pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession, pays the service fees in advance or periodically, as described below, may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of Class B and Class C shares, bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and certain other distribution expenses, may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the Plans and therefore may not be able to offer such Classes for sale absent the Plans, receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees, may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares, may experience increased difficulty selling the Fund's shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.

Distribution fees on Class B shares are generally retained by the Distributor. If a dealer has a special agreement with the Distributor, the Distributor may pay the Class B distribution fees to recipients periodically in lieu of paying the sales concession in advance at the time of purchase. The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients.

Service fees for the first year after Class B and Class C shares are purchased, are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has a special agreement with the Distributor, the Distributor may pay the Class B service fees to recipients periodically in lieu of paying the first year fee in advance. If Class B and Class C shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment.

Class B and Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the distribution fees paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor's actual expenses in selling Class B and Class C shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC's collected on redeemed shares. Those excess expenses are carried over on the Distributor's books and may be recouped from distribution fees paid by the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount that may be carried over from year to year and recouped for certain categories of expenses at 0.70% of annual gross sales of shares of the Fund. The capped expenses under the Plans are (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. If those categories of expenses exceed the capped amount, the Distributor would bear the excess costs. If a Plan were to be terminated by the Fund, the Fund's Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.

The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day. The distribution and service fees increase the annual Class B and Class C expenses by 1.00% of net assets.

Oppenheimer Rochester Arizona Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/11
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$21,879	$18,507	$6	$91,515	3.91%
Class C Plan	$104,035	$49,723	$1,049	$124,207	1.35%

Oppenheimer Rochester Maryland Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/11
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$15,694	$12,378	$4	$31,753	2.19%
Class C Plan	$369,222	$117,582	$309	$332,133	1.00%

Oppenheimer Rochester Massachusetts Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/11
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$19,397	$16,102	$137	$38,927	2.23%
Class C Plan	$232,546	$91,390	$1,967	$254,476	1.45%

Oppenheimer Rochester Michigan Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/11
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$26,054	$21,530	$0	$103,961	3.75%
Class C Plan	$162,759	$83,855	$11	$225,129	1.39%

Oppenheimer Rochester Minnesota Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/11
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$18,331	$15,405	$0	$68,644	3.59%
Class C Plan	$154,545	$119,522	$81	$240,100	1.67%

Oppenheimer Rochester North Carolina Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/11
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$31,485	$25,560	$0	$89,705	3.06%
Class C Plan	$334,566	$136,523	$61	$355,891	1.09%

Oppenheimer Rochester Ohio Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/11
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$29,442	$23,655	$8	$54,239	1.93%
Class C Plan	$231,390	$61,673	$525	$266,920	1.31%

Oppenheimer Rochester Virginia Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/11
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$71,294	$59,254	$123	$241,651	3.44%
Class C Plan	$246,335	$124,258	$779	$280,823	1.19%

All payments under the Plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of distribution and service fees.

Payments to Financial Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Manager or the Distributor. The payments to financial intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, all or portions of the following:

Payments made by the Fund, or buy an investor buying or selling shares of the Fund, including:

  an initial front-end sales charge, all or a portion of which is payable by the Distributor to financial intermediaries (see the "More About Your Account" section in the Prospectus);
  ongoing asset-based distribution and/or service fees (described in the section "Distribution and Service Arrangements - Distribution and Service (12b-1) Plans" above);
  shareholder servicing expenses that are paid from Fund assets to reimburse the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Manager derives from investment advisory fees paid by the Fund. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law. These payments are often referred to as "revenue sharing" payments, and may include:

  compensation for marketing support, support provided in offering shares in the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services;
  other compensation, to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.

Although a broker or dealer that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, the Manager does not consider a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

  transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
  program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
  placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or
  firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2010, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments (of at least $5,000) from the Manager or the Distributor for marketing or program support:

A.G. Edwards and Sons, Inc.	H.D. Vest Investment Services, Inc.	Prime Capital Services, Inc.
Aetna Life Insurance & Annuity Company	Hartford Life & Annuity Insurance Company	Primevest Financial Services, Inc.
AIG Advisor Group, Inc.	Independent Financial Group, LLC	Proequities, Inc.
Allianz Life Insurance Company	ING Financial Advisers, LLC	Protective Group Securities, Inc.
Allstate Financial Services LLC	ING Financial Partners, Inc.	Protective Life and Annuity Insurance Company
Allstate Life Insurance Company	Invest Financial Corporation	Pruco Securities, LLC
American Enterprise Life Insurance Company	Jackson National Life Insurance Company	Prudential Investment Management Services, Inc.
American General Annuity Insurance Company	Janney Montgomery Scott LLC	Raymond James & Associates, Inc.
American Portfolios Financial Services, Inc.	Jefferson Pilot Securities Corporation	Raymond James Financial Services, Inc.
American United Life Insurance Company	JJB Hillard W.L. Lyons, Inc.	RBC Capital Markets Corporation
Ameriprise Advisor Services, Inc.	JP Morgan Securities, Inc.	RBC Dain Rauscher
Ameriprise Financial Services, Inc.	Kemper Investors Life Insurance Company	Retirement Plan Consultants
Ameritas Life Insurance Company	Key Investment Services LLC	Robert W. Baird & Co.
AXA Advisors, LLC	KMS Financial Services Inc.	Royal Alliance Associates, Inc.
AXA Equitable Life Insurance Company	Legend Equities Corporation	Sagepoint Financial Advisors
Banc of America Investment Services, Inc.	Lincoln Financial Advisors Corporation	Securities America, Inc.
Cadaret Grant & Co.	Lincoln Financial Securities Corporation	Security Benefit Life Insurance Company
Cambridge Investment Research, Inc.	Lincoln Investment Planning, Inc.	Sigma Financial Corp.
CCO Investment Services Corporation	Lincoln National Life Insurance Company	Signator Investments, Inc.
Charles Schwab & Co., Inc.	LPL Financial Corporation	State Farm VP Management Corp.
Chase Investment Services Corporation	Manulife Financial	Stifel, Nicolaus & Company, Inc.
Citigroup Global Markets, Inc.	Massachusetts Mutual Life Insurance Company	Sun Life Financial Distributors, Inc.
CitiStreet Advisors LLC	MassMutual Financial Group	Sun Life Insurance Company
Citizens Bank of Rhode Island	Merrill Lynch Pierce Fenner & Smith Inc.	Sun Trust Securities, Inc.
C.M. Life Insurance Company	MetLife Investors Insurance Company	Sunamerica Securities, Inc.
Commonwealth Financial Network	MetLife Securities, Inc.	SunTrust Bank
CUNA Brokerage Services, Inc.	MML Investor Services, Inc.	Suntrust Investment Services, Inc.
CUSO Financial Services, LP	Morgan Stanley & Co., Incorporated	TD Ameritrade Clearing, Inc.
Direct Services LLC	Morgan Stanley Smith Barney LLC	The Hartford/Planco
Edward D. Jones and Company, LP	Multi-Financial Securities Corporation	The Investment Center, Inc.
Essex National Securities, Inc.	Mutual Funds Against Cancer	Thrivent Financial for Lutherans
Federal Kemper Life Assurance Company	National Planning Corporation	Thrivent Investment Management, Inc.
Financial Network Investment Corporation	National Retirement Partners, Inc.	Transamerica Life Insurance Co.
Financial Services Corporation	Nationwide Financial Services, Inc.	UBS Financial Services, Inc.
First Allied Securities, Inc.	New England Securities, Inc.	Union Central Life Insurance Company
First Clearing LLC	NFP Securities Inc.	USI Securities, Inc.
First Global Capital Corporation	North Ridge Securities Corp.	Valic Financial Advisors, Inc.
FSC Securities Corporation	Northwestern Mutual Investment Services	Vanderbilt Securities LLC
GE Life and Annuity Company	NRP Financial, Inc.	VSR Financial Services, Inc.
Geneos Wealth Management, Inc.	Oppenheimer & Co. Inc.	Wachovia Securities, LLC
Genworth Financial, Inc.	Pacific Life Insurance Co.	Walnut Street Securities, Inc.
Great West Life Insurance Company	Park Avenue Securities LLC	Wells Fargo Advisors, LLC
Guardian Insurance & Annuity Company	Pershing LLC	Wells Fargo Investments, LLC
H. Beck, Inc.	PFS Investments, Inc.	Woodbury Financial Services, Inc.
PlanMember Securities Corp.
For the year ended December 31, 2010, the following firms (which in some cases are broker-dealers) received payments from the Manager or Distributor (of at least $2,500) for administrative or other services provided (other than revenue sharing arrangements), as described above:

Acensus, Inc.	First Clearing LLC	National Financial Services LLC
ACS HR Solutions LLC	First Global Capital Corporation	New York Life Insurance and Annuity Company
ADP Broker-Dealer, Inc.	First Trust Corp.	Northwest Plan Services Inc.
Aegon USA	GE Financial Assurance	Oppenheimer & Co. Inc.
Aetna Life Insurance & Annuity Company	GE Life and Annuity Company	Pershing LLC
Alliance Benefit Group	Geller Group Ltd.	Phoenix Life Insurance Company
Allianz Life Insurance Company	Genworth Financial, Inc.	Plan Administrators Inc.
American Diversified Distribution, LLC	Great West Life Insurance Company	PlanMember Securities
American Enterprise Life Insurance	Guardian Insurance & Annuity Company	Primevest Financial Services, Inc.
American Funds	H&R Block Financial Advisors, Inc.	Principal Life Insurance
American General Annuity Insurance Company	H.D. Vest Investment Services, Inc.	Protective Life and Annuity Insurance Company
American United Life Insurance Co.	Hartford Life Insurance Company	Prudential Investment Management Services, Inc.
Ameriprise Financial Services, Inc.	Hewitt Associates LLC	PSMI Group
Ameritas Life Insurance Company	ICMA-RC Services LLC	Raymond James & Associates, Inc.
Ameritrade, Inc.	Ingham Group	Reliance Trust Co.
Annuity Investors Life Insurance Company	Interactive Retirement Systems	Robert W. Baird & Co.
AST Trust Company	Intuition Systems, Inc.	RSM McGladrey, Inc.
AXA Equitable Life Insurance Company	Investmart	Scott & Stringfellow, Inc.
Benefit Administration Co.	Janney Montgomery Scott LLC	Scottrade, Inc.
Benefit Consultants Group	JJB Hillard W. L. Lyons, Inc.	Security Benefit Life Insurance Company
Benefit Plans Administrative Services, Inc.	John Hancock Life Insurance Company	Southwest Securities, Inc.
Boston Financial Data Services, Inc.	JP Morgan Securities, Inc.	Standard Insurance Co.
Ceridian	July Business Services	Standard Retirement Services, Inc.
Charles Schwab & Co., Inc.	Kemper Investors Life Insurance Company	Stanton Group, Inc.
Citigroup Global Markets Inc.	Lincoln Benefit National Life	Sterne Agee & Leach, Inc.
CitiStreet Advisors LLC	Lincoln Financial Advisors Corporation	Stifel Nicolaus & Company, Inc.
Clark Consulting	Lincoln Investment Planning Inc.	Sun Trust Securities, Inc.
CPI Qualified Plan Consultants	LPL Financial Corporation	T. Rowe Price
CUNA Mutual Insurance Society	Marshall & Ilsley Trust Company, Inc.	The Princeton Retirement Group
DA Davidson & Co.	Massachusetts Mutual Life Insurance Company	The Retirement Plan Company, LLC
Daily Access. Com, Inc.	Matrix Settlement & Clearance Services	Transamerica Retirement Services
Davenport & Company, LLC	Mercer HR Services	UBS Financial Services, Inc.
David Lerner Associates, Inc.	Merrill Lynch Pierce Fenner & Smith Inc.	Unified Fund Services, Inc.
Digital Retirement Solutions	Mesirow Financial, Inc.	Union Bank & Trust Company
Diversified Advisors Investments Inc.	MG Trust	US Clearing Co.
DR, Inc.	Mid Atlantic Capital Co.	USAA Investment Management Co.
Dyatech, LLC	Milliman, Inc.	USI Consulting Group
E*TRADE Clearing LLC	Minnesota Life Insurance Company	Valic Financial Advisors, Inc.
Edward D. Jones and Company, LP	Mony Life Insurance Company of America	Vanguard Group
ExpertPlan.com	Morgan Stanley & Co., Incorporated	Wachovia Securities, LLC
Federal Kemper Life Assurance Company	Morgan Stanley Dean Witter	Wedbush Morgan Securities
Fidelity Brokerage Services, LLC	Mutual of Omaha Insurance Company	Wells Fargo Bank NA
Fidelity Investments Institutional Operations Co.	National City Bank	Wells Fargo Investments, LLC
Financial Administrative Services Corporation	National Deferred Compensation	Wilmington Trust Company

Performance of the Fund

Explanation of Performance Calculations. The use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. The Fund's performance data in advertisements must comply with rules of the SEC, which describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. The Fund may use a variety of performance calculations, including "cumulative total return," "average annual total return," "average annual total return at net asset value," and "total return at net asset value." How these types of returns are calculated are described below.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  An investment in the Fund is not insured by the FDIC or any other government agency.
  The principal value of the Fund's shares, its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

  Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

The symbols above represent the following factors:

a =dividends and interest earned during the 30-day period.
b =expenses accrued for the period (net of any expense assumptions).
c =the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d =the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

  Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

                                       Dividend Yield = dividends paid x 12/maximum offering price (payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

  Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

Oppenheimer Rochester Arizona Municipal Fund

The Fund's Yields for the 30-Day Periods Ended 3/31/11
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.25%	6.90%	6.28%	5.98%
Class B	6.48%	N/A	5.60%	N/A
Class C	6.48%	N/A	5.60%	N/A

Oppenheimer Rochester Maryland Municipal Fund

The Fund's Yields for the 30-Day Periods Ended 3/31/11
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	6.25%	5.94%	6.08%	5.79%
Class B	5.54%	N/A	5.47%	N/A
Class C	5.50%	N/A	5.42%	N/A

Oppenheimer Rochester Massachusetts Municipal Fund

The Fund's Yields for the 30-Day Periods Ended 3/31/11
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	6.73%	6.41%	6.13%	5.83%
Class B	5.98%	N/A	5.44%	N/A
Class C	5.97%	N/A	5.44%	N/A

Oppenheimer Rochester Michigan Municipal Fund

The Fund's Yields for the 30-Day Periods Ended 3/31/11
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	6.78%	6.45%	7.34%	6.99%
Class B	6.02%	N/A	6.64%	N/A
Class C	6.02%	N/A	6.65%	N/A

Oppenheimer Rochester Minnesota Municipal Fund

The Fund's Yields for the 30-Day Periods Ended 3/31/11
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	5.81%	5.54%	5.38%	5.13%
Class B	5.05%	N/A	4.70%	N/A
Class C	5.06%	N/A	4.70%	N/A

Oppenheimer Rochester North Carolina Municipal Fund

The Fund's Yields for the 30-Day Periods Ended 3/31/11
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	6.75%	6.43%	6.02%	5.73%
Class B	5.98%	N/A	5.33%	N/A
Class C	5.99%	N/A	5.33%	N/A

Oppenheimer Rochester Ohio Municipal Fund

The Fund's Yields for the 30-Day Periods Ended 3/31/11
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.05%	6.71%	6.47%	6.17%
Class B	6.29%	N/A	5.79%	N/A
Class C	6.29%	N/A	5.79%	N/A

Oppenheimer Rochester Virginia Municipal Fund

The Fund's Yields for the 30-Day Periods Ended 3/31/11
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.23%	6.88%	7.35%	7.00%
Class B	6.45%	N/A	6.67%	N/A
Class C	6.45%	N/A	6.67%	N/A

Total Return Information. "Total return" is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class will differ and are measured separately.

There are different types of "total returns." "Cumulative total return" measures the change in value over the entire period (for example, ten years). "Average annual total return" shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses the methodology prescribed by the SEC to calculate its standardized total returns.

In calculating the Fund's total returns, the following sales charges are applied unless the returns are shown at "net asset value" as described below:

  For Class A shares the current maximum sales charge of 4.75% as a percentage of the offering price is deducted from the initial investment ("P" in the formula below).
  For Class B shares, the CDSC for the applicable period is deducted: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.
  For Class C shares, the 1.0% CDSC is deducted for returns for the one-year period.

The Fund's returns are calculated based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formulas below) held for a number of years ("n" in the formulas).

  Average Annual Total Return. The "average annual total return" for each class is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions are reinvested, results in an Ending Redeemable Value ("ERV") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVD") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVDR") after taking into account the effect of capital gains taxes or capital loss tax benefits resulting from the redemption of the shares at the end of the period, each calculated using the highest federal individual capital gains tax rate in effect on the redemption date, according to the following formula:

  Cumulative Total Return. The "cumulative total return" measures the change in value of a hypothetical investment over an entire period of years using some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined according to the following formula:

  Total Returns at Net Asset Value. From time to time the Fund may also quote cumulative or average annual total returns for Class A, Class B, Class C or Class N shares "at net asset value" without deducting the front-end sales charge or CDSC, based on the difference in net asset value per share at the beginning and, taking into consideration the reinvestment of dividends and capital gains distributions, at the end of the specified period.
  Hypothetical Investment Accounts. Fund advertisements or sales literature may also, from time to time, include performance of a hypothetical investment account that includes the total return of shares of the Fund and other Oppenheimer funds as part of an illustration of an asset allocation model or similar presentation.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  An investment in the Fund is not insured by the FDIC or any other government agency.

Performance Data. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

Oppenheimer Rochester Arizona Municipal Fund

The Fund's Total Returns for the Periods Ended 03/31/11*
	Cumulative Total Returns		Average Annual Total Returns
	Life of Class		1-Year		Life of Class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	(8.12%)	(3.53%)	(5.10%)	(0.36%)	(1.87%)	(0.80%)
Class B	(8.31%)	(6.84%)	(5.80%)	(1.12%)	(1.92%)	(1.57%)
Class C	(6.71%)	(6.71%)	(1.95%)	(1.02%)	(1.54%)	(1.54%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 03/31/11*
	1-Year	Life of Class
After Taxes on Distributions	(5.10%)	(1.87%)
After Taxes on Distributions and Redemption of Fund Shares	(1.20%)	(0.75%)

*Inception: 10/10/06

Oppenheimer Rochester Maryland Municipal Fund

The Fund's Total Returns for the Periods Ended 03/31/11*
	Cumulative Total Returns		Average Annual Total Returns
	Life of Class		1-Year		Life of Class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	(5.10%)	(0.36%)	(4.52%)	0.24%	(1.16%)	(0.08%)
Class B	(5.32%)	(3.79%)	(5.14%)	(0.41%)	(1.21%)	(0.86%)
Class C	(3.85%)	(3.85%)	(1.45%)	(0.51%)	(0.87%)	(0.87%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 03/31/11*
	1-Year	Life of Class
After Taxes on Distributions	(4.52%)	(1.16%)
After Taxes on Distributions and Redemption of Fund Shares	(0.94%)	(0.18%)

*Inception: 10/10/06

Oppenheimer Rochester Massachusetts Municipal Fund

The Fund's Total Returns for the Periods Ended 03/31/11*
	Cumulative Total Returns		Average Annual Total Returns
	Life of Class		1-Year		Life of Class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	(8.96%)	(4.42%)	(4.55%)	0.21%	(1.98%)	(0.96%)
Class B	(9.30%)	(7.85%)	(5.35%)	(0.63%)	(2.05%)	(1.72%)
Class C	(7.95%)	(7.95%)	(1.48%)	(0.54%)	(1.74%)	(1.74%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 03/31/11*
	1-Year	Life of Class
After Taxes on Distributions	(4.55%)	(1.98%)
After Taxes on Distributions and Redemption of Fund Shares	(0.90%)	(0.83%)

*Inception: 07/18/06

Oppenheimer Rochester Michigan Municipal Fund

The Fund's Total Returns for the Periods Ended 03/31/11*
	Cumulative Total Returns		Average Annual Total Returns
	Life of Class		1-Year		Life of Class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	(17.57%)	(13.46%)	(4.40%)	0.37%	(3.96%)	(2.98%)
Class B	(17.86%)	(16.59%)	(5.16%)	(0.50%)	(4.03%)	(3.73%)
Class C	(16.67%)	(16.67%)	(1.43%)	(0.50%)	(3.75%)	(3.75%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 03/31/11*
	1-Year	Life of Class
After Taxes on Distributions	(4.40%)	(3.96%)
After Taxes on Distributions and Redemption of Fund Shares	(0.39%)	(2.40%)

*Inception: 06/21/06

Oppenheimer Rochester Minnesota Municipal Fund

The Fund's Total Returns for the Periods Ended 03/31/11*
	Cumulative Total Returns		Average Annual Total Returns
	Life of Class		1-Year		Life of Class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	(0.10%)	4.89%	(3.95%)	0.84%	(0.02%)	1.09%
Class B	(0.25%)	1.41%	(4.70%)	0.09%	(0.06%)	0.32%
Class C	1.34%	1.34%	(0.80%)	0.16%	0.30%	0.30%

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 03/31/11*
	1-Year	Life of Class
After Taxes on Distributions	(3.95%)	(0.02%)
After Taxes on Distributions and Redemption of Fund Shares	(0.74%)	0.72%

*Inception: 11/07/06

Oppenheimer Rochester North Carolina Municipal Fund

The Fund's Total Returns for the Periods Ended 03/31/11*
	Cumulative Total Returns		Average Annual Total Returns
	Life of Class		1-Year		Life of Class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	(10.99%)	(6.56%)	(5.73%)	(1.03%)	(2.57%)	(1.50%)
Class B	(11.09%)	(9.63%)	(6.44%)	(1.77%)	(2.59%)	(2.24%)
Class C	(9.67%)	(9.67%)	(2.70%)	(1.77%)	(2.25%)	(2.25%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 03/31/11*
	1-Year	Life of Class
After Taxes on Distributions	(5.73%)	(2.57%)
After Taxes on Distributions and Redemption of Fund Shares	(1.74%)	(1.39%)

*Inception: 10/10/06

Oppenheimer Rochester Ohio Municipal Fund

The Fund's Total Returns for the Periods Ended 03/31/11*
	Cumulative Total Returns		Average Annual Total Returns
	Life of Class		1-Year		Life of Class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	(5.17%)	(0.44%)	(2.78%)	2.07%	(1.11%)	(0.09%)
Class B	(5.55%)	(4.05%)	(3.48%)	1.31%	(1.19%)	(0.86%)
Class C	(4.09%)	(4.09%)	0.46%	1.42%	(0.87%)	(0.87%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 03/31/11*
	1-Year	Life of Class
After Taxes on Distributions	(2.78%)	(1.11%)
After Taxes on Distributions and Redemption of Fund Shares	0.34%	(0.10%)

*Inception: 06/21/06

Oppenheimer Rochester Virginia Municipal Fund

The Fund's Total Returns for the Periods Ended 03/31/11*
	Cumulative Total Returns		Average Annual Total Returns
	Life of Class		1-Year		Life of Class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	(15.30%)	(11.08%)	(9.07%)	(4.54%)	(3.47%)	(2.47%)
Class B	(15.64%)	(14.31%)	(9.71%)	(5.25%)	(3.55%)	(3.23%)
Class C	(14.45%)	(14.45%)	(6.15%)	(5.26%)	(3.26%)	(3.26%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 03/31/11*
	1-Year	Life of Class
After Taxes on Distributions	(9.07%)	(3.47%)
After Taxes on Distributions and Redemption of Fund Shares	(3.61%)	(2.04%)

*Inception: 07/18/06

Other Performance Comparisons. In its Annual Report to shareholders, the Fund compares its performance to that of one or more appropriate market indices. You can obtain that information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. The following are examples of some of those comparisons.

     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its share classes by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors and ranks the performance of regulated investment companies for various periods in categories based on investment styles. Lipper also publishes "peer-group" indices and averages of the performance of all mutual funds in particular categories.

     Morningstar Ratings. From time to time the Fund may publish the "star ratings" of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service that rates and ranks mutual funds within their specialized market sectors. Morningstar proprietary star ratings reflect risk-adjusted historical total investment returns for funds with at least a three-year performance history. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or other similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar or the Fund's performance may be compared to the performance of various market indices, other investments, or averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. The Fund's advertisements and sales literature may also include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions, for example:

  information about the performance of certain securities or commodities markets or segments of those markets, information about the performance of the economies of particular countries or regions, the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, the availability of different types of securities or offerings of securities, information relating to the gross national or gross domestic product of the United States or other countries or regions, comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent by third parties, including comparisons of investor services provided to shareholders of the Oppenheimer funds to those provided by other mutual fund families selected by the rating or ranking services. Those comparisons may be based on the opinions of the rating or ranking service itself, using its research or judgment, or may be based on surveys of investors, brokers, shareholders or others.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions, including certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits or instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

About Your Account

The Fund's Prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund's policies regarding those share transactions. It should be read in conjunction with the information in the Prospectus. Appendix A of this SAI provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Determination of Net Asset Value Per Share. The net asset value ("NAV") per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of the close of business on the New York Stock Exchange ("NYSE") on each day that the NYSE is open. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in municipal securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares.

Securities Valuation. The Fund's Board has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

  Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
  The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
  debt instruments that have a maturity of more than 397 days when issued, debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
  The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
  money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
  Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker, or the "bid" price if no "asked" price is available.

In the case of municipal securities the Manager uses pricing services who use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services valuations. That monitoring may include comparing prices used for portfolio valuation to the actual sale prices of selected securities.

Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service.

Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Board fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets, not directly by shareholders. However, those expenses reduce the net asset value of Fund shares, and therefore are borne indirectly by shareholders.

For calculating the Fund's net asset value, dividends and distributions, the Fund differentiates between two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. Those expenses are first allocated based on the percentage of the Fund's total assets that is represented by the assets of each share class. Such general expenses include management fees, legal, bookkeeping and audit fees, Board compensation, custodian expenses, share issuance costs, interest, taxes, brokerage commissions, and non-recurring expenses, such as litigation costs. Then the expenses allocated to a share class are allotted equally to each outstanding share within a given class.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses to the extent that such expenses pertain only to a specific class.

How to Buy Shares

The Oppenheimer Funds. The "Oppenheimer funds" are those mutual funds for which the Distributor acts as distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Money Market Funds:
Oppenheimer AMT-Free New York Municipals	Oppenheimer Cash Reserves
Oppenheimer Balanced Fund	Oppenheimer Institutional Money Market Fund
Oppenheimer Core Bond Fund	Oppenheimer Money Market Fund, Inc.
Oppenheimer California Municipal Fund	Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund	Oppenheimer Portfolio Series Funds:
Oppenheimer Champion Income Fund	Active Allocation Fund
Oppenheimer Commodity Strategy Total Return Fund	Conservative Investor Fund
Oppenheimer Corporate Bond Fund	Equity Investor Fund
Oppenheimer Currency Opportunities Fund	Moderate Investor Fund
Oppenheimer Developing Markets Fund	Oppenheimer Portfolio Series Fixed Income
Oppenheimer Discovery Fund	Active Allocation Fund
Oppenheimer Emerging Markets Debt Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Equity Fund, Inc.	Oppenheimer Quest International Value Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Global Fund	Oppenheimer Real Estate Fund
Oppenheimer Global Allocation Fund	Oppenheimer Rising Dividends Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Strategic Income Fund	Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester National Municipals
Oppenheimer International Small Company Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Main Street Fund	Oppenheimer Select Value Fund
Oppenheimer Main Street Select Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Main Street Small- & Mid-Cap Fund
Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer LifeCycle Funds:	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Transition 2010 Fund	Oppenheimer U.S. Government Trust
Oppenheimer Transition 2015 Fund	Oppenheimer Value Fund
Oppenheimer Transition 2020 Fund	Limited-Term New York Municipal Fund
Oppenheimer Transition 2025 Fund	Rochester Fund Municipals
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C shares are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). Effective July 1, 2011, Class B shares are not available for purchase by any 457(f) plan or qualified retirement plan, except for purchases by existing OppenheimerFunds Single K plans. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses. Appendix A to this SAI includes additional information regarding certain of these sales charge reductions and waivers.

A reduced sales charge rate may be obtained for Class A shares under a Right of Accumulation or Letter of Intent because of the reduction in sales effort and expenses to the Distributor, dealers or brokers for those sales.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13 month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

   1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

   2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

   3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "The OppenheimerFunds Exchange Privilege"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

   4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

   5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

   6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (the "IRS"), the conversion of Class B shares to Class A shares is not treated as a taxable event for the shareholder. If those laws or the IRS' interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

AccountLink. Shares purchased through AccountLink will be purchased at the net asset value calculated on the same regular business day if the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares before the close of the NYSE. The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If the Distributor is instructed to initiate the ACH transfer after the close of the NYSE, the shares will be purchased on the next regular business day.

Dividends will begin to accrue on the shares purchased through the ACH system on the business day the Fund receives Federal Funds before the close of the NYSE. The proceeds of ACH transfers are normally received by the Fund three days after a transfer is initiated. If Federal Funds are received on a business day after the close of the NYSE, dividends will begin to accrue on the next regular business day. If the proceeds of an ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

The minimum purchase through AccountLink is generally $50, however for accounts established prior to November 1, 2002 the minimum purchase is $25.

Asset Builder Plans. As indicated in the Prospectus, you normally must establish your Fund account with $1,000 or more. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan at the time of your initial share purchase to automatically purchase additional shares directly from a bank account.

An Asset Builder Plan is available only if your bank is an ACH member and you establish AccountLink. Under an Asset Builder Plan, payments to purchase shares of the Fund will be debited from your bank account automatically. Normally the debit will be made two business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the Fund will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the Account Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected Fund and read it carefully.

You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The minimum additional purchase under an Asset Builder Plan is $50, except that for Asset Builder Plans established prior to November 1, 2002, the minimum additional purchase is $25. Shares purchased by Asset Builder Plan payments are subject to the redemption restrictions for recent purchases described in the Prospectus. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for instructions.

How to Sell Shares

Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal Funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal Funds wire may be delayed if the Fund's custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund's agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day's net asset value if the order was received by the broker or dealer from its customer prior to the time the close of the NYSE. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

For accounts redeemed through a broker-dealer, payment will ordinarily be made within three business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Prospectus.

Payments "In Kind." As stated in the Prospectus, payment for redeemed shares is ordinarily made in cash. Under certain circumstances, however, the Board may determine that it would be detrimental to the best interests of the remaining shareholders for the Fund to pay for the redeemed shares in cash. In that case, the Fund may pay the redemption proceeds, in whole or in part, by a distribution "in kind" of liquid securities from the Fund's portfolio. The Fund will value securities used to pay a redemption in kind using the same method described above under "Determination of Net Asset Value Per Share." That valuation will be made as of the time the redemption price is determined. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash.

Automatic Withdrawal Plans. Under an Automatic Withdrawal Plan, investors who own Fund shares can authorize the Transfer Agent to redeem shares automatically on a monthly, quarterly, semi-annual or annual basis. The minimum periodic redemption amount under an Automatic Withdrawal Plan is $50. Shareholders having AccountLink privileges may have Automatic Withdrawal Plan payments deposited to their designated bank account. Payments may also be made by check, payable to all shareholders of record and sent to the address of record for the account. Automatic withdrawals may be requested by telephone for amounts up to $1,500 per month if the payments are to be made by checks sent to the address of record for the account. Telephone requests are not available if the address on the account has been changed within the prior 15 days.

Fund shares will be redeemed as necessary to meet the requested withdrawal payments. Shares will be redeemed at the net asset value per share determined on the redemption date, which is normally three business days prior to the payment receipt date requested by the shareholder. The Fund cannot guarantee receipt of a payment on the date requested, however. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending on the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

Because of the sales charge assessed on Class A share purchases, shareholders should usually not make additional Class A share purchases while participating in an Automatic Withdrawal Plan. A shareholder whose Class B or Class C account is subject to a CDSC should usually not establish an automatic withdrawal plan because of the imposition of the CDSC on the withdrawals. If a CDSC does apply to a redemption, the amount of the check or payment will be reduced accordingly. Distributions of capital gains from accounts subject to an Automatic Withdrawal Plan must be reinvested in Fund shares. Dividends on shares held in the account may be paid in cash or reinvested. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

The shareholder may change the amount, the payment interval, the address to which checks are to be mailed, the designated bank account for AccountLink payments or may terminate a plan at any time by writing to the Transfer Agent. A signature guarantee may be required for certain changes. The requested change will usually be put into effect approximately two weeks after such notification is received. The shareholder may redeem all or any part of the shares in the account by written notice to the Transfer Agent. That notice must be in proper form in accordance with the requirements in the then-current Fund Prospectus.

The Transfer Agent will administer the Automatic Withdrawal Plan as agent for the shareholder(s) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic withdrawal payments. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Transfer Agent will terminate a plan upon its receipt of evidence, satisfactory to it, that the shareholder has died or is legally incapacitated. The Fund may also give directions to the Transfer Agent to terminate a plan. Shares that have not been redeemed at the time a plan is terminated will be held in an account in the name of the shareholder. Share certificates will not be issued for any such shares and all dividends will be reinvested in the account unless and until different instructions are received, in proper form, from the shareholder, his or her executor or guardian, or another authorized person.

The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

Transfers of Shares. A shareholder will not be required to pay a CDSC when Fund shares are transferred to registration in the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a CDSC are transferred, the CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

If less than all of the shares held in an account are transferred, and some but not all shares in the account would be subject to a CDSC if redeemed at that time, the priorities for the imposition of the CDSC described in the Prospectus will be followed in determining the order in which the shares are transferred.

Minimum Balance Fee. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance of less than $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Minimum Balance Fee. These exceptions are subject to change:

  A fund account whose shares were acquired after September 30th of the prior year;
  A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new Class A share account balance may become subject to the Minimum Balance Fee;
  Accounts of shareholders who elect to access their account documents electronically via eDoc Direct (to access account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I Want To," or call 1.888.470.0862 for instructions);
  A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
  Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;
  Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
  Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs;
  A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and
  Accounts held in the OppenheimerFunds Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.

The Fund reserves the authority to modify the Minimum Balance Fee in its discretion.

Involuntary Redemptions. The Fund's Board has the right to involuntarily redeem shares held in any account with an aggregate net asset value of less than $200. The Board may change the amount of the aggregate net asset value to which an involuntary redemption may apply. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also determine the requirements for any notice to be given to the shareholders (but not less than 30 days). Alternatively, the Board may set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months after redeeming Class A or Class B shares, a shareholder may reinvest all or part of the redemption proceeds without a sales charge if:

  An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed; or
  The Class B CDSC was paid on the redeemed Class B shares.

The reinvestment may only be made in Class A shares of the Fund or other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below. This privilege does not apply to Class C shares or Class Y shares or to purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time for shares redeemed after the date of the amendment, suspension or cessation. The shareholder must request the reinvestment privilege from the Transfer Agent or his or her financial intermediary at the time of purchase.

Reinvestment will be at the next net asset value computed after the Transfer Agent receives the reinvestment order. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there was a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days after the payment of the sales charge, in certain circumstances, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption, however, the sales charge would be added to the basis of the shares acquired with the redemption proceeds.

How to Exchange Shares

Shares of the Fund (including shares acquired by reinvestment of dividends or distributions from other Oppenheimer funds) may be exchanged for shares of certain other Oppenheimer funds at net asset value without the imposition of a sales charge, however a CDSC may apply to the acquired shares as described below. Shares of certain money market funds purchased without a sales charge may be exchanged for shares of other Oppenheimer funds offered with a sales charge upon payment of the sales charge. Exchanges into another Oppenheimer fund must meet any applicable minimum investment requirements of that fund.

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. Shareholders that own more than one class of shares of the Fund must specify which class of shares they wish to exchange.

You can obtain a current list of the share classes offered by the funds by calling the toll-free phone number on the first page of this SAI.

The different Oppenheimer funds that are available for exchange have different investment objectives, policies and risks. A shareholder should determine whether the fund selected is appropriate for his or her investment goals and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Some of the tax consequences of reinvesting redemption proceeds are discussed in "Reinvestment Privilege," above. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, however that notice is not required in extraordinary circumstances.

How Exchanges Affect Contingent Deferred Sales Charges. A CDSC is imposed on exchanges of shares in the following cases:

  The Class A CDSC is imposed on the redemption of Class A shares acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 18 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within the holding period applicable to the exchanged Class A shares.
  The Class B CDSC is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged shares, except:
      With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund acquired by exchange, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.
  The Class C CDSC is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged shares.

When Class B or Class C shares are exchanged, the priorities for the imposition of the CDSC described in "How To Buy Shares" in the Prospectus will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

For circumstances in which a CDSC on shares acquired by exchange may be waived, see Appendix A "Special Sales Charge Arrangements and Waivers."

Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Automatic Exchange Plans. Under an Automatic Exchange Plan, shareholders can authorize the Transfer Agent to exchange shares of the Fund for shares of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis. The minimum amount that may be exchanged to each other fund account is $50. Instructions regarding the exchange amount, the selected fund(s) and the exchange interval should be provided on the OppenheimerFunds account application or by signature-guaranteed instructions. Any requested changes will usually be put into effect approximately two weeks after notification of a change is received. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in this SAI and in "The OppenheimerFunds Exchange Privilege" section in the Prospectus.

The Transfer Agent will administer the Automatic Exchange Plan as agent for the shareholder(s). Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic exchanges. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Fund reserves the right to amend, suspend or discontinue offering automatic exchanges at any time without prior notice. By requesting an Automatic Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time and any amendments will automatically apply to existing Plans.

Processing Exchange Requests. Shares to be exchanged are redeemed at the net asset value calculated on the regular business day the Transfer Agent receives an exchange request in proper form before the close of the NYSE (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by up to five business days if it is determined that either fund would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares, any special features of your account that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be applied to the new fund account unless you tell the Transfer Agent not to do so.

Shares that are subject to a restriction cited in the Prospectus or this SAI and shares covered by a share certificate that is not tendered will not be exchanged. If an exchange request includes such shares, only the shares available without restrictions will be exchanged.

Distributions and Taxes

Dividends and Other Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

The distributions made by the Fund will vary depending on market conditions, the composition of the Fund's portfolio and Fund expenses.  Distributions are calculated in the same manner, at the same time, and on the same day for each class of shares but will normally differ in amount. Distributions on Class B and Class C shares are expected to be lower than distributions on Class A shares and Class Y shares (if applicable) because of the effect of the asset-based sales charge on Class B and Class C shares. Whether they are reinvested in Fund shares or received in cash, distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Money Market Fund, Inc. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction's tax rules affecting an investment in the Fund.

Qualification and Taxation as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.

If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. One or more Funds might not meet those tests in a particular year. If the Fund does not qualify, the Fund would (unless certain cure provisions apply) be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.

     Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in certain "qualified publicly traded partnerships."

     Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund's assets must consist of U.S. Government securities, securities of other RIC's, securities of other issuers ("Other Issuers") and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund's assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund's total assets may be invested in (1) the securities of any one issuer (other than U.S. Government securities and the securities of other RIC's), (2) the securities of two or more issuers (other than the securities of other RIC's) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

     Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least 90% of its investment company taxable income and at least 90% of its net tax-exempt income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain minus its net long-term capital loss.

Failure to Qualify. If the Fund failed to qualify as a RIC, it would (unless certain cure provisions apply) then be unable to deduct from its taxable income the dividend distributions made to its shareholders and therefore those amounts would be subject to a Fund-level corporate income tax. In addition, the Fund would not be able to characterize the distributions made to its shareholders as anything other than ordinary corporate distributions. To the extent the Fund had "earnings and profits" (as determined for tax purposes), distributions to its shareholders would be taxable as ordinary dividend income. In the case of individuals, those distributions may qualify for the maximum 15% tax rate on dividend income (for taxable years beginning before 2013) and, in the case of corporations, they may qualify for the dividends-received deduction.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non-deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98.2% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In some years, the Board and the Manager may determine that it would be in the shareholders' best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce shareholder total returns from the Fund.

Taxation of Fund Distributions. Distributions by the Fund will be treated in the manner described below regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such tax basis is reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders reinvesting a distribution in shares of the distributing Fund, or one of the other Oppenheimer funds, will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     Exempt-Interest Dividends. The Fund intends to satisfy the requirements under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To qualify, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets must consist of obligations described in Section 103(a) of the Internal Revenue Code, as amended. Dividends that are derived from net interest income earned by the Fund on tax-exempt municipal securities and reported as "exempt-interest dividends" in a written notice sent by the Fund to its shareholders after the close of the Fund's taxable year will be excludable from gross income of shareholders for federal income tax purposes. To the extent any Fund fails to qualify to pay exempt-interest dividends in any given taxable year, such dividends would be included in the gross income of shareholders for federal income tax purposes.

The Fund will allocate interest from tax-exempt municipal securities (as well as ordinary income, capital gains, and tax preference items discussed below) among its shares according to a method that is based on the gross income allocable to each class of shareholders during the taxable year (or under another method, if prescribed by the IRS and SEC). The percentage of each distribution with respect to a taxable year of the Fund that is an exempt-interest dividend will be the same, even though that percentage may differ substantially from the percentage of the Fund's income that was tax-exempt during a particular portion of the year. This percentage normally will be determined after the close of the taxable year.

Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

A portion of the exempt-interest dividends paid by the Fund may give rise to liability under the federal alternative minimum tax for individual or corporate shareholders. Income on certain private activity bonds issued after August 7, 1986, while excludable from gross income for purposes of the federal income tax, is an item of "tax preference" that must be included in income for purposes of the federal alternative minimum tax for individuals and corporations. "Private activity bonds" are bonds that are used for purposes not generally performed by governmental entities and that benefit non-governmental entities. The amount of any exempt-interest dividends that is attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

In addition, corporate taxpayers are subject to the federal alternative minimum tax based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Shareholders are advised to consult their tax advisers with respect to their liability for federal alternative minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest dividends paid to a shareholder who would be treated as a "substantial user" or "related person" under Section 147(a) of the Internal Revenue Code with respect to property financed with the proceeds of an issue of private activity bonds held by the Fund.

     Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources will be treated as ordinary income to the shareholder:

  certain taxable investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, or its agencies and instrumentalities) or from bonds or other debt obligations;
  income from loans of portfolio securities;
  income or gains from options or futures;
  any net short-term capital gain; and
  any market discount accrual on tax-exempt bonds.

     Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly reported will be taxable to the Fund's shareholders as long-term capital gain. The amount of distributions reported as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.

If the Fund elects to retain all or a portion of its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. If the Fund so elects, each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report the gain as long-term capital gain, will be able to claim the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

Backup Withholding. The Fund will be required in certain cases to withhold 28% (currently scheduled to increase to 31% after 2012) of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder's federal income tax liability, provided the required information is timely provided to the IRS.

Tax Consequences of Share Redemptions. If all or a portion of a shareholder's investment in the Fund is redeemed, the shareholder will generally recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on the deductibility of capital losses in any year.

All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss.  For shares acquired on or before December 22, 2010, losses realized by a shareholder on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares. For shares acquired after December 22, 2010, this disallowance rule will not apply to any exempt-interest regular dividend paid by the Fund, provided that the Fund declares exempt-interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and pays such dividends at least monthly.  If a shareholder exercises the exchange privilege within 90 days after acquiring Fund shares, in certain circumstances, any loss that the shareholder recognizes on the exchange will be reduced, or any gain will be increased, to the extent that sales charge paid on the exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange privilege. Such sales charge will be treated as an amount paid for the new shares.

Taxation of Foreign Shareholders. Taxation of a foreign shareholder depends primarily on whether the foreign shareholder's income from the Fund is effectively connected with the conduct of a U.S. trade or business. "Foreign shareholders" include, but are not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.

If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status, the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not "effectively connected income," will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign person's country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.

For taxable years of the Fund beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. federal withholding tax on foreign persons provided such dividends (i) are derived from the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's net long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, depending on its circumstances, the Fund may report some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding on foreign persons. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above and the possible applicability of U.S. estate tax.

Under recently-enacted legislation, payments after 2012 of dividends on, and gross proceeds from the redemption of, shares of the Fund made to "foreign financial institutions" and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

Recently-enacted legislation imposes information reporting requirements on individuals that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect to understatements of tax attributable to undisclosed foreign financial assets. This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in the Fund's investments.

Tax Shelter and Other Reporting Requirements. If a shareholder realizes a loss on the disposition of Fund shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years (for an individual shareholder); or at least $10 million in any single taxable year or $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $250,000 are not protected by the federal deposit insurance corporation ("FDIC").

Independent Registered Public Accounting Firm.  KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

Appendix A

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge ("CDSC") that may apply to Class A, Class B, Class C or Class N shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

  plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
  non-qualified deferred compensation plans,
  Group Retirement Plans,1
  403(b)(7) custodial plan accounts, and
  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).  Class A shares acquired by conversion from another share class are not considered a "purchase" for any purpose.

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A CDSC if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals shares purchased prior to 10/22/07) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A CDSC, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."2 This waiver provision applies to:

  Purchases of Class A shares aggregating $1 million or more ($250,000 or more for certain Funds).
  Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
  Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments"). The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date of the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

  The Manager or its affiliates.
  Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons  and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
  Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
  Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
  Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
  Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
  "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
  Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
  Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
  A unit investment trust that has entered into an appropriate agreement with the Distributor.
  Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
  Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.
  Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Global Strategic Income Fund may exchange.
  Purchases of Class A shares by former shareholders of Oppenheimer Total Return Fund Periodic Investment Plan in any Oppenheimer fund into which shareholders of Oppenheimer Equity Fund, Inc. may exchange.
  Purchases of Class A shares within retirement plans that were converted to Class A shares on July 1, 2011.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

      1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

  Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
  Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
  Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
  Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
  Shares purchased in amounts of less than $5.

      2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

  Retirement Plans that have $5 million or more in plan assets.
  Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:

  To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
  Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
  For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
  To return excess contributions.
  To return contributions made due to a mistake of fact.
  Hardship withdrawals, as defined in the plan.3
  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.
  Separation from service.4
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
  For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
  For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N CDSCs will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below. Class C or Class N shares acquired by conversion from another share class are not considered a "purchase" for any purpose.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N CDSCs will be waived for redemptions of shares in the following cases:

  Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
  Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
  The CDSCs are generally not waived following the death or disability of a grantor or trustee for a trust account. The CDSCs will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
  Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
  Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
  Redemptions by OppenheimerFunds Single K plans of Class B shares purchased after June 30, 2008.
  Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
  Distributions5 from Retirement Plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
  To return excess contributions made to a participant's account.
  To return contributions made due to a mistake of fact.
  To make hardship withdrawals, as defined in the plan.3
  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.6
  On account of the participant's separation from service.7
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
  Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.Waivers for Shares Sold or Issued in Certain Transactions.

The CDSC is also waived on Class B, Class C and Class N shares sold or issued in the following cases:

  Shares sold to the Manager or its affiliates.
  Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Shares issued in plans of reorganization to which the Fund is a party.
  Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Former Shareholders of Quest for Value Funds

For shareholders of the Quest for Value Funds who acquired shares prior to November 24, 1995 and still hold those shares (or shares of an Oppenheimer fund into which any Quest for Value Fund was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

V. Special Sales Charge Arrangements for Former Shareholders of Connecticut Mutual Investment Accounts, Inc.

For shareholders of the Connecticut Mutual Investment Accounts who acquired shares prior to March 1, 1996 and still hold those shares (or shares of an Oppenheimer fund into which any Connecticut Mutual Investment Account was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

VI. Special Sales Charge Arrangements for Former Shareholders of Advance America Funds, Inc.

For shareholders of the Advanced America Funds who acquired shares prior to October 18, 1991 and still hold those shares (or shares of an Oppenheimer fund into which any Advanced American Fund was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

Footnotes to Appendix A:

1. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

2. However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

3. This provision does not apply to IRAs.

4. This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.

5. The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

6. This provision does not apply to loans from 403(b)(7) custodial plans or from OppenheimerFunds Single K plans.

7. This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Appendix B

Special Investment Considerations of State Municipal Securities. As explained each Fund's Prospectus, each Fund's investments are highly sensitive to the fiscal stability of it's respective state and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors in concentrating in a state's municipal securities supplements the information contained in the Prospectus, and is only a summary that highlights some of the more significant financial trends, based on publicly available reports prepared by state government and budget officials, official statements and prospectuses relating to securities offerings of or on behalf of the state, its agencies, instrumentalities and political subdivisions, and other publicly available documents, as available on the date of this Statement of Additional Information. More information about state specific risks may be available from official state resources.

The Funds have not independently verified this information. No representation is made as to the accuracy of this information. State bond ratings provided below are current as of the date specified. Unless stated otherwise, the ratings indicated are for obligations of the state. A state's political subdivisions may have different ratings which are unrelated to the ratings assigned to state obligations. Investors should note that the creditworthiness of obligations issued by a state's local municipal issuers may be unrelated to the creditworthiness of obligations issued by the state itself, and that there may be no obligation on the part of the state to make payment on such local obligations in the event of the default.

To the extent that any statements made below involve matters of forecasts, projections, opinions, assumptions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements have been or will be realized. All forecasts, projections, assumptions, opinions or estimates are "forward looking statements," which must be read with an abundance of caution and which may not be realized or may not occur in the future.

Arizona

Economic and Demographic Information. Based on 2010 census figures, Arizona ranked 16th in U.S. population. Over the last several decades, Arizona has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation. Geographically, Arizona is the nation's sixth largest state in terms of area (113,417 square miles). It is divided into three distinct topographic regions: northern Arizona - high plateau country traversed by deep canyons such as the Grand Canyon National Park; central Arizona - rugged, mountainous and heavily forested; and southern Arizona - encompassing desert areas and flat, fertile agricultural lands in valleys between mountains rich in mineral deposits. These topographic areas all have different climates, which have distinctively influenced development in each region. Land ownership is vested largely in the federal and State governments: 42.1% is owned by the federal government, 27.3% is held as Federal Trust Land (Indian), 17.8% is privately owned and 12.8% is held by the State.

Arizona is divided into 15 counties. Two of these counties, Maricopa County and Pima County, are more urban in nature and account for approximately 75% of total population and 80% of total wage and salary employment in Arizona, based on 2000 estimates. Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the City of Phoenix, the fifth largest city in the United States, and the surrounding cities including Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Gilbert and Avondale. Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, the State's second most populous city.

Arizona has had diverse economic growth. As growth in the mining and agricultural employment sectors has diminished over the last 25 years, significant job growth has occurred in many other areas, including aerospace, high technology, construction, finance, insurance and real estate.

State Economy. Arizona is currently under significant financial stress. Since the start of 2008, the state has been experiencing the most significant economic downturn and financial pressure since the Great Depression of the 1930s. As a result of continuing weakness in the Arizona economy, Arizonas tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls. The state Legislature ("Legislature") and the Governor have had to address major budgetary shortfalls in each of the Fiscal Years from 2007-08 through 2010-11. Since their peak in Fiscal Year 2006-07, Arizona revenues have fallen approximately 34%. Additionally, the state's major social services populations have continued to grow. Specifically, Arizona's Medicaid system (AHCCCS) added over 200,000 new members in calendar year 2009. The continued loss of revenue and increased expenditure requirements led to a Fiscal Year 2008-09 ending unreserved General Fund balance shortfall of approximately $480.7 million. In response to the deterioration in the state's fiscal condition, the Legislature has enacted a series of budget solutions, including certain revenue increases, borrowing, use of federal stimulus funds, payment deferrals and expenditure reductions, that have affected almost all general government, education, social services and other programs funded by the State. More recently in March 2010, the Legislature and the Governor addressed further budget deficits estimated to be approximately $1.4 billion for Fiscal Year 2009-10 and $3.2 billion for Fiscal Year 2010-11. The state's financial projections continue to be based on a number of assumptions which may not be realized, and further budgetary actions may be needed to maintain a positive balance for the State's General Fund at the end of future Fiscal Years.

Between Fiscal Year 2006-07 and Fiscal Year 2009-10, Arizona General Fund ongoing revenues dropped from $9,557,700 to an estimated $6,314,300. In addition to budget pressures, the sharp drop in revenues over the last three Fiscal Years also resulted in a significant depletion of cash resources to pay the state's ongoing operating expenditures. During Fiscal Year 2008-09 and Fiscal Year 2009-10, to meet its daily cash operating needs the State Treasurer, at times, had to issue warrant notes, effectively financing the State's cash operating needs.

There can be no assurances that the fiscal stress and cash pressures currently facing Arizona will not continue or become more difficult, or that continuing declines in state tax receipts or other impacts of the current economic recession will not further materially adversely affect the financial condition of the state. The Governor's Office of Strategic Planning and Budgeting ("OSPB") has projected that significant budget gaps will occur annually through at least Fiscal Year 2014-15 without further corrective actions.

Revenues. Arizona receives revenues from taxes, fees and other sources, the most significant of which are the transaction privilege (sales) tax, the personal income tax and the corporate income tax. The state expends money on a variety of programs and services. Significant elements of state expenditures include education (both kindergarten through twelfth grade ("K-12") and higher education), health and human services, correctional programs, transportation and debt service. As of the end of Fiscal Year 2009-10, total General Fund revenues and transfers were estimated to be $7.84 billion in Fiscal Year 2009-10, including a negative balance forward of $480.7 million. The Amended 2010 Budget Act contained General Fund appropriations of $7.82 billion in Fiscal Year 2009-10. The Initial 2011 Budget Act and related legislation addressing the state's financial situation for Fiscal Year 2010-11 is based on a variety of assumptions.

Major Initiatives. Continued deterioration in Arizona's economic conditions during fiscal year 2010 has resulted in a further downward trend in the state's General Fund tax revenue collections. To address the General Fund fiscal year 2010 budget impact created by these revenue shortfalls, the State Legislature enacted laws that included measures such as deep reductions in state agencies' General Fund spending authority, transfer of amounts from other funds, and increased temporary suspension of cash payments to the Universities and K-12 education. Additionally, the state Legislature authorized sale-leaseback transactions of certain property through the issuance of certificates of participation and the issuance of State Lottery Revenue Bonds, the proceeds of which were deposited in the State's General Fund to pay appropriated expenditures. Furthermore, the state used federal stimulus funds received through The American Recovery and Reinvestment Act of 2009 ("ARRA") to help balance the fiscal year 2010 budget.

Constraints on the Budget Process. Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising state taxes, restricted the use of the state's General Fund or special fund revenues, or otherwise limited the Legislature and the Governor's discretion in enacting budgets. In Fiscal Year 2010-11, approximately 745 of the State's General Fund was protected from legislative budget reductions due to voter initiative and federal expenditure requirements. In the event the state desires to increase the tax and fee revenues deposited in the General Fund, the State Constitution requires that any legislation that provides for a net increase in such state revenues requires the affirmative vote of two-thirds of the members of each house of the Legislature. If the legislation receives the necessary two-thirds votes, the legislation will become effective immediately upon the signature of the Governor. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the Legislature. This constitutional requirement applies to legislation that would provide for a net increase in state revenues in the form of: (1) the imposition of any new tax, (2) an increase in a tax rate or rates, (3) a reduction or elimination of a tax deduction, exemption, exclusion, credit or other tax exemption feature in computing tax liability, (4) an increase in a statutorily prescribed state fee or assessment or an increase in a statutorily prescribed maximum limit for an administratively set fee, (5) the imposition of any new state fee or assessment or the authorization of any new administrative set fee, (6) the elimination of an exemption from a statutorily prescribed state fee or assessment, (7) a change in the allocation among the state, counties or cities of Arizona transaction privilege, severance, jet fuel and use, rental occupancy, or other taxes, or (8) any combination of the foregoing. This constitutional requirement does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases state revenue but which is not caused by an affirmative act of the Legislature. In addition, the requirement does not apply to fees and assessments that are authorized by statute, but are not prescribed by formula, amount or limit, and are set by a state officer or agency, and does not apply to taxes, fees or assessments that are imposed by counties, cities, towns and other political subdivisions of the state.

Limitations on Government Management of Revenues. Two voter-approved initiatives have limited the ability of State government to manage revenues and expenditures and exercise budgetary control: In 1992, in order to make it more difficult for the State Legislature ("Legislature") to raise taxes or fees, Arizona voters approved Proposition 108. The measure requires a two thirds vote of each house of the Legislature for any act that results in a "net increase" in State revenues. In 1998, the voters approved Proposition 105, which limits the Legislature's ability to change the provisions of voter approved programs and forces the State to continue spending for those same programs without any consideration of budget problems.

Federal Government. ARRA provides economic stimulus funding and federal assistance to state governments to balance budgets. From fiscal year 2009 through fiscal year 2011, Arizona's General Fund is scheduled to receive approximately $2.8 billion in ARRA funding, to be used largely for education and for health care for low-income persons. While the ARRA funding has helped the State address its recent and expected deficits, it comes with certain conditions. Most notably, the state agreed to maintain, through the end of fiscal year 2011, spending for K-12, community college and universities at the fiscal year 2006 levels. The state also agreed to maintain, through December 2010, AHCCCS eligibility criteria as of the date of ARRA's enactment, notwithstanding that, since the enactment date, Arizona's AHCCCS enrollment has grown by 188,500 Arizonans. As a result of these ARRA "maintenance of effort" requirements, approximately $6.8 billion, representing two-thirds of the State's $9.9 billion "continuing service" budget for fiscal year 2011, is federally protected from spending reductions.

State Budget. The State's Fiscal Year begins on July 1 and ends on June 30 of the next calendar year. Arizona law specifies that an annual budget shall be proposed by the Governor by the second Tuesday in January of each year for the next Fiscal Year (the "Governor's Budget"). Under state law, the Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing Fiscal Year. Following the Governor's Budget, the Joint Legislative Budget Committee ("JLBC") staff releases a proposed legislative budget for the next Fiscal Year. The Governor's Budget and the JLBC budget form the basis for final negotiations between the Governor and Legislature to reach agreement on appropriations and other legislation to fund State government for the ensuing Fiscal Year (the "Budget Act"). The Budget Act must be approved by a simple majority vote of each House of the Legislature.

Fiscal Year 2009-10 and 2010-11 Budgets

Based on initial projections of revenues and expenditures, the Fiscal Year 2009-10 budget was projected by OSPB to have a $3.15 billion deficit. Given the difficult economic and budgetary situation facing the State, the Initial 2010 Budget Act was one of the latest ever enacted. The Initia1 2010 Budget Act included $111 million in net reductions to various state agency budgets and $250 million in reduced appropriations for K-12 school districts to be replaced by local property tax revenues.

The Initial 2010 Budget Act was projected by OSPB to include approximately $8.12 billion in estimated revenues and transfers, and approximately $8.67 billion in estimated expenditures for the Fiscal Year, resulting in a projected year end General Fund deficit of $450.6 million. In enacting the Initial 2010 Budget Act, the Legislature and Governor realized that additional modification to the budget would be required to bring the projected budget into balance for the Fiscal Year.

Amended 2010 Budget Acts

After the enactment of the Initial 2010 Budget Act, state revenue collections further deteriorated and, together with lower than expected budget savings being realized on certain previously enacted measures, the budget deficit widened. The Governor and the Legislature subsequently took action in three special sessions occurring in November and December of 2009 and March of 2010, to further address the projected budget shortfall. Overall, approximately $1.9 billion of budget solutions were provided by the Amended 2010 Budget Acts. As a result of passage of the Amended 2010 Budget Acts, the state's ending General Fund balance for Fiscal Year 2009-10 was estimated at the time of enactment to reflect a surplus of approximately $48.4 million. Later estimates by OSPB showed that the ending General Fund balance estimated at $48.4 million above could be close to $0.

Initial 2011 Budget Act

In March 2010, the Governor signed the Initial 2011 Budget Act, which was designed to address not only the projected budget deficit for Fiscal Year 2010-11, but a portion of the ongoing structural deficit in the state's budget. The Initial 2011 Budget Act reduced State agency budgets, relied on debt management strategies, and placed several initiatives before the voters to help close the deficit.

The Initial 2011 Budget Act addressed a projected shortfall of $3.1 billion, but was balanced on a voter-approved measure that increased the state's sales tax by one cent per dollar over three years. The budget was also contingent on voter approval of two measures in November 2010. As a result, the Fiscal Year 2010-11 budget was projected to be balanced at the time of its enactment if voters pass the proposed budget measures in the November election; however, failure of one or both measures at the ballot would create an estimated shortfall of up to $508.5 million in the budget. Voters voted against the ballot measures.

The enacted fiscal 2011 budget also relied on substantial federal stimulus funding. While the U.S. Congress approved an extension of federal stimulus funding in August 2010, it did so at a lower level than anticipated, resulting in about $194 million less to Arizona than it budgeted for in fiscal 2011.

Fiscal Year 2012

As of April 2011, given fiscal year 2012 projected revenues of $8.32 billion and spending of $8.31 billion, the state has projected a fiscal year 2012 surplus of $5.2 million. The fiscal year 2012 budget is projected to have a structural surplus of $120 million. The state is projected to have a structural surplus of $300 million in fiscal year 2013 and a shortfall of $600 million in fiscal year 2014, the latter due to the expiration of a one-cent sales tax increase.

Fiscal Year 2011 base revenues are projected to increase by 5.7%, excluding tax law changes. Including one-time revenues, projected Fiscal Year 2011 revenues are $8.0 billion and with spending of $8.3 billion, the state is projected to have a $332 million shortfall at the end of FY 2011. That shortfall is resolved as part of the Fiscal Year 2012 budget. Fiscal Year 2012 General Fund revenues are projected to be $8.32 billion, including the Fiscal Year 2011 shortfall. Fiscal Year Y 2012 base revenues are again projected to increase by 5.7%, excluding tax law changes.

Fiscal Year 2012 General Fund spending is projected to be $8.31 billion. Due to the expiration of federal assistance, Fiscal Year 2012 spending increased $1.03 billion to backfill the loss of federal funds. This increase was offset by enacted spending reductions of $1.07 billion. Along with several smaller adjustments, total spending would decrease by $21.5 million, or 0.3%, below the FY 2011 budget. The entire state budget, including both appropriated and non-appropriated funds, is projected to be approximately $27 billion.

General Fund. The monies of the state are segregated into the General Fund and various other funds, including special, agency and trust funds. The General Fund consists of revenues received by the state and not required by law to be credited to any other fund, as well as earnings from the investment of atate monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the state.

State Debt. The state, itself, has no general obligation debt. The Arizona Department of Transportation, the Arizona Board of Regents, the Arizona Power Authority, the Water Infrastructure and Finance Authority of Arizona and the Arizona School Facilities Board are authorized to issue revenue bonds for their respective purposes. In addition, the State has financed certain capital improvements and equipment through the execution and sale of certificates of participation, which represent undivided agreements that are subject to annual appropriations by the Arizona Legislature.

Litigation. As of the fiscal year ending June 10, 2010, Arizona had a variety of claims pending against it that arose during the normal course of its activities. State management believes, based on advice of legal counsel, losses, if any, resulting from settlement of these claims would not have a material effect on the financial position of the State. All losses for any unsettled litigation or contingencies involving workers' compensation, medical malpractice, construction and design, highway operations, employment practices, criminal justice, fidelity and surety, environmental property damage, general liability, environmental liability, building and contracts, auto liability, or auto physical damage are determined on an actuarial basis and included in the Accrued Insurance Losses of the internal service funds and the Industrial Commission Special Fund.

Bond Ratings. As of March 31, 2011, the State had issuer ratings of AA- by Standard & Poor's and Aa3 by Moody's Investors Service, Inc. Both Standard & Poor's and Moody's see the outlook on the state's debt as "negative." Moody's changed its outlook on Arizona debt to negative from stable in February 2011. According to a Moody's release dated February 9, 2011, its change in outlook reflects the uncertainty the state faces going into fiscal 2012 when federal stimulus monies dry up and budget balance relies heavily on a federal law change or waiver from providing Medicaid for certain individuals. The expiration of the state's recently enacted temporary sales tax increase will also be a budgetary challenge in fiscal 2014.

Maryland

Economic Climate. The State of Maryland has a population of approximately 5.7 million, with employment based largely in services, trade, and government. Those sectors, along with financial activities, are the largest contributors to the gross state product, according to the U.S. Department of Commerce, Bureau of Economic Analysis. Population is concentrated around the Baltimore and Washington, D.C. PMSAs, and proximity to Washington, D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years. The average unemployment figure in 2010 was 7.4% compared to a national rate for the same period of 9.6%. In December 2010, the rates were 7.4% in Maryland and 9.4% in the United States. Total non-agricultural employment fell 0.6% annually between 2005 and 2010. The State's per capita personal income was the fourth highest in the country in 2009, according to the Bureau of Economic Analysis, at 122% of the national average.

Maryland residents received approximately $275.1 billion in personal income in 2009. Maryland's total personal income increased at a rate of 0.4%, well above the national decline of -1.7%. Additionally, per capita income, remained significantly above the national average in 2009, $48,275 in Maryland compared with the national average of $39,626. In 2009, Maryland's per capita personal income ranked fourth highest in the nation.

Maryland is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector is much less significant than it is nationwide. As one of the wealthier states, a greater share of personal income is derived from dividends, interest and rent, and a lesser share comes from transfer payments.

The Maryland Economy. While most of the current difficulties caused by the recession are affecting the State's economy, these problems have not hit Maryland as hard as many other states. One positive future development for the State is the implementation of the 2005 decisions of the Base Realignment and Closure Commission ("BRAC"). This
process has begun to bring to Maryland jobs, families with income, and increased demand for goods and services.

Real Estate. Home sales in Maryland started to slow in 2005 and prices began to decline in 2008. The Maryland Realtors Association reports the median price for a home sold in 2009 declined 10.1% from the median price in 2008. More recently, as of December 2010, the year over year rate of median home price decline has moderated (although it is still negative) since a trough of -15.8% in April 2009, displaying the first positive trend since March 2005. The construction industry has contracted as new home construction slowed significantly and commercial construction was unable to compensate. In addition, retail sales of items such as appliances and furniture, typically associated with a strong housing market, have declined.

Biotechnology. Maryland is well positioned in the front ranks of the biotechnology field. The State's concentration of higher education and research institutions, particularly medical schools, a thriving pharmaceuticals industry and one of the most highly educated workforces in the country has created growth opportunities for the biotech companies that have located or started up here.

Base Realignment and Closure. The State is poised to receive more federal jobs than any other state in the country from the 2005 BRAC process. In the aggregate, Maryland total BRAC related job creation estimates range between 45,300 and 60,000. The majority of these jobs are expected to be located within an eight county area in central Maryland (Anne Arundel, Howard, Montgomery, Prince George's, Harford, Baltimore and Cecil counties, and Baltimore City). Although direct federal job realignment has a statutory end date of September 15, 2011, many positions have already transferred to Maryland.

Budget Process and Other Fiscal Matters. The State enacts its budget annually. Revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. General fund revenues on a budgetary basis realized in the State's fiscal year ended June 30, 2010, were above estimates by $190.9 million, or 1.5%. The State ended fiscal year 2010 with a $344.0 million general fund balance on a budgetary basis. This balance reflects a $190.2 million increase compared to the balance projected at the time the 2011 budget was enacted. In addition, there was a balance in the Revenue Stabilization Account of $611.6 million. For fiscal year 2011, the total budget is $33.1 billion, a $1,089.6 million increase over fiscal year 2010. The General Fund accounts for approximately $13.2 billion, of which the largest expenditures are for health and education, which together represent 74.6% of total general fund expenditures. General fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

On a GAAP basis, the fiscal year 2010 nonspendable general fund balance was $449.0 million, while the spendable fund balance was $800.1 million. The reserved general fund balance was $1,363.0 million and unreserved fund balance was $146.9 million at the end of fiscal year 2009. The change in fund balance classification is due to the implementation of GASB Statement No. 54, Fund Balance Reporting and Governmental Fund Type Definitions. The total GAAP fund balance for fiscal year 2010 was $1,249.1 million compared with a total GAAP fund balance of $1,509.9 million for fiscal year 2009.

The State Reserve Fund consists of the Revenue Stabilization Account and other reserve funds, which together totaled $614.7 million at the end of fiscal year 2010. The Revenue Stabilization Account was established to retain State revenues for future needs and to reduce the need for future tax increases. Current estimates for the close of fiscal year 2011 project a total reserve balance of $625.7 million, of which $622.7 million is projected to be in the Revenue Stabilization Account. In the proposed 2011 budget, the Revenue Stabilization Account balance as a percentage of general fund revenues as stated in the 2009 annual report of the Board of Revenue Estimates equaled 5.0%. The percentage decreased to 4.7% due to increased revenue estimates.

Maryland had $9,646.6 million of net State tax-supported debt outstanding as of December 31, 2010. General obligation bonds accounted for $6,832.3 million of that amount. In fiscal year 2010, debt service on general obligation bonds was paid primarily from State property tax receipts.

Department of Transportation bonds outstanding account for another $1,621.1 million of State tax-supported debt as of December 31, 2010; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicle fuel and a portion of the corporate income tax and a portion of the sales and use tax. Debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds and equipment lease financing account for $238.4 million of State tax-supported debt outstanding as of December 31, 2010. Rental payments under the leases are subject to annual appropriation by the General Assembly. The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly, in the amount of $258.8 million as of December 31, 2010. In addition on January 20, 2011 the State sold $40.9 million of Certificates of Participation, subject to appropriation by the General Assembly. There was $651.8 million of Grant Anticipation Revenue Vehicle ("GARVEE") Bonds outstanding as of December 31, 2010. Debt service is paid from a portion of Maryland's federal highway aid. The Maryland Department of Environment had Bay Restoration Revenue Bonds outstanding in the amount of $44.2 million as of December 31, 2010.

The State had $1,901.6 million of authorized but unissued debt as of December 31, 2010.

General Fund 2011 Budget

2011 Budget. On April 12, 2010, the General Assembly enacted the Budget for fiscal year 2011 (the "2011 Budget"). The 2011 Budget includes, among other things: (1) funds to the State's Teachers' and Employees' Retirement and Pension Systems consistent with the "corridor" methodology of funding as prescribed by statute; (2) $5,741.6 million in aid to local governments from general funds; (3) $0.8 million for capital projects; (4) $15.0 million to the State Reserve Fund; and (5) deficiency appropriations of $195.8 million for fiscal year 2010, including $108.9 million for Medicaid, $39.3 million for Public Education, $17.3 million to the Department of Human Resources for Temporary Disability Assistance Payments, $13.3 million to the Department of Assessments and Taxation for tax credit payments, and $12.0 million for the Department of Public Safety and Correctional Services, mostly for staffing and inmate medical costs. The 2011 Budget does not include funds for any employee cost of living adjustment, merit increases, or a match for contributions to deferred compensation.

As part of the fiscal year 2011 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act of 2010 (the "2010 Act"), legislation that authorizes various funding changes resulting in increased general fund revenues and decreased general fund appropriations. The 2010 Act and other revenue adjustments increase fiscal year 2011 general fund revenues by $367.2 million, including $363.4 million in Highway User Revenues, $22.1 million by diverting to the General Fund a portion of sales taxes and motor fuel taxes from the Chesapeake Bay 2010 Fund, $11.0 million resulting from changes in the allocation of interest earnings that otherwise would be retained in special funds accounts, and $2.4 million in Admissions and Amusement tax attributable to the cultural arts. Fiscal year 2011 general fund revenue reductions include $41.8 million in corporate income taxes due to the reauthorization of the Higher Education Investment Fund and $19.0 million related to the Job Creation Tax Credit.

The 2010 Act authorizes transfers to the General Fund in fiscal year 2011 of $22.3 million, including $11.7 million from the University System of Maryland and $6.0 million in furlough-related savings from various special funds. The 2010 Act also authorizes transfers to the General Fund totaling $111.7 million from capital-related special fund balances, including $45.0 million from the Bay Restoration Fund and $54.0 million in transfer tax revenues.

Reductions to required fiscal year 2011 general fund appropriations include $350.0 million in Aid to Education to be replaced with Education Trust Fund revenues being re-allocated from the Local Income Tax Reserve, $156.9 million from reducing operating budget funding for the Intercounty Connector to reflect the use of bonds, $42.1 million in Higher Education funding to be replaced with Higher Education Investment Fund revenues, and $17.0 million due to an increase in quality assessments on nursing facilities.

The 2011 Budget includes $15.0 million for the State Reserve Fund in the Dedicated Purpose Account for distribution to the Department of Health and Mental Hygiene for the Prince George's County Health Care System. The 2011 Budget also eliminates operating funds for the Intercounty Connector. No transfers from the State Reserve Fund to the General Fund are planned in fiscal year 2011.

The 2011 Budget funds fiscal year 2011 debt service on the State's general obligation bonds with $827.5 million in special funds, primarily from State property tax revenues. The projected amount of State property tax revenues reflects a property tax rate of 11.2 cents (per $100 of taxable assessed value), a rate unchanged from fiscal year 2010.

State aid to primary and secondary schools includes $114.0 million in Education Trust Fund revenues generated through $60.0 million in anticipated revenue from Video Lottery Terminal ("VLT") operations and $54.0 million in VLT licensing fees. The 2011 Budget also includes $389.0 million in additional federal fund attainment in the Medicaid program.

Based on the Board of Revenue Estimates March 2010 general fund revenue estimate and actions enacted by the General Assembly in the 2010 session, it was estimated that the general fund balance on a budgetary basis at June 30, 2011 would be $203.9 million.

Subsequent Events. General fund revenues and fund transfers realized in the State's fiscal year ended June 30, 2010 were $190.9 million above estimates and general fund reversions on a budgetary basis were $0.6 million below estimates, resulting in a $344.0 million general fund balance on a budgetary basis.

On August 10, 2010 federal legislation authorizing an extension of enhanced federal fund Medicaid match provisions was enacted. The extended federal Medicaid match was approved at a level lower than that authorized by the American Recovery and Reinvestment Act of 2009. The 2010 Act authorized a transfer of $200.0 million from the Local Income Tax Reserve to the General Fund due to the reduction in the federal match.

On December 15, 2010, the Board of Revenue Estimates increased its fiscal year 2011 general fund revenue estimate by $57.0 million. In addition, the fiscal year 2012 Budget plan includes $60.5 million in revenue adjustments including $23.0 million contingent upon the enactment of the Budget Reconciliation and Financing Act of 2011 (the "2011 Act") authorizing the deposit of federal retiree drug subsidies to the General Fund. The 2011 Act also proposes transfers to the General Fund in fiscal year 2011 of $5.6 million in transfer tax revenues and $2.2 million from various special fund balances. Based on the events and actions discussed above, it is estimated that the general fund balance on a budgetary basis at June 30, 2011 will equal $679.4 million.

General Fund 2012 Budget

2012 Budget. On January 21, 2011, the Governor presented his proposed fiscal year 2012 Budget ("the 2012 Budget") to the General Assembly. The 2012 Budget includes $14,636.0 million in spending for, among other things (1) $6,185.3 million in aid to local governments; (2) $2,534.0 million for the Medicaid Program; and (3) $15.0 million to the Dedicated Purpose Account of the State Reserve Fund for the Prince George's County Health System. The 2012 Budget also includes deficiency appropriations of $93.8 million for fiscal year 2011, including: $78.1 million to the Department of Health and Mental Hygiene primarily for Medicaid, $6.1 million for the State Department of Education largely for student assessments, and $3.6 million to the Department of Juvenile Services for various operating expenses.

As part of the fiscal year 2012 budget plan, the Governor has proposed the Budget Reconciliation and Financing Act of 2011 (the "2011 Act") legislation that, if enacted, would authorize various funding changes resulting in increased general fund revenues and decreased general fund appropriations.

The 2011 Act and other revenue adjustments increase fiscal year 2012 revenues by $253.8 million, including $59.1 million in additional income tax and sales tax collections as a result of federal tax changes, $60.0 million in diverted transportation related revenues, $24.0 million in federal retiree drug subsidies, $20.0 million from linking renewals of vehicle registrations to the payment of tax liabilities, $18.7 million in sales and motor fuel tax diversions from the Chesapeake Bay 2010 Fund, and $17.8 million from maintaining existing payments to businesses for sales tax collections.

The 2011 Act proposes transfers to the General Fund in fiscal year 2012 of $12.9 million, including $10.0 million from the Real Property Records Improvement Fund and $2.0 million from the State Insurance Trust Fund. The 2011 Act also proposes transfer to the General Fund totaling $191.3 million from various capital-related special funds, including $94.5 million in transfer tax revenues and $90.0 million from the Bay Restoration Fund.

Proposed fiscal year 2012 general fund appropriations include reversions and reductions totaling $445.2 million contingent upon enactment of the 2011 Act. The proposed reductions include $93.7 million in aid to education to maintain State support for primary and secondary education at the fiscal year 2011 level, $124.4 million in aid to education as a result of prefunding fiscal year 2012 support in fiscal year 2011, $104.0 million in savings from retirement reforms, $42.4 million for various proposals in the Department of Health and Mental Hygiene, $34.8 million from shifting a share of the cost of property valuation to local governments, and $22.1 million in savings from retiree prescription drug benefits.

The 2012 Budget includes $1.5 billion in contributions to the State Teachers' and Employees' Pension Systems consistent with the corridor methodology of funding as prescribed by statute. The 2011 Act proposes reforms to the Teachers' and Employees' Pension Systems. If the proposed reforms are enacted, the 2011 Act will also reduce the State's contributions to the Teachers' and Employees' Pension Systems in fiscal year 2012 by $120.0 million to reflect the impact of the increased employee contributions and reduced future retirement benefits and their associated liabilities. Of this amount, $104.0 million will accrue to the General Fund, and $16.0 million will accrue to special and federal funds contributing to the pension systems. Any savings from pension reform in fiscal year 2012 in excess of $120.0 million will be reinvested in the System. The 2011 Act also provides that for future fiscal years the State's contributions to each system shall include an additional amount reflecting the difference between the State's required contribution under the corridor funding method for that fiscal year and the amount that would have been required had pension reforms not been enacted. For fiscal year 2013 only, that additional amount will be reduced by $60.0 million, but beginning in fiscal year 2014 all savings from the 2011 Act pension reforms will be invested in the Teachers' and Employees' Pension Systems.

The 2012 Budget includes funds for full employee salaries and does not propose any furloughs or temporary salary reductions. The 2012 Budget also does not include funds for any employee cost of living adjustment, merit increases, or the statutory match for contributions to deferred compensation but does include $39.2 million for a onetime $750.00 bonus for most employees.

The 2012 Budget includes $15.0 million to the Dedicated Purpose Account of the State Reserve Fund for distribution to the Prince George's County Health System. The 2011 Act proposes directing $39.5 million in transportation related revenues to the Revenue Stabilization Account of the State Reserve Fund. The balance in the Revenue Stabilization Account is estimated to equal $681.5 million or 5.0% of general fund revenues as estimated by the Board of Revenue Estimates in December 2010. No transfers from the State Reserve Fund to the General Fund are planned in fiscal year 2012.

The 2012 Budget funds debt service on the State's general obligation bonds with $867.3 million in special funds, primarily from State property tax revenues and $11.1 million in federal funds reflecting the interest subsidy on current outstanding ARRA Bonds. The projected amount of State property tax revenues reflects a property tax rate of 11.2 cents (per $100 of taxable assessed value), a rate unchanged from fiscal year 2011.

It is estimated that the general fund balance on a budgetary basis at June 30, 2012, will be $120.3 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $681.5 million at June 30, 2012, equal to 5.0% of estimated general fund revenues.

Federal Stimulus Funding

The American Recovery and Reinvestment Act of 2009 ("ARRA") provides support to States by funding infrastructure, education programs and human services programs by providing discretionary and targeted funding. ARRA provides over $4.6 billion in formula funding to the State of Maryland.

ARRA grants to Maryland provide $581.8 million for educational programs, $767.3 million for infrastructure programs, and $425.7 million for other programs. These funds provide additional federal support and do not supplant general funds. ARRA also includes $101.8 million in grants to local governments and aid organizations that are not appropriated in the State budget. These funds will be distributed directly to the local governments and aid organizations.

ARRA also provides federal grants for which State and local governments must compete, including grants to support law enforcement, habitat conservation, and the arts. It is uncertain how much of these funds the State will receive and they are not included in ARRA estimates for Maryland.

General Fund Outlook

The 2012 Budget results in an estimated general fund balance on a budgetary basis at June 30, 2012 of $120.3 million. The Department of Budget and Management forecasts that expenditures will exceed available revenues in future years but the size of the gap has been reduced due to expenditure reductions included in the 2011 Act and in the 2012 Budget, which together reduce the State's structural budget imbalance in fiscal year 2012 by 36.9% to $1.2 billion from an estimated $2.0 billion. The Department of Budget and Management also estimates future shortfalls in the General Fund between $1.0 and $1.3 billion in fiscal years 2013 through 2016.

Litigation. The state and its units are parties to numerous legal proceedings, many of which normally occur in governmental operations. Except as noted below, the legal proceedings are not, in the opinion fo the Attorney General, likely to have a material adverse effect on the State's financial position.

The State is the defendant in a class-action proceeding in the Circuit Court for Anne Arundel County challenging on constitutional grounds the 2007 enactment by the General Assembly of certain State-wide ground rent reforms. Plaintiffs allege an unconstitutional regulatory taking of property without just compensation in violation of the United States and Maryland Constitutions and seek damages in excess of $100.0 million. There is a reasonable possibility of a decision in the Circuit Court that is adverse to the State.

A decision that grants the entirety of the monetary relief sought by the class action plaintiffs in this case potentially could have a material impact on the State's finances. Any such decision would likely be the subject of appeals and/or curative legislation, both of which could reduce any adverse financial impact. The payment of any final judgment after exhaustion of appeals would be subject to the approval of the Board of Public Works from money appropriated for that purpose in the State budget. Consequently, neither the fiscal year 2011 nor the fiscal year 2012 budgets will be adversely affected, and the payment of any final judgment would impact a future fiscal year budget to the extent monies are appropriated in that fiscal year to pay such final judgment.

Ratings of Maryland Municipal Securities. As of July 14, 2010, Moody's, Standard & Poor's, and Fitch have rated the State's general obligation bonds "Aaa", "AAA" and "AAA", respectively. These ratings reflect the credit quality of the State only, and do not indicate the creditworthiness of securities of other issuers located in the State. An explanation of the significance of a particular rating may be obtained from the rating agency furnishing it. These ratings may be changed at any time and no assurance can be given that they will not be revised downward or withdrawn by any or all rating agencies, if in the judgment of any or all, circumstances should warrant such actions. Any downward revision or withdrawal of any of the ratings could have an adverse effect on market prices for the related Maryland Municipal Securities.

Massachusetts

Fiscal 2011. On June 30, 2010 the Governor approved the fiscal 2011 budget, which totaled $27.570 billion. The Governor vetoed approximately $457 million from the budget that was enacted by the Legislature. Such vetoes included $372 million of appropriations funded from additional federal Medicaid matching funds (FMAP) that were assumed in the budget, but which the United States Congress had not yet approved. (The FMAP extension legislation was subsequently approved.) A six-month extension of the enhanced FMAP rate was anticipated in the Governor's fiscal 2011 budget proposals filed in January, 2010, as well as in both the House and Senate versions of the budget. In addition, the budget enacted by the Legislature included $54 million in anticipated federal assistance for needy families that has not yet been approved by Congress. The budget enacted by the Legislature also included approximately $21 million in Lottery revenues in excess of revenue projections given by the State Lottery Commission. The Governor vetoed certain funding in the fiscal 2011 budget to solve for the exposures anticipated at that time.

The fiscal 2011 budget included a $100 million withdrawal from the Stabilization Fund, the use of fiscal 2011 interest earnings on the Stabilization Fund and an additional $95 million in savings by suspending the statutory carryover of the General Fund balance into fiscal 2012. Taking all that into account, the Stabilization Fund was projected, when the fiscal 2011 budget was signed into law, to have a $556 million balance at the end of fiscal 2011. The fiscal 2011 budget also relies on $809 million in remaining available federal funds under the American Recovery and Reinvestment Act of 2009.

On August 5, 2010, the Governor signed into law legislation relating to economic development that includes four sets of provisions affecting tax revenues:

  The legislation extends the net operating loss carry-forward period for specified categories of taxpayers (generally including business corporations but not financial institutions or utility corporations) filing under the corporate excise tax from five years to 20 years, for losses sustained in tax years beginning in calendar year 2010. The Department of Revenue estimates that the static revenue loss under this provision will be approximately $4.7 million in fiscal 2016, $12.6 million in fiscal 2017, $19.8 million in fiscal 2018, $25.5 million in fiscal 2019, and $30.3 million in fiscal 2020. The Department of Revenue estimates that the static revenue loss under this provision will increase annually until the tax law change is fully phased in by fiscal 2031, at which point the annual revenue loss will be approximately $92.2 million.
  The legislation institutes a reduced 3% capital gains tax rate under the individual income tax for sale of investments in certain Massachusetts-based start-ups. The new rate takes effect for tax years beginning on or after January 1, 2011 with respect to investments in corporations incorporated on or after January 1, 2011, but a three-year holding period is required. The Department of Revenue estimates that this provision will result in a static revenue loss of $0.1 million in fiscal 2014, $0.7 million in fiscal 2015, $2.3 million in fiscal 2016, $4.0 million in fiscal 2017, and $5.7 million in fiscal 2018. The Department of Revenue estimates that the static revenue loss under this provision will increase annually until fiscal 2022, at which point the annual revenue loss will be approximately $13.5 million.
  The legislation provides for the exclusion of income of a non-U.S. corporation from a -"water's edge" combined report under the corporate excise tax if the income is not subject to U.S. federal income tax by reason of an exemption in a federal bi-lateral treaty, effective for tax years beginning January 1, 2009. Other income of a non-U.S. corporation that is derived from U.S. sources (as well as income effectively connected with a U.S. trade or business) would continue to be included in the combined group's Massachusetts income tax base in accordance with the combined reporting statute and regulations, including in situations where a federal treaty reduces the federal tax rate on such income but does not completely exempt the income from tax. The Department of Revenue estimates that this provision will probably result in a revenue reduction or revenue forgone of up to approximately $28 million annually, with a potentially larger revenue loss in fiscal 2011 due to the retroactive nature of the change.
  The legislation established a sales tax holiday on August 14-15, 2010. All non-business retail sales of $2,500 or less were exempt from the Massachusetts sales tax, excluding telecommunications services, motor vehicles, meals, utilities, motor boats, and tobacco products. The Department of Revenue certified on December 29, 2010 that the sales tax holiday resulted in a static revenue loss of approximately $19.9 million in fiscal 2011.

On August 10, 2010, the President signed a $26 billion state-aid package that would provide additional federal funding to the states for Medicaid and teachers' pay. This measure extends the FMAP rate originally set to expire December 31, 2010 to June 30, 2011, which is expected to provide approximately $449 million in additional Medicaid reimbursement to the Commonwealth. The state-aid package is also expected to provide approximately $204 million to the Commonwealth to retain or hire teachers at local school districts.

On October 15, 2010 the Governor approved supplemental budget legislation that included approximately $419 million in supplemental appropriations in order to preserve program funding for safety net services and public safety functions. This additional funding was supported with $399 million of the $449 million in estimated additional federal revenues to be provided to the Commonwealth in fiscal 2011 from the August 2010 extension of the FMAP rate through June 30, 2011. This leaves $50 million in such revenues currently unexpended. The legislation also eliminated the planned fiscal 2011 withdrawal of $100 million from the Stabilization Fund and restored the "statutory carry forward" in fiscal 2011, worth approximately $95 million. Of the $419 million in supplemental funding, approximately $327 million was provided for the MassHealth program. The Commonwealth receives additional federal Medicaid reimbursements for these expenditures, leaving the "net" total amount of supplemental funding at approximately $203 million.

On January 4, 2011 the Governor approved $330 million in supplemental appropriations, including $258 million for the MassHealth program, $20 million for the Commonwealth Care Bridge Program and $16 million for the emergency assistance shelter program.

On January 18, 2011 the Secretary of Administration and Finance, in consultation with the chairs of the House and Senate Committees on Ways and Mean and based on available data on tax revenue collections and economic trends, revised the fiscal 2011 tax revenue estimate from $19.078 billion to $19.784 billion. The Secretary also revised the non-tax revenue estimate to account for, among other non-tax revenue items, the fact that the Secretary no longer expects approximately $160 million in estimated fiscal 2011 revenues tied to reimbursement for certain costs associated with the Special Disability Workload, owed by the federal government to the Commonwealth, to be received in fiscal 2011. When the fiscal 2011 budget was signed into law, it appeared likely that the United States Congress would fund these amounts owed to states before the November, 2010 elections. However, the Secretary of Administration and Finance is now less confident that the Commonwealth will receive this amount from the federal government in fiscal 2011.

On January 26, 2011, the Governor filed legislation requesting supplemental fiscal 2011 appropriations totaling $311.7 million, including $183.3 million for additional payments from the Medical Assistance Trust Fund to hospitals (these payments will be entirely supported by offsetting federal revenues in fiscal 2011), $32.6 million for a reserve for the Trial Court to support collective bargaining increases for OPEIU Local 6, $25 million for additional projected snow and ice removal costs, $14.4 million to support cash assistance caseload spending at the Department of Transitional Assistance, $25 million for additional funding to support Underground Storage Tank reimbursements, $8.2 million for the operations of the Fernald Development Center in Waltham (which has remained open beyond projected closure dates) and $6 million for projected caseload spending by the Department of Housing and Community Development for Emergency Assistance family homeless shelters.

In addition, the legislation provides for other requests such as line item transfer authority for MassHealth and the Department of Early Education and Care to manage caseload and utilization changes, and authorization for the Secretary of Administration and Finance to fund the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue. This deposit was suspended in the fiscal 2011 budget. The value of this deposit is projected to be $95 million and would result in a projected fiscal 2011 ending balance of $770 million in the Stabilization Fund.

On April 11, 2011 the Governor approved supplemental budget legislation that included approximately $325 million in supplemental appropriations, including $199.4 million for additional payments from the Medical Assistance Trust Fund to hospitals (these payments are expected to be entirely supported by offsetting federal revenues in fiscal 2011), $49.8 million for additional projected snow and ice removal cost, $32.6 million for a reserve for the Trial Court to support collective bargaining increases for OPEIU Local 6 and $8 million for projected caseload spending by the Department of Housing and Community Development for Emergency Assistance family homeless shelters.

In addition, the legislation restores the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue. This deposit was initially suspended in the fiscal 2011 budget. The value of this deposit is projected to be almost $100 million and is expected to result in a projected fiscal 2011 ending balance of $770 million in the Stabilization Fund.

On May 4, 20 11, the Governor filed legislation requesting new supplemental appropriations totaling $60.5 million, including $42 million for costs associated with providing legal representation to indigent persons in criminal and civil court cases and $15 million for increased caseloads at the Department of Transitional Assistance (DTA).

Fiscal 2012 Budget Proposals. On January 18, 2011, a fiscal 2012 consensus tax revenue estimate of $20.525 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2012 consensus tax revenue estimate of $20.525 billion represents revenue growth of 3.7% actual and 5.3% baseline from the revised fiscal 2011 estimate of $19.784 billion.

On January 26, 2011, the Governor filed with the Legislature his budget recommendations for fiscal 2012. The Governor's recommendations call for total spending in fiscal 2012 to be less than total anticipated spending in fiscal 2011 by $570 million, or 1.8%, after accounting for close to $400 million of off-budget spending in fiscal 2011 for Chapter 70 education aid, higher education and special education from federal stimulus funds that would otherwise be accounted for within the state budget. After accounting for one-time resources supporting the fiscal 2011 budget and estimated changes in tax and non-tax revenues, the total available resources expected to be available in fiscal 2012 are $1.2 billion less than fiscal 2011. The Governor has proposed $627 million in additional resources to support the fiscal 2012 budget, resulting in a total budget that is $570 million below fiscal 2011 estimated spending. Of the $627 million in additional resources, $385 million are considered by the Executive Office for Administration and Finance to be one-time resources, including a withdrawal of $200 million from the Stabilization Fund. The $200 million withdrawal from the Stabilization Fund leaves a projected fiscal 2012 ending balance of approximately $570 million. The Governor's fiscal 2012 budget recommendations also include a proposal to require any one-time litigation or tax settlements in excess of $10 million to be deposited into the Stabilization Fund. The $385 million in fiscal 2012 one-time resources is an approximate $1.5 billion decrease from one-time resources currently assumed in the fiscal 2011 budget.

In addition to the $200 million withdrawal from the Stabilization Fund, the fiscal 2012 budget recommendation includes the following revenue proposals: $99 million in additional abandoned property revenues above the roughly $90 million that are typically collected each year; $46 million from the delay of the FAS 109 deduction, which will become effective in the next tax year; $8 million in state revenues from clarifying that hotel resellers must collect hotel occupancy taxes on their mark-ups; $78 million from additional federal Medicaid revenue adopted under a waiver with the Centers for Medicare and Medicaid Services; $61.5 million from enhanced tax collection activities performed by the Department of Revenue; $40 million in revenue maximization efforts to optimize federal revenue and other sources; $20 million from the modernization of bottle redemption laws to include a broader group of beverage sales subject to the 5¢ bottle deposit; $20 million from making technical clarifications to the state's existing corporate sales factor rules; $25 million from contributions from quasi-public authorities; and other revenue initiatives totaling $30 million in fiscal 2012.

Included in the Governor's fiscal 2012 budget, or in legislation filed concurrently with the budget recommendations, are a number of reform initiatives including: pension reform; criminal justice reform; homeless shelter reform; and a municipal relief package. Many of these and other reform proposals are expected to generate savings that have been assumed in the Governor's fiscal 2012 budget proposal. The Governor's budget proposal also assumes growth in spending for the Commonwealth's health care coverage programs, including MassHealth, Commonwealth Care and the Group Insurance Commission, will be avoided in fiscal 2012 based on new procurement and enrollment strategies expected to drive care to lower-cost settings. With respect to MassHealth, other steps to control growth in costs are also being taken, including reductions in provider and managed care plan rates, reductions in certain optional benefits and increases in certain co-payments. In the absence of these steps to control growth in costs, the Executive Office for Administration and Finance estimates that costs in the Commonwealth's health care coverage programs would grow by approximately $1 billion.

The House of Representatives generally approves its version of the budget in late April, and the Senate generally approves its version in late May. The differences between the two versions are then reconciled by a legislative conference committee during the month of June, so that a final version can be enacted by the Legislature and sent to the Governor for his approval prior to the start of the new fiscal year on July 1.

On April 28, 2011, the House of Representatives approved its version of the fiscal 2012 budget, which is based upon the consensus tax revenue estimate for fiscal 2012 of $20.525 billion. According to the House Committee on Ways and Means, the House budget provides for $30.543 billion in spending, which is approximately $5 million lower than the Governor's fiscal 2012 budget proposal. The House budget, like the Governor's proposal, relies upon a S200 million withdrawal from the Stabilization Fund. The House budget largely mirrors the Governor's fiscal 2012 budget proposals with respect to local aid, one of the largest outlays in the budget. On April 14, 2011, the Senate adopted a local aid resolution endorsing the same levels of local aid. The Senate is expected to debate and approve its version of the budget in late May. Differences between the House and Senate versions of the fiscal 2012 budget will be reconciled by a legislative conference committee.

Ratings of the Commonwealth's Securities. As of May 2011, Standard & Poor's, Fitch and Moody's rated the Commonwealth's general obligation bonds "AA," "AA+," and "Aa1," respectively.

Michigan

Economic Conditions and Outlook. The National Bureau of Economic Research announced that the recession that began in late 2007 ended in mid 2009. Lasting eighteen months, the recession represented the longest U.S. economic downturn since the Great Depression. In addition, the percentage decline in overall economic activity during the recession was greater than any other recession since at least 1948. Since the end of the recession, the U.S. economy has grown each quarter. Further, national private employment, which continued to report considerable declines until late 2009, steadily rose throughout 2010. However, economic growth has cooled recently and private sector employment gains have been tepid. In addition, the housing market, a major contributor to the recession, has remained exceptionally weak. The light vehicle sector, which remains a key component of the Michigan economy, also remains historically weak. In 2010, light vehicle sales increased from 2009's 28 year low level, but light vehicle sales were still less than any other year since 1982 and remained well below the annual average light vehicle sales level during the past 28 years (14.9 million units). Exacerbating Michigan's economic situation, Michigan's labor market never recovered from the 2001 recession.

Following Michigan's largest percentage employment decline in 51 years (-6.9 percent) in 2009, employment continued to decline in 2010, but at a substantially slower rate (-1.2 percent). Nonetheless, 2010 marked the tenth consecutive year that Michigan's employment declined. Over the past decade, Michigan has shed an estimated 846,000 jobs - more than one in six jobs the state had in 2000.

In 2010, personal income was up an estimated 1.2 percent while wages and salaries fell 0.3 percent. With overall prices rising 1.7 percent, real (inflation adjusted) personal income fell 0.5 percent. Michigan's unemployment rate is estimated to have risen to 14.1 percent - the state's highest annual rate since 1983.

Following an estimated 3.1 percent increase in real Gross National Product in 2010, the U.S. economy is projected to grow at a slightly slower rate of 2.9 percent in 2011. Light vehicle sales are forecast to rise for the second straight year in 2011 to 13.3 million units. In addition, housing starts are also projected to increase sharply (65.2 percent). Nonetheless, vehicle sales and housing starts will remain at historically low levels. In 2011, Michigan personal income is projected to increase 2.6 percent while wages and salaries are expected to increase 1.8 percent. With 1.6 percent inflation, real personal income is expected to increase 1.0 percent. Overall, Michigan employment is projected to remain unchanged in 2011 while the state's unemployment rate is forecast to fall slightly to 13.7 percent.

State Fiscal Matters. In 1978 the State Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 State personal income. If any fiscal year revenues exceed the revenue limitation by one percent or more, the entire amount of such excess shall be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than one percent may be transferred to the State's Budget Stabilization Fund.

The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that proportion to be 41.6 percent. Effective with fiscal year 1992-93, a recalculation was made of the base year proportion as a consequence of a settlement agreement reached on the County of Oakland v. State of Michigan lawsuit, which was settled in 1991. The recalculated base year proportion is 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above. Spending for local units met this requirement for fiscal years 1993-94 through 2008-09.

Tax Revenues. Michigan's largest taxes are the individual income tax ($5.5 billion in FY 2010), which includes refunds, and sales and use taxes ($7.4 billion). Income tax withholding is the largest income tax component. Withholding ($6.8 billion) is most affected by growth in wages and salaries. Michigan wages and salaries are expected to rise in FY 2011 (2.6 percent) and then increase 3.7 percent in FY 2012.

Sales and use taxes depend primarily on Michigan disposable (after tax) income and inflation. Disposable income is expected to be rise 2.0 percent in FY 2011 and 3.5 percent in FY 2012. In FY 2011, overall prices are expected to rise 1.2 percent before increasing 1.7 percent in FY 2012.

Economic Outlook for 2010-11 and 2011-12. Legislation requires that the administration and legislative fiscal agencies prepare two economic forecasts and revenue estimates each year. These are presented to a Consensus Revenue Estimating Conference in January and May of each year. In addition, anyone of the three conference principals may call a special revenue conference at any time during the year. The May 2011 conference was held on May 16, 2011. The May 2011 forecast is summarized below.

The State's U.S. economic forecast projects the U.S. economy to grow 2.5 percent in 2011 followed by 2.9 percent growth in 2012. Light vehicle sales will rise to 13.0 million units in 2011 and then rise to 14.6 million units in 2012.

The U.S. Consumer Price Index (CPI) is projected to increase 3.1 percent in 2011 and rise 2.1 percent in 2012. Ninety-day T-bill rates are expected to average 0.1 percent in 2011 and 0.3 percent in 2012.

Total Michigan wage and salary employment is projected to increase 1.7 percent in 2011. Average calendar year 2012 Michigan employment is projected to rise 1.0 percent compared to 2011. The State's unemployment rate is projected to fall to 10.2 percent in 2011 before falling further to 9.8 percent in 2012.

Michigan personal income is expected to rise 4.9 percent in 20 II and increase 2.9 percent in 2012. Prices, as measured by the Detroit CPI, are forecast to increase 2.9 percent in 2011 and rise 1.9 percent in 2012. Consequently, real (inflation adjusted) State personal income is projected to increase 2.0 percent in 2011 before rising 1.0 percent in 2012. Michigan wages and salaries are forecast to increase 4.7 percent in 2011 before rising 3.3 percent in 2012.

Litigation. The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under state taxes. The State is also a party to various legal proceedings which, if resolved in the State's favor, would result in contingency gains to the State's General Fund balance, but without material effect upon Fund balance. The ultimate dispositions and consequences of all of these proceedings are not presently determinable, but such ultimate dispositions and consequences of any single proceeding or all legal proceedings collectively should not themselves, except as listed below, in the opinion of the Attorney General of the State, have a material adverse effect on the security for the Notes; provided, however, that no opinion is expressed with respect to the ultimate disposition and consequences of any litigation in combination with any State revenue loss, the implementation of any tax reduction proposal or the failure of the State to realize any budget assumption.

On November 15, 2000, more than 365 Michigan school districts and individuals filed Adair, et al., v. State, et al. ("Adair") in the Michigan Court of Appeals. In an amended complaint, the school district plaintiffs increased their number to 463.

The Adair plaintiffs asserted that the State had, by operation of law, increased the level of various specified public school activities and services beyond that which was required by State law as of December 23, 1978 and, subsequent to that date, added various specified new public school activities or services, including recordkeeping requirements imposed on them by MCL 388.1752 and Executive Order 2000-9, all in violation of a December 23, 1978 amendment to the State Constitution commonly called the Headlee Amendment. The Adair plaintiffs requested declaratory relief, attorneys' fees and litigation costs, but did not seek a money judgment.

On July 14, 2010, the Michigan Supreme Court reversed and remanded the Michigan Court of Appeals' July 3, 2008 decision denying the Adair plaintiffs' request for attorney fees. The amount of those fees has not yet been determined. The Michigan Supreme Court also affirmed the Court of Appeals July 3, 2008 decision that the State must appropriate funds sufficient to enable the Adair plaintiff school districts to comply with recordkeeping requirements imposed on them by MCL 388.1752 and Executive Order 2000-9.

The Michigan Legislature appropriated $25,624,500 for 2010-2011, to fund compliance with the imposed record keeping requirements. That amount was appropriated from the initial appropriation of discretionary State Aid to be received.

On January 19,2011, the Adair plaintiffs filed a new complaint seeking, among other things, a declaratory judgment that the appropriation is insufficient to pay the full costs of the imposed record keeping requirements, and that the new requirements for teacher and administrator evaluations enacted in the Race to the Top legislation, 2009 Public Acts 201-205, also violate the Headlee Amendment. The complaint also sought compensable damages for the amount of costs incurred by the school districts to provide required data and attorney fees, injunctive relief to cease requiring school districts from complying with the record keeping requirements, and injunctive relief to enjoin Defendants from enforcing the Race to the Top legislation.

On March 1, 20 11, a mediation session was held between the parties in an attempt to settle on the amount of attorney fees. The mediation was unsuccessful, and an evidentiary hearing before the court appointed special master is scheduled to begin in June, 2011. None of these outcomes and their effects on the State's budget or on the amount of available State Aid can presently be determined.

Ratings of the State's Securities. As of April 14, 2011, the state's general obligation debt is rated AA- by S&P and Aa2 by Moody's.

Minnesota

Economic Climate. Minnesota appears to be recovering from the Great Recession more rapidly than much of the rest of the nation. The state's June 2010 unemployment rate was 6.8 percent, eighth lowest among states, and 1.6 percentage points below the 8.4 percent rate observed a year earlier. Minnesota's unemployment rate was also 2.7 percentage points less than the national rate of 9.5 percent. Payroll employment in Minnesota began to grow in September 2009 and by the end of the fiscal year 2010, Minnesota had added 9,000 jobs over June 2009. Nationally, employment in June 2010 was 0.2 percent less than year earlier levels; in Minnesota, employment was up 0.3 percent. The growth in jobs, however, does not mean that employment in the state has recovered to its pre-recession peak. Minnesota lost nearly 154,000 jobs between December 2007 and September 2009. By the close of fiscal year 2010, Minnesota employment had grown by 34,000, leaving 120,000 fewer jobs in the state than at the end of calendar 2007.

Minnesota's employment turnaround was limited to service sector jobs. Manufacturing employment remained at year earlier levels and construction jobs continued to decline an additional 7,000 jobs from the end of fiscal 2009. Construction employment in Minnesota has fallen by nearly 28 percent since the start of the recession, and by more than one-third from its pre-recession high. Health care, leisure and hospitality, and business and professional services were the sectors with the greatest employment growth during the past fiscal year.

Personal income in Minnesota grew by 2.7 percent between the end of fiscal year 2009 and the end of fiscal year 2010, 0.5 percentage points faster than the national growth rate of 2.2 percent. Minnesota wages also grew faster than the U.S. average over the past year. At the close of the fiscal year 2010, Minnesota wages were $123.6 billion, 1.9 percent more than at the close of the 2009 fiscal year. Over that same period, U.S. wages grew less than one half as fast, up by 0.8 percent.

The outlook for Minnesota in fiscal year 2011 is very similar to the national outlook. In Minnesota, employment is expected to increase by 16,000 jobs, 0.6 percent, in fiscal year 2011. Nationally, employment growth of 0.7 percent is projected. Minnesota wages are projected to grow by 3.4 percent in fiscal year 2011 and personal income by 3.5 percent compared to national average of 2.9 and 3.1, respectively. Manufacturing employment is projected to add 6,000 jobs, while construction is projected to decline an additional 3,000 jobs. Employment is forecasted to grow the most in the health care services sector, where an additional 12,000 jobs are expected to be added in fiscal year 2011.

Budget Process and Other Fiscal Matters. Minnesota operates on a two-year budget cycle (a biennium). The governor's biennial budget is presented to the legislature in January of odd numbered years for the upcoming biennium. State statutes and the Minnesota constitution are considered to require a balanced budget.

The assets of the state exceeded liabilities at June 30, 2010, by $10.9 billion (presented as net assets). Of this amount, a deficit of $2.9 billion was reported as unrestricted net assets. Unrestricted net assets represent the amount available to the state to meet ongoing obligations to citizens and creditors. However, many of the resources have internally imposed designations, such as state statutory language, which limit resource use. These assets are not reported as restricted net assets because the limitations are imposed internally by the state, not externally imposed by sources such as creditors or the constitution. At the end of the current fiscal year, governmental funds reported a combined ending fund balance of $2.8 billion, a decrease of $774 million compared to the prior year. Included in the ending fund balance is a General Fund unassigned deficit of $1.5 billion.

On December 22, 2009, Minnesota Management and Budget adopted new Capital Investment Guidelines. These new guidelines are intended to:

  Be consistent with measures used by the credit rating agencies and foster direct comparisons with the debt burdens of other states;
  Be comprehensive to ensure all kinds of tax-supported debt obligations are recognized; and
  Continue Minnesota's conservative financial management practices.

The new capital investment guidelines are:

  Total tax-supported principal outstanding shall be 3.25% or less of total State personal income.
  Total amount of principal (both issued, and authorized but unissued) for State general obligations, State moral obligations, equipment capital leases, and real estate capital leases are not to exceed 6% of State personal income.
  40% of general obligation debt shall be due within five years and 70% within ten years, if consistent with the useful life of the financed assets and market conditions.

The total amount of State general obligation bonds outstanding on September 8, 2010 was approximately $5.71 billion. The total amount of general obligation bonds authorized but unissued on September 8, 2010, was approximately $2.60 billion.

Litigation. At any given time there are numerous civil actions pending against the State of Minnesota which could, if determined adversely to the State, materially affect the State's expenditures and, in some cases, its revenues. Payment of tort claims against the State is made from funds appropriated by the Minnesota legislature to agencies for their general operations.

A material number of tort claims arose out of the August 1, 2007, Interstate Highway 35W bridge collapse, however, they may be limited by state law which set the maximum limits of limits of liability for tort claims arising in Minnesota prior to January 1, 2008, to $300,000 for any one claim and $1 million for any number of claims arising out of a single occurrence. The Minnesota legislature enacted a compensation fund and appropriated approximately $37 million to be paid to representatives of decedents and claimants who were on the bridge at the time of collapse. Claimants who accept payments must forego their right to sue the State for damages. For tort claims arising on or after January 1, 2008, the limits are raised to $400,000 for any one claim and $1.2 million for any number of claims arising out of single occurrence. For tort claims arising on or after January 1, 2009, the limits are further raised to $500,000 and $1.5 million, respectively. Lawsuits based on non-tort theories furnish another basis for liability. Included in the State's outstanding non-tort litigation are matters related to eminent domain action litigation, cigarette fees and taxes, breach of contract and corporate income taxes. Any one of these cases or classes of cases, if decided adversely, could result in an expenditure of State moneys of $15 million in excess of current expenditure levels.

Bond Ratings. As of December 20, 2010, the date the State of Minnesota Comprehensive Annual Financial Report for the year ended June 30, 2010 was released. Moody's rates Minnesota's general obligation bonds Aa1 and S&P and Fitch rate the State's general obligation bonds at AAA. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

North Carolina

Economic Climate. The State's population as of April 1, 2010 was 9,535,483, ranking 10th in the nation. During the period from 2000 to 2010, the State's estimated population increased by 1,486,170 or 18.5% (the 5th largest increase among the states in actual numbers and the 6th largest on a percentage basis). The State Demographer's Office estimates that North Carolina has eight cities with populations in excess of 100,000, including two cities with populations in excess of 250,000.

The State's major industry sectors are services, agriculture, trade, manufacturing, exports and tourism, but the military presence and housing starts are also important factors. During the period from 1999 to 2009, per capita income in the State grew from $24,473 to $34,711, an increase of 10.6% when adjusted for inflation. North Carolina's seasonally adjusted unemployment rate in October was 9.6%, down 0.1 percentage points from September. The decrease in the unemployment rate is due to discouraged workers dropping out of the labor force, not employment gains. The State's unemployment rate is 1.3 percentage point lower than it was in October 2009, but 4.7 percentage points higher than it was in December 2007.

Among sectors identified under the North American Industry Classification System the sectors within the State with the most employment decline since December 2007 are: Manufacturing (down 99,900); Construction (down 79,900); Trade, Transportation, Warehousing and Utilities (down 64,100); and Professional & Business Services (down 24,000). Two sectors have experienced gains: Education and Health Services (up 15,900) and Government (up 31,900). Compared to October 2009, North Carolina has experienced an increase in employment of 26,000 nonfarm payroll jobs.

North Carolina's seasonally adjusted unemployment rate, at 9.6 percent, decreased 0.1 of a percentage point from the previous month's revised rate of 9.7 percent. The rate was 10.9 percent in October 2009. At 9.6 percent, North Carolina's unemployment rate is the same as the United States' 9.6 percent rate.

The number of people employed decreased over the month by 0.1 percent to 4,041,400, while the number of people unemployed fell 1.6 percent to 427,091. During October, North Carolina's seasonally adjusted labor force participation rate decreased 0.2 of a percentage point over the month to 61.6 percent from 61.8 percent. The US rate also decreased 0.2 of a percentage point to 64.5 percent.

Budget Process. The State Constitution in Article III, Section 5 details the duties of the Governor to prepare and recommend to the General Assembly a comprehensive budget of anticipated revenue and proposed expenditures of the State for the ensuing fiscal period. Furthermore, once a budget is enacted by the General Assembly, the Governor is required to administer this budget and ensure that the State does not incur a deficit during any fiscal period. To comply with this mandate the Governor must survey the collection of revenue and shall effect the necessary economies in the State expenditures whenever she determines that receipts during the fiscal period in question, when added to the beginning unreserved General Fund balance, will not be sufficient to meet budgeted expenditures.

The State Budget Act ("SBA") sets out the procedures by which the State's budget is prepared, adopted and administered. The SBA requires the adoption of a balanced budget and G.S. 143C-4-1 provides guidance as to what constitutes a balanced budget. A budget for a fund is balanced when the beginning unreserved fund balance for a fiscal year, together with the projected receipts to the fund during the fiscal year, is equal to or greater than the sum of appropriations from the fund for that fiscal year. If the Governor finds that revenues to any fund, when added to the beginning unreserved fund balance in that fund, will be insufficient to support appropriations, the Governor shall immediately notify the General Assembly that a deficit is anticipated. Furthermore, the Governor shall report in a timely manner to the General Assembly a plan containing the expenditure reductions and other lawful measures that are to be implemented to avert a deficit. However, the North Carolina Constitution provides that any such reduction in appropriations to avert a deficit shall be made "after first making adequate provision for the prompt payment of the principal of and interest on bonds and notes of the State according to their terms."

The total State budget is supported from four primary sources of funds: (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) federal funds and (4) other receipts, generally referred to as departmental receipts. Federal funds comprise approximately 33.1% of the total State budget for fiscal year 2009-2010. The largest share of federal funds is designated to support programs of the Department of Health and Human Services. The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

Departmental receipts consist of revenues that are received directly by a department and are not tax or non-tax revenue as designated by the General Assembly. Departmental receipts consist of tuition at the universities and community colleges, patient receipts at the hospitals and institutions, sales of goods and services, grants, and various other receipts. These receipts represent approximately 16.1% of the total State budget.

All funds presented to and reviewed by the General Assembly and approved in accordance with its procedures are considered "appropriated" or authorized by the General Assembly.

State Revenues and Expenditures. Under the North Carolina budget process, in odd numbered years the General Assembly enacts a State budget for the next biennium, consisting of an annual budget for each of the two fiscal years in the biennium. The General Assembly customarily convenes in the second year of the biennium and makes adjustments to the budget previously enacted for that second fiscal year. The State is currently in the biennium that began July 1, 2009 and that ends on June 30, 2011, thus the original budget for the 2010-2011 fiscal year was enacted in 2009.

In June 2010, the General Assembly enacted legislation amending the original 2010-2011 fiscal year budget with adjustments that closed a projected cumulative budget gap of $1.3 billion. The reason behind this gap and the adjustments made are as follows.

In April 2010, the General Assembly's Fiscal Research Division and the Office of State Budget and Management lowered the consensus revenue forecast for the 2010-2011 fiscal year by $703 million due to a downgraded economic forecast for the nation and the State's economy. Another $85 million loss from the estate tax was also anticipated because it is tied to the federal estate tax, which expired January 1, 2010. These changes (aggregating $788 million) reduced fiscal year 2010-2011 baseline revenue growth (removing tax law changes) to 2.7% from 3.3%. In addition to the revised revenue forecast, the General Assembly made various adjustments to availability totaling $41.8 million. The most significant was a refundable income tax credit to small businesses whose gross receipts are less than $1 million.

In the revised budget for the 2010-2011 fiscal year, appropriations were reduced from $19.6 billion to $18.95 billion. The net change in appropriations included (1) replacement of $563 million in State funds with additional federal Medicaid assistance, (2) budget reductions totaling $906 million, and (3) increased funding of $866 million to address unanticipated growth in Medicaid costs, a dramatic increase in higher education enrollment, economic development initiatives and other priorities. Because the State budget was enacted prior to Congressional approval of additional federal Medicaid assistance, the State budget legislation also directed the Governor to manage the non-realization of the federal assistance through a variety of budgetary actions.

Preliminary numbers for the State's fiscal year 2011-2012 budget, based in part on assumptions of modest revenue growth and expenditures for services at existing levels, show an approximate $3.7 billion gap between revenues and expenditures. This is derived from the need to replace $1.6 billion in expiring American Recovery and Reinvestment Act (ARRA) funds, $1.3 billion in taxes expiring on or before July 1, 2011, and $400 million in one-time reductions and transfers of fund balances, as well as the anticipated increased costs (without any inflation assumption) of existing programs at current levels. Additional pressures on the budget are:

(1) the continued borrowing from the Federal Unemployment Account at the Employment Security Commission, with interest thereon scheduled to begin in 2011 and the need to start addressing repayment;
(2) the need for contributions to pension and other retirement systems and benefit plans at levels increased from prior years; and
(3) the unfunded liability for a court judgment payable at $731 million and compensated absences of $420 million.

Notwithstanding such matters, it is expected and required by State law that actions be taken, through increases in revenues, the reduction of expenditures, extraordinary actions or some combination thereof, which will result in a balanced budget, with any reduction in appropriations required to avert a deficit only occurring after provision is made for payment of State debt.

Litigation. The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. Although an adverse result in any of the cases could have negative budgetary consequences, in the opinion of the Department of State Treasurer after consultation with the Attorney General, an adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

Hoke County et al, v. State of North Carolina and State Board of Education - Right to a Sound Basic Education (formerly Leandro). In 1994, students and boards of education in five counties in the State filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and highcost students in their counties' systems.

The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court's conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. Trial on the claim of one plaintiff-county was held in the fall of 1999. On October 26, 2000 the trial court, in Section Two of a projected three-part ruling, concluded that at-risk children in North Carolina are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the "sound basic education" mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court's decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002 the Court entered Section Four of the ruling, ordering the State to take such actions as may be necessary to remedy the constitutional deficiency for those children who are not being provided with access to a sound basic education and to report to the Court at 90-day intervals remedial actions being implemented. On July 30, 2004, the North Carolina Supreme Court affirmed the majority of the trial court's orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children. The State is now undertaking measures to respond to the trial court's directives. The magnitude of State resources which may ultimately be required cannot be determined at this time; however, the total cost could exceed $100 million.

N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et. al, Use of Administration Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are civil penalties which under the North Carolina Constitution must be paid to the schools.

On December 14, 2001, the Superior Court of Wake County granted summary judgment in favor of the plaintiffs on all issues, concluding that the funds in dispute are civil fines or penalties required by Article IX, Section 7 of the Constitution to be remitted to the public schools in the county where the violation occurred. The court further determined a three-year statute of limitations to be applicable, making the order retroactive to December 1995. This case was argued in the Court of Appeals in February, 2003. The North Carolina Court of Appeals rendered a decision in September 2003 substantially favorable to the State. On July 1, 2005 the Supreme Court reversed the Court of Appeals in part, concluding that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools. The case was remanded to Superior Court and on August 8, 2008 the Superior Court entered a judgment in the amount of $749.886 million. The court acknowledged, however, that the judicial branch did not have the power to force the State to satisfy the judgment and that any decision to do so would have to come from the legislature. It has been indicated to the school boards that the General Assembly will take the decision into account in its considerations for appropriations to the public schools and they have not attempted to enforce the judgment.

State Employees Association of North Carolina v. State; Stone v. State - Diversion of Employer's Retirement System Contribution. On May 22, 2001, SEANC filed an action in Wake County Superior Court demanding repayment of approximately $129 million in employer retirement contributions to the Retirement Systems. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001, and the North Carolina Court of Appeals affirmed this dismissal on December 3, 2002. The Supreme Court, on June 13, 2003, reversed the Court of Appeals on issues related to class standing and remanded with instructions to consider procedural issues raised but not addressed by the Court of Appeals. The Court of Appeals remanded the case to the Superior Court of Wake County without opinion and without considering any remaining issues.

In June 2002, the Stone case was filed in Wake County Superior Court on behalf of individual State employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. A class comprised of all members of the Retirement System has been certified and the case is currently proceeding through class notification and toward trial. On September 6, 2006, the trial court issued an interlocutory order in response to cross-motions for summary judgment. The court's order found the diversion of funds to be in violation of the constitution, but did not direct any repayment of funds, reserving the question of repayment for consideration, if necessary after appeal of the constitutional issues. On August 5, 2008 the Court of Appeals affirmed the Superior Court order. Both sides gave notice of appeal and filed petitions for discretionary review with the North Carolina Supreme Court. On June 17, 2009, the Supreme Court dismissed the appeals and denied the petitions for discretionary review.

The case now returns to the Superior Court for consideration of damages. Because the General Assembly has repaid the principal amount withheld from the Retirement System, consideration will focus on lost interest and earnings, if any. A new judge will need to be appointed to hear the case, as the judge previously assigned to the case is now employed by the North Carolina Department of Transportation.

State of North Carolina v. Phillip Morris, Inc., et al., 98 CVS 14377- Master Settlement Agreement ("MSA") Payments. On April 20, 2006, the State of North Carolina filed a Motion for Declaratory Order in the North Carolina Business Court against defendants Phillip Morris, Inc., R. J. Reynolds Tobacco Company, and Lorillard Tobacco Company. The Motion is seeking a declaration that (1) in 2003, North Carolina continuously had a Qualifying Statute in full force and effect and "diligently enforced" its provisions throughout that year in accordance with the MSA; (2) North Carolina is not subject to a Non-Participating Manufacturers' Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that North Carolina is subject to a Non- Participating Manufacturers' Adjustment for 2003. If the State is unable to ultimately prevail in the diligent enforcement litigation, the State may be unable to recover a portion of the 2003 MSA payment. On December 4, 2006, Judge Tennille allowed the defendant's motion to compel arbitration of these issues. The Court of Appeals upheld the Order, and the State‘s Petition to the North Carolina Supreme Court has been denied. The State is therefore now participating in a national arbitration process with the tobacco companies and all other MSA States. The State has retained its right to appeal the result of arbitration.

Pendergraph v. North Carolina Department of Revenue - Refund of Income Taxes. Taxpayers have filed a class action complaint and petition for judicial review with the North Carolina Business Court for a refund of income taxes on September 24, 2009. Taxpayers are pursuing a constitutional challenge to N.C. Gen. Stat. § 128-31 (1988), N.C. Gen. Stat. § 135-9 (1988) and N.C. Gen. Stat. § 105-134.6 (1988) which repealed the tax exemptions for state and local retirement benefits and subjected all state, local and federal benefits above $4,000 to tax. These amendments became effective for taxable years beginning on or after January 1, 1989. The Department of Revenue has filed a motion to dismiss, which is currently pending before the court. The amount at issue is not readily calculable, but it is likely to be in excess of $20 million dollars.

Other Litigation. The State is involved in numerours other claims and legal proceedings, many of which are normal for governmental operation. A review of the status of outstanding lawsuits involving the State by the North Carolina Attorney General did not disclose other proceedings that are expected to have a material adverse effect on the financial position of the State.

Bond Ratings. As of February 2011, Standard & Poor's had rated the State's general obligation bonds "AAA," Moody's had rated those bonds "Aaa" and Fitch had rated those bonds "AAA".

Ohio

Economic Climate. Ohio is the seventh most populous state. The Census count for 2000 was 11,353,100, up from 10,847,100 in 1990. While diversifying more into the service and other non manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in 2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5%), in 2005 (5.9% vs. 5.1%), in 2006 (5.5% vs. 4.6%), in 2007 (5.6% vs. 4.6%) and in 2008 (6.6% vs. 5.8%). In November 2009, the State unemployment rate was higher than the national rate (10.6% vs. 10.0%). By May 2011, the State unemployment rate was lower than the national rate (8.6%% vs. 9.1%). The unemployment rate and its effects vary among geographic areas of the State.

Budget Process and Budgets. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

The appropriations acts for the 2010-11 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums. As evidenced by actions discussed, the State administrations and both houses of the General Assembly have been and are committed to and have taken and are taking actions that ensure a balance of GRF resources and expenditures.

2010-11
Rigorous consideration was given by the General Assembly to the Governor's Executive Budget proposed for the 2010-11 biennium in light of the difficult economic and fiscal conditions resulting from the national recession. The final GRF appropriations Act for the 2010-11 biennium, which was preceded by three seven-day interim appropriations acts, was passed by the General Assembly and signed (with selective vetoes) by the Governor on July 17, 2009. All necessary debt service and lease-rental payments related to State obligations for the entire 2010- 11biennium were fully appropriated for the three week interim appropriations period and under that final Act. Reflecting the final implementation of the restructuring of State taxes commenced in 2006-07 and a conservative underlying economic forecast, that Act provided for total GRF biennial appropriations of approximately $50.5 billion (a 3.8% decrease from 2008-09 biennial expenditures) and total GRF biennial revenue of approximately $51.1 billion (a 4.2% decrease from 2008-09 biennial revenues). GRF appropriations for major program categories compared to 2008-09 actual GRF spending reflected increases of 3.4% for Medicaid (excluding ARRA funding referred to below) and 0.7% for corrections and youth services; and decreases of 13.8% for mental health and developmental disabilities, 8.3% for higher education, and 5.15% for elementary and secondary education. Among other expenditure controls, the act included a number of Medicaid reform and cost containment initiatives and also included the restructuring of $736 million of Fiscal Years 2010 and 2011 general revenue fund debt service into Fiscal Years 2012 through 2025. M

Major new sources of revenues or savings reflected in the 2010-11 appropriations act included:

  $2.4 billion of "Federal Stimulus" funding received under the American Recovery and Reinvestment Act of2009, including $1.464 billion for elementary and secondary education, $628 million for Federal Medical Assistance Payments, and $326 million for other purposes.
  $933 million in gaming and license revenues from the Ohio Lottery Commission's implementation of video lottery terminals (VL Ts) at the seven horse racing tracks in the State. OBM estimated the VL Ts would result in an approximate $851 million net increase in revenues for the biennium ($285 million in Fiscal Year 2010 and $566 million in Fiscal Year 2011) after taking into account offsetting effects of the VLTs on other lottery revenues. On September 21, 2009, the Ohio Supreme Court ruled that the statutory provisions in the biennial appropriations Act for the implementation VLTs were subject to voter referendum and granted petitioners in that case until December 20, 2009 to submit referendum petitions with the required number of signatures. The Ohio Secretary of State on March 26, 2010 confirmed those petitions contained a sufficient number of valid signatures to place the referendum on the November 2, 2010 ballot, but on July 1, 2010 the committee for the petitioners withdrew the referendum from the ballot.
  $259 million from the Ohio Tobacco Use Prevention and Control Foundation Endowment Fund (TUPAC) to be deposited into a special State fund (non-GRF) and then intended to be used for various health care initiatives. On August 11, 2009, a trial court ruled in favor of the plaintiffs and ordered these monies must remain in that endowment fund and be used for the purpose of reducing tobacco use. The State immediately appealed this trial court ruling and on December 31, 2009, the court of appeals ruled in favor of the State and reversed the trial court's order. The Ohio Supreme Court on December 22, 2010, affirmed the court of appeals decision in favor of the State.
  $1.036 billion of "one-time" revenues or savings ($640 million in Fiscal Year 2010 and $396 million in Fiscal Year 2011), including $364 million from the spend-down of carry-forward balances (that required temporary suspension of the one-half of one percent ending fund balance requirement for the 2010-11 biennium), $250 million transferred from a cash account at the Ohio School Facilities Commission funds, $272 million savings from subjecting State employees to a two week unpaid "furlough" during each year of the biennium, $84.3 million from a reduction in State funding to public libraries, and $65 million from the transfer to the GRF of interest on the proceeds of the State's 2007 tobacco securitization.
  $530 million from transfers to the GRF of unclaimed funds and from other non-GRF funds.

In September 2010 the State also received from the federal government an award of $518.6 million of enhanced Federal Medical Assistance Payments funding ("eFMAP"), and $36l.2 million of funding was also received by Ohio school districts for teacher salaries and personnel costs for primary and secondary education ("Ed Jobs").

In response to the above-referenced September 21 decision of the Ohio Supreme Court declaring the VLT provisions in the biennial appropriations Act subject to referendum, the Governor proposed for General Assembly consideration postponing for two years the final installment of the personal income tax reduction then scheduled to take effect in tax year 2009 (for returns filed in 2010). After extended hearings and review, the General Assembly approved, and the Governor signed into law on December 22, 2009, legislation keeping personal income tax rates at 2008 levels through tax year 2010.

Current Finances - Current Biennium

The appropriations act for the 2010-2011 biennium created a six member (three from each of the House and Senate) Budget Planning and Management Commission (BPMC) to "study and make recommendations that are designed to provide relief to the state during the current difficult fiscal and economic period". The BPMC commenced meeting in June 2010, heard testimony, received suggestions and released two reports -- one from its three Republican members dated November 30 and one from its three Democratic members dated December 8. Both reports contained estimates of "non-recurring" revenues reflected in the 2010-11 budget as enacted ranging from $4.887 billion in the GRF to $8.339 billion for all GRF and non-GRF funds. These estimates included the effect of the postponement of the final installment of the personal income tax reduction.

The State ended Fiscal Year 2011 with GRF cash and fund balances of $844.5 million and $430.7 million, respectively. Of that ending GRF fund balance, the State reserved $138.8 million in the GRF reflecting the one half of one percent of Fiscal Year 2011 GRF revenues the State is required to maintain as an ending fund balance and transferred $45.0 million into disaster services/emergency funds. The remaining $246.9 million was deposited into the BSF. These ending balances reflect the use of approximately $680 million in Fiscal Year 2011 GRF revenue that exceeded budgeted estimates to make payments for Medicaid managed care, the State's share of instruction for higher education, payroll and other commitments that were previously scheduled to be deferred into Fiscal Year 2012.

Current Biennium

Consistent with State law, the Governor's Executive Budget for the 2012-13 biennium was released in March 2011 and introduced in the General Assembly. After extended hearings and review, the 2012-13 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2011. To address the use of non-recurring funding sources in the prior 2010-11 biennium including amounts received under ARRA, the Act includes targeted spending cuts across most State agencies, and major new Medicaid reform and cost containment measures. Reflecting the tax law changes described below and a conservative underlying economic forecast, that Act provides for total GRF biennial appropriations of approximately $55.78 billion (an 11% increase from the 2010-11 biennial GRF expenditures) and total GRF biennial revenue of approximately $56.07 billion (a 6% increase from 2010-11 biennial revenues). GRF appropriations for major program categories compared to 2010-11 actual GRF spending reflect increases of 30% for. Medicaid (increase due in part to absence of ARRA funding in current biennium) and 3% for elementary and secondary education; decreases of 9% for higher education and 8% for mental health and developmental disabilities; and flat funding for corrections and youth services. That Act also reflects the anticipated restructuring of $440 million of Fiscal Year 2012 general revenue fund debt service into Fiscal Years 2013 through 2025 to be accomplished through the issuance of the Bonds.

The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations (after the restructuring of Fiscal Year 2012 GRF debt service payments).

Major new sources of revenues or expenditure savings reflected in the 2012-13 appropriations Act include:

  Transfer of the State's spirituous liquor system to JobsOhio, a not-for-profit corporation created to promote economic development, job creation and retention, job training and the recruitment of business to the State. In consideration of this transfer, the Act reflects that the State is to receive from JobsOhio in Fiscal Year 2012 a $500 million one-time payment. With that transfer, the State will forgo annual deposits to the GRF from net liquor profits (those deposits totaled $ I 53.0 million in Fiscal Year 2011). Any transfer must include provisions for payment of the outstanding bonds referred to under STATE DEBT - General - Economic Development and Revitalization. Litigation filed on April 18, 2011 is currently pending in the Ohio Supreme Court challenging under various provisions of the Ohio Constitution certain aspects of both JobsOhio and the law enacted in February 2011 authorizing its creation. Plaintiffs in that case are challenging the provisions in that law for exclusive original jurisdiction in the Ohio Supreme Court for any challenge to that law or the creation of JobsOhio, and also requiring those challenges be filed within sixty days after that law took effect. Plaintiffs are also claiming that law is an improper special act conferring corporate powers, that the Governor may not serve on the JobsOhio board of directors, that the provisions for dissolution of JobsOhio violate limitations in the Ohio Constitution on State appropriations and assumption of corporate debt, and that the law creates a joint venture under which the State is lending its aid and credit. The State on May 10 filed a motion to dismiss arguing the plaintiffs lack standing to bring this case, and the plaintiffs filed their response on May 20, with the matter now awaiting a decision. The biennial appropriations Act included amendments to that law which, among other changes, remove the Governor from the JobsOhio board of directors, require JobsOhio to comply with Ohio's nonprofit corporation law unless specifically exempted from a provision, and eliminate the exclusive original jurisdiction in the Ohio Supreme Court and relax the deadlines for filing claims.
  Sale of six State-owned prison facilities to private operators expected to result in a net payment to the GRF of $75 million.
  Reducing local government fund allocations by $111 million in Fiscal Year 2012 and $340 million in Fiscal Year 2013. Beginning in Fiscal Year 2014, allocations are to be made by committing a set percent of annual tax revenues deposited into the GRF (beginning with Fiscal Year 2013 GRF revenues).
  Reducing public library fund allocations to 95% of Fiscal Year 2011 levels resulting in expenditure reductions of $52.3 million in Fiscal Year 2012 and $102.8 million in Fiscal Year 2013. Beginning in Fiscal Year 2014, allocations to public libraries are to be made by committing a set percent of annual tax revenues deposited into the GRF (beginning with Fiscal Year 2013 GRF revenues).
  Accelerated phase-out of reimbursement payments to local governments and school districts in connection with the elimination of the tangible personal property tax resulting in an increased share (estimated at $293.5 million in Fiscal Year 2012 and $597.7 million in Fiscal Year 2013) of the Commercial Activity Tax being deposited into the GRF.
  Accelerated phase-out of reimbursement payments to local governments and school districts for electric power generation deregulation and natural gas deregulation resulting in a larger share (estimated at $141.6 million in Fiscal Year 2012 and $147.4 million in Fiscal Year 2013) of the kilowatt-hour tax and the entire (approximately $66.0 million in Fiscal Year 2012 and $66.0 million in Fiscal Year 2013) natural gas consumption tax being reallocated to the GRF.
  $235 million from transfers to the GRF of unclaimed funds and from other non-GRF funds and $12 million from a tax amnesty program.

The 2012-13 appropriations Act also reflects the following tax law changes:

  Implementation of the previously postponed final 4.2% annual decrease in State personal income tax rates.
  Eliminated the estate tax beginning January 1, 2013, currently levied at a rate of 6% on estates over $338,333 and 7% on estates over $500,000. In Fiscal Year 2010, estate tax collections totaled $285.8 million of which $230.8 million was distributed to the local government jurisdictions from which it was collected and with $55.0 million retained by the State and deposited into the GRF.
  Established the InvestOhio income tax credit program under which investors in small businesses based in Ohio who hold their investments for at least two years may receive 10% income tax credits limited to a maximum of$10 million per investor per biennium with no more than $100 million of those credits to be issued over two years.

The 2012-13 appropriations Act also creates a $104 million Unemployment Compensation Contingency Fund to pay interest that may be owed in September 2011 on federal advances to the State unemployment compensation fund and appropriated a $130 million Medicaid reserve fund. The Act also makes changes to State construction bidding procedures and includes additional authorizations for joint purchasing by and cooperation among local governments, all designed to create opportunities for cost savings.

Separate legislation passed by the General Assembly and signed by the Governor on June 29, 2011, is expected to reduce the State prison population by, among other changes, directing some low-level offenders to community-based programs.

As discussed above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a "deficit" position. OBM continually monitors and analyzes revenues and expenditures developments (including pending litigation) and prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM's home page at http://obm.ohio.gov/MiscPages/MonthlyFinanciaIReports/, and copies are available upon request to OBM.

Litigation. The state is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations, but unrelated to the security for the bonds. The ultimate disposition of these proceedings is not presently determinable, but in the opinion of the Ohio Attorney General will not have a material adverse effect on the Bonds or the security for the Bonds.

Bond Ratings. As of April, 2010, the State's general obligation bonds were rated Aa1, AA+ and AA+ by Moody's, S&P and Fitch, respectively. The Moody's and Fitch ratings reflect recent downgrades. On June 10, 2009, Fitch downgraded the State's general obligation credit rating to AA from AA+ and revised its credit outlook associated with the rating to stable from negative. On June 15, 2009, Moody's downgraded the State's general obligation credit rating to Aa2 from Aa1 and, on August 24, 2009, revised its rating outlook associated with the rating to negative from stable. On September 23, 2009, S&P revised its rating outlook associated with the rating to negative from stable.

Virginia

Economic Climate. The Commonwealth's 2010 population of 8,001,024 was 2.6 percent of the United States total. Among the 50 states, it ranked twelfth in population. With 39,594 square miles of land area, its 2010 population density was 202.0 persons per square mile, compared with 87.2 persons per square mile for the United States.

The Commonwealth is divided into five distinct regions -- a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau region extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.

The largest metropolitan area is the Northern Virginia portion of the Washington-Arlington-Alexandria MSA (Metropolitan Statistical Area). This is the fastest growing metropolitan area in the Commonwealth and had a 2009 population of 5,476,241 (including Washington and Maryland's population of 1,799,580). Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. It is also one of the nation's leading high-technology centers for computer software and telecommunications.

According to the U.S. Department of Commerce, Virginians received over $346 billion in estimated personal income in 2009. In 2009, the Commonwealth had per capita income of $43,874, the highest of the Southeast region and greater than the national average of $39,138.

As of December 2009, more than 4.0 million residents of the Commonwealth were in the civilian labor force, which includes agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states.

During 2009, employment in the Information Services sector decreased from 87,400 in 2008 to 81,100. Professional and Business Activities sector employment declined by 17,900, or over 2.7 percent in 2009. Reduction in this sector was mainly due to job losses in the temporary employment service providers of 13,500. The private Education and Health sector increase by 18,700 jobs in 2009 for a 4.3 percent decrease. The Leisure and Hospitality sector decreased by 16,300 to 333,000 in 2009. Financial Activities employment was down 2,400 or 1.3 percent below 2008 levels. Construction employment decreased to 194,900 or 12.6 percent below the 2008 average of 222,900. The losses occurred in all sectors including: specialty trade contracting, heavy and civil engineering construction and construction of buildings. Total Public Administration increased by 21,500 or 3.9 percent in 2009. Wholesale and retail trade had a decrease and employment decrease of 15,200 or 2.8 percent decrease from 2008. Natural Resources and Mining employment in Virginia remained at 11,100. Manufacturing employment decreased by 28,700 or 10.8 percent.

The Commonwealth is one of 22 states with a Right-to-Work Law and has a record of good labor-management relations. The Commonwealth's favorable business climate is reflected in the relatively small number of strikes and other work stoppages it experiences. The Commonwealth is one of the least unionized of the more industrialized states. Three major reasons for this situation are the Right-to-Work Law; the importance of manufacturing industries such as textiles, apparel, electric and electronic equipment and lumber which are not highly unionized in the Commonwealth; and the importance of federal civilian and military employment. Typically the percentage of nonagricultural employees belonging to unions in the Commonwealth has been approximately half the U.S. average. As December 2009, Virginia had job growth in four of its ten metropolitan areas. Those areas include; Danville, Lynchburg, Harrisonburg and Northern Virginia. The Richmond metropolitan area experienced the largest job loss, down 11,300 jobs or 1.8 percent from 2008.

During 2010, an average of 6.4% of the Commonwealth's population was unemployed, compared to 9.1% for the nation.

Budgetary Process. The Governor is required by statute to present a bill detailing his budget (the "Budget Bill") and a narrative summary of the bill to the General Assembly by December 20th in the year immediately prior to each even-year session. Under constitutional provisions, the Governor retains the right, in his review of legislative action on the Budget Bill, to suggest alterations to or to veto appropriations made by the General Assembly. After enactment, the Budget Bill becomes law (the "Appropriation Act"). In the odd-year sessions of the General Assembly, amendments are considered to the Appropriation Act enacted in the previous year. The Governor submits a Budget Bill by December 20th that includes his proposed amendments. The Appropriation Act enacted in the odd-year session is effective upon passage by the General Assembly, whereas the regular biennial Appropriation Act is effective July 1, the beginning of the biennium.

The 2008 Appropriation Act. The 2010-12 Appropriation Act. On December 18, 2009, then Governor Timothy M. Kaine presented the Budget Bill for the 2010-2012 biennium (House Bill 30/Senate Bill 30) (the "2010 Budget Bill"). The 2010 General Assembly convened on January 13, 2010 and on January 16, 2010 Robert F. McDonnell was sworn in as the 71st Governor of Virginia. Facing a budget shortfall of $4.2 billion, House Bill 30/Senate Bill 30 as introduced by former Governor Kaine was debated and amended.

On March 14, 2010 the General Assembly adjourned. House Bill 30/Senate Bill 30 as approved by the General Assembly was transmitted to the Governor for review. Highlights of the General Assembly's spending action for the 2010-2012 biennium included: $50 million for deposit to the Revenue Stabilization Fund in fiscal year 2012; $29.5 million to unfreeze the Local Composite Index (LCI) in fiscal year 2011; $174.1 over the biennium to those school divisions whose LCI is increasing; restoring $115.6 million to school divisions for Virginia Public School Authority technology grants; restoring $36.1 million in Medicaid waiver provider rates over the biennium; and $43.8 million towards Governor McDonnell's economic development promotion package Budget reductions over the biennium include: $250 million over the biennium in targeted K-12; $360.2 million over the biennium in health and human resources mitigated by the receipt of enhanced Federal Medical Assistance Percentage (FMAP) funds; and $120 million in across the board reductions in aid to localities.

On April 13, 2010, Governor McDonnell offered 96 amendments to House Bill 30/Senate Bill 30 to be considered at the reconvened session of the General Assembly on April 21, 2010. These amendments addressed three overarching themes: economic development and job creation; the provision of critical services; and technical amendments. The spending amendments totaled $42.1 million and were offset by amendments that would result in $51.0 million in savings or additional revenue over the biennium.

The 2010 General Assembly reconvened on April 21, 2010 and on May 17, 2010, the 2010 Budget Bill was approved by Governor McDonnell and enacted as the 2010-12 Appropriations Act (Chapter 874, 2010 Virginia Acts of Assembly). Chapter 874 became effective July 1, 2010.

The 2011 Amendments to the 2010 Appropriation Act. On December 17, 2010, Governor McDonnell presented his proposed amendments to Chapter 874, the 2010 Virginia Acts of Assembly (House Bill 1500/Senate Bill 800) (the "2011 Budget Bill") affecting the remainder of the 2010-2012 biennium. The Governor addressed unfunded liabilities and core services focusing on four top priorities: Government Reform, Economic Development, Transportation, and Higher Education.

The revised revenue forecast added $133.9 million in total net revenue for fiscal year 2011 and $149.1 million in fiscal year 2012, for a total of $283 million over the biennium. Although the revised revenue forecast went up slightly, the Governor called for $191.6 million in cuts, savings, and reprioritization across state government. Utilizing the work of the Government Reform and Restructuring Commission, the Governor identified savings from multiple sources, including: $24 million in reduced interest on bonds for college buildings; $1.4 million by reducing consultants in the tax department; and additional savings from reducing administrative expenses in the offices of the Governor, Lieutenant Governor, and Attorney General.

The 2011 Budget Bill included the following initiatives: $25 million for a technology and research fund to leverage private and federal research dollars to develop commercialized products resulting from research; $3 million to support non-credit courses in the Virginia Community College System to strengthen workforce development efforts; and amendments to seek new money to recapitalize the Virginia Small Business Financing Authority, enhance tourism and marketing activities, and revitalize and redevelop rural and urban areas.

Governor McDonnell proposed a $4 billion transportation package to be implemented over the next three years. These amendments included: accelerating the sale of $3 billion in bonds authorized by the General Assembly in 2007; issuing up to $1.1 billion in federal Grant Anticipation Revenue Vehicles (GARVEE) bonds; and establishing a new Virginia Transportation Infrastructure Bank to provide loans and loan guarantees to private and governmental entities for the construction and capital maintenance of transportation infrastructure and transit systems, based on local and regional priorities. Several projects that may immediately benefit from the transportation proposal include the Midtown Tunnel in Norfolk, the Broad Street Corridor in Richmond, U. S. Route 460 Public Private Transportation Act (PPTA) projects, I-95/I-395 Hot Lanes in Northern Virginia, and the Coalfields Expressway, as well as others.

In the area of Higher Education, the 2011 Budget Bill included $50 million towards the goal of making college more affordable and accessible by providing $13 million in undergraduate financial assistance for public institutions; $1 million to enhance the use of technology in the classroom; $3 million to expand online course offerings; and $30 million to increase student enrollment, graduation and retention rates, and degrees in Science, Technology, Engineering, and Mathematics (STEM) disciplines. Beyond the $13 million in financial assistance for public institutions, the Governor had proposed $3 million to increase the average undergraduate Tuition Assistance Grant (TAG) award to Virginia students attending Virginia's private higher education institutions, and $7.8 million in interest and credit card rebates to honor the state's prior commitments to reward higher education institutions for achieving performance expectations under the recent restructuring agreements.

Other notable proposed budget amendments included: $36.4 million of the fiscal year 2010 surplus to be deposited into the Water Quality Improvement Fund to help fund the Watershed Improvement Plan; $24 million for the Sexually Violent Predator program; $6.7 million in funding for the repair and renovation of outdated National Guard Armories; and $6 million in funding for State Police Trooper Schools and maintenance of the statewide agencies radio system.

The 2011 Budget Bill was considered by the 2011 General Assembly, which convened on January 12, 2011 and adjourned on February 26, 2011. The 2011 Budget Bill, as amended by the General Assembly, was submitted to the Governor for his approval. The Governor returned the amended bill to the General Assembly with 86 amendments for consideration at its oneday reconvened session held April 6, 2011. The General Assembly upheld all but 20 of the Governor's amendments. On May 2, 2011, the Governor vetoed one item and signed the bill. The 2011 Budget Bill became law on May 2, 2011, as Chapter 890 of the 2011 Virginia Acts of Assembly (the "2011 Appropriation Act").

Litigation. The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

Ratings of the Commonwealth's Securities. As of October, 2009, Standard & Poor's had rated the Commonwealth's general obligation bonds "AAA," Moody's had rated those bonds "Aaa" and Fitch had rated those bonds "AAA."

Commonwealth of Puerto Rico

A significant portion of the Fund may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

Puerto Rico, the fourth largest of the Caribbean islands, is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, the population of Puerto Rico was 3,725,789 in 2010, compared to 3,808,610 in 2000. Puerto Rico's constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. The relationship between the United States and Puerto Rico is referred to as commonwealth status.

The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner that has a voice in the House of Representatives but no vote (except in House committees and subcommittees to which he belongs). Most federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax. The official languages of Puerto Rico are Spanish and English.

Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. Puerto Rico's economy is closely linked to the United States economy. In fiscal year 2009 (which ended on June 30, 2009), the Commonwealth's gross national product (preliminary, in current dollars) was $62.8 billion, and personal income per capita (preliminary, in current dollars) was $14,905.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth's policy has been and continues to be to prudently manage the level of such debt within the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury (the "Treasury Department"), the Office of Management and Budget ("OMB") and Government Development Bank for Puerto Rico ("Government Development Bank" or "GDB"). The Department of the Treasury is responsible for collecting most of the Commonwealth's revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. OMB prepares the Commonwealth's budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

Economic Condition. Puerto Rico's economy is in a recession that began in the fourth quarter of fiscal year 2006. Although Puerto Rico's economy is closely linked to the United States economy, for fiscal years 2007, 2008 and 2009, Puerto Rico's real gross national product decreased by 1.2%, 2.8%, and 3.7%, respectively, while the United States economy grew at a rate of 1.8% and 2.8% during fiscal years 2007 and 2008, respectively, and contracted during fiscal year 2009 at a rate of 2.5%. According to the Puerto Rico Planning Board's (the "Planning Board") March 2010 projections, which take into account the preliminary results for fiscal year 2009, the economic impact of a delay in the disbursement of funds from the American Recovery and Reinvestment Act of 2009 ("ARRA"), and other economic factors, the gross national product for fiscal year 2010 was forecasted to contract by 3.6%. The gross national product for fiscal year 2011, however, is forecasted to grow by 0.4%.

Fiscal Condition.

Structural Budget Imbalance. Since 2000, the Commonwealth has experienced a structural imbalance between recurring government revenues and total expenditures. Prior to fiscal year 2009, the government bridged the deficit resulting from the structural imbalance through the use of non-recurring measures, such as borrowing from GDB or in the bond market, postponing the payment of various government expenses, such as payments to suppliers and utilities providers, and other one time measures such as the use of derivatives and borrowings collateralized with government owned real estate. Since March 2009, the government has taken multiple steps to address and resolve this structural imbalance. These steps are discussed below under "Economy-Fiscal Stabilization and Economic Reconstruction."

For fiscal year 2009, the deficit was $3.306 billion, consisting of the difference between total recurring revenues of $7.583 billion and total expenditures for such fiscal year of $10.890 billion. The estimated deficit is projected to be approximately $2.1 billion for fiscal year 2010 and approximately $1.0 billion for fiscal year 2011, as discussed below.

Results for Fiscal Year 2009. Total General Fund revenues for fiscal year 2009 were $7.583 billion, representing a decrease of $775.5 million, or 9.3%, from fiscal year 2008 revenues. Total expenditures for fiscal year 2009 were approximately $10.890 billion, consisting of $9.927 billion of total expenditures and approximately $962 million of other uses. Total expenditures of $10.890 billion represented an increase of approximately $1.402 billion, or 14.8%, of original budgeted expenditures and exceeded total General Fund revenues (excluding other financing sources) by $3.306 billion, or 43.6%.

During fiscal year 2009, the administration also faced an aggregate cash shortfall of $1.153 billion that, when added to the deficit, provides for approximately $4.459 billion in excess expenditures and cash shortfall. The difference between General Fund revenues and total expenditures for fiscal year 2009 was principally paid from proceeds of bond issues made by Puerto Rico Sales Tax Financing Corporation ("COFINA" by its Spanish-language acronym) and the restructuring of the corpus account of the Puerto Rico Infrastructure Financing Authority ("PRIFA") pursuant to the fiscal stabilization plan described below.

Preliminary Results for Fiscal Year 2010. Preliminary General Fund revenues for fiscal year 2010 (from July 1, 2009 to June 30, 2010) were $7.691 billion, a decrease of $19 million from the $7.710 billion of revenues for fiscal year 2009 and $21 million, or 0.3%, from the $7.670 billion of estimated revenues for fiscal year 2010. The major changes in revenues from fiscal year 2009 were a decrease of $258 million and $251.4 million in sales and use tax and withholding taxes from non-residents, respectively. The decrease in sales and use taxes was due to the assignment to COFINA of an additional 1.75% of the 5.5% Commonwealth sales and use tax while the decrease in withholding taxes from non-residents is due to a one time payment received in fiscal year 2009. These decreases were offset by an increase in property taxes of $226.5 million (which were not received in fiscal year 2009) and excise taxes of approximately $85 million, principally due to revenue raising measures implemented as part of Act. No. 7 of March 9, 2009, as amended ("Act 7"), discussed below. Income taxes from corporations also increased by $302 million due in part to increased enforcement initiatives.

Preliminary total expenditures for fiscal year 2010 amount to $9.833 billion, consisting of $7.670 billion of budgeted General Fund expenditures and approximately $2.163 billion of additional expenditures covered from COFINA bond issues, as part of a multi-year fiscal stabilization plan to achieve fiscal balance (see "Fiscal Stabilization Plan" below). Preliminary total expenditures were approximately $337 million, or 3.3%, below originally budgeted expenditures of $10.170 billion.

Preliminary Results for the First Five Months of Fiscal Year 2011. Preliminary General Fund revenues for the first five months of fiscal year 2011 (from July 1, 2010 to November 30, 2010) were $2.641 billion, a decrease of $51 million, or 1.9%, from $2.692 billion of revenues for the same period in the prior fiscal year and a decrease of $14.1 million, or 0.5%, from the original estimate of revenues of $2.655 billion made for budget purposes.

The decline in General Fund revenues is mainly due to a decrease of $113.4 million, $26.2 million, $70.7 million and $23.3 million in collections from income tax on corporations, withholding on non-residents, other non-tax revenues and federal excise taxes on off-shore shipments of rum, respectively. These declines were partially offset by increases of $146.5 million, $30.2 million and $18.3 million in collections from income tax on individuals, property taxes and excise taxes on cigarettes, respectively.

The decrease in corporate income taxes and withholding taxes from non-residents is due to current economic conditions. The decrease in federal excise taxes on off-shore shipments of rum was due to a delay in the approval of federal legislation extending the reimbursement rate per proof gallon. This legislation was approved in December 2010 and, in January 2011, the Commonwealth Government (the "Government") received from the federal government $50 million of such federal excise taxes on off-shore rum shipments related to the period from July through December 2010.

Fiscal Stabilization Plan. In January 2009, the administration, which gained control of the Executive and Legislative branches of government in the November 2008 elections, began to implement a multi-year plan designed to achieve fiscal balance, restore sustainable economic growth and safeguard the investment-grade ratings of the Commonwealth. The fiscal stabilization plan, which was generally contained in Act 7, sought to achieve budgetary balance, while addressing expected fiscal deficits in the intervening years through the implementation of a number of initiatives, including: (i) a gradual operating expense-reduction plan through reduction of operating expenses, including payroll, which is the main component of government expenditures, and the reorganization of the Executive Branch; (ii) a combination of temporary and permanent revenue raising measures, coupled with additional tax enforcement measures; and (iii) a bond issuance program through COFINA. The proceeds from the COFINA bond issuance program (which proceeds are held by GDB in an account referred to herein as the "Stabilization Fund") have been used to repay existing government debt (including debts with GDB), finance operating expenses for fiscal years 2008 through 2011, including costs related to the implementation of a workforce reduction plan, and fund an economic stimulus plan, as described below. These proceeds may also be used for fiscal year 2012, to the extent included in the government's annual budget for such fiscal year.

Unfunded Pension and Non-Pension Post-Employment Benefit Obligations and Funding Shortfalls of the Retirement Systems. One of the challenges every administration has faced during the past 20 years is how to address the growing unfunded pension benefit obligations and funding shortfalls of the three Government retirement systems (the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System) that are funded principally with government appropriations. As of June 30, 2009, the unfunded actuarial accrued liability (including basic and system administered benefits) for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was $17.092 billion, $6.564 billion and $273 million, respectively, and the funded ratios were 9.8%, 24.7% and 15.6%, respectively. According to preliminary actuarial valuations as of June 30, 2010, the unfunded actuarial accrued liability of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System increased to $17.834 billion, $7.058 billion and $283 million, respectively, the funded ratios of the Employees Retirement System and Teachers Retirement System decreased to 8.5% and 23.9%, respectively, and the funded ratio of the Judiciary Retirement System increased to 16.4%.

Based on current employer and member contributions to the retirement systems, the unfunded actuarial accrued liabilities will continue to increase significantly, with a corresponding decrease in the funded ratios, since the annual contributions are not sufficient to fund pension benefits, and thus, are also insufficient to amortize the unfunded actuarial accrued liabilities. Because annual benefit payments and administrative expenses of the retirement systems have been significantly larger than annual employer and member contributions, the retirement systems have been forced to use investment income, borrowings and sale of investment portfolio assets to cover funding shortfalls. The funding shortfall (basic system benefits, administrative expenses and debt service in excess of contributions) for fiscal year 2011 for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System is expected to be approximately $752 million, $274 million and $8 million, respectively. As a result, the assets of the retirement systems are expected to continue to decline.

Based on the assumptions used in the latest preliminary actuarial valuations, including the expected continued funding shortfalls: (i) the Employees Retirement System, the largest of the three retirement systems, would deplete its net assets (total assets less liabilities, including the principal amount of certain pension obligation bonds) by fiscal year 2014 and its gross assets by fiscal year 2019; (ii) the Teachers Retirement System would deplete its net and gross assets by fiscal year 2020; and (iii) the Judiciary Retirement System would deplete its net and gross assets by fiscal year 2018. The estimated years for depletion of the assets could vary depending on how actual results differ from the assumptions used in the actuarial valuations, as well as based on any future changes to the contribution and benefits structures of the retirement systems.

Since the Commonwealth and other participating employers are ultimately responsible for any funding deficiency in the three retirement systems, the depletion of the assets available to cover retirement benefits will require the Commonwealth and other participating employers to cover such funding deficiency. It is estimated that the Commonwealth would be responsible for approximately 74% of the combined funding deficiency of the three retirement systems, with the balance being the responsibility of the municipalities and participating public corporations.

The Commonwealth also provides non-pension post-employment benefits that consist of a medical insurance plan contribution. These benefits, which amounted to $114.2 million for fiscal year 2010, are funded on a pay-as-you-go basis from the General Fund and are valued using actuarial principles similar to the way that pension benefits are calculated. Based on preliminary actuarial valuations, as of June 30, 2010, the aggregate unfunded actuarial accrued liability of these benefits for the three retirement systems was $2.3 billion.

In order to address the growing unfunded pension and non-pension benefit obligations and funding shortfalls of the three government retirement systems, in February 2010, the Governor of Puerto Rico (the "Governor") established a special commission to make recommendations for improving the financial solvency of the retirement systems. The special commission submitted a report to the Governor on October 21, 2010. As of February 10, 2011, the individual recommendations made by the members of the special commission, which included increasing the amount of the employer and employee annual contributions and changing the benefits structure, were being analyzed with the intent of presenting a comprehensive, consensus legislation package during 2011. The Secretary of Labor, who chaired the special commission, was evaluating, in particular, proposing additional employer contributions to improve the funding ratio, the impact of special laws that have provided additional retirement benefits, and the impact on the system's cash flow of previously approved increases in the amount that members may borrow from the systems under various loan programs.

On July 2, 2010, the Government enacted Act No. 70 ("Act 70"), which is designed to reduce government expenditures by providing an early retirement window for eligible employees (who opted to retire by January 14, 2011 or during such other period that may be established by a designated committee) under a formula that results in a positive actuarial impact for the government's retirement systems. Employees that elected to participate in the program will receive retirement benefits based on a lower salary and a lower pension rate than what they would otherwise have been entitled to if they had continued in their employment until full vesting, but at a higher rate than what they would be entitled to based on their current years of service. Approximately 4,000 employees opted for early retirement under Act 70.

Because of the multi-year fiscal imbalances mentioned above, the Commonwealth is unable to make the actuarially recommended contributions to the retirement systems. If the Commonwealth fails to take action in the short-term to address the retirement systems' funding deficiency, the continued use of investment assets to pay benefits as a result of funding shortfalls and the resulting depletion of assets could adversely affect the ability of the retirement systems to meet the rates of return assumed in the actuarial valuations, which could in turn result in an earlier depletion of the retirement systems' assets and a significant increase in the unfunded actuarial accrued liability. Ultimately, since the Commonwealth's General Fund is required to cover a significant amount of the funding deficiency, the Commonwealth would have difficulty funding the annual required contributions unless it implements significant reforms to the retirement systems, obtains additional revenues, or takes other budgetary measures.

Ratings. Standard and Poor's rates Puerto Rico's general obligation debt at BBB-, with a stable outlook. Moody's rates the island's general obligation debt to A3, and it maintains a stable outlook.

Economic Reconstruction Plan. In fiscal year 2009, the administration began to implement a short-term economic reconstruction plan. The cornerstone of this plan was the implementation of federal and local economic stimulus programs. The Commonwealth was awarded approximately $6.8 billion in stimulus funds under the ARRA program, which was enacted by the U.S. government to stimulate the U.S. economy in the wake of the global economic downturn. Approximately $3.3 billion of the ARRA funds are allocated for consumer and taxpayer relief and the remainder are expected to be used to expand unemployment and other social welfare benefits, and spending in education, health care and infrastructure, among other measures. As of December 15, 2010, the Commonwealth had disbursed $4.3 billion in ARRA funds, or 63%, of awarded funds.

The administration has complemented the federal stimulus package with additional short and medium-term supplemental stimulus measures that seek to address local economic challenges and provide investment in strategic areas. These measures included a local $500 million economic stimulus plan to supplement the federal plan.

Economic Development Plan. The administration has also developed the Strategic Model for a New Economy, which is a comprehensive long-term economic development plan aimed at improving Puerto Rico's overall competitiveness and business environment and increasing private-sector participation in the Puerto Rico economy. As part of this plan, the administration enacted Act No. 161 of December 1, 2009, which overhauled the permitting and licensing process in Puerto Rico in order to provide for a leaner and more efficient process in order to foster economic development. The administration also enacted Acts No. 82 and 83 of July 19, 2010, which provide for a new energy policy that seeks to lower energy costs and reduce energy-price volatility by reducing Puerto Rico's dependence on fuel oil and the promotion of diverse, renewable-energy technologies. Moreover, the administration has proposed to adopt a comprehensive tax reform that takes into account the Commonwealth's current financial situation.

In addition, to further stimulate economic development and cope with the fiscal crisis, on June 8, 2009, the Legislative Assembly approved Act No. 29 establishing a clear public policy and legal framework for the establishment of public-private partnerships to finance and develop infrastructure projects and operate and manage certain public assets. During fiscal year 2010, the administration engaged various financial advisors to assist it in the evaluation and procurement of various projects in the energy, transportation, water and public school infrastructure sectors. During the fourth quarter of fiscal year 2010, the administration published desirability studies for four public-private partnership priority projects and commenced procurement for such projects. The administration has short-listed proponents for the toll roads and school infrastructure projects. Moreover, the administration has made substantial progress in the preparation of a public-private partnership procurement for the Luis Muñoz Marin International Airport.

The administration has also identified strategic initiatives to promote economic growth in various sectors of the economy where the Commonwealth has competitive advantages and several strategic/regional projects aimed at fostering balanced economic development throughout the Island. These projects, some of which are ongoing, include tourism and urban redevelopment projects.

Budget for Fiscal Year 2011. On July 2, 2010, the Governor signed the Commonwealth's central government budget for fiscal year 2011. The approved budget provides for total resources of $15.8 billion and total General Fund revenues of $8.134 billion, compared to preliminary General Fund revenues of $7.691 billion for fiscal year 2010. The budgeted General Fund revenues of $8.134 billion include base revenues of $7.691 billion, $302.5 million from tax enforcement and compliance measures, $110 million in expected revenues from the implementation of the property tax appraisal provisions included in Act No. 71 of July 2, 2010 and $30 million in additional revenues from casinos. The approved fiscal year 2011 budget provides for total expenditures of $9.134 billion, consisting of General Fund expenditures of $8.134 billion and additional expenditures of $1.0 billion that are expected to be covered from moneys deposited in the Stabilization Fund funded with the proceeds of a COFINA bond issue completed in June 2010. The budgeted total expenditures for fiscal year 2011 are $699 million, or 7.1%, lower than preliminary total expenditures of $9.833 billion for fiscal year 2010, and $1.756 billion, or 16%, lower than total expenditures of $10.890 billion for fiscal year 2009.

Economic Forecast for Fiscal Years 2010 and 2011. On March 10, 2010, the Planning Board released its revised gross national product forecast for fiscal year 2010 and its gross national product forecast for fiscal year 2011. The Planning Board revised its gross national product forecast for fiscal year 2010 from a projected growth of 0.7% to a contraction of 3.6%, both in constant dollars. The Planning Board's revised forecast for fiscal year 2010 took into account the estimated effects on the Puerto Rico economy of the Government's fiscal stabilization plan and the activity expected to be generated from the Government's local stimulus package. The revised forecast also considered the effect on the Puerto Rico economy of general and global economic conditions, the U.S. economy, the volatility of oil prices, interest rates and the behavior of local exports, including expenditures by visitors. The Planning Board's forecast for fiscal year 2011 projects an increase in gross national product of 0.4% in constant dollars. The forecast, however, did not take into account the activity expected to be generated from funds received or expected to be received by ARRA. The Planning Board's forecast for fiscal year 2011 took into account the estimated effect of the projected growth of the U.S. economy, tourism activity, personal consumption expenditures, federal transfers to individuals and the acceleration of investment in construction due to the Government's local stimulus package and the establishment of public-private partnerships.

According to the Household Survey, total employment for fiscal year 2010 averaged 1,102,700, a decrease of 65,500, or 5.6%, from the previous fiscal year. The unemployment rate for fiscal year 2010 was 16.0%, an increase from 13.4% for fiscal year 2009.

Forecast for Fiscal Years 2010 and 2011. On March 10, 2010, the Planning Board released its revised gross national product forecast for fiscal year 2010 and its gross national product forecast for fiscal year 2011. The Planning Board revised its gross national product forecast for fiscal year 2010 from a projected growth of 0.7% to a contraction of 3.6%, both in constant dollars. The Planning Board's revised forecast for fiscal year 2010 too into account the estimated effects on the Puerto Rico economy of the Government's fiscal stabilization plan and the activity expected to be generated from the Government's local stimulus package. The revised forecast also considered the effect on the Puerto Rico economy of general and global economic conditions, the U.S. economy, the volatility of oil prices, interest rates and the behavior of local exports, including expenditures by visitors. The Planning Board's forecast for fiscal year 2011 projects an increase in gross national product of 0.4% in constant dollars. The forecast, however, did not take into account the activity expected to be generated from funds received or expected to be received by the ARRA. The Planning Board's forecast for fiscal year 2011 took into account the estimated effect of the projected growth of the U.S. economy, tourism activity, personal consumption expenditures, federal transfers to individuals and the acceleration of investment in construction due to the Government's local stimulus package and the establishment of public-private partnerships.

Fiscal Year 2009. The Planning Board's preliminary reports on the performance of the Puerto Rico economy for fiscal year 2009 indicate that real gross national product decreased by 3.7% (an increase of 2.0% in current dollars) over fiscal year 2008. Nominal gross national product was $62.8 billion in fiscal year 2009 ($50 billion in 2005 prices), compared to $61.5 billion in fiscal year 2008 ($51.9 billion in 2005 prices). Aggregate personal income increased from $55.6 billion in fiscal year 2008 ($49 billion in 2005 prices) to $59 billion in fiscal year 2009 ($49.9 billion in 2005 prices), and personal income per capital increased from $14,080 in fiscal year 2008 ($12,410 in 2005 prices) to $14,905 in fiscal year 2009 ($12,589 in 2005 prices).

Among the variables contributing to the decrease in gross national product was the continuous contraction of the manufacturing and construction sectors. Due to Puerto Rico's dependence on oil for power generation and gasoline (in spite of its recent improvements in power-production diversification), the high level of oil prices accounted for an increased outflow of local income in fiscal year 2008. Although the situation improved significantly during fiscal year 2009, oil prices remained at relatively high levels and the impact of the increases of previous years were still felt in fiscal year 2009. The current difficulties associated with the financial crisis resulted in lower short-term interest rates, but this did not translate into a significant improvement in the construction sector due to the high level of inventory of residential housing units.

Guam

The island of Guam has an estimated population of 180,865. Its economy is driven by tourism and U.S. military activity. The government of Guam also receives significant support from the U.S. Treasury. Japan accounts for a substantial amount of Guam's tourism (78% of visitors), which makes the island's economy very sensitive to fluctuations in the Japanese economy. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam tourism. Combined with a typhoon in 1997, a super-typhoon in 2002, the September 11, 2001 terrorist attacks ("9/11"), Severe Acute Respiratory Syndrome (SARS) and the war in Iraq, tourism declined in the early to mid-part of this decade. However, tourism has seen improvement in recent years, helped by favorable weather and a steadying Japanese economy. In August 2007, visitor arrivals hit the highest mark since 9/11 and calendar year 2007 arrivals increased 1.1% from 2006. However, since then, arrivals have dropped off which Guam attributes to the global recession. In 2008, visitors declined 6.8% and in 2009, visitors declined 7.8%. Guam started seeing improvement in 2010 with year-over-year growth of 4.4% as of July 2010. The largest segment of Guam's tourist base comes from Japan and there could be some declines in the number of Japanese tourists to Guam as Japan continues to recover from the March 2011 earthquake and tsunami.

Employment has been quite volatile on Guam since 1998. Total employment reached a peak of 62,350 in March of 1999. Small increases followed in 2000 and 2001, but then employment fell by nearly 10% in early 2002. Employment slowly increased, reaching 60,840 in December 2008 and 61,220 in December 2009. Through June 2010, employment showed year-over-year increase of 1,900 jobs. Guam believes job growth will be up for 2010 as tourism has picked up which combined with construction increases should result in improvement. The unemployment rate remains high and was 9.3% in September 2009, the last time it was calculated by the U.S. Bureau of Labor Statistics.

The U.S. military presence on Guam has always been a positive contributor to the economy. Its strategic location close to Asia has increased its importance in the overall military strategy of the U.S. As a result, the U.S. government is in the process of a significant buildup of personnel and facilities on Guam. The Marines are planning to relocate some 8,000 Marines and their 9,000 dependents to Guam from Okinawa, Japan by 2014, and the U.S. Navy has stationed several submarines and carrier strike forces on the island. This planned growth would require a substantial amount of new facilities, upgrades to existing facilities and infrastructure improvements, possibly totaling as much as $10 billion. The short- and long-term implications of this growth are expected to be positive.

Guam's overall financial condition has deteriorated due to a slew of misfortunes and mismanagement. Natural disasters, the economic crisis in Japan, and the events of 9/11 have all contributed to Guam's financial hardship. Guam has seen negative financial results for most of the past decade. As a result, its fiscal year 2007 accumulated deficit had grown to almost $523 million. Guam has seen some recent improvement in its financial condition. Guam was able to post a small surplus in fiscal year 2007 followed by larger ones in fiscal year 2008 and 2009. This is a step in the right direction for Guam, but its accumulated deficit is still huge. It is also worth noting that the surpluses are partially the result of bonding out portions of its deficit fund balance. Guam's original budget for fiscal year 2010 projected a $132 million surplus. But after a tax credit revenue deferral of $29.2 million, it expected a $16 million deficit. It has a large unfunded liability in its pension fund and a large liability to its residents for unpaid tax refunds. The government issued debt in 2007 to fund some of these liabilities, restructure debt and pay debt service on current obligations for which cash was not available. Guam has identified several steps that can be taken to improve its financial condition, but successful implementation is uncertain. The expected economic boost from the military buildup could also improve the territory's financial picture, but it is unclear whether Guam will be able to erase this deficit in the foreseeable future. A new governor was elected in 2010 and took office in January 2011.

As of April 2011, S&P has assigned a rating of B+ to Guam's general obligation debt with a stable outlook.

U.S. Virgin Islands

Approximately 117,000 people reside in the U.S. Virgin Islands, which include 70 small islands and cays. In 2009, the U.S. Virgin Islands saw unemployment of 7.7% which was slightly lower than the 2008 level of 8.0%. Wealth levels remain significantly below those realized in the United States, although per capita income has been increasing steadily. The economy of the U.S. Virgin Islands is driven by tourism, which typically accounts for approximately 80% of gross domestic product and a significant share of employment. The local tourism industry was hit hard after the events of 9/11, but tourism activity experienced a modest recovery beginning in 2004. Recovery halted in 2009 due to the global financial crisis, and total visitor arrivals decreased by 7.9% during the year. Visitor arrivals have seen some recovery and through May 2010 visitor arrivals had increased 14.1% over 2009. The majority of the islands' visitors arrive via cruise ships, and total cruise ship arrivals decreased by 9.9% in 2009. Hotel occupancy rates had been above 60% since 2004, including average rates of 60.0% in 2008 and 64.6% in 2007. In 2009, hotel occupancy declined to 56.2%. Private sector jobs comprise approximately 70% of all non-farm jobs, led by leisure & hospitality services and trade. Manufacturing represents approximately 5.0% of employment, and construction represents approximately 5.5%.

The U.S. Virgin Islands government carries a large public sector payroll and taxes continue to account for a huge share of General Fund revenues. In fiscal year 2008, taxes represented 91.6% of revenues. Recent financial performance has improved significantly following numerous years of budget imbalances. In fiscal year 2007 the General Fund balance declined by $218.6 million and again declined in fiscal year 2008 by 63.9 million to 154.7 million. This ending fund balance equaled 18.9% of expenditures. Expenditures remain extremely high, but after years of significant growth, total expenditures declined by 2.9%. Securitized tax revenues have been sufficient to cover debt service and supplement the General Fund, and the fund balance should remain strong under these conditions. Financial results for fiscal years 2009 and 2010 are not available at this time.

In October 1999, the government and the U.S. Department of Interior entered into a Memorandum of Understanding stipulating that federal grants would be awarded contingent on several financial performance and accountability standards being met that demonstrate improvement in the economic and financial condition of the islands. In recent years, the government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting health care costs, hiring freezes, and a reduction in overtime.

Northern Mariana Islands

The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. As a result, the islands were able to build a large garment industry which at one time encompassed 40% of the economy, and its rapid growth from 1980-1995 helped put the Commonwealth of the Northern Mariana Islands (CNMI) at the top of the list of economic growth worldwide. Critical to this growth was duty-free access to U.S. markets and local authority over immigration and the minimum wage. However, in 2005 when the World Trade Organization (WTO) eliminated quotas on apparel imports from other textile producing countries, the CNMI lost their main competitive advantage. In 2007, the CNMI's immigration and minimum wage laws were federalized. The CNMI must now follow all U.S. immigration and minimum wage laws. The minimum wage which was $3.05 will be increased by $0.50 each year until 2015 when it reaches the current U.S. minimum wage. This has raised the production costs to a level that renders the garment industry uncompetitive. Also, under new immigration laws, all non-U.S. born residents must leave the CNMI by 2012 unless they qualify for a working visa. As a result of these changes, the garment industry started a rapid decline which has affected jobs, population, income and government revenues.

Tourism, now the main economic driver other than government, continues to weaken. The CNMI continues its heavy dependence on Asian markets for tourism. In 2008, 51% of visitors were from Japan, 26% from Korea and 12% from Russia and China. Tourism hit its high in 2004 with 589,000 visitors. However, arrivals dropped by 30% by 2008 to 408,000 largely due to the loss of direct flights from Japan. To diversify its visitor base, the CNMI has been targeting Russia and China. Tourism is showing some signs of improvement. Arrivals as of November 2010 were up 18% compared to a year earlier, but it is important to note that this is still 14% below what it was in November 2008. Tourists from Japan are a significant part of the tourism base in the CNMI, and the March 2011 earthquake and tsunami and tourist numbers could decline as Japan continues to recover.

The CNMI financials have been in a deficit position since 1994. At the end of fiscal year 2009, the commonwealth had an accumulated deficit of $273 million. In fiscal year 2009, revenues were under budget by 11.8% as a result of economic weakness. The large accumulated deficit was created from years of deficit operations resulting from both incorrect revenue and expenditure assumptions and the consequences from not adopting a budget. The CNMI has a history of not adopting budgets which means it spends at the prior budget's levels, which in some cases were four years old. As a result it was spending more than it collected in revenue. As a result of the significant deficits, the CNMI is often forced to forego funding its retirement to meet cash obligations. The elimination of retirement funding has also left the pension fund grossly underfunded.

The population of all the islands combined was estimated at 59,220 in 2007, a 16% decrease from the 2004 high.

As of April 2011, Moody's rated the Commonwealth B2 and S&P rates it B+.

Appendix C

Municipal Bond Ratings Definitions

Below are summaries of the rating definitions used by the nationally recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers "1", "2" and "3" to each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

US MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation; and
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', and 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Rochester Arizona Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Arizona Municipal Fund, including the statement of investments, as of March 31, 2011, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Arizona Municipal Fund as of March 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG llp
Denver, Colorado
May 16, 2011

STATEMENT OF INVESTMENTS March 31, 2011

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—116.2%
Arizona—77.6%
$200,000	Apache County, AZ IDA (Tucson Electric Power Company)	5.850%	03/01/2028	$195,582
80,000	Apache County, AZ IDA (Tucson Electric Power Company)	5.875	03/01/2033	77,901
30,000	AZ Capital Facilities Finance Corp. (Arizona State University)[1]	6.000	09/01/2015	30,123
25,000	AZ Health Facilities Authority (FSMC/SMC Obligated Group)[1]	5.250	10/01/2026	24,182
35,000	AZ Health Facilities Authority (Northern Arizona Healthcare)[1]	5.250	10/01/2016	35,043
25,000	AZ Pronghorn Ranch Community Facilities District[1]	7.000	07/15/2027	23,343
250,000	AZ State University (Board of Regents)[1]	5.375	07/01/2031	254,260
75,000	AZ State University COP (Downtown Campus/Mercado)	5.350	07/01/2012	75,272
15,000	AZ State University COP (Downtown Campus/Mercado)	5.625	07/01/2015	15,057
40,000	AZ State University COP (Downtown Campus/Mercado)[1]	5.750	07/01/2017	40,156
315,000	Casa Grande, AZ IDA (Casa Grande Regional Medical Center)[1]	7.000	12/01/2015	313,110
90,000	Casa Grande, AZ IDA (Casa Grande Regional Medical Center)[1]	7.000	12/01/2017	88,119
300,000	Centerra, AZ Community Facilities District[1]	5.150	07/15/2031	214,521
325,000	Centerra, AZ Community Facilities District[1]	6.625	07/15/2032	278,138
7,402	Central AZ Irrigation & Drain District[1]	6.000	06/01/2016	7,404
20,000	Cochise County, AZ IDA (Sierra Vista Community Hospital)[1]	6.750	12/01/2026	19,142
10,000	Cochise County, AZ Unified School District No. 21 (St. David)[1]	5.000	07/01/2017	10,029
660,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.125	07/15/2027	597,188
1,000,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.200	07/15/2032	877,060
1,000,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.750	07/01/2032	780,540
521,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)[1]	5.550	07/01/2022	410,032
461,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)[1]	5.700	07/01/2027	336,387
500,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)[1]	5.800	07/01/2032	345,965
90,000	Festival Ranch, AZ Community Facilities District[1]	5.000	07/01/2026	67,413
90,000	Festival Ranch, AZ Community Facilities District[1]	5.000	07/01/2032	61,848
195,000	Festival Ranch, AZ Community Facilities District[1]	5.300	07/15/2031	160,811

Principal
Amount		Coupon	Maturity	Value

Arizona Continued
$250,000	Festival Ranch, AZ Community Facilities District[1]	5.800%	07/15/2032	$218,513
40,000	Gila County, AZ IDA (Cobre Valley Community Hospital)[1]	6.100	12/01/2025	28,337
200,000	Gilbert, AZ Improvement District No. 20[1]	5.100	01/01/2027	201,322
260,000	Gladden Farms, AZ Community Facilities District[1]	5.350	07/15/2027	221,590
500,000	Gladden Farms, AZ Community Facilities District[1]	5.450	07/15/2032	410,055
25,000	Gladden Farms, AZ Community Facilities District[1]	6.375	07/15/2025	24,079
80,000	Glendale, AZ Western Loop Public Facilities[1]	6.125	07/01/2027	82,392
500,000	Goodyear, AZ Community Facilities General District No. 1[1]	5.200	07/15/2025	471,080
300,000	Goodyear, AZ IDA Water & Sewer[1]	5.500	07/01/2041	289,275
225,000	Goodyear, AZ IDA Water & Sewer (Litchfield Park Service Company)[1]	6.750	10/01/2031	201,380
125,000	Maricopa County & Phoenix, AZ IDA (Single Family)[1]	5.800	07/01/2040	127,634
60,000	Maricopa County, AZ IDA (Catholic Healthcare)[1]	5.000	07/01/2021	60,002
30,000	Maricopa County, AZ IDA (Chaparral City Water Company)[1]	5.300	12/01/2022	28,936
285,000	Maricopa County, AZ IDA (Citizens Utilities Company)[1]	6.200	05/01/2030	240,386
25,000	Maricopa County, AZ IDA (Mayo Clinic Scottsdale)[1]	5.250	11/15/2037	24,998
1,025,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	05/01/2031	743,504
25,000	Maricopa County, AZ IDA (Whispering Palms Apartments)[1]	5.850	07/01/2019	21,203
220,000	Maricopa County, AZ IDA (Whispering Palms Apartments)[1]	5.900	07/01/2029	159,386
10,000	Maricopa County, AZ Pollution Control (El Paso Electric Company)[1]	7.250	02/01/2040	10,829
455,000	Marley Park, AZ Community Facilities District[1]	6.000	07/15/2026	386,491
685,000	Marley Park, AZ Community Facilities District[1]	6.100	07/15/2032	555,816
1,750,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	7.400	07/15/2033	1,640,590
1,005,000	Merrill Ranch, AZ Community Facilities District No. 2[1]	6.250	07/15/2035	956,760
25,000	Mesa, AZ IDA (Arizona State University East/Maricopa College)[1]	6.000	07/01/2021	23,839
60,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.000	07/01/2025	55,347
1,360,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.000	07/01/2032	1,175,652
600,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.000	07/01/2032	518,670
310,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.250	07/01/2032	276,306
845,000	Mohave County, AZ IDA (Mohave Prison)[1]	7.500	05/01/2019	911,113
500,000	Palm Valley, AZ Community Facility District No. 3[1]	5.800	07/15/2032	390,430
50,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.350	07/15/2031	37,165

Principal
Amount		Coupon	Maturity	Value

Arizona Continued
$10,000	Peoria, AZ Improvement District[1]	7.200%	01/01/2012	$10,230
25,000	Phoenix, AZ Civic Improvement Corp. Airport, Series B1	5.250	07/01/2032	23,490
15,000	Phoenix, AZ Hsg. Finance Corp.[1]	6.900	01/01/2023	15,023
450,000	Phoenix, AZ IDA (Career Success Schools)[1]	6.125	01/01/2020	428,166
250,000	Phoenix, AZ IDA (Career Success Schools)[1]	7.000	01/01/2029	235,243
350,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[1]	6.250	07/01/2036	260,887
1,000,000	Phoenix, AZ IDA (Gourmet Boutique West)[1]	5.875	11/01/2037	642,440
25,000	Phoenix, AZ IDA (John C. Lincoln Hospital & Health Center)	5.500	12/01/2011	25,088
100,000	Phoenix, AZ IDA (John C. Lincoln Hospital & Health Center)[1]	5.500	12/01/2013	100,271
40,000	Phoenix, AZ Street & Highway	6.100	07/01/2011	40,178
170,000	Pima County, AZ IDA (Arizona Charter School)[1]	6.500	07/01/2023	162,255
10,000	Pima County, AZ IDA (Arizona Charter School)[1]	6.750	07/01/2031	9,258
500,000	Pima County, AZ IDA (Center for Academic Success)[1]	5.500	07/01/2037	384,970
15,000	Pima County, AZ IDA (Charter Schools)[1]	6.375	07/01/2031	13,276
160,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050	01/01/2037	132,029
1,100,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)[1]	6.375	06/01/2036	853,578
135,000	Pima County, AZ IDA (Horizon Community Learning Center)[1]	5.250	06/01/2035	105,552
170,000	Pima County, AZ IDA (International Studies Academy)[1]	6.750	07/01/2031	157,383
275,000	Pima County, AZ IDA (Metro Police Facility)[1]	5.375	07/01/2039	264,737
500,000	Pima County, AZ IDA (Paradise Education Center)[1]	6.100	06/01/2045	404,405
15,000	Pima County, AZ IDA (Phoenix Advantage Charter School)	5.500	07/01/2033	7,857
500,000	Pima County, AZ IDA (Providence Day School)[1]	5.125	12/01/2040	395,845
125,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.750	12/01/2037	94,389
150,000	Pima County, AZ IDA (Tucson Country Day School)[1]	5.000	06/01/2037	107,003
2,140,000	Pima County, AZ IDA (Tucson Electric Power Company)	6.100	09/01/2025	2,139,872
100,000	Pima County, AZ IDA (Tucson Electric Power Company)[1]	6.375	09/01/2029	100,189
150,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	5.750	12/01/2032	118,725
500,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	6.550	12/01/2037	430,215
1,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	7.500	12/01/2038	955,460
467,000	Prescott Valley, AZ Southside Community Facilities District No. 1[1]	7.250	07/01/2032	405,244
415,000	Quail Creek, AZ Community Facilities District[1]	5.150	07/15/2016	399,649
1,000,000	Quailwood Meadows, AZ Community Facilities District[1]	6.000	07/15/2022	895,390

Principal
Amount		Coupon		Maturity	Value

Arizona Continued
$850,000	Quailwood Meadows, AZ Community Facilities District[1]	6.125%		07/15/2029	$710,218
1,160,000	Salt Verde, AZ Financial Corp.[1]	5.250		12/01/2028	1,057,671
190,000	Scottsdale, AZ IDA (SHH/SHC/SHRC/SCIC Obligated Group)[1]	5.250		09/01/2030	178,752
1,000,000	Show Low Bluff, AZ Community Facilities District[1]	5.600		07/01/2031	717,400
445,000	Show Low Bluff, AZ Community Facilities District[1]	5.875		07/15/2032	350,883
2,000,000	Tartesso West, AZ Community Facilities District[1]	5.900		07/15/2032	1,582,080
140,000	Tucson & Pima Counties, AZ IDA (Single Family Mtg.)[1]	6.000		07/01/2021	142,153
80,000	Tucson, AZ IDA (Joint Single Family Mtg.)[1]	5.000		01/01/2039	77,611
5,000	Tucson, AZ Improvement District (Civano Neighborhood Phase 1)[1]	5.000		01/01/2015	5,011
15,000	Tucson, AZ Improvement District (Civano Neighborhood Phase 1)[1]	5.000		01/01/2018	15,021
25,000	University Arizona Medical Center Corp. (University Medical Center)[1]	5.000		07/01/2021	24,114
50,000	University Arizona Medical Center Corp. (University Medical Center)[1]	5.000		07/01/2033	42,913
225,000	Verrado, AZ Community Facilities District No. 1[1]	6.500		07/15/2027	199,762
10,000	Via Linda, AZ Road Community Facilities District Scottsdale[1]	5.650		07/15/2018	9,523
225,000	Vistancia, AZ Community Facilities District[1]	6.750		07/15/2022	231,183
975,000	Westpark, AZ Community Facilities District[1]	5.250		07/15/2031	714,948
180,000	Westpark, AZ Community Facilities District[1]	5.300		07/15/2022	151,634
1,535,000	Westpark, AZ Community Facilities District[1]	5.450		07/15/2032	1,143,913
300,000	Yuma County, AZ IDA (Water & Sewer)[1]	6.375		12/01/2037	255,636
90,000	Yuma County, AZ IDA (Water & Sewer)[1]	6.500		12/01/2017	85,609

					33,846,038

U.S. Possessions—38.6%
200,000	Guam GO1	6.750		11/15/2029	202,452
300,000	Guam GO1	7.000		11/15/2039	308,556
200,000	Guam Power Authority, Series A1	5.500		10/01/2030	188,158
6,778,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	11.002	[2]	06/01/2057	118,479
595,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	525,867
15,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	12,233
33,225,000	Puerto Rico Children’s Trust Fund (TASC)	6.723	[2]	05/15/2050	1,018,346
12,000,000	Puerto Rico Children’s Trust Fund (TASC)	8.101	[2]	05/15/2055	179,160
750,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	763,298
105,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	102,499
400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	372,916

Principal
Amount		Coupon	Maturity	Value

U.S. Possessions Continued
$1,165,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500%	10/01/2037	$1,020,924
20,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	02/01/2019	19,592
250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	02/01/2029	213,713
515,000	Puerto Rico Port Authority (American Airlines), Series A	6.250	06/01/2026	410,120
500,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2031	512,705
1,050,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	1,104,012
9,500,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.250	08/01/2057	8,868,695
250,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	258,905
500,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.750	08/01/2057	501,724
140,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125	07/01/2022	131,901

				16,834,255

Total Investments, at Value (Cost $57,971,133)—116.2%				50,680,293
Liabilities in Excess of Other Assets—(16.2)				(7,079,720)

Net Assets—100.0%				$43,600,573

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of the accompanying Notes.

2.	Zero coupon bond reflects effective yield on the date of purchase.

3.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently transferred to a trust. See Note 1 of the accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$—	$33,846,038	$—	$33,846,038
U.S. Possessions	—	16,834,255	—	16,834,255

Total Assets	$—	$50,680,293	$—	$50,680,293

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation
FSMC	Flagstaff Medical Center
GO	General Obligation
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs	Residual Long Options
SCIC	Scottsdale Captive Insurance Company
SHC	Scottsdale Healthcare Corp.
SHH	Scottsdale Healthcare Hospitals
SHRC	Scottsdale Healthcare Realty Corp.
SMC	Sedona Medical Center
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

STATEMENT OF ASSETS AND LIABILITIES March 31, 2011

Assets
Investments, at value (cost $57,971,133)—see accompanying statement of investments	$50,680,293
Cash	459,321
Receivables and other assets:
Interest	815,300
Investments sold	5,000
Shares of beneficial interest sold	1,365
Other	54,479

Total assets	52,015,758

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	6,660,000
Payable on borrowings (See Note 5)	1,600,000
Dividends	57,289
Distribution and service plan fees	26,698
Shareholder communications	14,785
Transfer and shareholder servicing agent fees	2,505
Shares of beneficial interest redeemed	2,417
Trustees’ compensation	2,132
Interest expense on borrowings	323
Other	49,036

Total liabilities	8,415,185

Net Assets	$43,600,573

Composition of Net Assets
Par value of shares of beneficial interest	$4,279
Additional paid-in capital	55,255,673
Accumulated net investment income	685,224
Accumulated net realized loss on investments	(5,053,763)
Net unrealized depreciation on investments	(7,290,840)

Net Assets	$43,600,573

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $32,082,818 and 3,148,125 shares of beneficial interest outstanding)	$10.19
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.70

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,337,829 and 229,667 shares of beneficial interest outstanding)	$10.18

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,179,926 and 901,212 shares of beneficial interest outstanding)	$10.19

STATEMENT OF OPERATIONS For the Year Ended March 31, 2011

Investment Income
Interest	$3,410,483

Expenses
Management fees	256,498
Distribution and service plan fees:
Class A	84,541
Class B	21,879
Class C	104,035
Transfer and shareholder servicing agent fees:
Class A	20,243
Class B	2,001
Class C	6,490
Shareholder communications:
Class A	18,934
Class B	1,574
Class C	5,872
Borrowing fees	155,837
Legal, auditing and other professional fees	47,824
Interest expense and fees on short-term floating rate notes issued (See Note 1)	13,506
Interest expense on borrowings	13,237
Administration service fees	1,500
Custodian fees and expenses	898
Trustees’ compensation	790
Other	6,756

Total expenses	762,415
Less waivers and reimbursements of expenses	(112,033)

Net expenses	650,382

Net Investment Income	2,760,101

Realized and Unrealized Loss

Net realized loss on investments	(133,613)
Net change in unrealized appreciation/depreciation on investments	(3,473,778)

Net Decrease in Net Assets Resulting from Operations	$(847,290)

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2011	2010
Operations
Net investment income	$2,760,101	$2,343,402
Net realized loss	(133,613)	(1,193,683)
Net change in unrealized appreciation/depreciation	(3,473,778)	9,574,877

Net increase (decrease) in net assets resulting from operations	(847,290)	10,724,596

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,095,732)	(1,816,022)
Class B	(118,596)	(43,165)
Class C	(563,288)	(369,161)

	(2,777,616)	(2,228,348)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	3,862,402	2,822,363
Class B	1,193,344	947,447
Class C	1,143,221	3,703,542

	6,198,967	7,473,352

Net Assets
Total increase	2,574,061	15,969,600
Beginning of period	41,026,512	25,056,912

End of period (including accumulated net investment income of $685,224 and $702,739, respectively)	$43,600,573	$41,026,512

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2011

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(847,290)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(19,555,795)
Proceeds from disposition of investment securities	10,877,606
Short-term investment securities, net	(98,185)
Premium amortization	104,300
Discount accretion	(241,481)
Net realized loss on investments	133,613
Net change in unrealized appreciation/depreciation on investments	3,473,778
Change in assets:
Decrease in receivable for securities sold	40,000
Increase in interest receivable	(41,277)
Increase in other assets	(43,562)
Change in liabilities:
Decrease in other liabilities	(1,742)
Decrease in payable for securities purchased	(1,446,979)

Net cash used in operating activities	(7,647,014)

Cash Flows from Financing Activities
Proceeds from bank borrowings	23,800,000
Payments on bank borrowings	(26,600,000)
Proceeds from short-term floating rate notes issued	6,660,000
Proceeds from shares sold	23,214,093
Payments on shares redeemed	(18,799,156)
Cash distributions paid	(810,350)

Net cash provided by financing activities	7,464,587
Net decrease in cash	(182,427)
Cash, beginning balance	641,748

Cash, ending balance	$459,321

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,956,626.
Cash paid for interest on bank borrowings—$13,928.
Cash paid for interest on short-term floating rate notes issued—$13,506.

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$10.88	$8.32	$12.23	$14.30	$13.80

Income (loss) from investment operations:
Net investment income[2]	.66	.72	.78	.82	.37
Net realized and unrealized gain (loss)	(.68)	2.52	(4.01)	(2.23)	.39

Total from investment operations	(.02)	3.24	(3.23)	(1.41)	.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.67)	(.68)	(.68)	(.66)	(.26)

Net asset value, end of period	$10.19	$10.88	$8.32	$12.23	$14.30

Total Return, at Net Asset Value[3]	(0.36)%	40.05%	(27.14)%	(10.15)%	5.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,083	$30,789	$21,065	$28,388	$10,308

Average net assets (in thousands)	$34,022	$26,453	$26,349	$22,842	$6,676

Ratios to average net assets:[4]
Net investment income	6.12%	7.22%	7.40%	6.15%	5.52%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.04%	1.02%	0.99%	0.98%	2.60%
Interest and fees from borrowings	0.36%	0.41%	0.70%	1.06%	0.28%
Interest and fees on short-term floating rate notes issued[5]	0.03%	—	0.26%	0.59%	0.14%

Total expenses	1.43%	1.43%	1.95%	2.63%	3.02%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.19%	1.12%	1.06%	1.39%	0.94%

Portfolio turnover rate	22%	9%	44%	53%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

FINANCIAL HIGHLIGHTS

Class B Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$10.87	$8.32	$12.22	$14.29	$13.80

Income (loss) from investment operations:
Net investment income[2]	.58	.62	.70	.72	.31
Net realized and unrealized gain (loss)	(.68)	2.54	(4.00)	(2.23)	.39

Total from investment operations	(.10)	3.16	(3.30)	(1.51)	.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.61)	(.60)	(.56)	(.21)

Net asset value, end of period	$10.18	$10.87	$8.32	$12.22	$14.29

Total Return, at Net Asset Value[3]	(1.12)%	38.87%	(27.64)%	(10.84)%	5.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,338	$1,329	$228	$164	$80

Average net assets (in thousands)	$2,193	$740	$277	$138	$44

Ratios to average net assets:[4]
Net investment income	5.36%	6.02%	6.83%	5.34%	4.56%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.82%	2.05%	1.98%	3.22%	11.35%
Interest and fees from borrowings	0.36%	0.41%	0.70%	1.06%	0.28%
Interest and fees on short-term floating rate notes issued[5]	0.03%	—	0.26%	0.59%	0.14%

Total expenses	2.21%	2.46%	2.94%	4.87%	11.77%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.93%	1.94%	1.81%	2.14%	1.69%

Portfolio turnover rate	22%	9%	44%	53%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class C Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$10.87	$8.32	$12.22	$14.29	$13.80

Income (loss) from investment operations:
Net investment income[2]	.58	.63	.70	.72	.29
Net realized and unrealized gain (loss)	(.67)	2.53	(4.00)	(2.23)	.41

Total from investment operations	(.09)	3.16	(3.30)	(1.51)	.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.61)	(.60)	(.56)	(.21)

Net asset value, end of period	$10.19	$10.87	$8.32	$12.22	$14.29

Total Return, at Net Asset Value[3]	(1.02)%	38.89%	(27.63)%	(10.84)%	5.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,180	$8,909	$3,764	$3,811	$1,284

Average net assets (in thousands)	$10,428	$6,171	$4,322	$2,997	$411

Ratios to average net assets:[4]
Net investment income	5.36%	6.30%	6.72%	5.38%	4.39%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.80%	1.88%	2.04%	1.94%	4.20%
Interest and fees from borrowings	0.36%	0.41%	0.70%	1.06%	0.28%
Interest and fees on short-term floating rate notes issued[5]	0.03%	—	0.26%	0.59%	0.14%

Total expenses	2.19%	2.29%	3.00%	3.59%	4.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.94%	1.90%	1.81%	2.14%	1.69%

Portfolio turnover rate	22%	9%	44%	53%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Arizona Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Arizona state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $6,660,000 as of March 31, 2011, which represents 12.80% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At March 31, 2011, municipal bond holdings with a value of $9,370,419 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $6,660,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.

At March 31, 2011, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$170,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	13.192%	8/1/57	$171,724
3,170,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	12.126	8/1/57	2,538,695

				$2,710,419

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 25 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2011, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $6,660,000.
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$753,494	$—	$5,126,546	$7,218,057

1.	As of March 31, 2011, the Fund had $4,851,396 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2011, details of the capital loss carryforwards were as follows:

Expiring

2016	$117,136
2017	1,909,891
2018	2,824,369

Total	$4,851,396

2.	As of March 31, 2011, the Fund had $275,150 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended March 31, 2011, the Fund utilized $37,519 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

Distributions paid from:
Exempt-interest dividends	$2,768,026	$2,218,717
Ordinary income	9,590	9,631

Total	$2,777,616	$2,228,348

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$51,140,339 [1]

Gross unrealized appreciation	$585,097
Gross unrealized depreciation	(7,803,154)

Net unrealized depreciation	$(7,218,057)

1.	The Federal tax cost of securities does not include cost of $6,758,011, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$58
Payments Made to Retired Trustees	128
Accumulated Liability as of March 31, 2011	1,018
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	1,449,669	$15,914,426	1,616,829	$16,248,027
Dividends and/or distributions reinvested	148,483	1,604,775	94,497	949,678
Redeemed	(1,280,007)	(13,656,799)	(1,413,011)	(14,375,342)

Net increase	318,145	$3,862,402	298,315	$2,822,363

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class B
Sold	137,220	$1,505,066	100,373	$1,001,192
Dividends and/or distributions reinvested	6,682	72,694	3,532	36,523
Redeemed	(36,509)	(384,416)	(9,032)	(90,268)

Net increase	107,393	$1,193,344	94,873	$947,447

Class C
Sold	499,851	$5,522,618	488,097	$4,923,786
Dividends and/or distributions reinvested	25,894	279,157	16,220	163,097
Redeemed	(443,785)	(4,658,554)	(137,641)	(1,383,341)

Net increase	81,960	$1,143,221	366,676	$3,703,542

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$19,555,795	$10,877,606
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2011, the Fund paid $27,680 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2011 were as follows:

Class B	$91,515
Class C	124,207
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2011	$58,244	$—	$4,085	$6,825
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2011, the Manager reimbursed $80,815, $6,172 and $25,046 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1 (Inverse Floating Rate Securities). The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2386% as of March 31, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2011 equal 0.35% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2011, the Fund had borrowings outstanding at an interest rate of 0.2386%. Details of the borrowings for the year ended March 31, 2011 are as follows:

Average Daily Loan Balance	$4,113,699
Average Daily Interest Rate	0.3164%
Fees Paid	$199,798
Interest Paid	$13,928
6. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended March 31, 2011 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments. The Fund executed no transactions under the Facility during the year ended March 31, 2011.
7. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
8. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Rochester Maryland Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Maryland Municipal Fund, including the statement of investments, as of March 31, 2011, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Maryland Municipal Fund as of March 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG llp
Denver, Colorado
May 16, 2011

STATEMENT OF INVESTMENTS March 31, 2011

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—116.0%
Maryland—57.8%
$20,000	Anne Arundel County, MD Solid Waste	5.300%	09/01/2011	$20,075
40,000	Anne Arundel County, MD Solid Waste[1]	5.400	09/01/2013	40,114
500,000	Anne Arundel County, MD Special Obligation (National Business Park-North)	6.100	07/01/2040	457,510
25,000	Baltimore, MD Convention Center[1]	5.500	09/01/2014	25,087
5,000	Baltimore, MD GO	5.000	10/15/2015	5,018
1,734,000	Baltimore, MD Special Obligation (North Locust Point)[1]	5.500	09/01/2034	1,478,825
3,935,000	Brunswick, MD Special Obligation (Brunswick Crossing)[1]	5.500	07/01/2036	2,749,148
20,000	Dawson-Adams, MD Devel. Corp. (Co-Op Hsg.)	7.375	11/01/2014	20,072
10,000	Dawson-Adams, MD Devel. Corp. (Co-Op Hsg.)	7.375	11/01/2019	10,036
125,000	Frederick County, MD Economic Devel. (YMCA of Frederick)[1]	6.000	10/01/2023	106,254
2,000,000	Frederick County, MD Educational Facilities (Mount St. Mary’s College)[1]	5.000	09/01/2030	1,658,180
200,000	Frederick County, MD Educational Facilities (Mount St. Mary’s College)[1]	5.625	09/01/2038	171,172
15,000	Frederick County, MD Special Obligation (Lake Linganore)	5.700	07/01/2029	13,360
10,000	Frederick, MD (Carrollton Apartments)	5.650	09/01/2013	10,031
1,350,000	Howard County, MD Retirement Community (Vantage House Facility)[1]	5.250	04/01/2037	921,227
250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	4.850	09/01/2047	221,233
15,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.050	07/01/2018	15,006
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.050	07/01/2028	24,242
10,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.100	07/01/2016	10,024
30,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.100	07/01/2023	30,003
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.100	07/01/2033	47,141
40,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.125	05/01/2022	40,263
125,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.150	03/01/2018	125,046
95,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.150	07/01/2028	92,921
35,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.200	09/01/2022	35,010
175,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.200	07/01/2024	175,763

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.200%	07/01/2031	$24,089
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.350	07/01/2023	50,302
70,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.350	09/01/2032	68,461
75,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.350	07/01/2041	71,229
175,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.375	09/01/2024	175,032
10,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.400	07/01/2022	10,013
3,000,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.450	07/01/2043	2,881,080
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.500	07/01/2022	25,208
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.550	07/01/2017	50,048
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.550	07/01/2031	24,999
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.650	07/01/2027	25,004
265,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.750	07/01/2039	264,981
40,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.875	07/01/2021	40,035
20,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.950	07/01/2023	20,009
90,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	6.000	07/01/2032	90,029
270,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	6.250	07/01/2031	270,135
40,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	6.250	07/01/2032	40,019
250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.-Water Landing II Apts.)[1]	5.875	08/01/2033	251,983
180,000	MD Community Devel. People’s Resource Center (Auburn Manor Apartments)[1]	5.300	10/01/2028	180,000
5,000	MD EDC (Maryland Aviation Administration Facilities)[1]	5.000	06/01/2027	4,830
1,000,000	MD EDC (Transition Facilities)[1]	5.750	06/01/2035	928,830
95,000	MD EDC Student Hsg. (Allegheny College Hsg.)[1]	5.750	09/01/2020	81,773
15,000	MD EDC Student Hsg. (Allegheny College Hsg.)	6.000	09/01/2032	11,305
270,000	MD EDC Student Hsg. (Bowie State University)[1]	5.375	06/01/2033	213,548

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$450,000	MD EDC Student Hsg. (Bowie State University)[1]	6.000%	06/01/2023	$415,575
1,140,000	MD EDC Student Hsg. (Collegiate Hsg. Foundation)[1]	6.000	06/01/2030	1,063,745
85,000	MD EDC Student Hsg. (Morgan State University)[1]	6.000	07/01/2034	72,962
85,000	MD EDC Student Hsg. (University Village at Sheppard Pratt)[1]	5.875	07/01/2021	77,613
40,000	MD EDC Student Hsg. (University Village at Sheppard Pratt)	6.000	07/01/2033	32,990
10,000	MD Energy Financing Administration (Cogeneration-AES Warrior Run)	7.400	09/01/2019	9,998
1,000,000	MD H&HEFA (Anne Arundel Medical Center)[1]	6.750	07/01/2039	1,084,660
500,000	MD H&HEFA (Charlestown Community)[1]	6.125	01/01/2030	495,820
1,000,000	MD H&HEFA (Charlestown Community)[1]	6.250	01/01/2041	964,600
500,000	MD H&HEFA (Charlestown Community)[1]	6.250	01/01/2045	478,330
1,500,000	MD H&HEFA (Doctors Community Hospital)[1]	5.750	07/01/2038	1,217,460
1,010,000	MD H&HEFA (Edenwald)[1]	5.400	01/01/2031	835,533
1,000,000	MD H&HEFA (Edenwald)[1]	5.400	01/01/2037	797,190
500,000	MD H&HEFA (Greater Baltimore Medical Center)[2]	5.750	07/01/2034	492,390
25,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.500	07/01/2026	25,001
45,000	MD H&HEFA (Johns Hopkins Medicine)[1]	5.000	07/01/2033	39,785
385,000	MD H&HEFA (King Farm Presbyterian Community)[1]	5.000	01/01/2017	362,901
3,780,000	MD H&HEFA (King Farm Presbyterian Community)[1]	5.300	01/01/2037	2,531,277
400,000	MD H&HEFA (Lifebridge Health)[1]	6.000	07/01/2041	399,400
10,000,000	MD H&HEFA (Medstar Health)[3]	5.250	05/15/2046	9,588,400
30,000	MD H&HEFA (Medstar Health)[1]	5.500	08/15/2033	28,164
50,000	MD H&HEFA (Mercy Medical Center)[1]	5.625	07/01/2031	45,843
1,500,000	MD H&HEFA (Peninsula United Methodist Homes of Maryland)	5.750	10/01/2019	1,200,960
60,000	MD H&HEFA (Peninsula United Methodist Homes of Maryland)	5.750	10/01/2026	43,120
50,000	MD H&HEFA (Roland Park Place)[1]	5.500	07/01/2014	49,615
50,000	MD H&HEFA (Roland Park Place)[1]	5.625	07/01/2018	47,078
250,000	MD H&HEFA (Upper Chesapeake)[1]	6.000	01/01/2038	253,988
50,000	MD H&HEFA (Washington Christian Academy)[4]	5.250	07/01/2018	19,988
300,000	MD H&HEFA (Washington Christian Academy)[4]	5.500	07/01/2038	119,970
20,000	MD Industrial Devel. Financing Authority (Bon Secours Health System)[1]	5.500	08/15/2015	20,038
50,000	MD Industrial Devel. Financing Authority (Bon Secours Health System)[1]	5.500	08/15/2020	50,029
85,000	MD Transportation Authority (Baltimore/Washington International Airport)[1]	5.250	03/01/2027	84,408
50,000	Montgomery County, MD Hsg. Opportunities Commission (HP Landings Edge)	5.050	07/01/2028	49,998
10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.)[1]	6.050	07/01/2026	10,008

Principal
Amount		Coupon		Maturity	Value

Maryland Continued
$100,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series A1	5.500%		07/01/2031	$99,991
175,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series A1	5.600		07/01/2042	172,191
40,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	5.000		07/01/2023	40,059
185,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	5.200		07/01/2044	170,487
110,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	5.250		07/01/2029	107,591
10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	6.000		07/01/2020	10,012
55,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series C1	7.150		07/01/2023	55,080
200,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.)	5.842	[5]	07/01/2033	52,302
220,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.), Series A	5.535	[5]	07/01/2028	84,135
750,000	Montgomery County, MD Hsg. Opportunities Commission, Series A1	5.650		11/01/2033	751,598
3,500,000	Prince Georges County, MD Special District (Victoria Falls)[1]	5.250		07/01/2035	2,824,185
1,000,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[1]	5.250		01/01/2037	571,510

					42,253,681

U.S. Possessions—58.2%
120,000	Guam GO	5.125		11/15/2027	103,712
200,000	Guam GO	5.250		11/15/2037	167,186
400,000	Guam GO1	6.750		11/15/2029	404,904
2,600,000	Guam GO1	7.000		11/15/2039	2,674,152
1,000,000	Guam Government Waterworks Authority & Wastewater System[1]	5.625		07/01/2040	862,780
250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	233,623
65,000	Guam Power Authority, Series A1	5.250		10/01/2023	61,082
800,000	Guam Power Authority, Series A1	5.500		10/01/2030	752,632
620,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	543,752
2,815,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625		06/01/2047	2,304,556
975,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	870,929
1,980,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	1,488,920
1,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[6]	07/01/2024	1,516,890
1,700,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	1,580,269

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$655,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375%		05/15/2033	$578,896
165,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	134,562
1,330,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	1,090,081
39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[5]	05/15/2057	487,430
395,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039	379,405
750,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	763,298
165,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2026	157,002
870,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2028	820,001
300,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2029	280,584
315,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	289,898
330,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2031	298,313
250,000	Puerto Rico Electric Power Authority, Series XX1	5.750		07/01/2036	234,503
1,500,000	Puerto Rico Highway & Transportation Authority[1]	5.500		07/01/2030	1,428,045
1,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	777,500
110,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	107,380
430,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	400,885
1,165,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,020,924
150,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	115,431
440,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	350,388
550,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	563,976
500,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	517,995
2,350,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	2,470,884
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	548,285
750,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	807,915
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.130	[5]	08/01/2043	1,130,500
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[6]	08/01/2032	801,690
8,000,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.750		08/01/2057	8,027,600
200,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	174,704
100,000	University of V.I., Series A1	6.000		12/01/2024	93,701
100,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000		10/01/2023	96,972
2,500,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	2,091,550
600,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	553,668
150,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	141,323
440,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	357,548
1,000,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	879,320

					42,537,544

Total Investments, at Value (Cost $90,630,720)—116.0%					84,791,225
Liabilities in Excess of Other Assets—(16.0)					(11,679,260)

Net Assets—100.0%					$73,111,965

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of the accompanying Notes.

2.	When-issued security or delayed delivery to be delivered and settled after March 31, 2011. See Note 1 of the accompanying Notes.

3.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently transferred to a trust. See Note 1 of the accompanying Notes.

4.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

5.	Zero coupon bond reflects effective yield on the date of purchase.

6.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Maryland	$—	$42,253,681	$—	$42,253,681
U.S. Possessions	—	42,537,544	—	42,537,544

Total Assets	$—	$84,791,225	$—	$84,791,225

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

Footnotes to Statement of Investments Continued

To simplify the listings of securities, abbreviations are used per the table below:

EDC	Economic Devel. Corp.

GO	General Obligation

H&HEFA	Hospitals and Higher Education Facilities Authority

HP	Healthpartners

ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

ROLs	Residual Option Longs

TASC	Tobacco Settlement Asset-Backed Bonds

V.I.	United States Virgin Islands

YMCA	Young Men’s Christian Assoc.

STATEMENT OF ASSETS AND LIABILITIES March 31, 2011

Assets
Investments, at value (cost $90,630,720)—see accompanying statement of investments	$84,791,225

Cash	367,815

Receivables and other assets:
Interest	1,406,546
Investments sold	993,147
Shares of beneficial interest sold	185,875
Other	43,464

Total assets	87,788,072

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	11,000,000
Payable on borrowings (See Note 5)	2,600,000
Investments purchased on a when-issued or delayed delivery basis	489,300
Shares of beneficial interest redeemed	364,610
Dividends	90,130
Distribution and service plan fees	44,621
Shareholder communications	17,786
Transfer and shareholder servicing agent fees	3,638
Trustees’ compensation	3,243
Interest expense on borrowings	526
Other	62,253

Total liabilities	14,676,107

Net Assets	$73,111,965

Composition of Net Assets
Par value of shares of beneficial interest	$7,506

Additional paid-in capital	85,394,051

Accumulated net investment income	519,036

Accumulated net realized loss on investments	(6,969,133)

Net unrealized depreciation on investments	(5,839,495)

Net Assets	$73,111,965

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $38,483,659 and 3,947,490 shares of beneficial interest outstanding)	$9.75
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.24

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,450,810 and 149,011 shares of beneficial interest outstanding)	$9.74

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $33,177,496 and 3,409,903 shares of beneficial interest outstanding)	$9.73

STATEMENT OF OPERATIONS For the Year Ended March 31, 2011

Investment Income
Interest	$5,980,254

Expenses
Management fees	447,573

Distribution and service plan fees:
Class A	106,415
Class B	15,694
Class C	369,222

Transfer and shareholder servicing agent fees:
Class A	19,483
Class B	1,956
Class C	20,779

Shareholder communications:
Class A	13,489
Class B	1,542
Class C	14,093

Borrowing fees	153,118

Interest expense and fees on short-term floating rate notes issued (See Note 1)	80,775

Interest expense on borrowings	11,543

Administration service fees	1,500

Trustees’ compensation	1,428

Custodian fees and expenses	1,118

Other	60,639

Total expenses	1,320,367
Less waivers and reimbursements of expenses	(134,627)

Net expenses	1,185,740

Net Investment Income	4,794,514

Realized and Unrealized Loss
Net realized loss on investments	(2,044,994)

Net change in unrealized appreciation/depreciation on investments	(3,225,903)

Net Decrease in Net Assets Resulting from Operations	$(476,383)

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2011	2010

Operations
Net investment income	$4,794,514	$3,776,865

Net realized loss	(2,044,994)	(1,168,595)

Net change in unrealized appreciation/depreciation	(3,225,903)	15,778,974

Net increase (decrease) in net assets resulting from operations	(476,383)	18,387,244

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,488,919)	(2,368,850)
Class B	(79,763)	(80,936)
Class C	(1,875,375)	(1,386,804)

	(4,444,057)	(3,836,590)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	46,125	1,260,524
Class B	31,917	39,099
Class C	2,692,374	12,360,929

	2,770,416	13,660,552

Net Assets
Total increase (decrease)	(2,150,024)	28,211,206

Beginning of period	75,261,989	47,050,783

End of period (including accumulated net investment income of $519,036 and $168,579, respectively)	$73,111,965	$75,261,989

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2011

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(476,383)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(26,695,192)
Proceeds from disposition of investment securities	17,515,642
Short-term investment securities, net	5,415,334
Premium amortization	132,526
Discount accretion	(581,293)
Net realized loss on investments	2,044,994
Net change in unrealized appreciation/depreciation on investments	3,225,903
Change in assets:
Increase in other assets	(20,815)
Increase in interest receivable	(206,854)
Increase in receivable for securities sold	(993,147)
Change in liabilities:
Increase in payable for securities purchased	100,337
Increase in other liabilities	9,397

Net cash used in operating activities	(529,551)

Cash Flows from Financing Activities
Proceeds from bank borrowings	29,400,000
Payments on bank borrowings	(32,300,000)
Proceeds from short-term floating rate notes issued	5,000,000
Proceeds from shares sold	23,593,621
Payments on shares redeemed	(23,185,098)
Cash distributions paid	(1,880,644)

Net cash provided by financing activities	627,879

Net increase in cash	98,328

Cash, beginning balance	269,487

Cash, ending balance	$367,815

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,551,000.
Cash paid for interest on bank borrowings—$11,964.
Cash paid for interest on short-term floating rate notes issued—$80,775.

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$10.31	$7.94	$10.82	$12.97	$12.70

Income (loss) from investment operations:
Net investment income[2]	.65	.61	.63	.67	.33
Net realized and unrealized gain (loss)	(.61)	2.38	(2.89)	(2.21)	.18

Total from investment operations	.04	2.99	(2.26)	(1.54)	.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.60)	(.62)	(.62)	(.61)	(.24)

Net asset value, end of period	$9.75	$10.31	$7.94	$10.82	$12.97

Total Return, at Net Asset Value[3]	0.24%	38.52%	(21.38)%	(12.23)%	4.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,484	$40,984	$30,891	$36,232	$11,322

Average net assets (in thousands)	$42,794	$36,515	$33,994	$22,982	$8,826

Ratios to average net assets:[4]
Net investment income	6.25%	6.40%	6.67%	5.67%	5.40%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.96%	0.97%	0.96%	0.93%	1.33%
Interest and fees from borrowings	0.20%	0.28%	0.66%	0.94%	1.57%
Interest and fees on short-term floating rate notes issued[5]	0.10%	0.07%	0.05%	0.63%	0.15%

Total expenses	1.26%	1.32%	1.67%	2.50%	3.05%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.10%	1.08%	0.85%	1.43%	0.95%

Portfolio turnover rate	21%	13%	25%	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class B Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$10.29	$7.93	$10.81	$12.96	$12.70

Income (loss) from investment operations:
Net investment income[2]	.57	.54	.55	.59	.27
Net realized and unrealized gain (loss)	(.60)	2.37	(2.88)	(2.22)	.18

Total from investment operations	(.03)	2.91	(2.33)	(1.63)	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.55)	(.55)	(.52)	(.19)

Net asset value, end of period	$9.74	$10.29	$7.93	$10.81	$12.96

Total Return, at Net Asset Value[3]	(0.41)%	37.41%	(22.00)%	(12.90)%	3.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,451	$1,508	$1,117	$931	$380

Average net assets (in thousands)	$1,573	$1,413	$959	$644	$173

Ratios to average net assets:[4]
Net investment income	5.49%	5.64%	5.99%	4.94%	4.46%
Expenses excluding interest and fees on short-term floating rate notes issued and
interest and fees from borrowings	1.85%	1.96%	1.97%	2.12%	4.30%
Interest and fees from borrowings	0.20%	0.28%	0.66%	0.94%	1.57%
Interest and fees on short-term floating rate notes issued[5]	0.10%	0.07%	0.05%	0.63%	0.15%

Total expenses	2.15%	2.31%	2.68%	3.69%	6.02%[6]
Expenses after payments, waivers and/or reimbursements and reduction to
custodian expenses[7]	1.85%	1.83%	1.60%	2.18%	1.70%

Portfolio turnover rate	21%	13%	25%	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class C Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$10.29	$7.93	$10.80	$12.95	$12.70

Income (loss) from investment operations:
Net investment income[2]	.57	.54	.55	.58	.27
Net realized and unrealized gain (loss)	(.61)	2.37	(2.87)	(2.21)	.17

Total from investment operations	(.04)	2.91	(2.32)	(1.63)	.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.55)	(.55)	(.52)	(.19)

Net asset value, end of period	$9.73	$10.29	$7.93	$10.80	$12.95

Total Return, at Net Asset Value[3]	(0.51)%	37.41%	(21.92)%	(12.93)%	3.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,177	$32,770	$15,043	$12,911	$1,894

Average net assets (in thousands)	$37,005	$24,473	$14,255	$7,602	$671

Ratios to average net assets:[4]
Net investment income	5.49%	5.55%	5.99%	4.87%	4.41%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.72%	1.76%	1.88%	1.74%	2.72%
Interest and fees from borrowings	0.20%	0.28%	0.66%	0.94%	1.57%
Interest and fees on short-term floating rate notes issued[5]	0.10%	0.07%	0.05%	0.63%	0.15%

Total expenses	2.02%	2.11%	2.59%	3.31%	4.44%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.85%	1.84%	1.60%	2.18%	1.70%

Portfolio turnover rate	21%	13%	25%	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Maryland Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Maryland state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$489,300
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $11,000,000 as of March 31, 2011, which represents 12.53% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At March 31, 2011, municipal bond holdings with a value of $17,616,000 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $11,000,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At March 31, 2011, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$5,000,000	MD H&HEFA ROLs[3]	8.345%	5/15/46	$4,588,400
2,000,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	17.368	8/1/57	2,027,600

				$6,616,000

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 26 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2011, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $11,000,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2011 is as follows:

Cost	$350,000
Market Value	$139,958
Market Value as a % of Net Assets	0.19%
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation Based
on Cost of Securities
and Other
Undistributed	Undistributed	Accumulated	Investments for
Net Investment	Long-Term	Loss	Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$347,812	$—	$6,958,884	$5,849,744

1.	As of March 31, 2011, the Fund had $4,201,240 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2011, details of the capital loss carryforwards were as follows:

Expiring

2017	$3,031,878
2018	1,169,362

Total	$4,201,240

2.	As of March 31, 2011, the Fund had $2,757,644 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended March 31, 2011, the Fund utilized $717,496 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

Distributions paid from:
Exempt-interest dividends	$4,383,932	$3,829,437
Ordinary income	60,125	7,153

Total	$4,444,057	$3,836,590

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$79,655,576 [1]

Gross unrealized appreciation	$1,182,750
Gross unrealized depreciation	(7,032,494)

Net unrealized depreciation	$(5,849,744)

1.	The Federal tax cost of securities does not include cost of $10,985,393, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$101
Payments Made to Retired Trustees	174
Accumulated Liability as of March 31, 2011	1,407
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	1,146,861	$11,869,214	1,614,681	$15,349,116
Dividends and/or distributions reinvested	163,395	1,685,275	158,000	1,515,483
Redeemed	(1,339,388)	(13,508,364)	(1,686,914)	(15,604,075)

Net increase (decrease)	(29,132)	$46,125	85,767	$1,260,524

Class B
Sold	27,978	$292,434	41,497	$382,452
Dividends and/or distributions reinvested	3,949	40,524	3,621	34,759
Redeemed	(29,375)	(301,041)	(39,514)	(378,112)

Net increase	2,552	$31,917	5,604	$39,099

Class C
Sold	1,098,797	$11,387,661	1,505,059	$14,488,753
Dividends and/or distributions reinvested	80,160	825,201	65,585	629,340
Redeemed	(954,344)	(9,520,488)	(283,289)	(2,757,164)

Net increase	224,613	$2,692,374	1,287,355	$12,360,929

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$26,695,192	$17,515,642
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2011, the Fund paid $41,244 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2011 were as follows:

Class B	$31,753
Class C	332,133
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2011	$25,069	$—	$752	$6,286
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2011, the Manager reimbursed $66,537, $4,702 and $63,388 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1 (Inverse Floating Rate Securities). The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2386% as of March 31, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2011 equal 0.19% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2011, the Fund had borrowings outstanding at an interest rate of 0.2386%. Details of the borrowings for the year ended March 31, 2011 are as follows:

Average Daily Loan Balance	$3,693,425
Average Daily Interest Rate	0.317%
Fees Paid	$161,956
Interest Paid	$11,964
6. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended March 31, 2011 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments. The Fund executed no transactions under the Facility during the year ended March 31, 2011.

7. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
8. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Rochester Massachusetts Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Massachusetts Municipal Fund, including the statement of investments, as of March 31, 2011, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Massachusetts Municipal Fund as of March 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG llp
Denver, Colorado
May 16, 2011

STATEMENT OF INVESTMENTS March 31, 2011

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—113.5%
Massachusetts—76.4%
$500,000	Berkshire, MA Power Cooperative Corp.[1]	5.250%	07/01/2027	$500,655
140,000	Boston, MA Industrial Devel. Financing Authority (Crosstown Center Hotel)[2]	6.500	09/01/2035	67,908
1,765,000	Boston, MA Industrial Devel. Financing Authority (Springhouse)[1]	5.875	07/01/2018	1,684,463
25,000	Dudley, MA GO1	5.500	05/01/2017	25,350
70,000	MA Devel. Finance Agency (Applewild School)[1]	5.750	08/01/2029	61,164
80,000	MA Devel. Finance Agency (Assumption College)[1]	5.750	03/01/2020	80,444
1,755,000	MA Devel. Finance Agency (Boston Architectural College)[1]	5.000	01/01/2027	1,317,461
1,750,000	MA Devel. Finance Agency (Boston Architectural College)[1]	5.000	01/01/2037	1,183,403
5,000	MA Devel. Finance Agency (Boston Biomedical Research)[1]	5.650	02/01/2019	4,825
160,000	MA Devel. Finance Agency (Boston Biomedical Research)[1]	5.750	02/01/2029	136,602
250,000	MA Devel. Finance Agency (Brandeis University)[1]	5.000	10/01/2040	227,130
290,000	MA Devel. Finance Agency (Curry College)[1]	5.000	03/01/2035	243,090
1,130,000	MA Devel. Finance Agency (Curry College)[1]	5.000	03/01/2036	942,770
10,000	MA Devel. Finance Agency (Curry College)[1]	5.375	03/01/2019	10,003
500,000	MA Devel. Finance Agency (Dominion Energy Brayton Point)[1]	5.750	12/01/2042	533,390
350,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625	04/01/2029	293,629
750,000	MA Devel. Finance Agency (Emerson College)[1]	5.500	01/01/2030	735,323
20,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.000	01/01/2024	17,315
250,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500	01/01/2035	204,868
500,000	MA Devel. Finance Agency (Foxborough Regional Charter School)[1]	7.000	07/01/2042	497,410
25,000	MA Devel. Finance Agency (Franklin W. Olin College of Engineering)[1]	5.250	07/01/2033	24,452
1,500,000	MA Devel. Finance Agency (Groves-Lincoln Senior Living Facility)[1]	7.500	06/01/2029	1,455,165
500,000	MA Devel. Finance Agency (Groves-Lincoln Senior Living Facility)[1]	7.875	06/01/2044	489,725
30,000	MA Devel. Finance Agency (Hampshire College)[1]	5.625	10/01/2024	29,212
2,000,000	MA Devel. Finance Agency (Linden Ponds)[1]	5.750	11/15/2042	1,080,000
305,000	MA Devel. Finance Agency (Loomis House/Loomis Communities Obligated Group)[1]	5.750	07/01/2023	287,075
10,000	MA Devel. Finance Agency (May Institute)[1]	5.600	09/01/2012	9,856
200,000	MA Devel. Finance Agency (May Institute)[1]	5.750	09/01/2029	164,946

Principal
Amount		Coupon	Maturity	Value

Massachusetts Continued
$1,025,000	MA Devel. Finance Agency (Ogden Haverhill)[1]	5.500%	12/01/2019	$1,025,318
400,000	MA Devel. Finance Agency (Orchard Cove)[1]	5.250	10/01/2037	283,884
320,000	MA Devel. Finance Agency (Pacific Rim Charter Public School)[1]	5.125	06/01/2031	261,914
130,000	MA Devel. Finance Agency (Regis College)[1]	5.250	10/01/2018	120,255
500,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.000	09/01/2035	379,945
500,000	MA Devel. Finance Agency (Suffolk University)[1]	5.125	07/01/2040	423,060
1,000,000	MA Devel. Finance Agency (Tufts Medical Center)[3]	7.250	01/01/2032	1,050,450
415,000	MA Devel. Finance Agency (VOA Ayer)[1]	6.200	02/20/2046	418,631
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200	11/01/2041	652,970
1,015,000	MA Devel. Finance Agency (Wheelock College)[1]	5.250	10/01/2037	875,032
4,975,000	MA Educational Financing Authority, Series H4	6.350	01/01/2030	5,137,206
500,000	MA H&EFA (Baystate Medical Center)[1]	5.500	07/01/2028	502,915
100,000	MA H&EFA (Berkshire Community College Foundation)	5.000	10/01/2013	99,329
65,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250	07/01/2023	64,243
1,000,000	MA H&EFA (Boston Medical Center)[1]	5.250	07/01/2038	820,470
25,000	MA H&EFA (Cape Cod Healthcare)[1]	5.450	11/15/2023	23,624
1,050,000	MA H&EFA (Caregroup)[1]	5.125	07/01/2038	899,882
45,000	MA H&EFA (Caregroup/Beth Israel Deaconess Medical Center Obligated Group)[1]	5.000	07/01/2025	42,794
865,000	MA H&EFA (Catholic Health East)[1]	6.250	11/15/2032	905,240
500,000	MA H&EFA (Children’s Hospital)[1]	5.250	12/01/2039	484,130
500,000	MA H&EFA (Covenant Health System/Surgicenter at St. Joseph Hospital Obligated Group)[1]	5.000	07/01/2031	442,860
280,000	MA H&EFA (East Concord Medical Foundation)[1]	6.450	03/01/2020	256,598
25,000	MA H&EFA (Emerson Hospital)[1]	5.000	08/15/2035	18,860
1,330,000	MA H&EFA (Fisher College)[1]	5.125	04/01/2030	1,110,484
25,000	MA H&EFA (Fisher College)[1]	5.125	04/01/2037	19,873
20,000	MA H&EFA (Hallmark Health System)[1]	5.000	07/01/2014	20,042
60,000	MA H&EFA (Hallmark Heath System)[1]	5.000	07/01/2021	60,017
5,000	MA H&EFA (Harvard Pilgrim Health Care)[1]	5.000	07/01/2028	4,769
10,000	MA H&EFA (Healthcare System-Covenant)[1]	6.000	07/01/2031	9,884
205,000	MA H&EFA (Holyoke Hospital)[1]	6.500	07/01/2015	189,974
150,000	MA H&EFA (Jordan Hospital)[1]	5.250	10/01/2023	126,156
50,000	MA H&EFA (Jordan Hospital)[1]	5.375	10/01/2028	40,309
15,000	MA H&EFA (Lasell College)[1]	5.400	07/01/2014	14,904
750,000	MA H&EFA (Lowell General Hospital)[1]	5.125	07/01/2035	642,780
25,000	MA H&EFA (MWRH Corp./Tri-County Medical Associates/Milford-Whitinsville Regional Hospital Obligated Group)[1]	5.750	07/15/2013	25,038

Principal
Amount		Coupon	Maturity	Value

Massachusetts Continued
$10,000	MA H&EFA (New England Health)[1]	5.200%	08/01/2028	$8,744
80,000	MA H&EFA (New England Health)[1]	5.500	08/01/2014	80,095
700,000	MA H&EFA (Nichols College)[1]	6.000	10/01/2017	707,301
200,000	MA H&EFA (Nichols College)[1]	6.125	10/01/2029	202,088
555,000	MA H&EFA (Saints Memorial Medical Center)[1]	6.000	10/01/2023	431,207
1,000,000	MA H&EFA (Simmons College)[1]	8.000	10/01/2039	1,103,490
30,000	MA H&EFA (South Shore Hospital)[1]	6.500	07/01/2022	31,669
300,000	MA H&EFA (Southcoast Health Obligated Group)[1]	5.000	07/01/2039	260,481
25,000	MA H&EFA (Springfield College)[1]	5.250	10/15/2033	22,303
500,000	MA H&EFA (Springfield College)[1]	5.500	10/15/2031	469,570
500,000	MA H&EFA (Suffolk University)[1]	6.250	07/01/2030	515,855
860,000	MA H&EFA (Tufts Medical Center)[1]	5.000	05/15/2022	821,971
25,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2028	22,508
215,000	MA H&EFA (VC/TC/FRS/VCS Obligated Group)[1]	5.300	11/15/2028	185,117
10,000	MA HFA[1]	5.200	07/01/2018	10,001
465,000	MA HFA (Single Family)[1]	5.000	12/01/2031	432,669
400,000	MA HFA, Series 132[1]	5.375	12/01/2027	400,904
1,000,000	MA HFA, Series A1	5.300	06/01/2049	867,570
50,000	MA HFA, Series A	5.375	06/01/2016	50,012
5,000	MA HFA, Series A1	5.500	07/01/2030	4,652
1,700,000	MA HFA, Series A1	5.500	07/01/2040	1,409,640
55,000	MA HFA, Series A1	5.550	07/01/2032	53,721
65,000	MA HFA, Series A1	5.800	07/01/2030	62,659
25,000	MA HFA, Series A	6.125	12/01/2011	25,080
750,000	MA HFA, Series B1	5.250	12/01/2030	722,348
220,000	MA HFA, Series B1	5.400	12/01/2028	213,169
500,000	MA HFA, Series B1	5.500	06/01/2041	462,030
270,000	MA HFA, Series B1	5.550	07/01/2040	245,735
1,000,000	MA HFA, Series C1	5.000	12/01/2030	925,570
500,000	MA HFA, Series C1	5.300	12/01/2037	464,320
500,000	MA HFA, Series C1	5.350	12/01/2042	453,465
500,000	MA HFA, Series C1	5.400	12/01/2049	447,520
50,000	MA HFA, Series E1	5.200	12/01/2034	46,040
10,000	MA HFA, Series P1	5.000	12/01/2023	9,815
15,000	MA HFA, Series P1	5.200	12/01/2045	13,178
615,000	MA Industrial Finance Agency (Avon Associates)[1]	5.375	04/01/2020	615,308
40,000	MA Industrial Finance Agency (Berkshire Retirement Community)[1]	6.625	07/01/2016	40,054

Principal
Amount		Coupon		Maturity	Value

Massachusetts Continued
$100,000	MA Industrial Finance Agency (Cambridge Friends School)[1]	5.800%		09/01/2028	$86,399
150,000	MA Industrial Finance Agency (Chelsea Jewish Nursing Home)[1]	6.500		08/01/2037	151,553
495,000	MA Industrial Finance Agency (Massachusetts American Water Company)[1]	6.900		12/01/2029	492,268
130,000	MA Industrial Finance Agency (Ogden Haverhill Associates)[1]	5.450		12/01/2012	129,995
30,000	MA Industrial Finance Agency (Ogden Haverhill Associates)[1]	5.600		12/01/2019	30,058
775,000	MA Industrial Finance Agency (Shed)[1]	7.250		09/01/2017	700,972
125,000	MA Industrial Finance Agency (St. John’s High School)[1]	5.350		06/01/2028	116,736
625,000	MA Industrial Finance Agency (St. John’s High School)[1]	5.700		06/01/2018	625,675
500,000	MA Port Authority (Bosfuel Corp.)[1]	5.000		07/01/2038	420,075
120,000	MA Port Authority (Delta Air Lines)	5.000		01/01/2021	99,841
1,130,000	MA Port Authority (Delta Air Lines)	5.000		01/01/2027	831,827
30,000	MA Port Authority (Delta Air Lines)	5.200		01/01/2020	25,989
15,000	MA Port Authority (US Airways)[1]	5.625		09/01/2011	14,927
500,000	MA Port Authority (US Airways)[1]	5.750		09/01/2016	466,960
340,000	MA Port Authority (US Airways)[1]	5.875		09/01/2023	292,145
25,000	MA Port Authority (US Airways)[1]	6.000		09/01/2021	22,320
5,000	MA Water Pollution Abatement Trust[1]	5.125		02/01/2031	5,010
5,000	MA Water Pollution Abatement Trust[1]	5.375		08/01/2027	5,013
150,000	Tewksbury, MA GO1	5.800		02/15/2019	151,299
20,000	Wayland, MA GO	5.000		09/15/2011	20,077
75,000	Worcester, MA GO1	5.500		08/15/2016	76,020
150,000	Worcester, MA GO1	5.700		08/01/2013	150,411

					47,514,903

U.S. Possessions—37.1%
400,000	Guam GO1	6.750		11/15/2029	404,904
600,000	Guam GO1	7.000		11/15/2039	617,112
250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	233,623
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625		06/01/2047	818,670
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.324	[5]	06/01/2057	17,480
3,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	2,788,710
835,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	737,981
220,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	179,417
1,075,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	881,081

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$56,555,000	Puerto Rico Children’s Trust Fund (TASC)	6.549%[5]		05/15/2050	$1,733,411
39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[5]	05/15/2057	487,430
12,000,000	Puerto Rico Children’s Trust Fund (TASC)	8.101	[5]	05/15/2055	179,160
250,000	Puerto Rico Commonwealth GO1	5.625		07/01/2019	250,108
750,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	763,298
250,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	219,390
530,000	Puerto Rico IMEPCF (American Airlines)	6.450		12/01/2025	434,054
120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	117,142
705,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	657,264
1,770,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,551,104
75,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.500		07/01/2026	70,354
2,310,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	1,839,569
105,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	86,353
1,000,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	1,035,990
1,665,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	1,750,648
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	538,610
500,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750		08/01/2037	481,595
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.160	[5]	08/01/2034	213,900
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	1,035,620
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[6]	08/01/2032	801,690
500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750		08/01/2057	501,725
500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2042	494,380
215,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	202,562
500,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.000		10/01/2029	450,785
25,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	22,980
500,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	439,660

					23,037,760

Total Investments, at Value (Cost $79,133,712)—113.5%					70,552,663
Liabilities in Excess of Other Assets—(13.5)					(8,382,255)

Net Assets—100.0%					$62,170,408

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of the accompanying Notes.

2.	This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

3.	When-issued security or delayed delivery to be delivered and settled after March 31, 2011. See Note 1 of the accompanying Notes.

4.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently transferred to a trust. See Note 1 of the accompanying Notes.

5.	Zero coupon bond reflects effective yield on the date of purchase.

6.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Massachusetts	$—	$47,514,903	$—	$47,514,903
U.S. Possessions	—	23,037,760	—	23,037,760

Total Assets	$—	$70,552,663	$—	$70,552,663

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

FRS	Family Rehabilitation Services (Hancock Manor)
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
HFA	Housing Finance Agency
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs	Residual Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
TC	Travis Corp. (People Care)
V.I.	United States Virgin Islands
VC	VinFen Corp.
VCS	VinFen Clinical Services

STATEMENT OF ASSETS AND LIABILITIES March 31, 2011

Assets
Investments, at value (cost $79,133,712)—see accompanying statement of investments	$70,552,663
Cash	578,315
Receivables and other assets:
Interest	1,286,035
Shares of beneficial interest sold	32,216
Investments sold	25,000
Other	50,896

Total assets	72,525,125

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 5)	5,000,000
Payable for short-term floating rate notes issued (See Note 1)	3,955,000
Investments purchased on a when-issued or delayed delivery basis	1,045,990
Shares of beneficial interest redeemed	146,461
Dividends	78,964
Distribution and service plan fees	39,159
Shareholder communications	15,734
Trustees’ compensation	3,113
Transfer and shareholder servicing agent fees	3,010
Interest expense on borrowings	1,458
Other	65,828

Total liabilities	10,354,717

Net Assets	$62,170,408

Composition of Net Assets
Par value of shares of beneficial interest	$6,285
Additional paid-in capital	77,240,663
Accumulated net investment income	282,561
Accumulated net realized loss on investments	(6,778,052)
Net unrealized depreciation on investments	(8,581,049)

Net Assets	$62,170,408

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $42,893,865 and 4,334,385 shares of beneficial interest outstanding)	$9.90
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.39

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,747,388 and 176,595 shares of beneficial interest outstanding)	$9.89

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,529,155 and 1,774,034 shares of beneficial interest outstanding)	$9.88

STATEMENT OF OPERATIONS For the Year Ended March 31, 2011

Investment Income
Interest	$4,979,493
Other income	12

Total investment income	4,979,505

Expenses
Management fees	393,204
Distribution and service plan fees:
Class A	114,027
Class B	19,397
Class C	232,546
Transfer and shareholder servicing agent fees:
Class A	22,956
Class B	2,141
Class C	11,679
Shareholder communications:
Class A	17,750
Class B	1,779
Class C	9,113
Borrowing fees	143,865
Legal, auditing and other professional fees	52,623
Interest expense and fees on short-term floating rate notes issued (See Note 1)	49,454
Interest expense on borrowings	14,179
Administration service fees	1,500
Trustees’ compensation	1,261
Custodian fees and expenses	1,114
Other	7,193

Total expenses	1,095,781
Less waivers and reimbursements of expenses	(126,832)

Net expenses	968,949

Net Investment Income	4,010,556

Realized and Unrealized Loss
Net realized loss on investments	(529,689)
Net change in unrealized appreciation/depreciation on investments	(3,936,489)

Net Decrease in Net Assets Resulting from Operations	$(455,622)

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2011	2010

Operations
Net investment income	$4,010,556	$3,419,217
Net realized loss	(529,689)	(3,343,657)
Net change in unrealized appreciation/depreciation	(3,936,489)	14,307,610

Net increase (decrease) in net assets resulting from operations	(455,622)	14,383,170

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,762,843)	(2,514,995)
Class B	(101,804)	(103,274)
Class C	(1,221,081)	(1,045,165)

	(4,085,728)	(3,663,434)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	4,081,694	3,958,948
Class B	(32,623)	442,129
Class C	(4,563,869)	10,839,109

	(514,798)	15,240,186

Net Assets
Total increase (decrease)	(5,056,148)	25,959,922
Beginning of period	67,226,556	41,266,634

End of period (including accumulated net investment income of $282,561 and $357,733, respectively)	$62,170,408	$67,226,556

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2011

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(455,622)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(14,138,119)
Proceeds from disposition of investment securities	15,500,292
Short-term investment securities, net	(1,833,284)
Premium amortization	126,506
Discount accretion	(499,170)
Net realized loss on investments	529,689
Net change in unrealized appreciation/depreciation on investments	3,936,489
Change in assets:
Increase in interest receivable	(4,055)
Increase in receivable for securities sold	(14,897)
Increase in other assets	(38,698)
Change in liabilities:
Increase in other liabilities	14,538
Decrease in payable for securities purchased	(25,888)

Net cash provided by operating activities	3,097,781

Cash Flows from Financing Activities
Proceeds from bank borrowings	30,500,000
Payments on bank borrowings	(28,900,000)
Payments on short-term floating rate notes issued	(435,000)
Proceeds from shares sold	22,680,942
Payments on shares redeemed	(24,640,172)
Cash distributions paid	(1,981,084)

Net cash used in financing activities	(2,775,314)
Net increase in cash	322,467
Cash, beginning balance	255,848

Cash, ending balance	$578,315

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,099,713.
Cash paid for interest on bank borrowings—$13,429.
Cash paid for interest on short-term floating rate notes issued—$49,454.

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2011	2010	2009	2008	2007 [1]

Per Share Operating Data
Net asset value, beginning of period	$10.49	$8.40	$11.97	$14.34	$13.70

Income (loss) from investment operations:
Net investment income[2]	.62	.65	.75	.77	.57
Net realized and unrealized gain (loss)	(.58)	2.13	(3.63)	(2.48)	.48

Total from investment operations	.04	2.78	(2.88)	(1.71)	1.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.63)	(.69)	(.69)	(.66)	(.41)

Net asset value, end of period	$9.90	$10.49	$8.40	$11.97	$14.34

Total Return, at Net Asset Value[3]	0.21%	33.88%	(24.61)%	(12.27)%	7.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,894	$41,729	$30,389	$31,809	$16,475

Average net assets (in thousands)	$46,193	$36,105	$32,067	$26,956	$10,143

Ratios to average net assets:[4]
Net investment income	5.89%	6.54%	7.47%	5.84%	5.67%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.98%	0.99%	1.01%	1.02%	2.19%
Interest and fees from borrowings	0.22%	0.17%	0.85%	1.21%	0.86%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.12%	0.48%	0.72%	0.16%

Total expenses	1.27%	1.28%	2.34%	2.95%	3.21%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.09%	1.05%	1.28%	1.52%	0.96%

Portfolio turnover rate	21%	17%	20%	62%	1%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average daily net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class B Year Ended March 31,	2011	2010	2009	2008	2007 [1]

Per Share Operating Data
Net asset value, beginning of period	$10.49	$8.40	$11.97	$14.34	$13.70

Income (loss) from investment operations:
Net investment income[2]	.54	.57	.67	.68	.47
Net realized and unrealized gain (loss)	(.59)	2.14	(3.63)	(2.49)	.50

Total from investment operations	(.05)	2.71	(2.96)	(1.81)	.97

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.62)	(.61)	(.56)	(.33)

Net asset value, end of period	$9.89	$10.49	$8.40	$11.97	$14.34

Total Return, at Net Asset Value[3]	(0.63)%	32.89%	(25.19)%	(12.92)%	7.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,747	$1,895	$1,121	$1,042	$632

Average net assets (in thousands)	$1,944	$1,664	$1,150	$915	$195

Ratios to average net assets:[4]
Net investment income	5.14%	5.77%	6.77%	5.10%	4.69%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.84%	1.92%	2.04%	2.04%	4.06%
Interest and fees from borrowings	0.22%	0.17%	0.85%	1.21%	0.86%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.12%	0.48%	0.72%	0.16%

Total expenses	2.13%	2.21%	3.37%	3.97%	5.08%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.84%	1.81%	2.03%	2.27%	1.71%

Portfolio turnover rate	21%	17%	20%	62%	1%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average daily net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class C Year Ended March 31,	2011	2010	2009	2008	2007 [1]

Per Share Operating Data
Net asset value, beginning of period	$10.47	$8.39	$11.95	$14.33	$13.70

Income (loss) from investment operations:
Net investment income[2]	.54	.56	.67	.67	.46
Net realized and unrealized gain (loss)	(.58)	2.14	(3.62)	(2.49)	.50

Total from investment operations	(.04)	2.70	(2.95)	(1.82)	.96

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.62)	(.61)	(.56)	(.33)

Net asset value, end of period	$9.88	$10.47	$8.39	$11.95	$14.33

Total Return, at Net Asset Value[3]	(0.54)%	32.80%	(25.15)%	(13.01)%	7.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,529	$23,603	$9,757	$6,735	$2,695

Average net assets (in thousands)	$23,340	$16,989	$8,228	$4,666	$748

Ratios to average net assets:[4]
Net investment income	5.12%	5.67%	6.75%	5.04%	4.59%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.72%	1.76%	1.91%	1.91%	3.38%
Interest and fees from borrowings	0.22%	0.17%	0.85%	1.21%	0.86%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.12%	0.48%	0.72%	0.16%

Total expenses	2.01%	2.05%	3.24%	3.84%	4.40%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.84%	1.81%	2.03%	2.27%	1.71%

Portfolio turnover rate	21%	17%	20%	62%	1%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average daily net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Massachusetts Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Massachusetts state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$1,045,990
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $3,955,000 as of March 31, 2011, which represents 5.45% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At March 31, 2011, municipal bond holdings with a value of $5,137,206 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $3,955,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At March 31, 2011, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon		Maturity
Amount	Inverse Floater[1]	Rate	[2]	Date	Value

$1,095,000	MA Educational Financing Authority ROLs[3]	20.903%		1/1/30	$1,182,206

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 26 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2011, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $3,955,000.
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$357,854	$—	$6,668,573	$8,690,528

1.	As of March 31, 2011, the Fund had $6,172,046 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2011, details of the capital loss carryforwards were as follows:

Expiring

2015	$173
2016	596,725
2017	1,563,197
2018	3,483,605
2019	528,346

Total	$6,172,046

2.	As of March 31, 2011, the Fund had $496,527 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended March 31, 2011, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

Distributions paid from:
Exempt-interest dividends	$4,082,044	$3,645,706
Ordinary income	3,684	17,728

Total	$4,085,728	$3,663,434

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$75,323,748 [1]

Gross unrealized appreciation	$976,309
Gross unrealized depreciation	(9,666,837)

Net unrealized depreciation	$(8,690,528)

1.	The Federal tax cost of securities does not include cost of $3,919,444, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$89
Payments Made to Retired Trustees	175
Accumulated Liability as of March 31, 2011	1,404
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	1,298,503	$13,763,136	1,750,767	$17,405,935
Dividends and/or distributions reinvested	146,231	1,535,040	142,329	1,407,283
Redeemed	(1,089,684)	(11,216,482)	(1,532,711)	(14,854,270)

Net increase	355,050	$4,081,694	360,385	$3,958,948

Class B
Sold	57,917	$618,251	68,662	$658,298
Dividends and/or distributions reinvested	4,512	47,512	5,265	52,106
Redeemed	(66,600)	(698,386)	(26,684)	(268,275)

Net increase (decrease)	(4,171)	$(32,623)	47,243	$442,129

Class C
Sold	701,712	$7,460,684	1,358,459	$13,557,322
Dividends and/or distributions reinvested	49,311	517,161	39,646	393,365
Redeemed	(1,231,184)	(12,541,714)	(307,309)	(3,111,578)

Net increase (decrease)	(480,161)	$(4,563,869)	1,090,796	$10,839,109

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$14,138,119	$15,500,292

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2011, the Fund paid $36,102 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2011 were as follows:

Class B	$38,927
Class C	254,476
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2011	$35,172	$—	$9,330	$17,278
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2011, the Manager reimbursed $80,373, $5,609 and $40,847 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended March 31, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class C	$3
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings.

The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1 (Inverse Floating Rate Securities). The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2386% as of March 31, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2011 equal 0.21% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2011, the Fund had borrowings outstanding at an interest rate of 0.2386%. Details of the borrowings for the year ended March 31, 2011 are as follows:

Average Daily Loan Balance	$4,725,479
Average Daily Interest Rate	0.316%
Fees Paid	$166,749
Interest Paid	$13,429
6. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended March 31, 2011 are included in expenses on the Fund’s Statement of Operations and are 0.01% of the Fund’s average net assets on an annualized basis.
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments. The Fund executed no transactions under the Facility during the year ended March 31, 2011.

7. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
8. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Rochester Michigan Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Michigan Municipal Fund, including the statement of investments, as of March 31, 2011, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Michigan Municipal Fund as of March 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG llp
Denver, Colorado
May 16, 2011

STATEMENT OF INVESTMENTS March 31, 2011

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—114.4%
Michigan—86.5%
$50,000	Barry County, MI Building Authority[1]	5.650%	07/01/2017	$49,457
50,000	Benton Harbor, MI Charter COP[1]	8.000	05/01/2032	34,669
465,000	Capital Region Airport Authority of MI1	5.250	07/01/2021	465,209
735,000	Carman-Ainsworth, MI Community School District[1]	5.000	05/01/2027	723,012
80,000	Center, MI Academy COP[1]	7.500	10/01/2029	56,707
100,000	Chelsea, MI EDC (United Methodist Retirement Communities)[1]	5.400	11/15/2027	89,380
20,000	Clare County, MI Sewer Disposal System[1]	5.750	11/01/2019	20,423
85,000	Concord, MI Academy Petoskey COP[1]	7.750	12/01/2020	79,149
95,000	Concord, MI Academy Petoskey COP[1]	8.375	12/01/2030	85,311
500,000	Dearborn, MI EDC (Henry Ford Village)[1]	7.125	11/15/2043	443,230
100,000	Detroit, MI Downtown Devel. Authority[1]	5.250	07/01/2013	100,097
115,000	Detroit, MI GO1	5.000	04/01/2014	109,050
40,000	Detroit, MI GO1	5.000	04/01/2022	35,830
500,000	Detroit, MI GO1	5.000	11/01/2030	475,405
550,000	Detroit, MI GO1	5.250	04/01/2016	502,607
785,000	Detroit, MI GO1	5.250	04/01/2024	599,858
500,000	Detroit, MI GO1	5.250	11/01/2035	462,340
100,000	Detroit, MI GO1	5.375	04/01/2014	100,115
150,000	Detroit, MI GO1	5.375	04/01/2015	150,077
385,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	207,919
115,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	64,251
135,000	Detroit, MI Local Devel. Finance Authority[1]	6.700	05/01/2021	79,294
2,445,000	Detroit, MI Local Devel. Finance Authority[1]	6.850	05/01/2021	1,436,291
240,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2018	138,665
350,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2021	186,690
250,000	Detroit, MI Sewer Disposal System[1]	6.500	07/01/2024	271,903
750,000	Detroit, MI Sewer Disposal System[1]	7.500	07/01/2033	882,623
1,000,000	Detroit, MI Water Supply System[1]	6.250	07/01/2036	1,060,670
25,000	Detroit, MI Wayne County Stadium Authority[1]	5.250	02/01/2027	25,000
250,000	Dickinson County, MI Healthcare System[1]	5.700	11/01/2018	251,598
10,000	East Jackson, MI Public Schools[1]	5.900	05/01/2016	10,043
15,000	Farmington Hills, MI EDC (Botsford General Hospital)[1]	5.700	02/15/2015	15,021
220,000	Farmington Hills, MI EDC (Botsford General Hospital)[1]	5.750	02/15/2025	213,204
85,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2018	79,113
15,000	Garden City, MI Hospital Finance Authority (Garden City Hospital Osteopathic)[1]	5.750	09/01/2017	13,706

Principal
Amount		Coupon	Maturity	Value

Michigan Continued
$500,000	Grand Rapids, MI EDC (Ferris State University)[1]	5.500%	10/01/2035	$457,660
500,000	Grand Traverse Academy, MI Public School Academy[1]	4.625	11/01/2027	374,310
200,000	Grand Traverse Academy, MI Public School Academy[1]	4.750	11/01/2032	142,620
250,000	Grand Traverse Academy, MI Public School Academy[1]	5.000	11/01/2022	213,233
50,000	Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare)[1]	5.500	07/01/2018	50,021
20,000	Gratiot County, MI EDC (Grand Lodge of Free & Accepted Masons of Michigan)[1]	5.000	11/15/2014	18,702
155,000	Highland Park, MI Building Authority[1]	7.750	05/01/2018	159,470
40,000	Hillsdale, MI Hospital Finance Authority (Community Health Center)[1]	5.250	05/15/2026	31,845
30,000	Houghton, MI Tax Increment Finance Authority[1]	6.000	05/01/2019	29,998
20,000	Ionia, MI GO1	6.750	04/01/2015	20,304
10,000	Kent County, MI Airport Facility (Kent County International Airport)[1]	5.000	01/01/2017	10,009
135,000	Kent County, MI Airport Facility (Kent County International Airport)[1]	5.000	01/01/2028	123,582
35,000	Melvindale, MI Water Supply & Sewer[1]	5.700	06/01/2016	35,079
1,200,000	MI Building Authority[1]	5.125	10/15/2020	1,219,152
700,000	MI Building Authority, Series I1	5.250	10/15/2026	705,495
1,000,000	MI Building Authority, Series II1	5.000	10/15/2029	960,270
85,000	MI Discovery Elementary School COP (Public School Academy)[2]	8.125	10/01/2031	10,244
250,000	MI Finance Authority (Hanley Public School)[1]	6.125	09/01/2040	208,383
1,000,000	MI Finance Authority (Old Redford Public School Academy)[1]	6.500	12/01/2040	919,130
75,000	MI George Washington Carver Public School Academy COP[1]	8.000	09/01/2017	66,202
510,000	MI George Washington Carver Public School Academy COP[1]	8.125	09/01/2030	392,965
1,080,000	MI HEFA (Kettering University)[1]	5.500	09/01/2021	1,006,852
100,000	MI Higher Education Student Loan Authority[1]	5.000	03/01/2031	86,788
20,000	MI Higher Education Student Loan Authority[1]	5.750	06/01/2013	19,364
75,000	MI Hospital Finance Authority (BGH/ZHCC/BCCC/CEMS Obligated Group)[1]	5.000	02/15/2018	74,180
60,000	MI Hospital Finance Authority (Crittenton Hospital Medical Center)[1]	5.625	03/01/2027	57,769
100,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[1]	5.000	06/01/2019	100,027
10,000,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[3]	5.000	08/01/2035	9,035,300
25,000	MI Hospital Finance Authority (Memorial Hospital)[1]	5.875	11/15/2021	25,019

Principal
Amount		Coupon		Maturity	Value

Michigan Continued
$10,000	MI Hospital Finance Authority (Mercy Health Services)	5.375%		08/15/2016	$10,036
40,000	MI Hospital Finance Authority (OHC/OUH Obligated Group)[1]	5.125		08/15/2025	40,003
20,000	MI Hospital Finance Authority (Port Huron Hospital/Marwood Manor Nursing Home)[1]	5.500		07/01/2015	20,074
5,000	MI Hospital Finance Authority (St. John Medical Center)[1]	5.250		05/15/2026	5,017
45,000	MI Hsg. Devel. Authority (BGC-II Nonprofit Hsg. Corp.)	5.500		01/15/2018	45,059
95,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500		01/15/2021	95,076
10,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500		01/15/2021	10,008
500,000	MI Hsg. Devel. Authority (Rental Hsg.)[1]	6.000		10/01/2045	501,945
30,000	MI Hsg. Devel. Authority (Rental Hsg.)[1]	6.100		10/01/2033	29,996
110,000	MI Hsg. Devel. Authority (Rental Hsg.)[1]	6.250		10/01/2037	110,651
80,000	MI Hsg. Devel. Authority (Section 8 Assisted Mtg.)	8.126	[4]	04/01/2014	63,313
750,000	MI Hsg. Devel. Authority (Single Family Hsg.)[1]	5.500		12/01/2028	717,285
25,000	MI Hsg. Devel. Authority (Walled Lake Villa)[1]	6.000		04/15/2018	25,046
115,000	MI John Tolfree Health System Corp.[1]	5.850		09/15/2013	110,491
5,000	MI Municipal Bond Authority[1]	5.375		11/01/2020	4,847
535,000	MI Municipal Bond Authority[1]	5.500		11/01/2027	522,470
5,000	MI Municipal Bond Authority	5.650		05/01/2011	5,017
60,000	MI New Beginnings Academy COP[1]	8.000		02/01/2032	43,285
125,000	MI Pansophia Academy COP[1]	7.000		06/01/2029	81,123
500,000	MI Public Educational Facilities Authority (Landmark Academy)[1]	6.625		06/01/2030	459,240
200,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	173,702
45,000	MI Strategic Fund Limited Obligation (Clark Retirement Community/Clark Retirement Community Foundation Obligated Group)[1]	5.650		09/01/2029	44,870
275,000	MI Strategic Fund Limited Obligation (Detroit Edison Company)[1]	5.550		09/01/2029	271,090
460,000	MI Strategic Fund Limited Obligation (Detroit Edison Company)[1]	5.650		09/01/2029	458,671
50,000	MI Strategic Fund Limited Obligation (Dow Chemical Company)[1]	5.500		12/01/2028	50,762
896,872	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	5.850		08/31/2027	714,565
1,905,000	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875		08/31/2028	1,676,495
40,000	MI Tobacco Settlement Finance Authority[1]	5.125		06/01/2022	31,708
1,920,000	MI Tobacco Settlement Finance Authority[1]	6.000		06/01/2034	1,406,726
75,650,000	MI Tobacco Settlement Finance Authority	7.249	[4]	06/01/2052	1,046,240
10,000	Mount Clemens, MI Hsg. Corp. (FHA Section 8), Series A1	6.600		06/01/2022	10,014

Principal
Amount		Coupon		Maturity	Value

Michigan Continued
$50,000	New Buffalo, MI GO1	5.300%		04/01/2014	$50,604
30,000	Oceola Township, MI Special Assessment[1]	6.000		06/01/2014	30,186
30,000	Oceola Township, MI Special Assessment[1]	6.000		06/01/2015	30,168
25,000	Ottawa County, MI (Grand Haven Township System Extensions)[1]	5.750		07/01/2015	25,319
25,000	Ottawa County, MI (Jamestown Township System Extension No. 1)[1]	5.900		05/01/2015	25,110
50,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375		11/01/2030	39,568
175,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625		11/01/2035	136,778
720,000	Pontiac, MI Tax Increment Finance Authority[1]	5.375		06/01/2017	517,176
115,000	Pontiac, MI Tax Increment Finance Authority[1]	6.250		06/01/2022	73,551
790,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	8.250		09/01/2039	893,577
15,000	Saginaw County, MI (Williamson Acres Drain)[1]	5.000		06/01/2018	15,035
20,000	Scio Township, MI Building Authority[1]	5.650		05/01/2016	20,031
25,000	Scio Township, MI Building Authority[1]	5.650		05/01/2017	25,032
10,000	Star International Academy, MI COP[1]	8.000		03/01/2033	10,285
935,000	Wayne County, MI Building Authority[1]	5.250		06/01/2016	938,366
150,000	Wayne County, MI Building Authority[1]	5.250		10/01/2016	153,056
25,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.000		12/01/2019	24,946
5,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.000		12/01/2028	4,400
1,000,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250		12/01/2023	969,260
495,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[1]	6.000		12/01/2029	413,820
990,000	Wayne, MI Charter County GO1	6.750		11/01/2039	989,297
5,000	Webberville, MI Water Supply & Wastewater Treatment[1]	6.500		11/01/2018	5,002

					40,247,282

U.S. Possessions—27.9%
30,000	Guam Government Waterworks Authority & Wastewater System[1]	6.000		07/01/2025	29,068
1,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[5]	07/01/2024	1,011,260
385,000	Puerto Rico Commonwealth GO1	5.700		07/01/2020	385,139
750,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	763,298
500,000	Puerto Rico Electric Power Authority, Series CCC[1]	5.250		07/01/2028	471,265
250,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2032	215,603
5,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	4,542

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$250,000	Puerto Rico Highway & Transportation Authority[1]	5.500%		07/01/2030	$238,008
60,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2042	48,839
15,000	Puerto Rico IMEPCF (American Airlines)	6.450		12/01/2025	12,285
180,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	175,712
700,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	652,603
1,855,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,625,592
75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)[1]	5.750		06/01/2029	57,701
360,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	286,686
15,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2024	14,211
500,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	512,705
2,100,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	2,208,024
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	548,285
250,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	269,305
750,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	776,715
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[5]	08/01/2032	801,690
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750		08/01/2057	1,003,450
700,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	645,946
250,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	219,825

					12,977,757

Total Investments, at Value (Cost $60,126,751)—114.4%					53,225,039
Liabilities in Excess of Other Assets—(14.4)					(6,685,143)

Net Assets—100.0%					$46,539,896

Footnotes to Statement of Investments
1.    All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of the accompanying Notes.
2.    This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.
3.    Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently transferred to a trust. See Note 1 of the accompanying Notes.
4.    Zero coupon bond reflects effective yield on the date of purchase.
5.    Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Michigan	$—	$40,247,282	$—	$40,247,282
U.S. Possessions	—	12,977,757	—	12,977,757

Total Assets	$—	$53,225,039	$—	$53,225,039

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

BCCC	Botsford Continuing Care Corp.
BGH	Botsford General Hospital
CEMS	Community Emergency Medical Services
COP	Certificates of Participation
EDC	Economic Devel. Corp.
FHA	Federal Housing Agency/Authority
GO	General Obligation
HEFA	Higher Education Facilities Authority
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
OHC	Oakwood Hospital Corp.
OUH	Oakwood United Hospitals
ROLs	Residual Option Longs
V.I.	United States Virgin Islands
ZHCC	Zieger Health Care Corp.

STATEMENT OF ASSETS AND LIABILITIES March 31, 2011

Assets
Investments, at value (cost $60,126,751)—see accompanying statement of investments	$53,225,039
Cash	556,335
Receivables and other assets:
Interest	925,166
Shares of beneficial interest sold	102,292
Investments sold	21,835
Other	20,671

Total assets	54,851,338

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	7,500,000
Payable on borrowings (See Note 5)	500,000
Shares of beneficial interest redeemed	147,884
Dividends	69,186
Distribution and service plan fees	26,876
Shareholder communications	14,278
Transfer and shareholder servicing agent fees	3,289
Trustees’ compensation	3,055
Interest expense on borrowings	12
Other	46,862

Total liabilities	8,311,442

Net Assets	$46,539,896

Composition of Net Assets
Par value of shares of beneficial interest	$5,411
Additional paid-in capital	68,750,066
Accumulated net investment income	586,200
Accumulated net realized loss on investments	(15,900,069)
Net unrealized depreciation on investments	(6,901,712)

Net Assets	$46,539,896

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $27,602,031 and 3,207,330 shares of beneficial interest outstanding)	$8.61
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.04

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,771,473 and 322,136 shares of beneficial interest outstanding)	$8.60

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $16,166,392 and 1,881,349 shares of beneficial interest outstanding)	$8.59

STATEMENT OF OPERATIONS For the Year Ended March 31, 2011

Investment Income
Interest	$3,828,184
Other income	12

Total investment income	3,828,196

Expenses
Management fees	262,727
Distribution and service plan fees:
Class A	71,731
Class B	26,054
Class C	162,759
Transfer and shareholder servicing agent fees:
Class A	22,590
Class B	2,640
Class C	12,711
Shareholder communications:
Class A	16,525
Class B	2,086
Class C	9,255
Borrowing fees	90,472
Legal, auditing and other professional fees	46,943
Interest expense and fees on short-term floating rate notes issued (See Note 1)	37,759
Interest expense on borrowings	7,074
Administration service fees	1,500
Custodian fees and expenses	882
Trustees’ compensation	828
Other	6,462

Total expenses	780,998
Less waivers and reimbursements of expenses	(120,818)

Net expenses	660,180

Net Investment Income	3,168,016

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(4,700,319)
Net change in unrealized appreciation/depreciation on investments	835,042

Net Decrease in Net Assets Resulting from Operations	$(697,261)

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2011	2010

Operations
Net investment income	$3,168,016	$2,786,278
Net realized loss	(4,700,319)	(4,744,097)
Net change in unrealized appreciation/depreciation	835,042	12,520,483

Net increase (decrease) in net assets resulting from operations	(697,261)	10,562,664

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,066,920)	(2,213,883)
Class B	(168,446)	(97,775)
Class C	(1,049,038)	(628,153)

	(3,284,404)	(2,939,811)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	3,637,099	(6,759,981)
Class B	834,033	1,235,333
Class C	4,359,797	6,479,448

	8,830,929	954,800

Net Assets
Total increase	4,849,264	8,577,653
Beginning of period	41,690,632	33,112,979

End of period (including accumulated net investment income of $586,200 and $702,588, respectively)	$46,539,896	$41,690,632

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2011

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(697,261)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(23,379,403)
Proceeds from disposition of investment securities	12,843,539
Short-term investment securities, net	(499,095)
Premium amortization	104,456
Discount accretion	(835,294)
Net realized loss on investments	4,700,319
Net change in unrealized appreciation/depreciation on investments	(835,042)
Change in assets:
Decrease in receivable for securities sold	11,079
Increase in other assets	(11,920)
Increase in interest receivable	(170,309)
Change in liabilities:
Decrease in other liabilities	(3,201)
Decrease in payable for securities purchased	(805,225)

Net cash used in operating activities	(9,577,357)

Cash Flows from Financing Activities
Proceeds from bank borrowings	26,100,000
Payments on bank borrowings	(29,700,000)
Proceeds from short-term floating rate notes issued	7,500,000
Proceeds from shares sold	24,683,415
Payments on shares redeemed	(17,722,100)
Cash distributions paid	(1,090,998)

Net cash provided by financing activities	9,770,317
Net increase in cash	192,960
Cash, beginning balance	363,375

Cash, ending balance	$556,335

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,180,014.
Cash paid for interest on bank borrowings—$7,862.
Cash paid for interest on short-term floating rate notes issued—$37,759.

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2011	2010	2009	2008	2007 [1]

Per Share Operating Data
Net asset value, beginning of period	$9.22	$7.47	$12.20	$14.43	$13.60

Income (loss) from investment operations:
Net investment income[2]	.64	.67	.77	.83	.65
Net realized and unrealized gain (loss)	(.59)	1.79	(4.79)	(2.39)	.64

Total from investment operations	.05	2.46	(4.02)	(1.56)	1.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.71)	(.71)	(.67)	(.46)

Net asset value, end of period	$8.61	$9.22	$7.47	$12.20	$14.43

Total Return, at Net Asset Value[3]	0.37%	33.82%	(33.84)%	(11.14)%	9.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,602	$26,291	$27,122	$40,660	$17,170

Average net assets (in thousands)	$28,847	$27,143	$33,158	$33,865	$11,550

Ratios to average net assets:[4]
Net investment income	6.93%	7.75%	7.92%	6.12%	5.82%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.06%	0.97%	0.89%	0.83%	1.35%
Interest and fees from borrowings	0.20%	0.28%	0.85%	1.16%	1.28%
Interest and fees on short-term floating rate notes issued[5]	0.08%	—	0.24%	0.68%	0.34%

Total expenses	1.34%	1.25%	1.98%	2.67%	2.97%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.08%	1.02%	1.04%	1.48%	1.14%

Portfolio turnover rate	29%	32%	62%	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class B Year Ended March 31,	2011	2010	2009	2008	2007 [1]

Per Share Operating Data
Net asset value, beginning of period	$9.22	$7.47	$12.20	$14.43	$13.60

Income (loss) from investment operations:
Net investment income[2]	.57	.59	.70	.72	.51
Net realized and unrealized gain (loss)	(.60)	1.80	(4.80)	(2.38)	.69

Total from investment operations	(.03)	2.39	(4.10)	(1.66)	1.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.64)	(.63)	(.57)	(.37)

Net asset value, end of period	$8.60	$9.22	$7.47	$12.20	$14.43

Total Return, at Net Asset Value[3]	(0.50)%	32.82%	(34.35)%	(11.82)%	9.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,772	$2,146	$682	$918	$506

Average net assets (in thousands)	$2,613	$1,350	$839	$801	$196

Ratios to average net assets:[4]
Net investment income	6.18%	6.78%	7.18%	5.34%	4.55%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.85%	2.02%	2.20%	2.10%	3.15%
Interest and fees from borrowings	0.20%	0.28%	0.85%	1.16%	1.28%
Interest and fees on short-term floating rate notes issued[5]	0.08%	—	0.24%	0.68%	0.34%

Total expenses	2.13%	2.30%	3.29%	3.94%	4.77%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.83%	1.81%	1.79%	2.23%	1.89%

Portfolio turnover rate	29%	32%	62%	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class C Year Ended March 31,	2011	2010	2009	2008	2007 [1]

Per Share Operating Data
Net asset value, beginning of period	$9.21	$7.46	$12.19	$14.42	$13.60

Income (loss) from investment operations:
Net investment income[2]	.57	.60	.70	.72	.52
Net realized and unrealized gain (loss)	(.60)	1.79	(4.80)	(2.38)	.67

Total from investment operations	(.03)	2.39	(4.10)	(1.66)	1.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.64)	(.63)	(.57)	(.37)

Net asset value, end of period	$8.59	$9.21	$7.46	$12.19	$14.42

Total Return, at Net Asset Value[3]	(0.50)%	32.87%	(34.38)%	(11.83)%	8.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,166	$13,254	$5,309	$6,936	$2,309

Average net assets (in thousands)	$16,322	$8,642	$5,962	$5,750	$845

Ratios to average net assets:[4]
Net investment income	6.18%	6.83%	7.15%	5.33%	4.63%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.80%	1.91%	2.02%	1.87%	2.48%
Interest and fees from borrowings	0.20%	0.28%	0.85%	1.16%	1.28%
Interest and fees on short-term floating rate notes issued[5]	0.08%	—	0.24%	0.68%	0.34%

Total expenses	2.08%	2.19%	3.11%	3.71%	4.10%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.83%	1.82%	1.79%	2.23%	1.89%

Portfolio turnover rate	29%	32%	62%	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Michigan Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Michigan state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $7,500,000 as of March 31, 2011, which represents 13.67% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At March 31, 2011, municipal bond holdings with a value of $9,035,300 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $7,500,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At March 31, 2011, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon		Maturity
Amount	Inverse Floater[1]	Rate	[2]	Date	Value

$2,500,000	MI Hospital Finance Authority ROLs[3]	15.061%		8/1/35	$1,535,300

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 24 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
     The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2011, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $7,500,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2011 is as follows:

Cost	$79,812
Market Value	$10,244
Market Value as a % of Net Assets	0.02%
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$ 663,978	$ —	$15,895,069	$6,906,712

1.	As of March 31, 2011, the Fund had $11,153,688 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2011, details of the capital loss carryforwards were as follows:

Expiring

2015	$184
2016	1,046,240
2017	4,376,454
2018	5,277,798
2019	453,012

Total	$11,153,688

2.	As of March 31, 2011, the Fund had $4,741,381 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended March 31, 2011, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

Distributions paid from:
Exempt-interest dividends	$3,252,099	$2,939,083
Ordinary income	32,305	728

Total	$3,284,404	$2,939,811

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$52,628,351 [1]

Gross unrealized appreciation	$825,581
Gross unrealized depreciation	(7,732,293)

Net unrealized depreciation	$(6,906,712)

1.	The Federal tax cost of securities does not include cost of $7,503,400, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$59
Payments Made to Retired Trustees	195
Accumulated Liability as of March 31, 2011	1,524
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	1,634,675	$15,179,984	1,558,919	$13,662,060
Dividends and/or distributions reinvested	148,134	1,349,417	96,949	847,014
Redeemed	(1,426,429)	(12,892,302)	(2,435,515)	(21,269,055)

Net increase (decrease)	356,380	$3,637,099	(779,647)	$(6,759,981)

Class B
Sold	107,070	$996,482	154,782	$1,352,008
Dividends and/or distributions reinvested	11,051	100,736	6,522	57,258
Redeemed	(28,767)	(263,185)	(19,784)	(173,933)

Net increase	89,354	$834,033	141,520	$1,235,333

Class C
Sold	890,106	$8,286,962	877,946	$7,804,458
Dividends and/or distributions reinvested	80,112	729,861	43,823	384,823
Redeemed	(527,875)	(4,657,026)	(194,244)	(1,709,833)

Net increase	442,343	$4,359,797	727,525	$6,479,448

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$23,379,403	$12,843,539
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2011, the Fund paid $36,688 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2011 were as follows:

Class B	$103,961
Class C	225,129

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2011	$46,786	$ —	$5,857	$12,162
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2011, the Manager reimbursed $72,935, $7,723 and $40,160 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1 (Inverse Floating Rate Securities). The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2386% as of March 31, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2011 equal 0.20% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2011, the Fund had borrowings outstanding at an interest rate of 0.2386%. Details of the borrowings for the year ended March 31, 2011 are as follows:

Average Daily Loan Balance	$2,207,123
Average Daily Interest Rate	0.319%
Fees Paid	$106,876
Interest Paid	$7,862
6. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended March 31, 2011 are included in expenses on the Fund’s Statement of Operations are less than 0.005% of the Fund’s average net assets on an annualized basis.
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments. The Fund executed no transactions under the Facility during the year ended March 31, 2011.
7. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
8. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Rochester Minnesota Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Minnesota Municipal Fund, including the statement of investments, as of March 31, 2011, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period November 7, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Minnesota Municipal Fund as of March 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period November 7, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG llp
Denver, Colorado
May 16, 2011

STATEMENT OF INVESTMENTS March 31, 2011

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—110.7%

Minnesota—107.3%
$120,000	Aitkin, MN Health Care Facilities (Riverwood Healthcare Center)[1]	5.600%	02/01/2032	$100,943

50,000	Alexandria, MN Health Care Facilities (Board of Social Ministry)[1]	6.000	07/01/2032	48,405

25,000	Anoka County, MN Hsg. & Redevel. Authority (Premier FMC)[1]	6.625	05/01/2030	23,842

25,000	Apple Valley, MN EDA (Evercare Senior Living)[1]	6.000	12/01/2025	22,985

205,000	Apple Valley, MN EDA (Evercare Senior Living)[1]	6.125	06/01/2035	179,949

250,000	Apple Valley, MN Hsg. & Health Care (Seasons at Apple Valley)[1]	6.750	03/01/2040	236,230

25,000	Austin, MN GO1	5.000	10/01/2018	25,017

750,000	Austin, MN Hsg. & Redevel. Authority (Chauncey & Courtyard Apts.)[1]	5.000	01/01/2031	753,293

430,000	Baytown, MN Township (St. Croix Preparatory Academy)[1]	7.000	08/01/2038	388,608

150,000	Becker, MN Pollution Control (Northern States Power Company)[1]	8.500	03/01/2019	165,600

2,000,000	Becker, MN Pollution Control (Northern States Power Company)[1]	8.500	04/01/2030	2,114,900

10,000	Bemidji, MN Health Care Facilities (North Country Health Services)[1]	5.000	09/01/2031	8,874

525,000	Buffalo, MN Health Care (Central Minnesota Senior Hsg.)[1]	5.375	09/01/2026	446,607

1,000,000	Chippewa County, MN Gross Revenue (Montevideo Hospital)[1]	5.500	03/01/2037	897,230

145,000	Cloquet, MN Pollution Control (Potlach Corp.)[1]	5.900	10/01/2026	129,566

200,000	Cokato, MN Senior Hsg. (Cokato Charitable Trust)[1]	5.250	12/01/2026	172,286

315,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)[1]	5.000	02/15/2017	284,357

1,000,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)[1]	5.375	02/15/2032	719,760

900,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)[1]	5.700	07/01/2042	630,342

750,000	Cottage Grove, MN Senior Hsg.[1]	5.250	12/01/2046	557,850

200,000	Cuyuna Range, MN Hospital District Health Facilities[1]	5.000	06/01/2029	168,456

30,000	Dakota County, MN Community Devel. Agency (Grande Market Place)[1]	5.400	11/20/2043	28,586

200,000	Dakota County, MN Community Devel. Agency (Regent Burnsville)[1]	6.000	07/01/2045	180,412

5,000	Douglas County, MN Alexandria Hsg. & Redevel. Authority (Windmill Ponds)[1]	2.810[2]	07/01/2015	3,938

200,000	Douglas County, MN Hsg. & Redevel. Authority[1]	5.600	02/01/2024	215,708

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$1,460,000	Duluth, MN Hsg. & Redevel. Authority (Benedictine Health Center)[1]	5.875%	11/01/2033	$1,227,816

500,000	Duluth, MN Hsg. & Redevel. Authority (Public Schools Academy)[1]	5.875	11/01/2040	405,900

10,000	Eden Prairie, MN Multifamily Hsg. (SE Rolling Hills)[1]	6.000	08/20/2021	10,548

500,000	Eveleth, MN Health Care (Arrowhead Senior Living Community)[1]	5.200	10/01/2027	377,080

800,000	Falcon Heights, MN (Kaleidoscope Charter School)[1]	6.000	11/01/2037	633,528

400,000	Fergus Falls, MN Health Care Facilities (Lake Region Healthcare)[1]	5.400	08/01/2040	358,440

370,000	Golden Valley, MN (CRC/CAH/BCH/ECH Obligated Group)[1]	5.500	12/01/2029	324,845

125,000	Grand Rapids, MN Hsg. and Redevel. Authority (Lakeshore)[1]	5.700	10/01/2029	111,370

50,000	Hastings, MN Health Care Facility (Regina Medical Center)[1]	5.300	09/15/2028	42,720

385,000	Hopkins, MN Hsg. & Redevel. Authority (Excelsior Crossings)[1]	5.625	02/01/2030	364,653

110,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.500	04/01/2023	98,297

180,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.650	12/01/2022	164,576

115,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[1]	6.850	12/01/2029	111,574

500,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)[1]	5.700	09/01/2036	426,300

525,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)[1]	6.250	09/01/2040	484,696
500,000	Lamberton, MN Solid Waste (Highwater Ethanol)[1]	8.500	12/01/2022	364,605

20,000	Litchfield, MN EDA (Hsg. Devel.)	5.400	02/01/2012	20,085

500,000	Litchfield, MN Electric Utility[1]	5.000	02/01/2029	506,605

250,000	Little Canada, MN Senior Hsg. (PHS/Mayfield)[1]	6.000	12/01/2030	239,145

180,000	Maple Grove, MN Health Care Facilities (North Care)[1]	5.000	09/01/2029	163,447

500,000	Maplewood, MN Health Care Facility (VOA Care Centers)[1]	5.375	10/01/2024	428,215

490,000	Maplewood, MN Hsg. & Health Care (Ecumen Headquarters)[1]	6.375	03/01/2040	466,137

395,000	Meeker County, MN (Memorial Hospital)[1]	5.750	11/01/2027	377,509

670,000	Meeker County, MN (Memorial Hospital)[1]	5.750	11/01/2037	600,561

35,000	Minneapolis & St. Paul, MN Hsg. & Redevel. Authority (CHC/CHCS Obligated Group)[1]	5.250	08/15/2035	34,152

650,000	Minneapolis & St. Paul, MN Hsg. & Redevel. Authority (GHP/HPA/HP Obligated Group)[1]	5.875	12/01/2029	650,332

160,770	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.000	12/01/2038	148,281

930,041	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.250	12/01/2040	968,163

1,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2020	1,050,030

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$1,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000%	01/01/2022	$1,026,740

85,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission	5.000	01/01/2022	83,298

160,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission	5.000	01/01/2023	162,302

25,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2028	24,719

8,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[3]	5.000	01/01/2035	7,803,920

55,000	Minneapolis, MN (Carechoice Member)[1]	5.875	04/01/2024	47,647

20,000	Minneapolis, MN (Sports Arena)[1]	5.400	07/01/2030	19,762

490,000	Minneapolis, MN Collateralized Multifamily Hsg. (Vantage Flats)[1]	5.200	10/20/2048	455,127

10,000	Minneapolis, MN Community Devel. Agency (Cord-Sets)[1]	5.500	06/01/2018	10,016

255,000	Minneapolis, MN Community Devel. Agency (Riverside Homes of Minneapolis)[1]	6.200	09/01/2029	255,558

500,000	Minneapolis, MN Devel. (Limited Tax Supported Community Bond Fund)[1]	6.000	12/01/2040	486,125

1,050,000	Minneapolis, MN Health Care System (Fairview Health Services/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	6.500	11/15/2038	1,101,587

150,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	6.375	11/15/2023	163,922

550,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.400	04/01/2028	436,029

200,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.500	04/01/2042	144,920

50,000	Minneapolis, MN Multifamily Hsg. (Bottineau Commons)[1]	5.450	04/20/2043	48,742

20,000	Minneapolis, MN Multifamily Hsg. (East Village Hsg. Corp.)[1]	5.750	10/20/2042	20,053

250,000	Minneapolis, MN Supported Devel. (Common Bond Fund)[1]	5.000	06/01/2028	225,650

380,000	Minneapolis, MN Tax Increment (East River/Unocal Site)[1]	5.250	02/01/2026	314,902

600,000	Minneapolis, MN Tax Increment (Grant Park)[1]	5.200	02/01/2022	530,040

1,750,000	Minneapolis, MN Tax Increment (Grant Park)[1]	5.350	02/01/2030	1,415,750

500,000	Minneapolis, MN Tax Increment (Ivy Tower)[1]	5.500	02/01/2022	357,560

1,250,000	Minneapolis, MN Tax Increment (St. Anthony Falls)[1]	5.750	02/01/2027	1,083,450

635,000	Minneapolis, MN Tax Increment (Unocal Site)[1]	5.400	02/01/2031	506,152

5,000	Minneota, MN Hsg. Facilities (Madison Ave. Apartments)[1]	5.750	04/01/2019	5,000

40,000	Minnetonka, MN Multifamily Hsg. (Cedar Hills East/Cedar Hills West)[1]	5.900	10/20/2019	40,262

155,000	MN Agricultural & Economic Devel. Board (Fairview Health Services)[1]	6.375	11/15/2022	156,149

115,000	MN Agricultural & Economic Devel. Board (Fairview Health Services)[1]	6.375	11/15/2029	115,334

480,000	MN Agricultural & Economic Devel. Board (Fairview Hospital and Healthcare Service)[1]	5.750	11/15/2026	480,014

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$410,000	MN HEFA (Bethel University)[1]	5.500%	05/01/2022	$400,677

20,000	MN HEFA (College of St. Catherine)[1]	5.375	10/01/2032	18,456

875,000	MN HEFA (College of St. Scholastica)[1]	5.125	12/01/2040	804,493

1,000,000	MN HEFA (College of St. Scholastica)[1]	5.250	12/01/2035	954,710

150,000	MN HEFA (College of St. Scholastica)[1]	6.000	12/01/2028	153,752

500,000	MN HEFA (College of St. Scholastica)[1]	6.300	12/01/2040	506,400

500,000	MN HEFA (Hamline University)[1]	5.000	10/01/2029	481,880

500,000	MN HEFA (Hamline University)[1]	6.000	10/01/2032	503,870

500,000	MN HEFA (Macalester College)[1]	5.000	06/01/2035	501,790

45,000	MN HEFA (University of St. Thomas)[1]	5.250	10/01/2034	44,610

750,000	MN HEFA (University of St. Thomas)[1]	5.250	04/01/2039	730,163

100,000	MN HFA (Rental Hsg.)[1]	5.000	08/01/2040	90,336

110,000	MN HFA (Rental Hsg.)[1]	5.200	08/01/2029	106,580

60,000	MN HFA (Rental Hsg.)[1]	5.375	08/01/2028	60,010

145,000	MN HFA (Rental Hsg.)	5.875	08/01/2028	145,032

10,000	MN HFA (Rental Hsg.)[1]	5.950	02/01/2015	10,025

10,000	MN HFA (Rental Hsg.)[1]	6.000	02/01/2022	10,010

25,000	MN HFA (Rental Hsg.)[1]	6.125	08/01/2021	25,027

15,000	MN HFA (Rental Hsg.)[1]	6.150	08/01/2025	15,009

95,000	MN HFA (Residential Hsg.)[1]	5.000	07/01/2023	95,499

645,000	MN HFA (Residential Hsg.)[1]	5.050	07/01/2034	632,835

255,000	MN HFA (Residential Hsg.)[1]	5.100	07/01/2031	242,913

80,000	MN HFA (Residential Hsg.)[1]	5.100	07/01/2038	73,911

725,000	MN HFA (Residential Hsg.)[1]	5.100	01/01/2040	705,751

35,000	MN HFA (Residential Hsg.)[1]	5.150	07/01/2028	34,119

995,000	MN HFA (Residential Hsg.)[1]	5.350	07/01/2033	978,015

15,000	MN HFA (Residential Hsg.)[1]	5.500	01/01/2038	15,502

20,000	MN HFA (Residential Hsg.)[1]	5.650	07/01/2033	20,088

10,000	MN HFA (Residential Hsg.)[1]	5.750	01/01/2038	10,350

25,000	MN HFA (Single Family Mtg.)[1]	5.150	07/01/2019	24,645

5,000	MN HFA (Single Family Mtg.)	5.200	07/01/2013	5,010

20,000	MN HFA (Single Family Mtg.)[1]	5.600	07/01/2022	20,618

10,000	MN HFA (Single Family Mtg.)[1]	5.650	07/01/2031	10,318

10,000	MN HFA (Single Family Mtg.)[1]	5.800	07/01/2021	10,048

15,000	MN HFA (Single Family Mtg.)[1]	5.850	07/01/2019	15,057

620,000	MN HFA (Single Family Mtg.)[1]	5.900	07/01/2025	620,397

750,000	MN Municipal Power Agency[1]	5.250	10/01/2035	705,728

500,000	MN Office of Higher Education (Supplemental Student Loan)[1]	5.000	11/01/2029	486,415

615,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)[1]	5.000	04/01/2017	532,129

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$1,410,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)[1]	5.200%	04/01/2027	$1,099,730

55,000	New Hope, MN Hsg. & Health Care Facilities (Minnesota Masonic Home North Ridge)[1]	5.875	03/01/2029	46,779

1,100,000	North Oaks, MN Senior Hsg. (Presbyterian Homes of North Oaks)[1]	6.500	10/01/2047	986,986

40,000	Northfield, MN Senior Hsg. (Northfield Manor)[1]	6.000	07/01/2033	35,231

50,000	Oronoco, MN Multifamily Hsg. (Wedum Shorewood Campus)[1]	5.400	06/01/2041	39,503

300,000	Otter Tail County, MN GO4	7.500	11/01/2019	74,499

100,000	Park Rapids, MN Health Facilities (Mankato Lutheran Homes)[1]	5.600	08/01/2036	80,585

100,000	Pine City, MN Health Care & Hsg. (North Branch)[1]	6.125	10/20/2047	86,988

110,000	Plymouth, MN Health Facilities (Health Span Health System/North Memorial Medical Center Obligated Group)[1]	6.125	06/01/2024	110,092

80,000	Plymouth, MN Health Facilities (Health Span Health System/North Memorial Medical Center Obligated Group)	6.250	06/01/2016	80,126

125,000	Prior Lake, MN Senior Hsg. (Shepherds Path Senior Hsg.)[1]	5.750	08/01/2041	104,081

20,000	Ramsey County, MN Hsg. & Redevel. Authority (Hanover Townhouses)[1]	5.625	07/01/2016	20,068

1,000,000	Redwood Falls, MN (Redwood Area Hospital)[1]	5.125	12/01/2036	836,610

250,000	Rochester, MN Health Care & Hsg. (Samaritan Bethany)[1]	7.375	12/01/2041	247,415

750,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)[1]	5.875	07/01/2030	713,048

25,000	Sartell, MN Environmental Improvement, Series A1	5.200	06/01/2027	23,463

250,000	Sauk Rapids, MN Health Care Housing Facilities (Good Shepard Lutheran Home)[1]	7.500	01/01/2039	250,943

25,000	Slayton, MN Tax Increment, Series B1	5.350	02/01/2013	25,075

25,000	South Washington County, MN Independent School District No. 833 COP[1]	5.250	12/01/2014	25,045

10,000	Southern MN Municipal Power Agency[1]	5.000	01/01/2024	10,410

750,000	Southern MN Municipal Power Agency[1]	5.250	01/01/2030	768,645

1,000,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.000	02/01/2031	738,170

750,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.625	02/01/2031	602,010

250,000	St. Louis Park, MN EDA (Hoigaard Village)[1]	5.000	02/01/2023	231,150

1,500,000	St. Louis Park, MN Health Care Facilities (Nicollett Health Services)[1]	5.750	07/01/2039	1,406,580

50,000	St. Louis Park, MN Health Care Facilities (PNMH/PNMC Holdings/PNI Obligated Group)[1]	5.500	07/01/2023	50,983

760,000	St. Paul, MN Hsg. & Redevel. Authority (559 Capital Blvd./ HSJH/BLMC/DRH/HESJH Obligated Group)[1]	5.700	11/01/2015	753,327

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$400,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000%	09/15/2037	$325,504

400,000	St. Paul, MN Hsg. & Redevel. Authority (Community of Peace Building Company)[1]	5.000	12/01/2036	289,964

300,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[1]	6.250	03/01/2029	267,399

400,000	St. Paul, MN Hsg. & Redevel. Authority (HealthEast/HESJH/HSJH Obligation Group)[1]	6.000	11/15/2025	370,256

215,000	St. Paul, MN Hsg. & Redevel. Authority (HealthEast/HESJH/HSJH Obligation Group)[1]	6.000	11/15/2035	181,312

150,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	6.000	09/01/2036	120,741

750,000	St. Paul, MN Hsg. & Redevel. Authority (Minneapolis Public Radio)[1]	5.000	12/01/2025	757,973

500,000	St. Paul, MN Hsg. & Redevel. Authority (Package Facilities)[1]	5.000	08/01/2035	457,885

500,000	St. Paul, MN Hsg. & Redevel. Authority (Rossy & Richard Shaller)[1]	5.250	10/01/2042	374,750

750,000	St. Paul, MN Hsg. & Redevel. Authority (Selby Grotto Hsg.)[1]	5.500	09/20/2044	735,368

875,000	St. Paul, MN Hsg. & Redevel. Authority (Smith Avenue)[1]	5.000	08/01/2035	801,299

700,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[1]	7.000	03/01/2029	654,024

500,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facilities (Carondelet Village)[1]	6.000	08/01/2035	472,505

500,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (GHP/RH/MAC Obligated Group)[1]	5.250	05/15/2036	443,935

25,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (GHR/RH/MAC Obligated Group)[1]	5.250	05/15/2017	26,644

5,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)[1]	5.200	05/15/2013	5,011

50,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)[1]	5.250	05/15/2018	50,033

35,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)[1]	5.300	05/15/2028	33,041

55,000	St. Paul, MN Independent School District No. 625 COP	6.375	02/01/2013	55,260

2,445,000	St. Paul, MN Port Authority (Great Northern)[1]	6.000	03/01/2030	2,105,927

50,000	St. Paul, MN Port Authority (Office Building)[1]	5.250	12/01/2027	50,557

100,000	St. Paul, MN Port Authority (Office Building)[1]	5.250	12/01/2027	101,113

1,375,000	St. Paul, MN Port Authority (Regions Hospital Parking Ramp)[1]	5.000	08/01/2036	1,130,621

150,000	Stearns County, MN (St. John’s Prep School)[1]	5.600	10/01/2024	150,212

900,000	Stillwater, MN Multifamily (Orleans Homes)[1]	5.375	02/01/2032	707,022

440,000	Stillwater, MN Multifamily (Orleans Homes)[1]	5.500	02/01/2042	329,327

500,000	University of Minnesota[1]	5.000	12/01/2036	505,895

750,000	University of Minnesota[1]	5.250	12/01/2031	802,455

10,000	University of Minnesota[1]	6.200	09/01/2012	10,174

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$25,000	Virginia, MN Hsg. & Redevel. Authority Health Care Facilities[1]	5.375%	10/01/2030	$23,137

45,000	Washington County, MN Hsg. & Redevel. Authority (Briar Pond)[1]	5.550	08/20/2024	45,023

115,000	Washington County, MN Hsg. & Redevel. Authority (Health East Bethesda Hospital)[1]	5.375	11/15/2018	108,829

15,000	Washington County, MN Hsg. & Redevel. Authority (Health East Bethesda Hospital)[1]	5.375	11/15/2018	14,195

15,000	Western, MN Municipal Power Agency[1]	5.000	01/01/2026	14,968

160,000	Willmar, MN Hsg & Redevel. Authority (Highlands Apts.)[1]	5.850	06/01/2019	160,002

750,000	Winona, MN Health Care Facilities (Winona Health Services/Winona Senior Services Obligated Group)[1]	6.000	07/01/2034	717,360

15,000	Woodbury, MN Senior Hsg. (Presbyterian Homes Hsg. & Assisted Living)[1]	6.150	07/01/2019	15,005

				70,848,530

U.S. Possessions—3.4%
250,000	Puerto Rico Electric Power Authority, Series CCC[1]	5.250	07/01/2028	235,633

250,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	219,390

5,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	02/01/2019	4,898

90,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750	08/01/2037	86,687

2,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.160[5]	08/01/2034	427,800

2,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.160[5]	08/01/2036	361,300

500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.250	08/01/2041	444,050

500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000	08/01/2039	495,375

				2,275,133

Total Investments, at Value (Cost $77,014,337)—110.7%				73,123,663

Liabilities in Excess of Other Assets—(10.7)				(7,081,231)

Net Assets—100.0%				$66,042,432

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of the accompanying Notes.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently transferred to a trust. See Note 1 of the accompanying Notes.

4.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

5.	Zero coupon bond reflects effective yield on the date of purchase.

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2011 based on valuation input level:

			Level 3 —
	Level 1 —	Level 2 —	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Minnesota	$—	$70,848,530	$—	$70,848,530
U.S. Possessions	—	2,275,133	—	2,275,133

Total Assets	$—	$73,123,663	$—	$73,123,663

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

BCH	Bethany Covenant Home
BLMC	Bethesda Lutheran Medical Center
CAH	Colonial Acres Home
CHC	Children’s Health Care
COP	Certificates of Participation
CRC	Covenant Retirement Communities
DRH	D.R. Hospital
ECH	Ebenezer Covenant Home
EDA	Economic Devel. Authority
FRCS	Fairview Regional Community Services
FRWHS	Fairview Red Wing Health Services
FSH	Fairview Seminary Home
FSP	Fairview Seminary Plaza
GHP	Group Health Plan
GO	General Obligation
HEFA	Higher Education Facilities Authority
HESJH	HealthEast St. John’s Hospital
HFA	Housing Finance Agency
HP	Healthpartners
HPA	Healthpartners Administrators
HSJH	HealthEast St. Joseph’s Hospital
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MAC	Midwest Assurance Company
PHS	Pinnacle Health System
PNI	Park Nicollet Institute
PNMH	Park Nicollet Methodist Hospital
RH	Regions Hospital
ROLs	Residual Option Longs
RRHS	Range Regional Health Services

STATEMENT OF ASSETS AND LIABILITIES March 31, 2011

Assets
Investments, at value (cost $77,014,337)—see accompanying statement of investments	$73,123,663

Cash	333,268

Receivables and other assets:
Interest	1,169,609
Shares of beneficial interest sold	126,770
Investments sold	107,941
Other	19,487

Total assets	74,880,738

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	6,000,000
Payable on borrowings (See Note 5)	2,600,000
Dividends	73,581
Shares of beneficial interest redeemed	48,203
Distribution and service plan fees	39,371
Shareholder communications	18,525
Transfer and shareholder servicing agent fees	4,449
Trustees’ compensation	1,903
Interest expense on borrowings	578
Other	51,696

Total liabilities	8,838,306

Net Assets	$66,042,432

Composition of Net Assets
Par value of shares of beneficial interest	$5,852

Additional paid-in capital	72,113,985

Accumulated net investment income	488,026

Accumulated net realized loss on investments	(2,674,757)

Net unrealized depreciation on investments	(3,890,674)

Net Assets	$66,042,432

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $49,725,166 and 4,404,946 shares of beneficial interest outstanding)	$11.29
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.85

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,914,531 and 169,741 shares of beneficial interest outstanding)	$11.28

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,402,735 and 1,277,148 shares of beneficial interest outstanding)	$11.28

STATEMENT OF OPERATIONS For the Year Ended March 31, 2011

Investment Income
Interest	$3,960,047

Other income	12

Total investment income	3,960,059

Expenses
Management fees	346,469

Distribution and service plan fees:
Class A	113,634
Class B	18,331
Class C	154,545

Transfer and shareholder servicing agent fees:
Class A	31,288
Class B	1,983
Class C	14,150

Shareholder communications:
Class A	21,962
Class B	1,344
Class C	6,815

Legal, auditing and other professional fees	47,194

Borrowing fees	47,161

Interest expense and fees on short-term floating rate notes issued (See Note 1)	35,375

Interest expense on borrowings	3,757

Administration service fees	1,500

Trustees’ compensation	949

Custodian fees and expenses	829

Other	7,914

Total expenses	855,200
Less waivers and reimbursements of expenses	(134,435)

Net expenses	720,765

Net Investment Income	3,239,294

Realized and Unrealized Loss
Net realized loss on investments	(446,622)

Net change in unrealized appreciation/depreciation on investments	(3,682,713)

Net Decrease in Net Assets Resulting from Operations	$(890,041)

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2011	2010

Operations
Net investment income	$3,239,294	$2,086,390

Net realized loss	(446,622)	(124,213)

Net change in unrealized appreciation/depreciation	(3,682,713)	6,747,481

Net increase (decrease) in net assets resulting from operations	(890,041)	8,709,658

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,430,679)	(1,788,686)
Class B	(84,198)	(50,441)
Class C	(696,469)	(200,943)

	(3,211,346)	(2,040,070)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	18,361,274	3,052,240
Class B	621,169	597,745
Class C	8,160,488	4,836,480

	27,142,931	8,486,465

Net Assets
Total increase	23,041,544	15,156,053

Beginning of period	43,000,888	27,844,835

End of period (including accumulated net investment income of $488,026 and $460,078, respectively)	$66,042,432	$43,000,888

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2011

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(890,041)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(43,582,317)
Proceeds from disposition of investment securities	10,323,595
Short-term investment securities, net	441,750
Premium amortization	126,774
Discount accretion	(192,129)
Net realized loss on investments	446,622
Net change in unrealized appreciation/depreciation on investments	3,682,713
Change in assets:
Decrease in receivable for securities sold	19,684
Increase in other assets	(11,625)
Increase in interest receivable	(386,185)
Change in liabilities:
Increase in other liabilities	22,541

Net cash used in operating activities	(29,998,618)

Cash Flows from Financing Activities
Proceeds from bank borrowings	24,900,000
Payments on bank borrowings	(25,100,000)
Proceeds from short-term floating rate notes issued	6,000,000
Proceeds from shares sold	45,915,801
Payments on shares redeemed	(21,093,843)
Cash distributions paid	(506,302)

Net cash provided by financing activities	30,115,656

Net increase in cash	117,038

Cash, beginning balance	216,230

Cash, ending balance	$333,268

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,674,317.
Cash paid for interest on bank borrowings—$3,839.
Cash paid for interest on short-term floating rate notes issued—$35,375.

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$11.81	$9.68	$12.38	$13.79	$13.60

Income (loss) from investment operations:
Net investment income[2]	.63	.66	.73	.74	.30
Net realized and unrealized gain (loss)	(.52)	2.12	(2.78)	(1.53)	.09

Total from investment operations	.11	2.78	(2.05)	(.79)	.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.63)	(.65)	(.65)	(.62)	(.20)

Net asset value, end of period	$11.29	$11.81	$9.68	$12.38	$13.79

Total Return, at Net Asset Value[3]	0.84%	29.36%	(16.92)%	(5.89)%	2.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,725	$34,074	$25,181	$22,915	$7,832

Average net assets (in thousands)	$45,723	$30,488	$24,459	$15,737	$6,330

Ratios to average net assets:[4]
Net investment income	5.35%	6.00%	6.71%	5.70%	5.53%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.01%	1.04%	1.03%	1.01%	1.85%
Interest and fees from borrowings	0.08%	0.29%	0.71%	1.20%	1.59%
Interest and fees on short-term floating rate notes issued [5]	0.06%	—	—	—	—

Total expenses	1.15%	1.33%	1.74%	2.21%	3.44%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	0.94%	1.03%	0.80%	0.80%	0.80%

Portfolio turnover rate	17%	14%	20%	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class B Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$11.80	$9.67	$12.37	$13.78	$13.60

Income (loss) from investment operations:
Net investment income[2]	.54	.58	.65	.64	.26
Net realized and unrealized gain (loss)	(.52)	2.12	(2.79)	(1.53)	.08

Total from investment operations	.02	2.70	(2.14)	(.89)	.34

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.54)	(.57)	(.56)	(.52)	(.16)

Net asset value, end of period	$11.28	$11.80	$9.67	$12.37	$13.78

Total Return, at Net Asset Value[3]	0.09%	28.43%	(17.57)%	(6.60)%	2.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,914	$1,406	$635	$547	$215
Average net assets (in thousands)	$1,842	$993	$622	$373	$95
Ratios to average net assets:[4]
Net investment income	4.60%	5.19%	5.96%	4.95%	4.75%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.82%	1.95%	2.09%	2.12%	7.28%
Interest and fees from borrowings	0.08%	0.29%	0.71%	1.20%	1.59%
Interest and fees on short-term floating rate notes issued[5]	0.06%	—	—	—	—

Total expenses	1.96%	2.24%	2.80%	3.32%	8.87%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.69%	1.80%	1.55%	1.55%	1.55%

Portfolio turnover rate	17%	14%	20%	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class C Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$11.79	$9.67	$12.37	$13.78	$13.60

Income (loss) from investment operations:
Net investment income[2]	.54	.57	.65	.63	.26
Net realized and unrealized gain (loss)	(.51)	2.11	(2.79)	(1.53)	.08

Total from investment operations	.03	2.68	(2.14)	(.90)	.34

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.54)	(.56)	(.56)	(.51)	(.16)

Net asset value, end of period	$11.28	$11.79	$9.67	$12.37	$13.78

Total Return, at Net Asset Value[3]	0.16%	28.31%	(17.57)%	(6.64)%	2.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,403	$7,521	$2,029	$2,256	$164
Average net assets (in thousands)	$15,492	$4,019	$2,217	$1,119	$77
Ratios to average net assets:[4]
Net investment income	4.55%	5.08%	5.88%	4.87%	4.75%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.77%	1.93%	2.13%	1.98%	8.28%
Interest and fees from borrowings	0.08%	0.29%	0.71%	1.20%	1.59%
Interest and fees on short-term floating rate notes issued[5]	0.06%	—	—	—	—

Total expenses	1.91%	2.22%	2.84%	3.18%	9.87%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.69%	1.82%	1.55%	1.55%	1.55%

Portfolio turnover rate	17%	14%	20%	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Minnesota Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Minnesota state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $6,000,000 as of March 31, 2011, which represents 8.01% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At March 31, 2011, municipal bond holdings with a value of $7,803,920 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $6,000,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At March 31, 2011, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$2,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission ROLs[3]	17.810%	1/1/35	$1,803,920

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 26 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2011, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $6,000,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2011 is as follows:

Cost	$300,000
Market Value	$74,499
Market Value as a % of Net Assets	0.11%
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation Based on
Cost of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$416,413	$—	$2,669,911	$3,895,520

1.	As of March 31, 2011, the Fund had $2,232,229 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2011, details of the capital loss carryforwards were as follows:

Expiring

2016	$91,561
2017	190,675
2018	1,937,724
2019	12,269

Total	$2,232,229

2.	As of March 31, 2011, the Fund had $437,682 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended March 31, 2011, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

Distributions paid from:
Exempt-interest dividends	$3,211,292	$2,037,931
Ordinary income	54	2,139

Total	$3,211,346	$2,040,070

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$71,035,314[1]

Gross unrealized appreciation	$1,508,399
Gross unrealized depreciation	(5,403,919)

Net unrealized depreciation	$(3,895,520)

1.	The Federal tax cost of securities does not include cost of $5,983,869, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$74
Payments Made to Retired Trustees	99
Accumulated Liability as of March 31, 2011	812
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	2,382,812	$28,424,456	1,727,611	$19,017,742
Dividends and/or
distributions reinvested	171,873	2,022,421	107,683	1,198,008
Redeemed	(1,035,717)	(12,085,603)	(1,550,493)	(17,163,510)

Net increase	1,518,968	$18,361,274	284,801	$3,052,240

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class B
Sold	84,126	$1,004,099	61,045	$685,012
Dividends and/or
distributions reinvested	5,808	68,213	3,456	38,292
Redeemed	(39,353)	(451,143)	(11,037)	(125,559)

Net increase	50,581	$621,169	53,464	$597,745

Class C
Sold	1,337,897	$16,059,935	505,455	$5,674,422
Dividends and/or
distributions reinvested	49,588	583,683	12,658	142,531
Redeemed	(747,959)	(8,483,130)	(90,256)	(980,473)

Net increase	639,526	$8,160,488	427,857	$4,836,480

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$43,582,317	$10,323,595
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2011, the Fund paid $45,160 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2011 were as follows:

Class B	$68,644
Class C	240,100
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2011	$100,824	$—	$296	$8,630

Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2011, the Manager reimbursed $95,197, $4,946 and $34,289 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended March 31, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class C	$3
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1 (Inverse Floating Rate Securities). The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2386% as of March 31, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2011 equal 0.07% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2011, the Fund had borrowings outstanding at an interest rate of 0.2386%. Details of the borrowings for the year ended March 31, 2011 are as follows:

Average Daily Loan Balance	$1,341,918
Average Daily Interest Rate	0.284%
Fees Paid	$58,461
Interest Paid	$3,839
6. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended March 31, 2011 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments. The Fund executed no transactions under the Facility during the year ended March 31, 2011.
7. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.

     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
8. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Rochester North Carolina Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester North Carolina Municipal Fund, including the statement of investments, as of March 31, 2011, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester North Carolina Municipal Fund as of March 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG llp
Denver, Colorado
May 16, 2011

STATEMENT OF INVESTMENTS March 31, 2011

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—119.5%

North Carolina—57.3%
$1,500,000	Albermarle, NC Hospital Authority[1]	5.250%	10/01/2038	$1,079,850

140,000	Asheville, NC Hsg. Authority (Woodridge Apartments)[1]	5.750	11/20/2029	140,017

15,000	Asheville, NC Hsg. Authority (Woodridge Apartments)	5.800	11/20/2039	15,000

1,000,000	Buncombe County, NC (Woodfin Downtown Corridor Devel.)[1]	7.250	08/01/2034	832,400

645,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	5.600	07/01/2027	523,359

2,300,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	7.750	02/01/2028	2,299,563

250,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.700	05/01/2034	241,890

60,000	Columbus County, NC IF&PCFA (International Paper Company)	5.850	12/01/2020	60,005

100,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	6.250	11/01/2033	102,392

2,160,000	Durham, NC Hsg. Authority (Naples Terrace Apartments)[1]	5.700	06/01/2033	1,951,301

110,000	Halifax County, NC IF&PCFA (Champion International Corp.)[1]	5.450	11/01/2033	101,417

90,000	Halifax County, NC IF&PCFA (International Paper Company)[1]	5.900	09/01/2025	90,006

15,000	Mint Hill, NC Sanitation District[1]	5.250	06/01/2020	15,349

1,000,000	NC Capital Facilities Finance Agency (Brevard College Corp.)[1]	5.000	10/01/2026	816,730

5,000	NC Capital Facilities Finance Agency (Duke University)[1]	5.125	10/01/2041	4,935

20,000	NC Capital Facilities Finance Agency (Johnson & Wales University)[1]	5.000	04/01/2019	20,248

1,655,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000	06/01/2031	1,618,888

1,500,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.125	06/01/2035	1,451,235

10,000	NC Capital Facilities Finance Agency (North Carolina A&T University Foundation)[1]	5.000	06/01/2027	8,388

10,000	NC Eastern Municipal Power Agency	5.125	01/01/2012	10,033

25,000	NC Eastern Municipal Power Agency[1]	6.500	01/01/2018	29,522

195,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2017	195,361

20,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2021	20,036

45,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2021	45,044

310,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2021	310,301

680,000	NC Educational Facilities Finance Agency (St. Augustine’s College)[1]	5.250	10/01/2018	629,027

1,400,000	NC Educational Facilities Finance Agency (St. Augustine’s College)[1]	5.250	10/01/2028	1,102,668

80,000	NC HFA[1]	5.625	07/01/2030	80,001

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$195,000	NC HFA[1]	5.750%	03/01/2017	$201,125

25,000	NC HFA[1]	6.000	01/01/2016	25,038

170,000	NC HFA[1]	6.000	07/01/2016	170,257

15,000	NC HFA (Home Ownership)[1]	5.100	07/01/2017	15,019

50,000	NC HFA (Home Ownership)[1]	5.150	01/01/2019	50,020

5,000	NC HFA (Home Ownership)	5.200	01/01/2020	5,002

65,000	NC HFA (Home Ownership)	5.200	07/01/2026	64,622

15,000	NC HFA (Home Ownership)	5.250	07/01/2011	15,046

110,000	NC HFA (Home Ownership)[1]	5.250	07/01/2026	109,933

5,000	NC HFA (Home Ownership)[1]	5.250	07/01/2034	5,039

7,980,000	NC HFA (Home Ownership)[2]	5.250	01/01/2039	7,356,762

95,000	NC HFA (Home Ownership)[1]	5.375	01/01/2029	95,522

50,000	NC HFA (Home Ownership)[1]	5.400	07/01/2032	49,128

15,000	NC HFA (Home Ownership)	6.150	01/01/2020	15,017

290,000	NC HFA (Home Ownership)[1]	6.200	01/01/2029	290,145

10,000	NC HFA (Single Family)[1]	5.350	09/01/2028	9,999

5,000	NC HFA (Single Family)[1]	5.600	09/01/2019	5,141

25,000	NC HFA (Single Family)[1]	5.700	09/01/2026	25,439

40,000	NC HFA (Single Family)[1]	5.850	09/01/2028	40,009

25,000	NC HFA (Single Family)[1]	5.950	09/01/2017	25,046

5,000	NC HFA (Single Family)[1]	6.125	03/01/2018	5,082

10,000	NC HFA (Single Family)[1]	6.150	03/01/2017	10,014

35,000	NC HFA (Single Family)[1]	6.200	03/01/2018	35,048

15,000	NC HFA (Single Family)[1]	6.250	03/01/2017	15,031

120,000	NC HFA (Single Family)[1]	6.250	09/01/2027	124,928

10,000	NC HFA (Single Family)[1]	6.250	03/01/2028	10,229

75,000	NC Medical Care Commission (AHA1HC/AHA3HC/AHA4HC/AHACHC/ AHEHC/AHA7HC Obligated Group)[1]	5.500	10/01/2024	74,577

1,710,000	NC Medical Care Commission (ARC/HDS Alamance Hsg. Corp.)[1]	5.800	10/01/2034	1,625,954

30,000	NC Medical Care Commission (Baptist Retirement)[1]	6.300	10/01/2021	28,013

1,500,000	NC Medical Care Commission (Blue Ridge Healthcare)[1]	5.000	01/01/2036	1,285,395

5,000	NC Medical Care Commission (Carolina Medicorp)[1]	5.250	05/01/2026	5,001

2,000,000	NC Medical Care Commission (Caromont Health)[1]	4.625	02/15/2035	1,752,700

25,000	NC Medical Care Commission (Chatham Hospital)[1]	5.250	08/01/2026	24,572

15,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	5.000	11/01/2023	14,142

380,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.125	11/01/2038	361,806

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$8,000,000	NC Medical Care Commission (Duke University Health System)[2]	5.000%	06/01/2042	$7,565,440

1,520,000	NC Medical Care Commission (Galloway Ridge)[1]	6.000	01/01/2039	1,339,865

270,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.600	10/01/2036	216,702

55,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2024	42,501

15,000	NC Medical Care Commission (HPRHS/HPRHSvcs Obligated Group)[1]	5.000	10/01/2029	12,613

100,000	NC Medical Care Commission (Hugh Chatham Memorial Hospital)[1]	5.000	10/01/2033	81,181

195,000	NC Medical Care Commission (Maria Parham Medical Center)[1]	5.500	10/01/2018	189,753

10,000	NC Medical Care Commission (Novant Health)[1]	5.250	05/01/2026	10,002

1,000,000	NC Medical Care Commission (Pennybyrn at Maryfield)[1]	6.125	10/01/2035	737,750

900,000	NC Medical Care Commission (Rex Healthcare)[1]	5.000	07/01/2030	873,936

5,000	NC Medical Care Commission (Scotland Health Memorial Hospital)	5.375	10/01/2011	5,012

25,000	NC Medical Care Commission (Southeastern Regional Medical Center/Health Horizons Obligated Group)[1]	6.250	06/01/2029	25,010

195,000	NC Medical Care Commission (Southminster)[1]	6.125	10/01/2018	195,021

25,000	NC Medical Care Commission (STHS)[1]	6.250	10/01/2019	25,018

290,000	NC Medical Care Commission (STHS/STMH/STM/HCC)[1]	6.375	10/01/2029	289,974

15,000	NC Medical Care Commission (STTLC)[1]	5.375	10/01/2014	15,021

35,000	NC Medical Care Commission (UHSEC/PCMH Obligated Group)[1]	6.250	12/01/2033	36,598

250,000	NC Medical Care Commission (Village at Brookwood)[1]	6.375	01/01/2022	211,595

45,000	NC Medical Care Commission (Well-Spring Retirement Community)[1]	6.250	01/01/2027	39,301

500,000	NC Medical Care Commission Health Care Facilities (Appalachian Regional Healthcare System)[1]	6.625	07/01/2034	503,070

3,000,000	NC Medical Care Commission Health Care Facilities (Novant Health)[1]	5.000	11/01/2043	2,557,590

2,000,000	NC Medical Care Commission Health Care Facilities (Novant Health)[1]	5.250	11/01/2040	1,869,240

35,000	NC Medical Care Commission Health Care Facilities (UHSEC/PCMH Obligated Group)[1]	6.600	12/01/2036	36,446

1,050,000	NC Medical Care Commission Health System (Mission Health Comb Group)[1]	4.750	10/01/2035	935,655

45,000	NC Medical Care Commission Hospital (Alamance Health System)	5.500	08/15/2013	45,142

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$15,000	NC Medical Care Commission Hospital (Alamance Health System)[1]	5.500%	08/15/2024	$15,005

1,075,000	NC Medical Care Commission Hospital (Maria Parham Medical Center)[1]	6.500	10/01/2026	1,006,351

500,000	NC Medical Care Commission Retirement Facilities (Carolina Village)[1]	6.000	04/01/2038	411,230

5,000	NC Medical Care Commission Retirement Facilities (Cypress Glen Retirement Community)[1]	6.000	10/01/2033	4,398

25,000	NC Medical Care Commission Retirement Facilities (The Forest at Duke)[1]	5.100	09/01/2013	25,044

5,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500	10/01/2035	4,112

3,850,000	NC Medical Care Commission Retirement Facilities (Village at Brookwood)[1]	5.250	01/01/2032	2,888,001

115,000	Northampton County, NC IF&PCFA (Champion International Corp.) 1	6.450	11/01/2029	115,324

40,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.500	10/01/2019	40,065

500,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	6.250	10/01/2038	482,225

25,000	Piedmont Triad, NC Airport Authority[1]	6.000	07/01/2021	25,077

				50,617,035

U.S. Possessions—62.2%
20,000	Guam GO	5.375	11/15/2013	20,011

300,000	Guam GO1	6.750	11/15/2029	303,678

1,550,000	Guam GO1	7.000	11/15/2039	1,594,206

250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875	07/01/2035	233,623

15,000	Guam Power Authority, Series A1	5.250	10/01/2013	15,029

75,000	Guam Power Authority, Series A1	5.250	10/01/2023	69,728

60,000	Guam Power Authority, Series A1	5.250	10/01/2023	56,383

1,000,000	Guam Power Authority, Series A1	5.500	10/01/2030	940,790

200,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250	06/01/2032	175,404

67,775,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250[3]	06/01/2057	1,184,707

490,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2017	437,697

2,345,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2030	1,763,393

500,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000[4]	07/01/2024	505,630

250,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000	07/01/2038	234,558

4,300,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000	07/01/2044	3,997,151

1,060,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	936,839

Principal
Amount		Coupon	Maturity	Value

U.S. Possessions Continued
$2,250,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500%	05/15/2039	$1,834,943

3,700,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	3,032,557

20,870,000	Puerto Rico Children’s Trust Fund (TASC)	6.460[3]	05/15/2050	639,666

39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625[3]	05/15/2057	487,430

100,000	Puerto Rico Commonwealth GO1	5.000	07/01/2026	91,871

20,000	Puerto Rico Commonwealth GO1	5.000	07/01/2028	18,167

70,000	Puerto Rico Commonwealth GO1	5.125	07/01/2031	65,354

395,000	Puerto Rico Commonwealth GO1	5.250	07/01/2030	364,798

75,000	Puerto Rico Commonwealth GO1	5.625	07/01/2019	75,032

360,000	Puerto Rico Commonwealth GO1	5.700	07/01/2020	360,130

40,000	Puerto Rico Commonwealth GO1	5.875	07/01/2036	37,764

750,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	763,298

85,000	Puerto Rico Convention Center Authority[1]	5.000	07/01/2027	77,648

210,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2026	199,821

700,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2027	662,585

1,160,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2028	1,093,335

400,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2029	374,112

320,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2030	294,499

440,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2031	397,751

10,000	Puerto Rico HFC[1]	5.100	12/01/2018	10,139

45,000	Puerto Rico HFC (Homeowner Mtg.)[1]	5.100	12/01/2031	43,655

25,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2022	24,214

250,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	219,390

3,200,000	Puerto Rico Highway & Transportation Authority, Series N1	0.733[5]	07/01/2045	1,729,952

335,000	Puerto Rico IMEPCF (American Airlines)	6.450	12/01/2025	274,355

1,300,000	Puerto Rico Infrastructure[1]	5.000	07/01/2046	1,010,750

50,000	Puerto Rico Infrastructure	6.928[3]	07/01/2043	4,207

1,000,000	Puerto Rico Infrastructure	7.000[3]	07/01/2032	213,240

450,000	Puerto Rico Infrastructure	7.000[3]	07/01/2033	87,975

30,000	Puerto Rico Infrastructure	7.000[3]	07/01/2036	4,424

335,000	Puerto Rico Infrastructure	7.102[3]	07/01/2035	54,173

3,000,000	Puerto Rico Infrastructure	7.332[3]	07/01/2030	762,750

725,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	675,910

2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500	10/01/2037	1,857,820

2,150,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	03/01/2036	1,654,511

225,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	02/01/2019	220,412

580,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	02/01/2029	495,813

50,000	Puerto Rico ITEMECF (Ashford Presbyterian Community)[1]	6.700	11/01/2020	46,901

110,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.500	07/01/2026	103,186

Principal
Amount		Coupon	Maturity	Value

U.S. Possessions Continued
$20,000	Puerto Rico ITEMECF (SEAM/Hospital Espanol Auxilio Obligated Group)[1]	6.250%	07/01/2024	$20,013

1,030,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250	09/01/2031	934,076

10,000	Puerto Rico Municipal Finance Agency, Series A1	5.500	07/01/2017	10,026

1,930,000	Puerto Rico Port Authority (American Airlines), Series A	6.250	06/01/2026	1,536,956

30,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2033	26,516

500,000	Puerto Rico Public Buildings Authority[1]	5.625	07/01/2039	453,835

250,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2031	256,353

600,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	630,864

500,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	548,285

750,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	807,915

5,000	Puerto Rico Public Buildings Authority, Series D1	5.250	07/01/2036	4,329

165,000	Puerto Rico Public Finance Corp., Series A1	5.750	08/01/2027	167,873

750,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.375	08/01/2039	681,713

5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.100[3]	08/01/2044	524,500

1,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	1,035,620

10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.530[3]	08/01/2056	433,200

8,000,000	Puerto Rico Sales Tax Financing Corp., Series C2	5.750	08/01/2057	8,027,600

200,000	University of Puerto Rico[1]	5.000	06/01/2025	184,306

250,000	University of Puerto Rico[1]	5.000	06/01/2026	226,933

275,000	University of Puerto Rico, Series Q1	5.000	06/01/2030	240,218

25,000	University of V.I., Series A1	5.750	12/01/2013	25,136

370,000	University of V.I., Series A1	6.000	12/01/2024	346,694

40,000	University of V.I., Series A1	6.250	12/01/2029	36,974

2,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700	07/01/2022	1,673,240

1,300,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875	07/01/2022	1,199,614

1,240,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125	07/01/2022	1,168,266

1,000,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.250	10/01/2029	942,421

				54,976,841

Total Investments, at Value (Cost $116,463,548)—119.5%				105,593,876

Liabilities in Excess of Other Assets—(19.5)				(17,244,590)

Net Assets—100.0%				$88,349,286

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of the accompanying Notes.

2.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently transferred to a trust. See Note 1 of the accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5.	Represents the current interest rate for a variable or increasing rate security.

Valuation Inputs

Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2— inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2011 based on valuation input level:

			Level 3 —
	Level 1 —	Level 2 —	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
North Carolina	$—	$50,617,035	$—	$50,617,035
U.S. Possessions	—	54,976,841	—	54,976,841

Total Assets	$—	$105,593,876	$—	$105,593,876

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

AHA1HC	ARC/HDS Alamance #1 Hsg. Corp.
AHA3HC	ARC/HDS Alamance #3 Hsg. Corp.
AHA4HC	ARC/HDS Alamance #4 Hsg. Corp.
AHA7HC	ARC/HDS Alamance #7 Housing Corp.
AHACHC	ARC/HDS Alamance County
Housing Corp.
AHEHC	ARC/HDS Elon Housing Corp.
ARC	Assoc. of Retarded Citizens
GO	General Obligation
HCC	Home Care of the Carolinas
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HPRHS	High Point Regional Health System
HPRHSvcs	High Point Regional Health Services
IF+PCFA	Industrial Facilities and Pollution Control
Financing Authority
IMEPCF	Industrial, Medical and Environmental
Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical
and Environmental Community Facilities
PCMH	Pitt County Memorial Hospital
ROLs	Residual Option Longs
SEAM	Sociedad Espanola de Auxilio Mutuo
STHS	Stanly Health Services
STM	Stanly Manor
STMH	Stanly Memorial Hospital
STTLC	Stanly Total Living Center
TASC	Tobacco Settlement Asset-Backed Bonds
UHSEC	University Health Systems of Eastern
Carolina
V.I.	United States Virgin Islands

STATEMENT OF ASSETS AND LIABILITIES March 31, 2011

Assets
Investments, at value (cost $116,463,548)—see accompanying statement of investments	$105,593,876

Cash	483,793

Receivables and other assets:
Interest	1,827,091
Investments sold	224,219
Shares of beneficial interest sold	74,076
Other	20,948

Total assets	108,224,003

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	17,985,000
Payable on borrowings (See Note 5)	1,600,000
Dividends	108,234
Distribution and service plan fees	54,057
Shares of beneficial interest redeemed	40,819
Shareholder communications	21,803
Transfer and shareholder servicing agent fees	4,981
Trustees’ compensation	3,786
Interest expense on borrowings	261
Other	55,776

Total liabilities	19,874,717

Net Assets	$88,349,286

Composition of Net Assets
Par value of shares of beneficial interest	$8,429

Additional paid-in capital	105,981,623

Accumulated net investment income	582,322

Accumulated net realized loss on investments	(7,353,416)

Net unrealized depreciation on investments	(10,869,672)

Net Assets	$88,349,286

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $52,757,706 and 5,033,057 shares of beneficial interest outstanding)	$10.48
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.00

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,934,602 and 280,045 shares of beneficial interest outstanding)	$10.48

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $32,656,978 and 3,116,142 shares of beneficial interest outstanding)	$10.48

STATEMENT OF OPERATIONS For the Year Ended March 31, 2011

Investment Income
Interest	$6,747,827

Other income	36

Total investment income	6,747,863

Expenses
Management fees	517,765

Distribution and service plan fees:
Class A	142,843
Class B	31,485
Class C	334,566

Transfer and shareholder servicing agent fees:
Class A	31,889
Class B	3,212
Class C	21,522

Shareholder communications:
Class A	18,095
Class B	1,761
Class C	12,074

Interest expense and fees on short-term floating rate notes issued (See Note 1)	142,275

Borrowing fees	62,128

Interest expense on borrowings	2,828

Trustees’ compensation	1,616

Administration service fees	1,500

Custodian fees and expenses	1,110

Other	60,896

Total expenses	1,387,565
Less waivers and reimbursements of expenses	(151,935)

Net expenses	1,235,630

Net Investment Income	5,512,233

Realized and Unrealized Gain (Loss)
Net realized gain on investments	559,140

Net change in unrealized appreciation/depreciation on investments	(8,084,579)

Net Decrease in Net Assets Resulting from Operations	$(2,013,206)

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended March 31,	2011	2010

Operations
Net investment income	$5,512,233	$4,137,209

Net realized gain (loss)	559,140	(2,413,721)

Net change in unrealized appreciation/depreciation	(8,084,579)	18,691,861

Net increase (decrease) in net assets resulting from operations	(2,013,206)	20,415,349

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,314,670)	(3,082,766)
Class B	(158,013)	(103,078)
Class C	(1,683,171)	(1,038,309)

	(5,155,854)	(4,224,153)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	4,902,331	(418,736)
Class B	460,303	1,390,058
Class C	7,250,635	14,068,431

	12,613,269	15,039,753

Net Assets
Total increase	5,444,209	31,230,949

Beginning of period	82,905,077	51,674,128

End of period (including accumulated net investment income of $582,322 and $225,943, respectively)	$88,349,286	$82,905,077

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2011

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(2,013,206)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(35,508,249)
Proceeds from disposition of investment securities	14,625,641
Short-term investment securities, net	2,190,791
Premium amortization	129,129
Discount accretion	(581,062)
Net realized gain on investments	(559,140)
Net change in unrealized appreciation/depreciation on investments	8,084,579
Change in assets:
Increase in other assets	(1,281)
Increase in receivable for securities sold	(224,219)
Increase in interest receivable	(376,315)
Change in liabilities:
Increase in other liabilities	19,711
Decrease in payable for securities purchased	(407,862)

Net cash used in operating activities	(14,621,483)

Cash Flows from Financing Activities
Proceeds from bank borrowings	29,100,000
Payments on bank borrowings	(27,900,000)
Proceeds from short-term floating rate notes issued	5,985,000
Proceeds from shares sold	33,847,148
Payments on shares redeemed	(24,601,940)
Cash distributions paid	(1,600,001)

Net cash provided by financing activities	14,830,207

Net increase in cash	208,724

Cash, beginning balance	275,069

Cash, ending balance	$483,793

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $3,534,882.
Cash paid for interest on bank borrowings— $2,678.
Cash paid for interest on short-term floating rate notes issued—$142,275.

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$11.22	$8.67	$12.34	$14.64	$14.40

Income (loss) from investment operations:
Net investment income[2]	.69	.64	.70	.70	.31
Net realized and unrealized gain (loss)	(.78)	2.57	(3.71)	(2.36)	.19

Total from investment operations	(.09)	3.21	(3.01)	(1.66)	.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.65)	(.66)	(.66)	(.64)	(.26)

Net asset value, end of period	$10.48	$11.22	$8.67	$12.34	$14.64

Total Return, at Net Asset Value[3]	(1.03)%	37.78%	(25.00)%	(11.70)%	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,758	$52,109	$40,512	$43,726	$10,883

Average net assets (in thousands)	$57,465	$48,913	$42,919	$33,933	$7,927

Ratios to average net assets:[4]
Net investment income	6.15%	6.18%	6.70%	5.12%	4.48%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.95%	0.96%	0.95%	0.91%	1.93%
Interest and fees from borrowings	0.07%	0.19%	0.60%	0.73%	0.16%
Interest and fees on short-term floating rate notes issued[5]	0.15%	0.09%	0.21%	0.48%	0.15%

Total expenses	1.17%	1.24%	1.76%	2.12%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.02%	1.01%	1.01%	1.28%	0.95%

Portfolio turnover rate	15%	23%	28%	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class B Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$11.22	$8.67	$12.33	$14.64	$14.40

Income (loss) from investment operations:
Net investment income[2]	.60	.56	.62	.59	.25
Net realized and unrealized gain (loss)	(.78)	2.57	(3.70)	(2.37)	.20

Total from investment operations	(.18)	3.13	(3.08)	(1.78)	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.58)	(.58)	(.53)	(.21)

Net asset value, end of period	$10.48	$11.22	$8.67	$12.33	$14.64

Total Return, at Net Asset Value[3]	(1.77)%	36.75%	(25.51)%	(12.43)%	3.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,934	$2,720	$954	$733	$62

Average net assets (in thousands)	$3,160	$1,903	$801	$354	$47

Ratios to average net assets:[4]
Net investment income	5.39%	5.30%	6.03%	4.40%	3.59%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.77%	1.82%	1.88%	1.96%	9.97%
Interest and fees from borrowings	0.07%	0.19%	0.60%	0.73%	0.16%
Interest and fees on short-term floating rate notes issued[5]	0.15%	0.09%	0.21%	0.48%	0.15%

Total expenses	1.99%	2.10%	2.69%	3.17%	10.28%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.77%	1.77%	1.76%	2.03%	1.70%

Portfolio turnover rate	15%	23%	28%	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class C Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$11.22	$8.67	$12.33	$14.63	$14.40

Income (loss) from investment operations:
Net investment income[2]	.61	.56	.62	.60	.25
Net realized and unrealized gain (loss)	(.79)	2.57	(3.70)	(2.37)	.19

Total from investment operations	(.18)	3.13	(3.08)	(1.77)	.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.58)	(.58)	(.53)	(.21)

Net asset value, end of period	$10.48	$11.22	$8.67	$12.33	$14.63

Total Return, at Net Asset Value[3]	(1.77)%	36.75%	(25.51)%	(12.37)%	3.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,657	$28,076	$10,208	$9,311	$5,224

Average net assets (in thousands)	$33,529	$19,091	$9,938	$7,422	$2,670

Ratios to average net assets:[4]
Net investment income	5.40%	5.31%	5.99%	4.39%	3.56%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.72%	1.75%	1.96%	1.96%	2.79%
Interest and fees from borrowings	0.07%	0.19%	0.60%	0.73%	0.16%
Interest and fees on short-term floating rate notes issued[5]	0.15%	0.09%	0.21%	0.48%	0.15%

Total expenses	1.94%	2.03%	2.77%	3.17%	3.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.77%	1.77%	1.76%	2.03%	1.70%

Portfolio turnover rate	15%	23%	28%	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester North Carolina Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and North Carolina state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $17,985,000 as of March 31, 2011, which represents 16.62% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At March 31, 2011, municipal bond holdings with a value of $22,949,802 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $17,985,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.

At March 31, 2011, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$1,995,000	NC HFA (Home Ownership) ROLs[3]	15.780%	1/1/39	$1,371,762
2,000,000	NC Medical Care Commission ROLs[3]	14.941	6/1/42	1,565,440
2,000,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	17.368	8/1/57	2,027,600

				$4,964,802

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 25 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2011, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $17,985,000.
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes
$381,286	$—	$6,621,021	$11,602,067

1.	As of March 31, 2011, the Fund had $5,895,411 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2011, details of the capital loss carryforwards were as follows:

Expiring

2017	$2,034,983
2018	3,860,428

Total	$5,895,411

2.	As of March 31, 2011, the Fund had $725,610 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended March 31, 2011, the Fund utilized $1,236,459 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

Distributions paid from:
Exempt-interest dividends	$5,112,097	$4,214,885
Ordinary income	43,757	9,268

Total	$5,155,854	$4,224,153

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$99,167,254[1]

Gross unrealized appreciation	$1,105,829
Gross unrealized depreciation	(12,707,896)

Net unrealized depreciation	$(11,602,067)

1.	The Federal tax cost of securities does not include cost of $18,028,689,which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$116
Payments Made to Retired Trustees	208
Accumulated Liability as of March 31, 2011	1,677
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	1,686,183	$19,092,902	2,401,880	$25,092,568
Dividends and/or
distributions reinvested	216,202	2,419,836	171,483	1,817,194
Redeemed	(1,512,444)	(16,610,407)	(2,600,346)	(27,328,498)

Net increase (decrease)	389,941	$4,902,331	(26,983)	$(418,736)

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class B
Sold	103,545	$1,175,601	157,789	$1,646,624
Dividends and/or
distributions reinvested	11,855	132,676	8,182	87,103
Redeemed	(77,801)	(847,974)	(33,562)	(343,669)

Net increase	37,599	$460,303	132,409	$1,390,058

Class C
Sold	1,184,955	$13,421,483	1,490,956	$15,816,454
Dividends and/or
distributions reinvested	87,923	982,370	53,885	573,843
Redeemed	(658,871)	(7,153,218)	(219,650)	(2,321,866)

Net increase	614,007	$7,250,635	1,325,191	$14,068,431

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$35,508,249	$14,625,641
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2011, the Fund paid $55,126 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2011 were as follows:

Class B	$89,705
Class C	355,891
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2011	$54,272	$82	$6,242	$7,221
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2011, the Manager reimbursed $88,993, $7,027 and $55,915 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1 (Inverse Floating Rate Securities). The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2386% as of March 31, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2011 equal 0.07% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2011, the Fund had borrowings outstanding at an interest rate of 0.2386%. Details of the borrowings for the year ended March 31, 2011 are as follows:

Average Daily Loan Balance	$1,020,274
Average Daily Interest Rate	0.276%
Fees Paid	$55,982
Interest Paid	$2,678
6. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended March 31, 2011 are included in expenses on the Fund’s Statement of Operations and are less than 0.005% of the Fund’s average net assets on an annualized basis.

     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments. The Fund executed no transactions under the Facility during the year ended March 31, 2011.
7. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
8. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and shareholders of Oppenheimer Rochester Ohio Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Ohio Municipal Fund, including the statement of investments, as of March 31, 2011, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Ohio Municipal Fund as of March 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG llp
Denver, Colorado
May 16, 2011

STATEMENT OF INVESTMENTS March 31, 2011

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—114.8%

Ohio—90.2%
$20,000	Akron, OH Bath Copley Joint Township Hospital District (Summa Health System)[1]	5.375%	11/15/2018	$20,004

1,000,000	Akron, OH Waterworks[1]	5.625	12/01/2020	1,000,400

1,000,000	American Municipal Power, OH (Prairie State Energy Campus)[1]	5.750	02/15/2039	1,008,100

35,000	Ashland County, OH Health Care Facilities (Good Shepherd Home for the Aged)[1]	6.050	12/15/2019	31,534

100,000	Blue Ash, OH Tax Increment Financing (Duke Realty)[1]	5.000	12/01/2035	75,987

750,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	5.750	06/01/2031	685,635

500,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	6.000	06/01/2045	445,905

1,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875	06/01/2047	667,020

10,945,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000	06/01/2042	7,529,722

53,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501[2]	06/01/2052	595,894

500,000	Butler County, OH Hospital Facilities (UC Health)[1]	5.500	11/01/2040	414,865

25,000	Cambridge, OH Multifamily Hsg. (Cambridge Heights)[1]	6.150	01/20/2050	25,876

1,980,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	5.750	11/01/2022	1,832,233

155,000	Cleveland, OH Airport (Continental Airlines)[1]	5.375	09/15/2027	129,033

240,000	Cleveland, OH Airport (Continental Airlines)[1]	5.700	12/01/2019	219,300

395,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)[1]	7.000	06/01/2018	394,992

865,000	Cleveland-Cuyahoga County, OH Port Authority[1]	5.375	05/15/2019	824,380

160,000	Cleveland-Cuyahoga County, OH Port Authority (Cleveland Bottle Supply)[1]	6.500	11/15/2021	153,480

975,000	Cleveland-Cuyahoga County, OH Port Authority (Fairmount Montessori Association)[1]	5.125	05/15/2025	808,158

235,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.750	05/15/2020	213,352

390,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.800	05/15/2027	336,044

1,055,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	6.200	05/15/2022	1,002,904

1,225,000	Columbus-Franklin County, OH Finance Authority (Central Ohio Regional Bond Fund)[1]	6.500	11/15/2039	1,115,473

1,095,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000	05/15/2035	959,045

70,000	Cuyahoga County, OH Health Care Facilities (Senior Living Bet Moshev Zekenim)[1]	6.700	08/15/2028	64,135

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$25,000	Cuyahoga County, OH Health Care Facilities (Senior Living Bet Moshev Zekenim)[1]	6.800%	02/15/2035	$22,451

35,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.125	02/15/2013	35,090

25,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.125	02/15/2015	25,047

10,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.125	02/15/2016	10,015

35,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.125	02/15/2017	35,044

150,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.250	02/15/2019	150,123

5,000	Cuyahoga County, OH Hospital (Metro Health System)	5.375	02/15/2012	5,014

10,000	Cuyahoga County, OH Hospital (W.O. Walker Center)[1]	5.000	01/01/2023	9,345

1,995,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)[1]	7.500	01/01/2030	1,997,474

20,000	Dayton, OH Airport (James M. Cox)[1]	5.350	12/01/2032	17,943

130,000	Erie County, OH Hospital Facilities (Firelands Regional Medical Center)[1]	5.500	08/15/2022	125,497

35,000	Erie County, OH Hospital Facilities (Firelands Regional Medical Center)[1]	5.625	08/15/2032	30,611

10,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.250	08/15/2018	9,117

55,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375	08/15/2028	42,365

15,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375	08/15/2028	11,554

510,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services)	5.500	07/01/2011	511,224

25,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services)[1]	5.500	07/01/2017	25,012

40,000	Franklin County, OH Multifamily Hsg. (Country Ridge Apartments)[1]	6.000	10/20/2038	40,000

65,000	Franklin County, OH Revenue (New Lincoln Lodge)[1]	6.850	02/01/2035	67,299

225,000	Glenwillow Village, OH GO1	5.875	12/01/2024	229,910

3,500,000	Greene County, OH (Greene Town Center)[1]	8.000	12/01/2034	3,473,670

182,500	Greene County, OH Economic Devel. (YMCA)[1]	6.000	12/01/2023	131,927

750,000	Greene County, OH Hospital Facility (Kettering Health Network)[1]	5.375	04/01/2034	721,763

20,000	Greene County, OH University Hsg. (Central State University)[1]	5.000	09/01/2024	13,413

55,000	Greene County, OH University Hsg. (Central State University)[1]	5.100	09/01/2035	31,693

55,000	Greene County, OH University Hsg. (Central State University)[1]	5.375	09/01/2022	40,046

35,000	Greene County, OH University Hsg. (Central State University)[1]	5.625	09/01/2032	22,495

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$2,500,000	Grove City, OH Tax Increment Financing[1]	5.375%	12/01/2031	$1,894,850

49,000	Heath City, OH School District[1]	6.375	12/01/2027	49,158

5,000,000	Hickory Chase, OH Community Authority Infrastructure Improvement[1]	7.000	12/01/2038	3,258,750

60,000	Highland Heights, OH GO1	5.700	12/01/2020	60,121

1,775,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)[1]	5.000	12/01/2032	1,081,011

10,000	Kettering, OH (Marshall Road Improvement)	6.450	12/01/2012	10,049

15,000	Lake County, OH Sewer District Improvements	6.250	12/01/2014	15,070

80,000	Lorain County, OH Elderly Hsg. Corp. (Harr Plaza)[1]	6.375	07/15/2019	76,739

10,000	Lorain County, OH Health Care Facilities (Kendal at Oberlin)[1]	5.250	02/01/2021	9,767

5,000	Lorain County, OH Health Care Facilities (Kendal at Oberlin)	5.375	02/01/2012	5,010

10,000	Lorain County, OH Hospital (Catholic Healthcare Partners)[1]	5.375	10/01/2030	9,724

200,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000	11/15/2025	140,604

15,000	Lorain, OH GO1	5.650	12/01/2015	15,122

20,000	Lorain, OH Water System[1]	5.200	04/01/2016	20,061

50,000	Lucas County, OH GO	6.500	12/01/2016	50,235

750,000	Lucas County, OH Health Care Facilities (LHS/LOOFHSANO/LOOFHSAWC Obligated Group)[1]	7.000	11/01/2045	726,278

15,000	Lucas County, OH Health Care Facilities (Sunset Retirement Communities)[1]	6.500	08/15/2020	15,051

100,000	Lucas County, OH Health Care Facilities (Sunset Retirement Communities)[1]	6.550	08/15/2024	100,138

500,000	Lucas County, OH Hospital (Promedica Healthcare)[1]	5.750	11/15/2031	501,540

50,000	Lucas County, OH Hospital (Toledo Hospital/Flower Hospital/Promedica Continuing Care Services Corp. Obligated Group)[1]	5.375	11/15/2023	50,135

50,000	Lucas County, OH Hospital (Toledo Hospital/Flower Hospital/Promedica Continuing Care Services Corp. Obligated Group)[1]	5.625	11/15/2018	50,320

40,000	Meigs County, OH Industrial Devel. Revenue (Meigs Convalescent)[1]	8.250	12/01/2016	40,157

260,000	Middleburg Heights, OH Hospital (Southwest General Health Center)[1]	5.625	08/15/2015	260,835

50,000	Middleburg Heights, OH Hospital (Southwest General Health Center/Southwest Community Health System Obligated Group)[1]	5.625	08/15/2015	50,161

35,000	Middleburg Heights, OH Hospital (SWGHC/SWCHS Obligated Group)[1]	5.750	08/15/2021	35,039

50,000	Montgomery County, OH (Catholic Health Initiative)[1]	6.000	12/01/2019	50,188

500,000	Montgomery County, OH (Miami Valley Hospital)[3]	5.750	11/15/2023	531,475

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$550,000	Montgomery County, OH (Miami Valley Hospital)[1]	6.250%	11/15/2033	$566,247

45,000	Montgomery County, OH Multifamily Hsg. (Creekside Villas)[1]	5.950	09/01/2019	45,042

25,000	Montgomery County, OH Sewer (Greater Moraine-Beaver Creek)[1]	5.600	09/01/2011	25,450

235,000	Muskingum County, OH Hospital Facilities (BHA/Careserve/PP/SSNH/BHC/BCG/Carelife/BCC Obligated Group)[1]	5.400	12/01/2016	235,216

50,000	Muskingum County, OH Hospital Facilities (FSCCHM)	5.375	02/15/2012	50,122

325,000	New Carlisle, OH (Twin Creek)[1]	6.125	11/01/2026	330,421

30,000	North Canton, OH Health Care Facilities (Waterford at St. Luke)[1]	5.800	11/15/2028	23,347

500,000	OH Air Quality Devel. Authority (Columbus Southern Power)[1]	5.800	12/01/2038	504,155

625,000	OH Air Quality Devel. Authority (Fostoria Ethanol)[1]	8.500	02/01/2020	432,750

50,000	OH Air Quality Devel. Authority (Fostoria Ethanol)[1]	10.000	02/01/2020	39,694

640,000	OH Air Quality Devel. Authority (Marion Ethanol)[1]	8.500	02/01/2020	443,136

500,000	OH Air Quality Devel. Authority (Ohio Valley Electric Corp.)[1]	5.625	10/01/2019	501,505

150,000	OH Economic Devel. (Astro Instrumentation)[1]	5.450	06/01/2022	151,874

15,000	OH Economic Devel. (Ohio Enterprise Bond Fund)[1]	5.150	12/01/2017	15,522

35,000	OH Environmental Facilities (Ford Motor Company)[1]	5.950	09/01/2029	33,236

165,000	OH Greater Cincinnati Elderly Hsg. Finance Corp. (Cambridge Apartments)[1]	6.600	08/01/2025	165,190

50,000	OH HFA (Residential Mtg.)[1]	5.900	09/01/2023	52,871

680,000	OH HFA (Residential Mtg.)[1]	6.125	09/01/2028	722,194

190,000	OH HFA (Residential Mtg.)[1]	6.200	09/01/2033	194,486

500,000	OH Higher Education Facility Commission (Ashland University)[1]	6.250	09/01/2024	486,710

850,000	OH Port Authority of Columbiana Solid Waste (A&L Salvage)[4]	14.500	07/01/2028	—

100,000	OH Port Authority of Columbiana Solid Waste (Liberty Waste Transportation)[1]	7.125	08/01/2025	81,431

2,000,000	OH River South Authority (Lazarus Building Redevel)[1]	5.750	12/01/2027	1,741,900

60,000	OH Sewage & Solid Waste Disposal (Anheuser Busch)[1]	6.000	07/01/2035	59,996

215,000	OH Solid Waste Disposal (USG Corp.)[1]	6.050	08/01/2034	178,007

225,430	OH Western Reserve Port Authority Solid Waste Facility (Central Waste)[4]	6.350	07/01/2027	41,028

700,000	Olentangy, OH Local School District (School Facilities Construction & Improvement)[1]	5.000	12/01/2036	689,500

50,000	Pike County, OH Hospital Facilities (Pike Health Services)	6.750	07/01/2017	49,443

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$225,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[4]	6.400%	02/15/2034	$132,271

40,000	Portage County, OH Hospital (Robinson Memorial Hospital)[1]	5.500	11/15/2014	40,263

45,000	Portage County, OH Hospital (Robinson Memorial Hospital)[1]	5.750	11/15/2019	45,156

5,000	Ravenna, OH GO	6.300	02/01/2013	5,019

20,000	Richland County, OH GO1	5.400	12/01/2015	20,077

135,000	Richland County, OH Hospital Facilities (Medcentral Health System)[1]	6.375	11/15/2022	136,474

175,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	175,306

20,000	Seven Hills, OH GO1	6.250	12/01/2020	20,426

5,000	Sheffield, OH GO	7.250	12/01/2011	5,013

5,000	Springboro, OH Special Assessment[1]	6.250	12/01/2014	5,113

15,000	Springboro, OH Special Assessment (Pioneer Blvd.)[1]	6.350	12/01/2014	15,040

940,000	Summit County, OH Port Authority[1]	6.500	05/15/2039	848,030

1,000,000	Summit County, OH Port Authority (Cleveland Flats-East)[1]	6.875	05/15/2040	970,680

525,000	Summit County, OH Port Authority (Twinsburg Township)[1]	5.125	05/15/2025	439,420

50,000	Toledo, OH GO1	6.350	12/01/2025	50,035

270,000	Toledo-Lucas County, OH Port Authority[1]	5.500	05/15/2020	217,207

2,680,000	Toledo-Lucas County, OH Port Authority (Crocker Park)[1]	5.375	12/01/2035	2,134,620

1,050,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	5.125	11/15/2025	1,072,596

200,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	5.400	05/15/2019	175,108

940,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.000	11/15/2027	824,568

70,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.375	11/15/2032	63,945

695,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400	11/01/2036	521,737

1,500,000	Warren County, OH Port Authority (Corridor 75 Park)[1]	7.500	12/01/2034	1,311,000

10,000	Warren, OH Waterworks[1]	5.000	11/01/2022	10,005

255,000	Washington County, OH Hospital (MAHC/MAHealth/ MMHospital/MMHF Obligated Group)[1]	5.375	09/01/2018	255,265
				54,851,048

U.S. Possessions—24.6%

500,000	Guam GO1	6.750	11/15/2029	506,130

750,000	Guam GO1	7.000	11/15/2039	771,390

250,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2030	187,995

500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000	07/01/2044	464,785

Principal
Amount		Coupon	Maturity	Value

U.S. Possessions Continued

$750,000	Puerto Rico Commonwealth GO1	6.500%	07/01/2037	$763,298

45,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2026	42,819

135,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2027	127,784

80,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2029	74,822

80,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2030	73,625

90,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2031	81,358

15,000	Puerto Rico HFC[1]	5.100	12/01/2018	15,208

90,000	Puerto Rico IMEPCF (American Airlines)	6.450	12/01/2025	73,707

180,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600	10/01/2014	175,712

1,015,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	946,274

2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500	10/01/2037	1,857,820

530,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	02/01/2019	519,193

15,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250	07/01/2016	15,050

75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)[1]	5.750	06/01/2029	57,701

2,085,000	Puerto Rico Port Authority (American Airlines), Series A	6.250	06/01/2026	1,660,390

15,000	Puerto Rico Public Buildings Authority[1]	5.125	07/01/2024	14,211

2,165,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	2,276,368

500,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	548,285

250,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	269,305

525,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750	08/01/2037	505,675

1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000[5]	08/01/2032	801,690

500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750	08/01/2057	501,725

15,000	University of V.I., Series A1	6.000	12/01/2019	14,800

1,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700	07/01/2022	836,620

335,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125	07/01/2022	315,620

50,000	V.I. Water & Power Authority[1]	5.300	07/01/2021	47,675

500,000	V.I. Water & Power Authority, Series A1	5.000	07/01/2031	439,660

				14,986,695

Total Investments, at Value (Cost $79,850,019)—114.8%				69,837,743

Liabilities in Excess of Other Assets—(14.8)				(9,025,902)

Net Assets—100.0%				$60,811,841
Footnotes to Statement of Investments
1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of the accompanying Notes.
2. Zero coupon bond reflects effective yield on the date of purchase.
3. When-issued security or delayed delivery to be delivered and settled after March 31, 2011. See Note 1 of the accompanying Notes.
4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.
5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Ohio	$—	$54,851,048	$—	$54,851,048
U.S. Possessions	—	14,986,695	—	14,986,695

Total Assets	$—	$69,837,743	$—	$69,837,743

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

To simplify the listings of securities, abbreviations are used per the table below:

BCC	Bethesda Company Care, Inc.
BCG	Bethesda Care Givers
BHA	Bethesda Hospital Assoc.
BHC	Bethesda Home Care
CFP	Centennial Falcon Properties
CSAHS	The Sisters of Charity of St. Augustine Health System
FSCCHM	Franciscan Sisters of Christian Charity Healthcare Ministry
GO	General Obligation
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LHS	Lutheran Homes Society
LOOFHSANO	Lutheran Orphans & Old Folks Home Society at Napolean Ohio
LOOFHSAWC	Lutheran Orphans & Old Folks Home Society at Wolf Creek
MAHC	Marietta Area Health Care
MAHealth	Marietta Area Health
MMHF	Marietta Memorial Hospital Foundation
MMHospital	Marietta Memorial Hospital
PP	Professionals PRN, Inc.
SSNH	Sunny Slope Nursing Home
SWCHS	Southwest Community Health System
SWGHC	Southwest General Health Center
TASC	Tobacco Settlement Asset-Backed Bonds
UC	United Care
UHHS	University Hospitals Health System
V.I.	United States Virgin Islands
YMCA	Young Men’s Christian Assoc.

STATEMENT OF ASSETS AND LIABILITIES March 31, 2011

Assets
Investments, at value (cost $79,850,019)—see accompanying statement of investments	$69,837,743

Cash	398,150

Receivables and other assets:
Interest	1,569,173
Investments sold	459,877
Shares of beneficial interest sold	14,328
Other	126,686

Total assets	72,405,957

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 5)	10,700,000
Investments purchased on a when-issued or delayed delivery basis	531,010
Shares of beneficial interest redeemed	152,477
Dividends	80,833
Distribution and service plan fees	37,434
Shareholder communications	16,752
Trustees’ compensation	4,172
Transfer and shareholder servicing agent fees	3,753
Interest expense on borrowings	2,125
Other	65,560

Total liabilities	11,594,116

Net Assets	$60,811,841

Composition of Net Assets
Par value of shares of beneficial interest	$6,351

Additional paid-in capital	84,206,372

Accumulated net investment income	582,331

Accumulated net realized loss on investments	(13,970,937)

Net unrealized depreciation on investments	(10,012,276)

Net Assets	$60,811,841

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $37,594,836 and 3,924,505 shares of beneficial interest outstanding)	$9.58
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.06

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,815,110 and 294,105 shares of beneficial interest outstanding)	$9.57

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,401,895 and 2,132,772 shares of beneficial interest outstanding)	$9.57

STATEMENT OF OPERATIONS For the Year Ended March 31, 2011

Investment Income
Interest	$5,605,053

Other income	12

Total investment income	5,605,065

Expenses
Management fees	401,216

Distribution and service plan fees:
Class A	115,601
Class B	29,442
Class C	231,390

Transfer and shareholder servicing agent fees:
Class A	25,741
Class B	3,185
Class C	17,342

Shareholder communications:
Class A	16,113
Class B	2,038
Class C	10,784

Borrowing fees	354,613

Interest expense on borrowings	34,355

Administration service fees	1,500

Trustees’ compensation	1,335

Custodian fees and expenses	941

Other	55,053

Total expenses	1,300,649
Less waivers and reimbursements of expenses	(132,266)

Net expenses	1,168,383

Net Investment Income	4,436,682

Realized and Unrealized Loss
Net realized loss on investments	(1,521,282)

Net change in unrealized appreciation/depreciation on investments	(2,024,652)

Net Increase in Net Assets Resulting from Operations	$890,748

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2011	2010

Operations
Net investment income	$4,436,682	$4,007,779

Net realized loss	(1,521,282)	(7,287,987)

Net change in unrealized appreciation/depreciation	(2,024,652)	19,427,524

Net increase in net assets resulting from operations	890,748	16,147,316

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,902,865)	(2,756,711)
Class B	(161,977)	(156,473)
Class C	(1,271,742)	(1,172,832)

	(4,336,584)	(4,086,016)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(5,536,913)	4,751,926
Class B	168,891	47,465
Class C	(1,732,470)	5,819,246

	(7,100,492)	10,618,637

Net Assets
Total increase (decrease)	(10,546,328)	22,679,937

Beginning of period	71,358,169	48,678,232

End of period (including accumulated net investment income of $582,331 and $482,233, respectively)	$60,811,841	$71,358,169

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2011

Cash Flows from Operating Activities
Net increase in net assets from operations	$890,748

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(22,149,989)
Proceeds from disposition of investment securities	27,619,734
Short-term investment securities, net	(214,608)
Premium amortization	128,787
Discount accretion	(253,709)
Net realized loss on investments	1,521,282
Net change in unrealized appreciation/depreciation on investments	2,024,652
Change in assets:
Decrease in interest receivable	69,756
Increase in other assets	(97,209)
Increase in receivable for securities sold	(459,877)
Change in liabilities:
Decrease in other liabilities	(4,836)
Decrease in payable for securities purchased	(378,486)

Net cash provided by operating activities	8,696,245

Cash Flows from Financing Activities
Proceeds from bank borrowings	32,800,000
Payments on bank borrowings	(30,800,000)
Proceeds from shares sold	19,875,222
Payments on shares redeemed	(28,889,002)
Cash distributions paid	(1,530,250)
Net cash used in financing activities	(8,544,030)

Net increase in cash	152,215

Cash, beginning balance	245,935

Cash, ending balance	$398,150

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,805,140.
Cash paid for interest on bank borrowings—$33,928.

FINANCIAL HIGHLIGHTS
Class A

Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.99	$8.04	$11.41	$13.58	$12.80

Income (loss) from investment operations:
Net investment income[2]	.64	.64	.70	.68	.61
Net realized and unrealized gain (loss)	(.43)	1.97	(3.41)	(2.21)	.61

Total from investment operations	.21	2.61	(2.71)	(1.53)	1.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.66)	(.66)	(.64)	(.44)

Net asset value, end of period	$9.58	$9.99	$8.04	$11.41	$13.58

Total Return, at Net Asset Value[3]	2.07%	33.13%	(24.44)%	(11.67)%	9.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,595	$45,441	$32,743	$47,326	$22,292

Average net assets (in thousands)	$46,778	$39,835	$42,433	$39,710	$12,528

Ratios to average net assets:[4]
Net investment income	6.35%	6.80%	7.06%	5.34%	5.81%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.97%	0.98%	0.97%	0.90%	0.99%
Interest and fees from borrowings	0.53%	0.48%	0.95%	0.79%	1.50%
Interest and fees on short-term floating rate notes issued[5]	—	—	0.32%	0.73%	0.17%

Total expenses	1.50%	1.46%	2.24%	2.42%	2.66%[6]
Expenses after payments, waivers and/or reimbursements and reduction to
custodian expenses[7]	1.33%	1.14%	1.12%	1.53%	0.97%

Portfolio turnover rate	31%	18%	26%	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class B

Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.98	$8.03	$11.40	$13.58	$12.80

Income (loss) from investment operations:
Net investment income[2]	.56	.57	.63	.59	.52
Net realized and unrealized gain (loss)	(.42)	1.97	(3.42)	(2.23)	.62

Total from investment operations	.14	2.54	(2.79)	(1.64)	1.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.59)	(.58)	(.54)	(.36)

Net asset value, end of period	$9.57	$9.98	$8.03	$11.40	$13.58

Total Return, at Net Asset Value[3]	1.31%	32.19%	(25.04)%	(12.41)%	9.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,815	$2,775	$2,196	$2,316	$935

Average net assets (in thousands)	$2,951	$2,532	$2,481	$1,872	$419

Ratios to average net assets:[4]
Net investment income	5.62%	6.07%	6.52%	4.67%	4.96%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.81%	1.89%	1.91%	1.84%	2.45%
Interest and fees from borrowings	0.53%	0.48%	0.95%	0.79%	1.50%
Interest and fees on short-term floating rate notes issued[5]	—	—	0.32%	0.73%	0.17%

Total expenses	2.34%	2.37%	3.18%	3.36%	4.12%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.08%	1.90%	1.87%	2.28%	1.72%

Portfolio turnover rate	31%	18%	26%	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class C

Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.97	$8.03	$11.39	$13.57	$12.80

Income (loss) from investment operations:
Net investment income[2]	.56	.57	.63	.59	.46
Net realized and unrealized gain (loss)	(.41)	1.96	(3.41)	(2.23)	.67

Total from investment operations	.15	2.53	(2.78)	(1.64)	1.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.59)	(.58)	(.54)	(.36)

Net asset value, end of period	$9.57	$9.97	$8.03	$11.39	$13.57

Total Return, at Net Asset Value[3]	1.42%	32.05%	(24.97)%	(12.43)%	9.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,402	$23,142	$13,739	$16,038	$3,895

Average net assets (in thousands)	$23,191	$19,094	$16,693	$11,872	$784

Ratios to average net assets:[4]
Net investment income	5.61%	5.99%	6.41%	4.64%	4.48%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.75%	1.79%	1.87%	1.75%	1.95%
Interest and fees from borrowings	0.53%	0.48%	0.95%	0.79%	1.50%
Interest and fees on short-term floating rate notes issued[5]	—	—	0.32%	0.73%	0.17%

Total expenses	2.28%	2.27%	3.14%	3.27%	3.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.08%	1.91%	1.87%	2.28%	1.72%

Portfolio turnover rate	31%	18%	26%	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Ohio Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Ohio state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$531,010
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2011 is as follows:

Cost	$1,430,939
Market Value	$173,299
Market Value as a % of Net Assets	0.28%
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$1,151,213	$—	$13,957,288	$10,025,925

1.	As of March 31, 2011, the Fund had $12,454,665 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2011, details of the capital loss carryforwards were as follows:

Expiring

2015	$5
2016	809,696
2017	2,144,196
2018	9,452,268
2019	48,500

Total	$12,454,665

2.	As of March 31, 2011, the Fund had $1,502,623 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended March 31, 2011, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

Distributions paid from:
Exempt-interest dividends	$4,314,446	$4,085,822
Ordinary income	22,138	194

Total	$4,336,584	$4,086,016

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$79,863,668

Gross unrealized appreciation	$634,447
Gross unrealized depreciation	(10,660,372)

Net unrealized depreciation	$(10,025,925)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$92
Payments Made to Retired Trustees	247
Accumulated Liability as of March 31, 2011	1,944
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	1,338,142	$13,584,752	2,075,249	$19,851,258
Dividends and/or
distributions reinvested	201,428	2,017,085	186,108	1,765,241
Redeemed	(2,164,922)	(21,138,750)	(1,785,355)	(16,864,573)

Net increase (decrease)	(625,352)	$(5,536,913)	476,002	$4,751,926

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class B
Sold	61,579	$625,410	85,258	$806,958
Dividends and/or
distributions reinvested	7,752	77,250	7,673	72,200
Redeemed	(53,270)	(533,769)	(88,293)	(831,693)

Net increase	16,061	$168,891	4,638	$47,465

Class C
Sold	484,490	$4,892,368	924,628	$8,842,941
Dividends and/or
distributions reinvested	71,139	710,805	67,505	639,189
Redeemed	(743,072)	(7,335,643)	(383,323)	(3,662,884)

Net increase (decrease)	(187,443)	$(1,732,470)	608,810	$5,819,246

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$22,149,989	$27,619,734
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2011, the Fund paid $45,613 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreim-bursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2011 were as follows:

Class B	$54,239
Class C	266,920
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2011	$36,958	$3,979	$7,411	$14,033

Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2011, the Manager reimbursed $78,416, $7,513 and $46,337 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1 (Inverse Floating Rate Securities). The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2386% as of March 31, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2011 equal 0.51% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2011, the Fund had borrowings outstanding at an interest rate of 0.2386%. Details of the borrowings for the year ended March 31, 2011 are as follows:

Average Daily Loan Balance	$10,596,712
Average Daily Interest Rate	0.316%
Fees Paid	$437,208
Interest Paid	$33,928
6. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty.
These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended March 31, 2011 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments. The Fund executed no transactions under the Facility during the year ended March 31, 2011.
7. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
8. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Rochester Virginia Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Virginia Municipal Fund, including the statement of investments, as of March 31, 2011, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Virginia Municipal Fund as of March 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Denver, Colorado
May 16, 2011

STATEMENT OF INVESTMENTS March 31, 2011

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—117.8%
Virginia—62.3%
$20,000	Alexandria, VA IDA (Alexandria Hospital)	5.500%	07/01/2014	$20,077

180,000	Alexandria, VA IDA Pollution Control (Potomac Electric Power Company)[1]	5.375	02/15/2024	180,029

400,000	Alexandria, VA Redevel. & Hsg. Authority (CRS Alexandria Hsg. Corp.)[1]	6.125	10/01/2029	401,384

5,000	Broadway, VA IDA (Bridgewater College)[1]	5.375	04/01/2033	4,464

265,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)[1]	5.500	07/15/2035	206,215

2,400,000	Celebrate, VA North Community Devel. Authority Special Assessment[1]	6.750	03/01/2034	1,654,704

15,000	Chesapeake, VA IDA (Chesapeake Court House)[1]	5.250	06/01/2017	15,048

345,000	Chesapeake, VA Redevel. & Hsg. Authority (Chesapeake Crossing Seniors Community Three)[1]	6.200	04/01/2028	243,404

20,000	Chesapeake, VA Toll Road (Expressway)[1]	5.625	07/15/2032	18,919

500,000	Chesterfield County, VA EDA (VA Electric & Power Company)[1]	5.600	11/01/2031	464,255

720,000	Chesterfield County, VA Health Center (Lucy Corr Village)[1]	6.250	12/01/2038	620,006

255,000	Dulles, VA Town Center CDA (Dulles Town Center)[1]	6.250	03/01/2026	243,800

25,000	Fairfax County, VA Redevel. & Hsg. Authority (Grand View Apartments)[1]	5.450	08/01/2025	25,004

25,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor House)[1]	5.875	08/01/2027	25,008

10,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor II)[1]	5.500	05/01/2029	9,999

1,330,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.125	03/01/2036	784,261

1,220,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.450	03/01/2036	757,620

1,250,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.800	03/01/2036	818,000

2,550,000	Halifax County, VA IDA (Old Dominion Electric Cooperative)[1]	5.625	06/01/2028	2,554,157

170,000	Henrico County, VA IDA (Browning-Ferris Industries)[1]	5.875	03/01/2017	170,241

125,000	James City County, VA IDA (Anheuser-Busch Companies)[1]	6.000	04/01/2032	123,823

10,000	Lancaster County, VA IDA (Rappahannock Westminster Canterbury)[1]	6.000	04/01/2032	7,981

1,000,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050	03/01/2027	349,600

20,000	Lexington, VA IDA (Carilion Stonewall Jackson Hospital)[1]	6.875	07/01/2020	19,623

Principal
Amount		Coupon	Maturity	Value

Virginia Continued
$35,000	Lexington, VA IDA (Stonewall Jackson Hospital)[1]	7.000%	07/01/2030	$32,956

65,000	Loudoun County, VA IDA (Dulles Airport Marriott Hotel)[1]	7.125	09/01/2015	62,868

10,000	Lynchburg, VA IDA (Lynchburg College)[1]	5.250	09/01/2028	9,319

15,000	Lynchburg, VA IDA (The Summit)[1]	6.125	01/01/2021	14,173

25,000	Lynchburg, VA IDA (The Summit)[1]	6.250	01/01/2028	22,707

1,500,000	Manassas Park, VA Economic Devel. Authority[1]	6.000	07/15/2035	1,438,845

10,000	Manassas, VA GO1	6.000	05/01/2014	10,205

100,000	New Port, VA CDA[1]	5.600	09/01/2036	52,199

30,000	Norfolk, VA Airport Authority (Air Cargo)[1]	6.250	01/01/2030	26,792

300,000	Norfolk, VA EDA, Series A1	6.000	11/01/2036	201,810

10,000	Norfolk, VA GO1	5.750	06/01/2017	10,017

815,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)[1]	6.125	01/01/2035	668,447

50,000	Norfolk, VA Water[1]	5.125	11/01/2028	50,016

30,000	Norfolk, VA Water[1]	5.900	11/01/2025	30,020

2,265,000	Norton, VA IDA (Norton Community Hospital)[1]	6.000	12/01/2022	2,103,188

170,000	Peninsula, VA Ports Authority (The Brinks Company)[1]	6.000	04/01/2033	170,461

250,000	Peninsula, VA Ports Authority Residential Care Facility (Virginia Baptist Homes)[1]	5.375	12/01/2026	161,423

1,500,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.350	09/01/2028	1,388,445

3,100,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450	09/01/2037	2,747,127

75,000	Prince William County, VA IDA (Melrose Apartments)[1]	5.400	01/01/2029	55,028

1,735,000	Prince William County, VA Multifamily Hsg. Pass-Through Certificates (Woodward Gables)[1]	5.600	11/01/2034	1,649,534

45,000	Richmond, VA IDA (Virginia Commonwealth University Real Estate Foundation)[1]	5.550	01/01/2031	44,411

5,000	Richmond, VA Metropolitan Authority (Expressway)[1]	5.400	01/15/2013	5,116

25,000	Roanoke, VA IDA (Virginia Lutheran Homes)[1]	6.000	12/01/2032	21,319

1,100,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500	08/01/2028	1,002,045

1,000,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500	08/01/2038	858,760

5,000	Suffolk, VA IDA (Hotel & Conference Center)[1]	5.125	10/01/2035	5,543

3,110,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.150	09/01/2024	2,614,422

655,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.300	09/01/2031	514,116

410,000	Suffolk, VA Redevel. & Hsg. Authority (Hope Village Apartments)[1]	5.600	02/01/2033	416,597

1,200,000	VA Celebrate South CDA Special Assessment[1]	6.250	03/01/2037	719,436

Principal
Amount		Coupon	Maturity	Value

Virginia Continued
$1,850,000	VA College Building Authority (Regent University)[1]	5.000%	06/01/2026	$1,751,895

1,950,000	VA College Building Authority (Regent University)[1]	5.000	06/01/2029	1,767,929

390,000	VA College Building Authority Educational Facilities (Regent University)[1]	5.000	06/01/2036	330,283

218,000	VA Gateway Community Devel. Authority[1]	6.375	03/01/2030	201,670

100,000	VA H2O Community Devel. Authority	5.200	09/01/2037	52,016

45,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.200	04/01/2020	45,020

8,000,000	VA Hsg. Devel. Authority, Series A1	5.300	07/01/2035	7,802,069

2,940,000	VA Hsg. Devel. Authority, Series E1	6.250	07/01/2031	3,032,845

150,000	VA Hsg. Devel. Authority, Series E1	6.375	01/01/2036	157,653

235,000	VA Multifamily Hsg. (The Broad Point/American International Group)[1]	5.950[2]	11/01/2033	219,206

1,500,000	VA Small Business Financing Authority (Hampton Roads Proton)[1]	9.000	07/01/2039	1,528,365

250,000	VA Small Business Financing Authority (Roanoke College)[1]	5.500	04/01/2033	242,860

250,000	VA Small Business Financing Authority (Roanoke College)[1]	5.750	04/01/2041	241,353

8,000,000	VA Small Business Financing Authority (Sentara Healthcare)[3]	5.000	11/01/2040	7,712,560

250,000	VA Small Business Financing Authority (Wellmont Health System)[1]	5.250	09/01/2037	210,505

22,000,000	VA Tobacco Settlement Authority	5.770[4]	06/01/2047	339,900

73,000,000	VA Tobacco Settlement Authority	10.873[4]	06/01/2047	1,413,280

550,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.250	07/01/2019	612,271

485,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.500	07/01/2029	532,967

250,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.750	07/01/2038	274,008

3,325,000	Watkins Centre, VA Community Devel. Authority[1]	5.400	03/01/2020	3,127,329

2,747,000	White Oaks, VA Village Shops Community Devel. Authority Special Assessment[1]	5.300	03/01/2017	2,744,116

				61,165,067

U.S. Possessions—42.5%
200,000	Guam GO1	6.750	11/15/2029	202,452

400,000	Guam GO1	7.000	11/15/2039	411,408

1,000,000	Guam Government Waterworks Authority & Wastewater System[1]	5.625	07/01/2040	862,780

35,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750	09/01/2031	36,238

980,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2017	875,395

2,190,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2030	1,646,836

Principal
Amount		Coupon	Maturity	Value

U.S. Possessions Continued
$255,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000%[5]	07/01/2024	$257,871

250,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000	07/01/2038	234,558

1,600,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000	07/01/2044	1,487,312

245,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	216,533

550,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	450,786

25,800,000	Puerto Rico Children’s Trust Fund (TASC)	6.417[4]	05/15/2050	790,770

150,000	Puerto Rico Commonwealth GO1	5.700	07/01/2020	150,054

500,000	Puerto Rico Commonwealth GO1	5.750	07/01/2036	464,220

1,250,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	1,272,163

115,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2026	109,426

350,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2027	331,293

580,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2028	546,667

200,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2029	187,056

210,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2030	193,265

225,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2031	203,396

1,000,000	Puerto Rico Highway & Transportation Authority[1]	5.250	07/01/2030	923,540

250,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	219,390

200,000	Puerto Rico Highway & Transportation Authority[1]	5.500	07/01/2023	200,158

150,000	Puerto Rico Infrastructure[1]	5.000	07/01/2046	116,625

310,000	Puerto Rico Infrastructure	6.800[4]	07/01/2029	86,453

1,000,000	Puerto Rico Infrastructure	7.000[4]	07/01/2033	195,500

500,000	Puerto Rico Infrastructure	7.000[4]	07/01/2035	80,855

3,110,000	Puerto Rico Infrastructure	7.002[4]	07/01/2032	663,176

820,000	Puerto Rico Infrastructure	7.050[4]	07/01/2042	74,710

5,600,000	Puerto Rico Infrastructure	7.391[4]	07/01/2030	1,423,800

75,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600	10/01/2014	73,214

1,825,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	1,701,429

905,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500	10/01/2037	793,079

4,535,000	Puerto Rico Infrastructure Financing Authority	6.800[4]	07/01/2031	1,050,805

745,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	03/01/2036	573,307

145,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	02/01/2019	142,043

250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	02/01/2029	213,713

750,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	750,818

25,000	Puerto Rico ITEMECF (SEAM/Hospital Espanol Auxilio Obligated Group)[1]	6.250	07/01/2024	25,016

500,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250	09/01/2031	453,435

25,000	Puerto Rico ITEMECF (University Plaza)[1]	5.000	07/01/2021	23,934

105,000	Puerto Rico Port Authority (American Airlines), Series A	6.250	06/01/2026	83,617

1,000,000	Puerto Rico Public Buildings Authority[1]	5.625	07/01/2039	907,670

250,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2031	256,353

Principal
Amount		Coupon	Maturity	Value

U.S. Possessions Continued
$1,515,000	Puerto Rico Public Buildings Authority[1]	6.750%	07/01/2036	$1,592,932

1,500,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	1,644,855

500,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	538,610

145,000	Puerto Rico Public Finance Corp., Series A1	5.750	08/01/2027	147,524

65,000	Puerto Rico Public Finance Corp., Series A	6.000	08/01/2015	65,332

25,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750	08/01/2037	24,080

19,650,000	Puerto Rico Sales Tax Financing Corp., Series A	6.070[4]	08/01/2054	976,016

5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.100[4]	08/01/2044	524,500

650,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	673,153

13,950,000	Puerto Rico Sales Tax Financing Corp., Series A	7.287[4]	08/01/2056	604,314

250,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000[5]	08/01/2032	200,423

8,000,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.750	08/01/2057	8,027,600

50,000	University of V.I., Series A1	5.750	12/01/2013	50,272

195,000	V.I. HFA, Series A1	6.500	03/01/2025	195,014

300,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700	07/01/2022	250,986

900,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875	07/01/2022	830,502

620,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125	07/01/2022	584,133

500,000	V.I. Public Finance Authority (Matching
	Fund Loan Note)[1]	5.250	10/01/2029	471,215

550,000	V.I. Public Finance Authority, Series A1	5.000	10/01/2039	454,003

750,000	V.I. Public Finance Authority, Series A1	6.375	10/01/2019	756,848

1,250,000	V.I. Water & Power Authority, Series A1	5.000	07/01/2031	1,099,150

				41,674,581

District of Columbia—13.0%
150,000	Metropolitan Washington D.C. Airport Authority[1]	5.375	10/01/2029	150,735

1,500,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	1.426[4]	10/01/2041	1,054,755

5,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	7.170[4]	10/01/2040	649,450

5,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	7.910[4]	10/01/2040	611,750

5,000,000	Metropolitan Washington D.C. Airport
	Authority (Dulles Toll Road-Metrorail)[1]	0.000[5]	10/01/2044	2,813,350

8,000,000	Metropolitan Washington D.C. Airport Authority, Series A3	5.000	10/01/2035	7,449,920

				12,729,960

Total Investments, at Value (Cost $126,171,475)—117.8%				115,569,608

Liabilities in Excess of Other Assets—(17.8)				(17,442,359)

Net Assets—100.0%				$98,127,249

Footnotes to Statement of Investments
1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of the accompanying Notes.
2. Represents the current interest rate for a variable or increasing rate security.
3. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently transferred to a trust. See Note 1 of the accompanying Notes.
4. Zero coupon bond reflects effective yield on the date of purchase.
5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2011 based on valuation input level:

			Level 3 —
	Level 1 —	Level 2 —	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Virginia	$—	$61,165,067	$—	$61,165,067
U.S. Possessions	—	41,674,581	—	41,674,581
District of Columbia	—	12,729,960	—	12,729,960

Total Assets	$—	$115,569,608	$—	$115,569,608

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

CDA	Communities Devel. Authority	ITEMECF	Industrial, Tourist, Educational, Medical
CRS	Christian Relief Services		and Environmental Community Facilities
EDA	Economic Devel. Authority	ROLs	Residual Option Longs
GO	General Obligation	SEAM	Sociedad Espanola de Auxilio Mutuo
HFA	Housing Finance Agency	TASC	Tobacco Settlement Asset-Backed Bonds
IDA	Industrial Devel. Agency	V.I.	United States Virgin Islands

STATEMENT OF ASSETS AND LIABILITIES March 31, 2011

Assets
Investments, at value (cost $126,171,475)—see accompanying statement of investments	$115,569,608

Cash	379,672

Receivables and other assets:
Interest	1,569,811
Shares of beneficial interest sold	175,953
Investments sold	10,000
Other	71,034

Total assets	117,776,078

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	18,000,000
Payable on borrowings (See Note 5)	1,200,000
Shares of beneficial interest redeemed	156,113
Dividends	151,048
Distribution and service plan fees	59,292
Shareholder communications	20,995
Transfer and shareholder servicing agent fees	5,245
Trustees’ compensation	2,662
Interest expense on borrowings	97
Other	53,377

Total liabilities	19,648,829

Net Assets	$98,127,249

Composition of Net Assets
Par value of shares of beneficial interest	$11,716

Additional paid-in capital	113,352,188

Accumulated net investment income	2,156,587

Accumulated net realized loss on investments	(6,791,375)

Net unrealized depreciation on investments	(10,601,867)

Net Assets	$98,127,249

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $67,434,781 and 8,045,471 shares of beneficial interest outstanding)	$8.38
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.80

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,020,555 and 839,191 shares of beneficial interest outstanding)	$8.37

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,671,913 and 2,830,901 shares of beneficial interest outstanding)	$8.36

STATEMENT OF OPERATIONS For the Year Ended March 31, 2011

Investment Income
Interest	$8,659,270

Expenses
Management fees	564,196

Distribution and service plan fees:
Class A	176,065
Class B	71,294
Class C	246,335

Transfer and shareholder servicing agent fees:
Class A	37,163
Class B	6,192
Class C	16,815

Shareholder communications:
Class A	19,865
Class B	3,424
Class C	8,770

Interest expense and fees on short-term floating rate notes issued (See Note 1)	177,482

Borrowing fees	80,860

Interest expense on borrowings	4,264

Trustees’ compensation	1,696

Administration service fees	1,500

Custodian fees and expenses	1,385

Other	62,706

Total expenses	1,480,012
Less waivers and reimbursements of expenses	(157,936)

Net expenses	1,322,076

Net Investment Income	7,337,194

Realized and Unrealized Loss
Net realized loss on investments	(2,601,479)

Net change in unrealized appreciation/depreciation on investments	(10,444,960)

Net Decrease in Net Assets Resulting from Operations	$(5,709,245)

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2011	2010

Operations
Net investment income	$7,337,194	$5,291,887

Net realized loss	(2,601,479)	(1,711,635)

Net change in unrealized appreciation/depreciation	(10,444,960)	13,277,564

Net increase (decrease) in net assets resulting from operations	(5,709,245)	16,857,816

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(4,822,941)	(3,097,794)
Class B	(434,100)	(275,316)
Class C	(1,496,200)	(852,312)

	(6,753,241)	(4,225,422)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	14,165,264	28,556,884
Class B	1,185,354	4,518,523
Class C	5,050,517	13,655,862

	20,401,135	46,731,269

Net Assets
Total increase	7,938,649	59,363,663

Beginning of period	90,188,600	30,824,937

End of period (including accumulated net investment income of $2,156,587 and $1,572,660, respectively)	$98,127,249	$90,188,600

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2011

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(5,709,245)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(37,185,680)
Proceeds from disposition of investment securities	16,362,330
Short-term investment securities, net	241,504
Premium amortization	135,689
Discount accretion	(2,253,521)
Net realized loss on investments	2,601,479
Net change in unrealized appreciation/depreciation on investments	10,444,960
Change in assets:
Increase in receivable for securities sold	(10,000)
Increase in other assets	(50,462)
Increase in interest receivable	(369,693)
Change in liabilities:
Decrease in other liabilities	(6,651)
Decrease in payable for securities purchased	(424,751)

Net cash used in operating activities	(16,224,041)

Cash Flows from Financing Activities
Proceeds from bank borrowings	29,900,000
Payments on bank borrowings	(33,400,000)
Proceeds from short-term floating rate notes issued	6,000,000
Proceeds from shares sold	44,309,369
Payments on shares redeemed	(28,045,738)
Cash distributions paid	(2,305,611)

Net cash provided by financing activities	16,458,020

Net increase in cash	233,979

Cash, beginning balance	145,693

Cash, ending balance	$379,672

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $4,405,304.
Cash paid for interest on bank borrowings—$5,184.
Cash paid for interest on short-term floating rate notes issued—$177,482.

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.40	$7.23	$10.20	$13.21	$12.60

Income (loss) from investment operations:
Net investment income[2]	.68	.77	.64	.78	.54
Net realized and unrealized gain (loss)	(1.08)	2.02	(2.99)	(3.20)	.44

Total from investment operations	(.40)	2.79	(2.35)	(2.42)	.98

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.62)	(.62)	(.59)	(.37)

Net asset value, end of period	$8.38	$9.40	$7.23	$10.20	$13.21

Total Return, at Net Asset Value[3]	(4.54)%	39.56%	(23.70)%	(18.85)%	7.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$67,435	$61,891	$24,132	$19,946	$11,023

Average net assets (in thousands)	$70,784	$44,416	$21,874	$17,701	$7,721

Ratios to average net assets:[4]
Net investment income	7.37%	8.68%	7.47%	6.54%	5.89%
Expenses excluding interest and fees on short-term floating rate notes issued	0.95%	0.98%	1.10%	1.05%	1.23%
Interest and fees from borrowings	0.08%	0.14%	0.78%	1.68%	1.88%
Interest and fees on short-term floating rate notes issued[5]	0.17%	0.11%	0.21%	0.89%	0.32%

Total expenses	1.20%	1.23%	2.09%	3.62%	3.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.05%	1.02%	1.01%	1.69%	1.12%

Portfolio turnover rate	15%	9%	41%	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class B Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.39	$7.22	$10.19	$13.20	$12.60

Income (loss) from investment operations:
Net investment income[2]	.60	.70	.57	.68	.43
Net realized and unrealized gain (loss)	(1.06)	2.03	(2.99)	(3.19)	.47

Total from investment operations	(.46)	2.73	(2.42)	(2.51)	.90

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.56)	(.55)	(.50)	(.30)

Net asset value, end of period	$8.37	$9.39	$7.22	$10.19	$13.20

Total Return, at Net Asset Value[3]	(5.25)%	38.57%	(24.33)%	(19.48)%	7.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,020	$6,695	$1,339	$446	$150

Average net assets (in thousands)	$7,145	$4,482	$876	$373	$40

Ratios to average net assets:[4]
Net investment income	6.61%	7.84%	6.82%	5.81%	4.66%
Expenses excluding interest and fees on short-term floating rate notes issued	1.75%	1.82%	2.01%	2.16%	6.19%
Interest and fees from borrowings	0.08%	0.14%	0.78%	1.68%	1.88%
Interest and fees on short-term floating rate notes issued[5]	0.17%	0.11%	0.21%	0.89%	0.32%

Total expenses	2.00%	2.07%	3.00%	4.73%	8.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.80%	1.78%	1.76%	2.44%	1.87%

Portfolio turnover rate	15%	9%	41%	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class C Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.38	$7.21	$10.18	$13.19	$12.60

Income (loss) from investment operations:
Net investment income[2]	.61	.70	.58	.68	.43
Net realized and unrealized gain (loss)	(1.08)	2.03	(3.00)	(3.19)	.44

Total from investment operations	(.47)	2.73	(2.42)	(2.51)	.87

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.56)	(.55)	(.50)	(.28)

Net asset value, end of period	$8.36	$9.38	$7.21	$10.18	$13.19

Total Return, at Net Asset Value[3]	(5.26)%	38.63%	(24.34)%	(19.50)%	6.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,672	$21,603	$5,354	$4,990	$1,263

Average net assets (in thousands)	$24,674	$13,828	$5,390	$3,147	$400

Ratios to average net assets:[4]
Net investment income	6.69%	7.86%	6.63%	5.84%	4.69%
Expenses excluding interest and fees on short-term floating rate notes issued	1.72%	1.77%	2.08%	1.83%	2.50%
Interest and fees from borrowings	0.08%	0.14%	0.78%	1.68%	1.88%
Interest and fees on short-term floating rate notes issued[5]	0.17%	0.11%	0.21%	0.89%	0.32%

Total expenses	1.97%	2.02%	3.07%	4.40%	4.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.80%	1.78%	1.76%	2.44%	1.87%

Portfolio turnover rate	15%	9%	41%	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Rochester Virginia Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Virginia state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $18,000,000 as of March 31, 2011, which represents 15.28% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At March 31, 2011, municipal bond holdings with a value of $23,190,080 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $18,000,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.

At March 31, 2011, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$2,000,000	Metropolitan Washington D.C. Airport Authority ROLs[3]	17.508%	10/1/35	$1,449,920
2,000,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	17.368	8/1/57	2,027,600
2,000,000	VA Small Business Financing Authority ROLs[3]	17.808	11/1/40	1,712,560

				$5,190,080

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 24 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2011, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $18,000,000.
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation Based
on Cost of Securities
and Other
Undistributed	Undistributed	Accumulated	Investments for
Net Investment	Long-Term	Loss	Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$943,764	$—	$6,745,909	$10,647,333

1.	As of March 31, 2011, the Fund had $4,020,375 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2011, details of the capital loss carryforwards were as follows:

Expiring

2016	$82,097
2017	1,430,791
2018	2,507,487

Total	$4,020,375

2.	As of March 31, 2011, the Fund had $2,725,534 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended March 31, 2011, the Fund utilized $159,521 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for March 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

Reduction
to Accumulated
Increase to	Net Investment
Paid-in Capital	Income
$26	$26

1. Significant Accounting Policies Continued The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

Distributions paid from:
Exempt-interest dividends	$6,722,148	$4,222,323
Ordinary income	31,093	3,099

Total	$6,753,241	$4,225,422

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$108,220,029[1]

Gross unrealized appreciation	$1,927,413
Gross unrealized depreciation	(12,574,746)

Net unrealized depreciation	$(10,647,333)

1.	The Federal tax cost of securities does not include cost of $17,996,912, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$126
Payments Made to Retired Trustees	121
Accumulated Liability as of March 31, 2011	1,035
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	3,439,569	$31,501,519	4,700,487	$41,002,440
Dividends and/or
distributions reinvested	347,967	3,162,749	187,948	1,684,407
Redeemed	(2,323,926)	(20,499,004)	(1,644,933)	(14,129,963)

Net increase	1,463,610	$14,165,264	3,243,502	$28,556,884

Class B
Sold	165,041	$1,545,847	535,043	$4,585,979
Dividends and/or
distributions reinvested	32,614	296,365	21,129	189,074
Redeemed	(71,626)	(656,858)	(28,560)	(256,530)

Net increase	126,029	$1,185,354	527,612	$4,518,523

Class C
Sold	1,198,972	$11,006,569	1,849,097	$16,312,449
Dividends and/or
distributions reinvested	104,116	946,190	56,512	505,959
Redeemed	(774,621)	(6,902,242)	(345,416)	(3,162,546)

Net increase	528,467	$5,050,517	1,560,193	$13,655,862

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$37,185,680	$16,362,330
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2011, the Fund paid $58,542 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2011 were as follows:

Class B	$241,651
Class C	280,823
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2011	$84,051	$85	$6,827	$4,036
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2011, the Manager reimbursed $102,677, $14,097 and $41,152 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended March 31, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$10
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1 (Inverse Floating Rate Securities). The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2386% as of March 31, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2011 equal 0.08% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2011, the Fund had borrowings outstanding at an interest rate of 0.2386%. Details of the borrowings for the year ended March 31, 2011 are as follows:

Average Daily Loan Balance	$1,373,973
Average Daily Interest Rate	0.308%
Fees Paid	$116,972
Interest Paid	$5,184
6. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended March 31, 2011 are included in expenses on the Fund’s Statement of Operations and equal 0.005% of the Fund’s average net assets on an annualized basis.
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments. The Fund executed no transactions under the Facility during the year ended March 31, 2011.
7. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
8. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.

Website
www.oppenheimerfunds.com

Investment Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank
Citibank, N.A.
111 Wall Street
New York, New York 10005

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

PX0570.001.0711